UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21295

JPMorgan Trust I
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 to October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT OCTOBER 31, 2005

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware Large Cap Growth Fund

JPMorgan Tax Aware Large Cap Value Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Tax Aware Disciplined Equity Fund	3

JPMorgan Tax Aware Enhanced Income Fund	6

JPMorgan Tax Aware Large Cap Growth Fund	9

JPMorgan Tax Aware Large Cap Value Fund	12

JPMorgan Tax Aware Real Return Fund	15

JPMorgan Tax Aware Short-Intermediate Income Fund	18

JPMorgan Tax Aware U.S. Equity Fund	21

Schedules of Portfolio Investments	24

Financial Statements	50

Financial Highlights	66

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	94

Trustees	95

Officers	97

Schedule of Shareholder Expenses	99

Board Approval of Investment Advisory Agreements	102

Tax Letter	108

Highlights

•  The economy pushed forward

•  Inflation showed modest gains

•  The U.S. equity market advanced in the second and third quarters of 2005

•  The fixed income market managed to keep downward pressure on longer-term rates

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Tax Aware Funds

PRESIDENT'S LETTER NOVEMBER 16, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Tax Aware Funds for the one-year period ended October 31, 2005. Inside, you'll find in-depth information on our tax aware funds along with an update from the portfolio management team.

With deflationary fears firmly in the rearview mirror, the economy pushed forward. U.S. employment figures maintained a healthy overall pace, with unemployment ending the period at 5.0%. U.S. economic growth continued to show resiliency, with 4.4% gross domestic product (GDP) growth for calendar 2004 and 3.8% for the first nine months of 2005. Inflation showed modest gains, with the core consumer price index (CPI) (excluding food and energy) increasing 2.1% for the one-year period ended October 31, 2005.

Equity market mixed

Most major equity benchmarks posted negative returns early in the year, failing to maintain the momentum from 2004 gains. The U.S. equity market advanced in the second and third quarters of 2005 as investor optimism increased on evidence that the economy was entering a period of solid expansion. However, uncertainty surrounding the impact of the Gulf Coast hurricanes held down equity gains late in the third quarter as they generated upward pressure on energy prices, adding to fears of accelerating inflation. The equity market declined in October as investors became concerned that higher interest rates would constrain economic growth and lead to further corporate profit disappointments.

Fixed income market reacts to Fed tightening

The big surprise in the fixed-income market was the Federal Reserve's tightening campaign that lifted the target federal funds rate to 3.75% by October 31, 2005. (On November 1, 2005, the Fed increased the interest rate another 25 basis points to 4.00%.) As yields on shorter-maturity securities followed the upward trend, yields at the long end of the curve remained impervious.

There has been considerable public debate about why long-term rates have remained so low. Probable causes include a high rate of global savings and pension funds rebalancing their assets and liabilities. In addition, demand for long-maturity securities has been bolstered by the markets' belief that the Federal Reserve would reach a neutral federal funds rate soon and end its tightening stance.

As such, the fixed income market managed to keep downward pressure on longer-term rates, and the yield curve flattened. Demand for U.S. fixed-income securities from foreign investors seeking yield and domestic investors seeking quality helped keep rates on the downswing.

Outlook

We are concerned that high energy prices simultaneously will cause inflation to accelerate and growth to slow. It is possible that economic growth could slow on its own, allowing inflation to remain in the Federal Reserve's comfort zone. Combating this outcome, however, are

"With deflationary fears firmly in the rearview mirror, the economy pushed forward."

JPMorgan
Tax Aware Funds

CONTINUED

continued strong productivity, strong corporate profits, employment growth leading to gains in real aggregate compensation, and strong consumer confidence led by increases in net worth. Any potential drag on the economy, such as higher energy prices or the trade deficit, may have less impact than in past cycles.

We look for the Federal Reserve to continue raising rates at a measured pace while focusing on inflation. If interest rates stabilize and core inflation remains under control, the stage could be set for a meaningful market recovery.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President
JPMorgan Funds

JPMorgan Tax Aware Funds 2

JPMorgan
Tax Aware Disciplined Equity Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/30/97
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$376,879
Primary Benchmark	S&P 500 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after-tax total returns from a portfolio of selected equity securities, returned 7.11% for the 12 months ended October 31, 2005 (Institutional Class Shares). This compares to the 8.72% return of the S&P 500 Index, the Fund's benchmark.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The U.S. equity market advanced over the period as a quick resolution to the presidential election, strong corporate earnings and robust economic growth pushed indexes higher. Fears of rising oil prices and further Fed tightening, however, limited the market's upside.

The Fund participated in the market's advance, but underperformed its benchmark due to stock selection in information technology and energy. Strong stock selection in consumer staples aided performance over the period. Altria Group was a top contributor to performance as the company benefited from an Illinois Supreme Court decision that had positive implications for ongoing tobacco litigation in the state. The positive ruling, along with improved pricing, led to strong stock performance during the period. Wellpoint was another positive contributor as the company benefited from synergies through its merger with Anthem, announced the acquisition of WellChoice and showed enrollment growth.

Lack of exposure to American International Group had a negative impact on performance. The stock performed well relative to the insurance sector, following the company's run-in with the New York attorney general, restatement of earnings and firing of its CEO. Lack of exposure to Apple Computer was the primary source of the underperformance as it introduced new products, highlighted by the iPod Shuffle, iPod Nano, and iTunes cellular phone by Motorola. The company continues to exhibit impressive innovation, enabling it to expand market share in the portable music player industry.

Q:  HOW WAS THE FUND MANAGED?

A:  Keeping to our discipline, the Fund continued to focus on overweighting companies within each market sector, which were deemed to be attractively priced relative to their future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and ensure that stock selection was the main driver of returns.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Although there are various economic headwinds, including high energy prices, softening consumer spending, additional Fed tightening and potential for a slowing housing market, we remain relatively positive, given strong corporate earnings growth and balance sheets. While growth may slow as the Fed attempts to contain inflation, we consider the "washing-out" of inflation pressures a positive development for long-term economic and financial market health. We believe the probability that consumer spending will slow in coming months has increased, as rising rates dampen housing activity and energy prices pinch pockets during the winter heating season. Our outlook for the U.S. equity markets in the short-term is cautious and our long-term view remains optimistic.

JPMorgan Tax Aware Funds3

JPMorgan
Tax Aware Disciplined Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	3.5%
2.	Exxon Mobil Corp.	3.2%
3.	Microsoft Corp.	2.8%
4.	Citigroup, Inc.	2.7%
5.	Procter & Gamble Co.	2.3%
6.	Altria Group, Inc.	1.8%
7.	Johnson & Johnson	1.8%
8.	Bank of America Corp.	1.7%
9.	Goldman Sachs Group, Inc.	1.5%
10.	U.S. Bancorp	1.5%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds4

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	5 YEAR	SINCE INCEPTION (1/30/97)
INSTITUTIONAL CLASS SHARES	7.11%	(1.96%)	6.66%

LIFE OF FUND PERFORMANCE (01/30/97 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/30/97.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index, and the Lipper Large-Cap Core Funds Index from January 30, 1997 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds5

JPMorgan
Tax Aware Enhanced Income Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	4/16/99
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$200,023
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after-tax current income consistent with principal preservation, returned 2.18% (Institutional Class Shares) for the 12-month period ended October 31, 2005, compared with the 2.76% return of the benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The Fund was hurt by the general upward trend in short-term interest rates. Yields on two-year AAA-rated municipals, in response to increases in the federal funds rate, rose over 2% during the year. To offset this dramatic rise in interest rates, we held a large part of the Fund in floating-rate instruments. The yields on these instruments reset higher as short rates increased. We also were able to mitigate some of the impact with our tactical adjustments to the interest-rate exposure of the Fund.

Q:  HOW WAS THE FUND MANAGED?

A:  Typically an economic recovery is felt at the state and local level after a lag of 12-18 months. Improved economics should translate into improved credit fundamentals. To take advantage of this, we increased our allocation in lower-rated credits, which increased the Fund's yield. As mentioned earlier, our allocation in floating-rate obligations was a positive contributor to the Fund's performance. We also took advantage of temporary pricing discrepancies through tactical adjustments between demand notes and auction-rate securities.

The ratio between two-year AAA municipals and Treasuries at the beginning and end of the period was fairly stable at around 71%. However, during the year, this ratio was quite volatile, moving from a low of 68% to high of 79%. We adjusted our allocation in municipals to take advantage of this volatility, reducing it to less than 10% when Treasuries rallied at the end of August.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We expect the economy to continue to grow at an above-trend rate, which should equate to a gross domestic product (GDP) of approximately 3.5% in the fourth quarter. In response to this growth and the fear of renewed inflationary pressures, we expect the Fed to remain in a tightening mode for the next several months. We expect the fed funds rate to reach 4.25% by year-end and the terminal rate to reach as much as 4.75%. In response to this outlook, we expect to maintain our allocation to floating-rate products. We also expect municipals to outperform taxable alternatives over the near term and, therefore, we will maintain our high allocation to municipal obligations.

JPMorgan Tax Aware Funds6

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds7

JPMorgan
Tax Aware Enhanced Income Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	5 YEAR	SINCE INCEPTION (4/16/99)
CLASS A SHARES
Without Sales Charge	1.68%	2.04%	2.43%
With Sales Charge*	(1.38%)	1.43%	1.97%
SELECT CLASS SHARES	1.92%	2.24%	2.58%
INSTITUTIONAL CLASS SHARES	2.18%	2.47%	2.82%

  *  Sales Charge for Class A Shares is 3.00%.

LIFE OF FUND PERFORMANCE (04/16/99 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 4/16/99.

Returns for the Select Class Shares prior to 5/6/99 (offering date of the Select Class Shares) are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 11/30/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, and Lipper Short-Intermediate Investment Grade Funds Index from April 16, 1999 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Short-Intermediate Investment Grade Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds8

JPMorgan
Tax Aware Large Cap Growth Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$138,366
Primary Benchmark	Russell 1000 Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long-term capital growth while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, returned 8.12% (Select Class Shares) for the 12-month period versus a return of 8.81% for the Russell 1000 Growth Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The Fund had a strong turnaround in performance in the second half of the fiscal year as a new Portfolio Manager ushered in changes in several key holdings, which impacted performance positively. Sectors that added value for the year included media and capital markets, which were offset by underperformance in pharmaceuticals and retail.

In pharmaceuticals, OSI Pharmaceuticals was the largest detractor to performance as it declined on concerns about its key lung cancer treatment drug. The position was eliminated as the original investment thesis should take longer be realized. Additionally, the company made an acquisition announcement that we believed was not a good strategic decision. A restructuring of other holdings within the healthcare sector led to new positions in Medtronic, the medical device manufacturer; Bausch & Lomb, the contact lens/eye-care specialty manufacturer; and Wyeth, the drug company.

Within retail, holdings in PETsMART hurt performance and were sold during the second half of the year after a disappointing earnings report. We believe the industry is becoming more competitive, with unclear implications about what this may hold for revenue growth and margins going forward.

The capital markets and media sectors were strong performers for the year, led by positions in Chicago Mercantile Exchange and Google.

Chicago Mercantile Exchange, the futures exchange operator, has been one of the great growth stories of the past five years. The stock has appreciated eight-fold over that period and more than doubled over the past year. The growing popularity of futures has driven volume and earnings growth, and the positive position of Chicago Mercantile commands a premium over other players in this market. Despite recent stock price volatility due to its rich valuation and high expectations, this holding has continued to perform well.

Google continues its stellar growth, moving into new end-use markets and establishing itself as the firm to emulate in the Internet advertising space. The company has posted an impressive track record, more than doubling revenue and earnings in recent years.

Q:  HOW WAS THE FUND MANAGED?

A:  We managed the Fund with a focus on companies that have strong business models, high returns on capital, free cash flow, leadership positions in their industries and future growth prospects above 12%.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  After years of underperformance, large-capitalization growth stocks have started to perform better, as valuations for many growing companies look reasonable. We believe that the interest rate increases by the Federal Reserve have caused some slowdown in the housing sector and could cause the growth of the overall economy to moderate as well. In the past, this has often resulted in a macro-economic environment that is solid and supportive of growth stocks, which historically have done well in later stages of an economic cycle.

JPMorgan Tax Aware Funds9

JPMorgan
Tax Aware Large Cap Growth Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	4.3%
2.	Procter & Gamble Co.	4.3%
3.	Microsoft Corp.	3.5%
4.	Johnson & Johnson	3.1%
5.	UnitedHealth Group, Inc.	2.8%
6.	Google, Inc.	2.6%
7.	Altria Group, Inc.	2.2%
8.	Amgen, Inc.	2.2%
9.	Lowe's Cos., Inc.	2.2%
10.	Chicago Mercantile Exchange Holdings, Inc.	2.0%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds10

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	8.12%	(8.06%)	5.95%

TEN-YEAR FUND PERFORMANCE (10/31/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000® Growth Index, and Lipper Large Cap Growth Funds Index from October 31, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds11

JPMorgan
Tax Aware Large Cap Value Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$556,571
Primary Benchmark	Russell 1000 Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Large Cap Value Fund, which seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large-cap equity securities, had a return of 7.67% during the 12-month period ended October 31, 2005 (Select Class Shares). This compares to the 11.86% return of the Fund's benchmark, the Russell 1000 Value Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The U.S. equity market advanced over the period as a quick resolution to the presidential election, strong corporate earnings and robust economic growth pushed indexes higher. Fears of rising oil prices and further Fed tightening, however, limited the market's upside.

Stock selection in financials and industrials hurt performance over the period. AIG was the largest detractor, as shares declined precipitously after the company received a subpoena from the SEC concerning reinsurance transactions. Another detractor during the period was Gannett Co., which reported disappointing results and tempered its outlook for the second quarter of 2005 due to increased expenses. Advertising growth also was under pressure compared to last year's increased revenue from political campaigns and the Summer Olympics.

Although the Fund underperformed its benchmark, names in information technology and utilities aided results over the period. ConocoPhilips was the top contributor, as the company benefited from increased prices of oil and oil derivatives, and also boosted earnings by continuing to focus on more profitable, higher-return businesses. Our lack of exposure to Pfizer helped Fund performance, as shares of the company's stock sold off after the SEC requested documents about the company's Cox-2 painkiller, Bextra. Investors also were concerned about a patent suit over the company's top-selling drug, Lipitor.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund pursues capital appreciation by buying stocks when they are out of favor and undervalued, and selling them when they have returned to favor and achieved their full value. The Fund takes a traditional, disciplined approach to value investing - uncovering financially strong stocks that are attractively priced and have a short- to intermediate-term catalyst for future appreciation. A strong "catalyst" for appreciation can include a corporate restructuring or enhanced product line.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Although there are headwinds, including high energy prices, softening consumer spending, additional Fed tightening and potential for a slowing housing market, our outlook for U.S. equities remains relatively positive, given strong corporate earnings growth and healthy balance sheets. Companies with pricing power will likely outperform as high energy and raw commodity prices continue to pressure profits. Also, given high cash balances for U.S. companies, capital allocation remains an important decision. We believe companies that have successfully employed capital in the past and continue to do so, have an opportunity to differentiate themselves in times of economic uncertainty.

JPMorgan Tax Aware Funds12

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Exxon Mobil Corp.	4.0%
2.	Bank of America Corp.	3.4%
3.	Citigroup, Inc.	3.0%
4.	Altria Group, Inc.	2.9%
5.	ConocoPhillips	2.7%
6.	Hewlett-Packard Co.	2.7%
7.	Chevron Corp.	2.3%
8.	Whirlpool Corp.	2.3%
9.	Freddie Mac	2.2%
10.	Wyeth	2.2%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds13

JPMorgan
Tax Aware Large Cap Value Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	7.67%	0.27%	7.25%

TEN-YEAR FUND PERFORMANCE (10/31/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Value Fund, Russell 1000® Value Index and Lipper Large Cap Value Index from October 31, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds14

JPMorgan
Tax Aware Real Return Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	8/31/05
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$5,129
Primary Benchmark	Lehman Brothers 1-10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return, commenced operations on August 31, 2005. The Fund returned (0.04%) for the period ended October 31, 2005 (Institutional Class Shares), compared with (0.79%) return of the Fund's benchmark, the Lehman Brothers 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

The Fund outperformed primarily due to the inflation hedge. As inflation and inflation expectations increased, the bond market retreated, which allowed the value of the inflation hedge to increase, offsetting the price erosion of the underlying portfolio.

Inflation fears rose as oil prices ratcheted up to more than $65 a barrel by the end of the period, sparked by supply fears due to Hurricanes Katrina and Rita. Prior to the storms, economic activity had been strong, but in the latter part of September, the markets tried to assess the damage and economic impact. Gross domestic product (GDP) estimates were lowered and concerns about the drag on retail spending from increased gasoline prices dominated the headlines. However, the Federal Reserve Board felt that the impact of the storms, while catastrophic in terms of damage, would have a short-lived dampening impact on the economy.

Q:  HOW WAS THE FUND MANAGED?

A:  The underlying portfolio remained short compared to the benchmark throughout the period. The curve position of the portfolio enhanced returns, as it was overweight in the 12- to 15-year segment, which outperformed. The overweight in higher quality hindered performance as higher-yielding securities continued to tighten. We emphasized buying high-quality, liquid securities in an effort to maneuver the portfolio in any market.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Although the impact of the hurricanes is uncertain and the economic data difficult to interpret, we feel the economy is still expanding at a pace that warrants continued vigilance by the Federal Reserve. We remain short compared to the benchmark and overweight in more liquid securities. We will continue to monitor inflation data and the impact of higher gasoline prices on consumers.

JPMorgan Tax Aware Funds15

JPMorgan
Tax Aware Real Return Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds16

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

TOTAL RETURNS AS OF OCTOBER 31, 2005
SINCE INCEPTION (8/31/05)
CLASS A SHARES
Without CDSC	(0.09%)
With CDSC*	(4.58%)
CLASS C SHARES
Without CDSC	(0.16%)
With CDSC**	(1.16%)
SELECT CLASS SHARES	(0.06%)
INSTITUTIONAL CLASS SHARES	(0.04%)
LEHMAN BROTHERS 1-10 YEAR U.S. TREASURY INFLATION PROTECTED SECURITIES (TIPS) INDEX	(0.79%)

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 1% CDSC (contingent deferred sales charge) for since inception period.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 8/31/05.

The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of 1-10 year inflation-protected securities issued by the U.S. Treasury. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds17

JPMorgan
Tax Aware Short-Intermediate Income Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS

Fund Inception	12/20/02
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$694,064
Primary Benchmark	Lehman 1-5 Year Municipal Bond Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 0.48% (Institutional Class Shares) for the 12-month period ended October 31, 2005. This compares to the 0.53% return from the Fund's benchmark, the Lehman 1-5 Year Municipal Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The Fund was hurt by the general upward trend in short-term interest rates. Yields on two-year AAA-rated municipals, in response to increases in the federal funds rate, rose over 1% during the year, while rates on 30-year obligations were largely unchanged. In addition, the municipal yield curve (1 to 5 years) flattened from 92 to 48 basis points (bps). The Fund's duration was right at the pivot point of the shift in the yield curve - too long to have the benefit of the rise in yields offset the negative impact from higher rates and not long enough to benefit from the stability in rates that we saw at the longer end of the curve.

Q:  HOW WAS THE FUND MANAGED?

A:  While the steady rise in interest rates hurt performance during the period, we offset some of the impact by making tactical adjustments to interest-rate sensitivity and increasing the Fund's yield.

Typically an economic recovery is felt at the state and local level after a lag of 12-18 months, and should translate into tighter credit spreads in the municipal market. To take advantage of this, we lowered the average credit quality of the Fund by moving down the credit curve. We also sold traditional securities and replaced them with similar credits with longer legal final maturities, but with put features that matched the maturities of the sold securities. We also took advantage of strong demand for securities of high-tax states, replacing them with similar securities in states with better supply/demand dynamics. All of these actions added yield to the Fund, which helped to offset some of the impact of rising interest rates. We tactically traded the Fund's sensitivity to changes in the yield curve. This benefited performance during the first 10 months of the period but was a significant detractor in the last two months when the municipal yield curve unexpectedly steepened.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  We expect the economy to continue to grow at an above-trend rate, which should equate to a gross domestic product (GDP) of approximately 3.5% in the fourth quarter. In response to this growth rate and the fear of renewed inflationary pressures, we expect the Fed to remain in a tightening mode for the next several months. We look for the fed funds rate to reach 4.25% by year-end and the terminal rate to reach as much as 4.75%. In response to this outlook, we expect to maintain our allocation to floating-rate products. Believing that municipals will outperform their taxable alternatives over the near term, we will maintain our high allocation to municipal obligations.

JPMorgan Tax Aware Funds18

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds19

JPMorgan
Tax Aware Short-Intermediate Income Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	SINCE INCEPTION (12/20/02)
SELECT CLASS SHARES	0.33%	1.56%
INSTITUTIONAL CLASS SHARES	0.48%	1.71%

LIFE OF FUND PERFORMANCE (12/20/02 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/20/02.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman 1-5 Year Municipal Bond Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to October 31, 2005.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The unmanaged Lehman 1-5 Year Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile.

Because this fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds20

JPMorgan
Tax Aware U.S. Equity Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/18/96
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$845,780
Primary Benchmark	S&P 500 Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after-tax total returns from a portfolio of selected equity securities, rose 4.29% (Select Class Shares) in the 12-month period ended October 31, 2005. This compares to an increase of 8.72% in the S&P 500 Index, the Fund's benchmark.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The U.S. equity market advanced over the period as a quick resolution to the presidential election, strong corporate earnings and robust economic growth pushed indexes higher. Fears of rising oil prices and further Fed tightening, however, limited the market's upside.

The Fund participated in the market's advance, but underperformed its benchmark as stock selection in financials and healthcare hurt performance. Names in consumer staples and materials aided performance over the period. ConocoPhilips was the top contributor, as the company benefited from the increased price of oil and oil derivatives, and continued to focus on more profitable, higher-return businesses. Hewlett Packard was another contributor to performance over the period as the company improved margins by cutting costs.

Lexmark was the largest detractor to the Fund's relative performance over the period. An increasingly competitive pricing environment in the retail hardware space, with particular weakness in the ink-jet printer market, has forced the company to lower prices in an effort to maintain market share. Our overweight in OSI Pharmaceuticals also detracted from the Fund's performance. Company shares declined precipitously following the announced acquisition of Eyetech Pharmaceuticals for a substantial premium. Investors feared that the acquisition would dilute sales of anti-cancer drug Tarceva, and further pressure future growth.

Q:  HOW WAS THE FUND MANAGED?

A:  The JPMorgan Tax Aware U.S. Equity Fund seeks capital appreciation while minimizing capital gains distributions. The Portfolio combines active investment management with tax-efficient investing utilizing our proprietary tax-aware optimizer. Volatility is managed by keeping sector allocation in line with the S&P 500.

Q:  WHAT IS THE OUTLOOK FOR THE FUND?

A:  Although there are headwinds, including high energy prices, softening consumer spending, additional Fed tightening and potential for a slowing housing market, our outlook for U.S. equities remains relatively positive, given strong earnings growth and healthy corporate balance sheets. Companies with pricing power will likely outperform as high energy and raw commodity prices continue to pressure profits. Also, given high cash balances for U.S. companies, capital allocation remains an important decision. We believe companies that have successfully employed capital in the past and continue to do so, have an opportunity to differentiate themselves in times of economic uncertainty.

JPMorgan Tax Aware Funds21

JPMorgan
Tax Aware U.S. Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	General Electric Co.	3.7%
2.	Citigroup, Inc.	3.2%
3.	Bank of America Corp.	3.0%
4.	Microsoft Corp.	3.0%
5.	Freddie Mac	2.9%
6.	Chevron Corp.	2.7%
7.	Hewlett-Packard Co.	2.7%
8.	Johnson & Johnson	2.7%
9.	Altria Group, Inc.	2.6%
10.	Wyeth	2.5%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Tax Aware Funds22

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005
	1 YEAR	5 YEAR	SINCE INCEPTION (12/18/96)
CLASS A SHARES
Without Sales Charge	3.99%	(3.46%)	6.53%
With Sales Charge*	(1.49%)	(4.50%)	5.89%
CLASS B SHARES
Without CDSC	3.51%	(3.99%)	6.20%
With CDSC**	(1.49%)	(4.47%)	6.20%
CLASS C SHARES
Without CDSC	3.53%	(4.00%)	6.20%
With CDSC***	2.53%	(4.00%)	6.20%
SELECT CLASS SHARES	4.29%	(3.30%)	6.64%
INSTITUTIONAL CLASS SHARES	4.50%	(3.14%)	6.68%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/18/96 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/18/96.

Returns for the Institutional Class Shares prior to 9/15/00 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the Select Class Shares, which are higher than the expenses of the Institutional Class Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/16/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index, and Lipper Large-Cap Core Funds Index from December 18, 1996 to October 31, 2005. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JPMorgan Tax Aware Funds23

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.4%
	Common Stocks - 99.4%
	Aerospace & Defense - 2.9%
40	Boeing Co.	$2,579
3	General Dynamics Corp.	291
3	Honeywell International, Inc.	92
35	Lockheed Martin Corp.	2,096
55	Northrop Grumman Corp.	2,972
30	Raytheon Co.	1,100
32	United Technologies Corp.	1,659
		10,789
	Air Freight & Logistics - 0.9%
29	FedEx Corp.	2,652
8	United Parcel Service, Inc., Class B	598
		3,250
	Auto Components - 0.8%
34	Johnson Controls, Inc.	2,300
27	Lear Corp.	829
		3,129
	Automobiles - 0.1%
9	Harley-Davidson, Inc.	437
	Beverages - 2.4%
3	Anheuser-Busch Cos., Inc.	115
115	Coca-Cola Co. (The)	4,898
37	Coca-Cola Enterprises, Inc.	694
59	PepsiCo, Inc.	3,472
		9,179
	Biotechnology - 1.4%
49	Amgen, Inc. (a)	3,697
10	Biogen Idec, Inc. (a)	394
20	Gilead Sciences, Inc. (a)	959
19	OSI Pharmaceuticals, Inc. (a)	438
		5,488
	Capital Markets - 4.0%
10	Charles Schwab Corp. (The)	158
10	E*Trade Financial Corp. (a)	189
45	Goldman Sachs Group, Inc.	5,687
56	Mellon Financial Corp.	1,774
49	Merrill Lynch & Co., Inc.	3,166

SHARES	SECURITY DESCRIPTION	VALUE
	Capital Markets - Continued
27	Morgan Stanley	$1,442
48	State Street Corp.	2,651
		15,067
	Chemicals - 1.9%
23	Air Products & Chemicals, Inc.	1,311
21	Dow Chemical Co. (The)	940
56	Nalco Holding Co. (a)	949
15	Nova Chemicals Corp. (Canada)	523
17	PPG Industries, Inc.	1,037
27	Praxair, Inc.	1,314
26	Rohm & Haas Co.	1,149
		7,223
	Commercial Banks - 4.9%
13	AmSouth Bancorp	323
144	Bank of America Corp.	6,320
10	Compass Bancshares, Inc.	473
47	North Fork Bancorp, Inc.	1,190
188	U.S. Bancorp	5,554
14	Wachovia Corp.	722
64	Wells Fargo & Co.	3,823
		18,405
	Commercial Services & Supplies - 0.1%
13	Cendant Corp.	232
	Communications Equipment - 4.1%
245	Cisco Systems, Inc. (a)	4,271
150	Corning, Inc. (a)	3,011
46	Juniper Networks, Inc. (a)	1,061
201	Motorola, Inc.	4,464
68	QUALCOMM, Inc.	2,716
		15,523
	Computers & Peripherals - 3.0%
14	Apple Computer, Inc. (a)	806
114	Dell, Inc. (a)	3,645
56	Hewlett-Packard Co.	1,573
55	International Business Machines Corp.	4,536
20	NCR Corp. (a)	602
		11,162

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 24

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Consumer Finance - 1.7%
17	American Express Co.	$861
14	Capital One Financial Corp.	1,096
169	MBNA Corp.	4,308
		6,265
	Containers & Packaging - 0.1%
12	Temple-Inland, Inc.	435
	Diversified Financial Services - 3.1%
9	Ameriprise Financial, Inc.	330
26	CIT Group, Inc.	1,184
225	Citigroup, Inc.	10,282
		11,796
	Diversified Telecommunication Services - 3.1%
25	AT&T Corp.	489
173	SBC Communications, Inc. (a)	4,137
88	Sprint Corp.	2,062
154	Verizon Communications, Inc.	4,849
		11,537
	Electric Utilities - 2.4%
30	American Electric Power Co., Inc.	1,131
35	Edison International	1,523
10	Entergy Corp.	700
7	Exelon Corp.	338
10	FirstEnergy Corp.	480
11	FPL Group, Inc.	482
24	Northeast Utilities	437
27	PG&E Corp.	991
36	Pinnacle West Capital Corp.	1,487
14	PPL Corp.	423
58	Xcel Energy, Inc.	1,066
		9,058
	Energy Equipment & Services - 1.5%
22	Baker Hughes, Inc.	1,209
10	Cooper Cameron Corp. (a)	723
15	GlobalSantaFe Corp. (Cayman Islands)	677
22	Halliburton Co.	1,283
39	Rowan Cos., Inc.	1,280

SHARES	SECURITY DESCRIPTION	VALUE
	Energy Equipment & Services - Continued
6	Transocean, Inc. (a)	$356
		5,528
	Food & Staples Retailing - 1.2%
7	Costco Wholesale Corp.	338
13	CVS Corp.	320
28	Sysco Corp.	902
65	Wal-Mart Stores, Inc.	3,085
		4,645
	Food Products - 0.2%
10	General Mills, Inc.	468
9	HJ Heinz Co.	305
		773
	Health Care Equipment & Supplies - 1.5%
12	Bausch & Lomb, Inc.	875
24	Baxter International, Inc.	918
6	Biomet, Inc.	195
53	Boston Scientific Corp. (a)	1,326
19	Medtronic, Inc.	1,094
18	Zimmer Holdings, Inc. (a)	1,154
		5,562
	Health Care Providers & Services - 3.0%
19	Aetna, Inc.	1,643
10	Cigna Corp.	1,135
29	HCA, Inc.	1,373
3	McKesson Corp.	150
5	Medco Health Solutions, Inc. (a)	266
58	UnitedHealth Group, Inc.	3,354
44	WellPoint, Inc. (a)	3,256
		11,177
	Hotels, Restaurants & Leisure - 1.5%
31	Carnival Corp.	1,525
29	Hilton Hotels Corp.	560
16	International Game Technology	432
10	Marriott International, Inc., Class A	578
62	McDonald's Corp.	1,956
8	Starwood Hotels & Resorts Worldwide, Inc.	479

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 25

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Hotels, Restaurants & Leisure - Continued
7	Yum! Brands, Inc.	$336
		5,866
	Household Durables - 0.8%
18	Centex Corp. .	1,165
4	D.R. Horton, Inc.	126
4	Fortune Brands, Inc.	285
23	Lennar Corp., Class A	1,267
9	Pulte Homes, Inc.	347
		3,190
	Household Products - 2.7%
28	Kimberly-Clark Corp.	1,609
156	Procter & Gamble Co.	8,713
		10,322
	Industrial Conglomerates - 4.8%
26	3M Co.	1,960
384	General Electric Co.	13,035
116	Tyco International Ltd. (Bermuda)	3,059
		18,054
	Insurance - 4.8%
19	Aflac, Inc.	893
48	Allstate Corp. (The)	2,550
25	AMBAC Financial Group, Inc.	1,794
29	American International Group, Inc.	1,898
34	Assurant, Inc.	1,295
14	Genworth Financial, Inc., Class A	447
33	Hartford Financial Services Group, Inc.	2,640
29	Lincoln National Corp.	1,468
19	MBIA, Inc.	1,096
44	Metlife, Inc.	2,179
2	Progressive Corp. (The)	232
4	Protective Life Corp.	162
24	St. Paul Travelers Cos., Inc. (The)	1,065
6	Torchmark Corp.	305
		18,024
	Internet & Catalog Retail - 0.7%
64	eBay, Inc. (a)	2,523

SHARES	SECURITY DESCRIPTION	VALUE
	IT Services - 0.4%
15	Affiliated Computer Services, Inc., Class A (a)	$806
4	Automatic Data Processing, Inc.	168
4	Computer Sciences Corp. (a)	205
8	Electronic Data Systems Corp.	180
		1,359
	Leisure Equipment & Products - 0.2%
9	Hasbro, Inc.	172
30	Mattel, Inc.	448
		620
	Machinery - 1.2%
12	Danaher Corp.	610
24	Deere & Co.	1,432
21	Eaton Corp.	1,230
5	Illinois Tool Works, Inc.	415
16	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	593
5	SPX Corp.	224
		4,504
	Media - 4.0%
10	E.W. Scripps Co., Class A	449
13	EchoStar Communications Corp., Class A	341
57	Gannett Co., Inc.	3,562
229	News Corp., Class A	3,268
78	Time Warner, Inc.	1,396
168	Viacom, Inc., Class B	5,205
37	Walt Disney Co.	897
		15,118
	Metals & Mining - 0.8%
78	Alcoa, Inc.	1,905
32	United States Steel Corp.	1,169
		3,074
	Multi-Utilities - 1.3%
19	AES Corp. (The) (a)	307
36	CMS Energy Corp. (a)	537
21	Constellation Energy Group, Inc.	1,123
21	Dominion Resources, Inc.	1,598
40	Duke Energy Corp.	1,059

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 26

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Multi-Utilities - Continued
32	Dynegy, Inc., Class A (a)	$143
		4,767
	Multiline Retail - 1.6%
8	Federated Department Stores, Inc.	466
18	J.C. Penney Co., Inc.	906
42	Kohl's Corp. (a)	2,042
48	Target Corp.	2,654
		6,068
	Oil, Gas & Consumable Fuels - 7.7%
19	Anadarko Petroleum Corp.	1,696
22	Apache Corp.	1,372
15	Burlington Resources, Inc.	1,055
92	Chevron Corp.	5,271
33	ConocoPhillips	2,133
31	Devon Energy Corp.	1,866
215	Exxon Mobil Corp.	12,066
8	Kerr-McGee Corp.	646
37	Occidental Petroleum Corp.	2,879
		28,984
	Paper & Forest Products - 0.1%
17	International Paper Co.	508
	Pharmaceuticals - 7.1%
176	Bristol-Myers Squibb Co.	3,726
72	Eli Lilly & Co.	3,571
111	Johnson & Johnson	6,932
16	Merck & Co., Inc.	455
246	Pfizer, Inc.	5,344
26	Sepracor, Inc. (a)	1,440
3	Watson Pharmaceuticals, Inc. (a)	93
114	Wyeth	5,061
		26,622
	Real Estate - 0.4%
33	Host Marriott Corp. REIT	559
16	Mack-Cali Realty Corp. REIT	682
10	Prologis REIT	439
		1,680

SHARES	SECURITY DESCRIPTION	VALUE
	Road & Rail - 0.5%
38	CSX Corp.	$1,728
4	Norfolk Southern Corp.	165
		1,893
	Semiconductors & Semiconductor Equipment - 2.9%
30	Agere Systems, Inc. (a)	312
63	Altera Corp. (a)	1,045
48	Analog Devices, Inc.	1,679
28	Applied Materials, Inc.	455
11	Broadcom Corp., Class A (a)	471
171	Intel Corp.	4,010
8	Intersil Corp., Class A	171
11	KLA-Tencor Corp.	505
21	Linear Technology Corp.	681
12	Maxim Integrated Products, Inc.	409
57	Xilinx, Inc.	1,360
		11,098
	Software - 3.8%
3	Adobe Systems, Inc.	103
4	Electronic Arts, Inc. (a)	199
409	Microsoft Corp.	10,503
260	Oracle Corp. (a)	3,302
13	Symantec Corp. (a)	316
		14,423
	Specialty Retail - 2.9%
18	Abercrombie & Fitch Co.	932
17	Bed Bath & Beyond, Inc. (a)	701
20	Best Buy Co., Inc.	903
11	Gap, Inc. (The)	194
112	Home Depot, Inc.	4,588
41	Lowe's Cos., Inc.	2,496
43	Staples, Inc.	976
		10,790
	Textiles, Apparel & Luxury Goods - 1.0%
31	Coach, Inc. (a)	988
22	Jones Apparel Group, Inc.	609
24	Nike, Inc., Class B	2,042
		3,639

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 27

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Thrifts & Mortgage Finance - 1.9%
59	Countrywide Financial Corp.	$1,890
5	Fannie Mae	238
8	Freddie Mac	476
114	Washington Mutual, Inc.	4,522
		7,126
	Tobacco - 1.8%
93	Altria Group, Inc.	6,955
	Wireless Telecommunication Services - 0.2%
38	American Tower Corp., Class A (a)	905
	Total Common Stocks	374,772
		(Cost $342,616)
NUMBER OF WARRANTS
Warrant - 0.0% (g)
	Communications Equipment - 0.0% (g)
11	Lucent Technologies, Inc. (a) (Cost $0)	8
	Total Long-Term Investments	374,780
	(Cost $342,616)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 1.7%
	Investment Company - 1.7%
6,286	JPMorgan Prime Money Market Fund (b) (Cost $6,286)	$6,286
	Total Investments - 101.1%	$381,066
	(Cost $348,902)
	Liabilities in Excess of Other Assets - (1.1)%	(4,187)
	NET ASSETS - 100.0%	$376,879

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 28

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 37.9%
	Collateralized Mortgage Obligations - 4.8%
	Agency CMO - 1.8%
$3,021	Federal National Mortgage Association Grantor Trust Series 2002-36, Class FS, FRN, 4.54%, 06/25/32	$3,048
535	Government National Mortgage Association Series 2000-38, Class F, FRN, 4.40%, 12/20/30	537
		3,585
	Non-Agency CMO - 3.0%
6,014	Indymac Index Mortgage Loan Trust Series 2004-AR7, Class A1, FRN, 4.48%, 09/25/34	6,055
	Total Collateralized Mortgage Obligations (Cost $9,571)	9,640
	Corporate Bonds - 3.4% Diversified Financial Services - 3.4%
	Counts Trust
2,250	Series 2002-10, FRN, 4.57%, 08/15/07 (e)	2,266
2,250	Series 2002-11, FRN, 4.62%, 08/15/07 (e)	2,266
2,300	Sigma Finance Corp. (Cayman Islands) FRN, 3.87%, 09/15/08 (e)	2,295
	Total Corporate Bonds (Cost $6,800)	6,827
	Municipal Bonds - 27.5% Alabama - 2.6%
5,000	Jefferson County, Limited Obligation Series A, Rev., 5.00%, 01/01/08	5,144
	California - 1.3%
2,620	California Health Facilities Financing Authority Series 1173, Rev., Adj., LIQ: Morgan Stanley Municipal Funding, 2.90%, 11/15/34	2,620
	Florida - 0.8%
1,710	Miami Beach Redevelopment, Taxable, City Center Series A, TA, MBIA, 4.36%, 12/01/07	1,697

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Kansas - 1.0%
$2,000	Wyandotte County, Kansas City Unified Government, Sales Tax, First Lien, Area B Series B, Rev., LOC: Citibank N.A., 3.75%, 12/01/12	$2,006
	New Jersey - 4.1%
6,580	New Jersey EDA, Cigarette Tax Rev., 5.00%, 06/15/07	6,721
1,350	New Jersey EDA, Taxable-North Jersey Port District Rev., AMBAC, 7.13%, 02/15/08	1,419
		8,140
	Multiple States - 0.5%
1,070	MBIA Capital Corp. Tax Exempt, Grantor Trust Series PL-10, Rev., Adj., MBIA, LIQ: Landesbank Hessen Theringen, 2.80%, 01/14/16	1,070
	Pennsylvania - 0.8%
1,500	Pennsylvania State Higher Educational Facilities Authority, University Health System Series A, Rev., 5.00%, 08/15/07	1,538
	Rhode Island - 1.2%
2,500	Rhode Island Housing & Mortgage Finance Corp., Homeowner Opportunity Notes Series 41-C, Rev., 3.38%, 11/01/05	2,500
	Texas - 1.7%
1,250	Brazos River Harbor Navigation District, Dow Chemical Co. Project Series A-4, AMT, Rev., FRDO, 5.20%, 05/15/08	1,290
2,000	City of Lewisville, Combination Contract, Special Assessment Castle Hills No. 3 Project Rev., LOC: First American, 4.13%, 11/01/06 (p)	2,021
		3,311

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 29

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Virginia - 0.7%
$1,500	Louisa IDA, Electric & Power Co. Project Series A, Rev., FRDO, 2.35%, 04/01/07	$1,466
	Washington - 1.0%
2,000	Washington Health Care Facilities Authority, Multicare Health Systems Rev., MBIA, 5.00%, 08/15/06	2,028
	Wisconsin - 11.8%
	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc.
3,075	Rev., 3.40%, 05/15/07	3,039
5,680	Series B, Rev., 3.50%, 05/15/07	5,606
3,530	Wisconsin Health & Educational Facilities Authority, Hospital Charity Obligation Group Series D, Rev., 4.90%, 11/01/05 (p)	3,530
	Wisconsin State Health & Educational Facilities
5,000	Adj., 2.82%, 12/31/50	5,000
6,250	Adj., 4.45%, 05/01/29	6,263
		23,438
	Total Municipal Bonds (Cost $55,304)	54,958
	Preferred Stock - 2.2%
5	Zurich RegCaPS Funding Trust IV (e) 4.32%, 04/18/2008 (Cost $4,391)	4,501
	Total Long-Term Investments (Cost $76,066)	75,926
Short-Term Investments - 61.7%
	Municipal Bonds - 55.0% California - 0.5%
1,000	Chela Financial USA, Inc., ACES Series C-4, Rev., FRDO, GTD STD LNS, 4.00%, 11/10/05	1,000
	Colorado - 0.1%
150	Colorado Housing & Facilities Authority, Multi-Family Series B1, Class 1, Rev., FRDO, 4.00%, 11/03/05	150

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Georgia - 1.4%
$2,900	Fulton County, Development Authority, Lovett School Project Rev., FRDO, LOC: Suntrust Bank, 2.70%, 11/03/05	$2,900
	Illinois - 2.2%
4,300	City of Galesburg, Knox College Project Rev., FRDO, LOC: Lasalle National Bank, 2.79%, 11/03/05	4,300
	Kentucky - 9.8%
9,600	City of Owensboro, Mercy Health System Series B, Rev., FRDO, MBIA, 2.67%, 11/09/05	9,600
10,000	Kenton County Airport Board, Airis Cincinnati LLC Series A, Rev., FRDO, 2.80%, 11/03/05	10,000
		19,600
	Maryland - 1.4%
2,800	City of Baltimore, Various Construction Public Improvement Series A, GO, FRDO, FSA, 2.80%, 11/09/05	2,800
	Michigan - 1.9%
3,800	Detroit Building Authority, Parking & Arena System, ACES Series A, Rev., FRDO, MBIA, 2.52%, 11/09/05	3,800
	Missouri - 4.5%
8,900	St. Joseph IDA, ACES Series B, Rev., FRDO, AMBAC, 2.70%, 11/10/05	8,900
	Montana - 4.0%
7,900	Montana Higher Education Student Assistance Corp. Series A, Rev., AMT, FRDO, GTD STD LNS, 2.80%, 12/08/05	7,900
	New Jersey - 1.1%
2,350	New Jersey EDA, Economic Improvements Series 980, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 3.10%, 11/03/05	2,350

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 30

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - continued
	New York - 5.0%
$10,000	New York City, IDA Series 921, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 2.90%, 11/03/05	$10,000
1	New York State Environmental Facilities Corp., Clean Water & Drinking Series 731, Rev., FRDO, LIQ: Morgan Stanley Dean Witter, 2.72%, 11/03/05	1
		10,001
	North Dakota - 0.8%
1,700	Underwood, North Dakota PCR, Power Association Project Series A, Rev., FRDO, GTY AGMT, 2.85%, 11/23/05	1,700
	Pennsylvania - 7.4%
9,750	Bucks County IDA, Grand View Hospital, ACES Series A, Rev., FRDO, AMBAC, 2.70%, 11/10/05	9,750
5,000	Pennsylvania State Higher Educational Facilties Authority, University of Pittsburgh Medical Center, ACES Sub-Series C-2, Rev., FRDO, 2.80%, 11/18/05	5,000
		14,750
	South Carolina - 5.0%
10,000	South Carolina State Education Assistance Authority, Senior Lien Series A-1, Rev., FRDO, GTD STD LNS, 2.76%, 11/16/05	10,000
	Tennessee - 6.5%
8,550	Blount Country Public Building Authority, Local Government Public Improvement, ACES Series C-1, Class A, Rev., FRDO, 2.85%, 11/10/05	8,550

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Tennessee - Continued
$4,375	Knox Country Health Educational & Housing Facilities Board, Catholic HealthCare, Series C4, Rev., FRDO, AMBAC, 2.75%, 11/14/05	$4,375
		12,925
	Texas - 1.5%
3,000	Corpus Christi Industrial Development Corp., Dedietrich USA, Inc. Project Rev., FRDO, LOC: Societe Generale, 2.85%, 11/03/05	3,000
	Washington - 1.9%
3,840	Washington State Higher Education Facilities Authority, Seattle Pacific University Project Series A, Rev., FRDO, LOC: Bank of America N.A., 2.70%, 12/01/05	3,840
	Total Municipal Bonds (Cost $109,916)	109,916
	Commercial Paper - 5.0%
10,000	Long Island College Hospital 4.00%, 11/07/05 (Cost $9,993)	10,000
	Investment Company - 1.7%
3,437	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $3,437)	3,437
	Total Short-Term Investments	123,353
	(Cost $123,346)
	Total Investments - 99.6% (Cost $199,412)	$199,279
	Other Assets in Excess of Liabilities - 0.4%	744
	NET ASSETS - 100.0%	$200,023

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 31

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.1%
	Common Stocks - 99.1%
	Aerospace & Defense - 4.1%
38	Boeing Co.	$2,469
13	General Dynamics Corp.	1,546
28	Lockheed Martin Corp.	1,671
		5,686
	Air Freight & Logistics - 1.0%
22	Expeditors International of Washington, Inc.	1,320
	Biotechnology - 5.5%
41	Amgen, Inc. (a)	3,069
26	Genentech, Inc. (a)	2,333
23	Gilead Sciences, Inc. (a)	1,084
32	MedImmune, Inc. (a)	1,120
		7,606
	Capital Markets - 1.0%
15	Franklin Resources, Inc.	1,326
	Chemicals - 0.9%
26	Praxair, Inc.	1,264
	Commercial Services & Supplies - 1.8%
13	Corporate Executive Board Co.	1,105
14	Education Management Corp. (a)	417
27	Robert Half International, Inc.	1,010
		2,532
	Communications Equipment - 6.7%
91	Cisco Systems, Inc. (a)	1,587
135	Corning, Inc. (a)	2,714
29	Juniper Networks, Inc. (a)	667
77	Motorola, Inc.	1,705
66	QUALCOMM, Inc.	2,608
		9,281
	Computers & Peripherals - 4.5%
42	Apple Computer, Inc. (a)	2,390
55	Dell, Inc. (a)	1,756
79	EMC Corp. (a)	1,097
37	Hewlett-Packard Co.	1,040
		6,283

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Financial Services - 3.4%
8	Chicago Mercantile Exchange Holdings, Inc.	$2,768
28	Lazard Ltd., Class A (Bermuda)	724
22	Moody's Corp.	1,193
		4,685
	Diversified Telecommunication Services - 1.0%
59	Sprint Corp.	1,374
	Electrical Equipment - 0.8%
30	Roper Industries, Inc.	1,131
	Energy Equipment & Services - 1.3%
5	Schlumberger Ltd. (Netherlands)	472
41	Smith International, Inc.	1,328
		1,800
	Food & Staples Retailing - 2.3%
17	Costco Wholesale Corp.	810
79	CVS Corp.	1,940
11	Sysco Corp.	364
		3,114
	Health Care Equipment & Supplies - 3.0%
8	Bausch & Lomb, Inc.	586
17	Fisher Scientific International, Inc. (a)	943
8	Guidant Corp.	510
36	Medtronic, Inc.	2,051
		4,090
	Health Care Providers & Services - 8.2%
18	Aetna, Inc.	1,567
23	DaVita, Inc. (a)	1,141
36	HCA, Inc.	1,744
21	Laboratory Corp. of America Holdings (a)	1,034
34	Medco Health Solutions, Inc. (a)	1,893
68	UnitedHealth Group, Inc.	3,911
		11,290
	Hotels, Restaurants & Leisure - 3.1%
28	Carnival Corp.	1,414
30	Marriott International, Inc., Class A	1,807

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 32

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Hotels, Restaurants & Leisure - Continued
35	McDonald's Corp.	$1,109
		4,330
	Household Durables - 0.8%
32	Toll Brothers, Inc. (a)	1,166
	Household Products - 4.3%
105	Procter & Gamble Co.	5,897
	Industrial Conglomerates - 4.3%
176	General Electric Co.	5,984
	Insurance - 1.0%
18	Prudential Financial, Inc.	1,332
	Internet & Catalog Retail - 0.7%
26	eBay, Inc. (a)	1,017
	Internet Software & Services - 3.6%
10	Google, Inc., Class A (a)	3,535
15	VeriSign, Inc. (a)	347
28	Yahoo!, Inc. (a)	1,043
		4,925
	IT Services - 4.1%
17	Affiliated Computer Services, Inc., Class A (a)	919
44	Automatic Data Processing, Inc.	2,068
38	Cognizant Technology Solutions Corp., Class A (a)	1,658
27	Iron Mountain, Inc. (a)	1,033
		5,678
	Machinery - 0.6%
16	Danaher Corp.	849
	Media - 1.3%
12	Getty Images, Inc. (a)	1,012
29	XM Satellite Radio Holdings, Inc., Class A (a)	830
		1,842

SHARES	SECURITY DESCRIPTION	VALUE
	Metals & Mining - 0.1%
4	United States Steel Corp.	$138
	Multiline Retail - 1.7%
4	Kohl's Corp. (a)	182
40	Target Corp.	2,202
		2,384
	Oil, Gas & Consumable Fuels - 3.1%
28	EOG Resources, Inc.	1,918
15	Newfield Exploration Co. (a)	688
15	Valero Energy Corp.	1,610
		4,216
	Pharmaceuticals - 5.6%
31	Abbott Laboratories	1,345
67	Johnson & Johnson	4,223
15	Teva Pharmaceutical Industries Ltd. ADR (Israel)	560
38	Wyeth	1,680
		7,808
	Road & Rail - 0.9%
20	Burlington Northern Santa Fe Corp.	1,223
	Semiconductors & Semiconductor Equipment - 4.1%
99	Intel Corp.	2,315
10	Linear Technology Corp.	348
52	Texas Instruments, Inc.	1,479
32	Marvell Technology Group Ltd. (Bermuda) (a)	1,467
		5,609
	Software - 5.7%
47	Adobe Systems, Inc.	1,513
34	Autodesk, Inc.	1,530
188	Microsoft Corp.	4,841
		7,884

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 33

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Specialty Retail - 4.0%
50	Lowe's Cos., Inc.	$3,032
26	Michaels Stores, Inc.	857
74	Staples, Inc.	1,690
		5,579
	Textiles, Apparel & Luxury Goods - 0.8%
36	Coach, Inc. (a)	1,146
	Tobacco - 2.2%
41	Altria Group, Inc.	3,085
	Wireless Telecommunication Services - 1.6%
90	Crown Castle International Corp. (a)	2,200
	Total Common Stocks	137,074
	(Cost $111,152)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 1.0%
	Investment Company - 1.0%
1,424	JPMorgan Prime Money Market Fund (b) (Cost $1,424)	$1,424
	Total Investments - 100.1%	$138,498
	(Cost $112,576)
	Liabilities in Excess of Other Assets - (0.1)%	(132)
	NET ASSETS - 100.0%	$138,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 34

JPMorgan Tax Aware Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.9%
	Common Stocks - 97.6%
	Aerospace & Defense - 1.8%
264	Raytheon Co.	$9,755
	Air Freight & Logistics - 0.6%
37	FedEx Corp.	3,401
	Auto Components - 2.1%
173	Johnson Controls, Inc.	11,779
	Beverages - 1.1%
103	Molson Coors Brewing Co., Class B	6,349
	Building Products - 1.8%
256	American Standard Cos., Inc.	9,742
	Capital Markets - 4.4%
20	Ameriprise Financial, Inc.	759
62	Goldman Sachs Group, Inc.	7,772
129	Merrill Lynch & Co., Inc.	8,372
135	State Street Corp.	7,467
		24,370
	Chemicals - 2.2%
105	Lyondell Chemical Co.	2,814
184	Praxair, Inc.	9,111
		11,925
	Commercial Banks - 11.5%
428	Bank of America Corp.	18,712
106	North Fork Bancorp, Inc.	2,680
98	PNC Financial Services Group, Inc.	5,949
78	SunTrust Banks, Inc.	5,653
303	U.S. Bancorp	8,963
237	Wachovia Corp.	11,948
168	Wells Fargo & Co.	10,132
		64,037
	Commercial Services & Supplies - 2.0%
311	Accenture Ltd., Class A (Bermuda)	8,190
75	R.R. Donnelley & Sons Co.	2,627
		10,817

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment - 1.0%
280	Corning, Inc. (a)	$5,625
	Computers & Peripherals - 2.7%
536	Hewlett-Packard Co.	15,029
	Construction Materials - 1.7%
158	Lafarge North America, Inc.	9,579
	Consumer Finance - 1.9%
102	American Express Co.	5,076
216	MBNA Corp.	5,531
		10,607
	Diversified Financial Services - 5.0%
242	CIT Group, Inc.	11,048
370	Citigroup, Inc.	16,941
		27,989
	Diversified Telecommunication Services - 1.9%
333	Verizon Communications, Inc.	10,506
	Electric Utilities - 4.8%
177	Edison International	7,728
160	FPL Group, Inc.	6,868
382	PPL Corp.	11,966
		26,562
	Food & Staples Retailing - 1.2%
270	CVS Corp.	6,593
	Health Care Providers & Services - 2.2%
107	Medco Health Solutions, Inc. (a)	6,046
86	WellPoint, Inc. (a)	6,422
		12,468
	Hotels, Restaurants & Leisure - 1.6%
287	McDonald's Corp.	9,076
	Household Durables - 2.3%
164	Whirlpool Corp.	12,874

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 35

JPMorgan Tax Aware Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Industrial Conglomerates - 1.2%
199	General Electric Co.	$6,738
	Insurance - 6.4%
78	AMBAC Financial Group, Inc.	5,494
271	Genworth Financial, Inc., Class A	8,597
111	Hartford Financial Services Group, Inc.	8,852
149	Nationwide Financial Services, Inc.	5,998
152	St. Paul Travelers Cos., Inc. (The)	6,854
		35,795
	Machinery - 1.1%
104	Deere & Co.	6,323
	Media - 5.0%
190	Comcast Corp., Special Class A (a)	5,213
240	Dex Media, Inc.	6,473
77	Gannett Co., Inc.	4,850
68	Omnicom Group, Inc.	5,641
88	Time Warner, Inc.	1,569
170	Walt Disney Co.	4,143
		27,889
	Metals & Mining - 0.5%
70	United States Steel Corp.	2,557
	Multi-Utilities - 0.5%
100	Duke Energy Corp.	2,648
	Office Electronics - 1.5%
614	Xerox Corp. (a)	8,327
	Oil & Gas - 11.6%
226	Chevron Corp.	12,874
232	ConocoPhillips	15,142
125	Devon Energy Corp.	7,560
112	El Paso Corp.	1,331
394	Exxon Mobil Corp.	22,125
93	Marathon Oil Corp.	5,595
		64,627

SHARES	SECURITY DESCRIPTION	VALUE
	Pharmaceuticals - 5.1%
172	GlaxoSmithKline plc ADR (United Kingdom)	$8,916
329	Pfizer, Inc.	7,142
278	Wyeth	12,387
		28,445
	Real Estate - 1.5%
326	Host Marriott Corp. REIT	5,465
65	Prologis REIT	2,795
		8,260
	Software - 1.5%
329	Microsoft Corp.	8,450
	Textiles, Apparel & Luxury Goods - 0.9%
99	V.F. Corp.	5,173
	Thrifts & Mortgage Finance - 2.2%
203	Freddie Mac	12,423
	Tobacco - 2.9%
213	Altria Group, Inc.	16,010
	Wireless Telecommunication Services - 1.9%
462	Sprint Corp.	10,769
	Total Common Stocks	543,517
	(Cost $464,356)
	Preferred Stock - 1.4% Oil & Gas - 1.4%
7	El Paso Corp., 4.99%, 12/31/49 (e) (Cost $6,825)	7,619
PRINCIPAL AMOUNT
	Convertible Bond - 0.9% Media - 0.9%
$4,500	Liberty Media Corp. 0.75%, 03/30/23 (Cost $4,860)	4,933
	Total Long-Term Investments	556,069
	(Cost $476,041)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 36

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 0.8%
	Investment Company - 0.8%
4,451	JPMorgan Prime Money Market Fund (b) (Cost $4,451)	$4,451
	Total Investments - 100.7%	$560,520
	(Cost $480,492)
	Liabilities in Excess of Other Assets - (0.7)%	(3,949)
	NET ASSETS - 100.0%	$556,571

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 37

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 86.4%
	Municipal Bonds - 86.4%
	Arizona - 4.1%
$200	Arizona State University Rev., AMBAC, 5.00%, 07/01/19	$212
	California - 2.1%
100	City of Long Beach Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	106
	Florida - 2.8%
135	State of Florida, Department of Transportation, Right Of Way Series A, GO, 5.00%, 07/01/14	146
	Georgia - 2.8%
140	Private Colleges & Universities Authority, Emory University Project Series A, Rev, 4.63%, 11/01/07	144
	Illinois - 7.2%
140	City of Chicago Series A, GO, FSA, 5.00%, 01/01/13	150
195	Will County School District No. 122 2004-Series A, GO, FSA, 6.50%, 11/01/10 (p)	221
		371
	Indiana - 2.1%
100	Indiana State Office Building Commission, Museum Facilities Rev., MBIA, 5.00%, 07/01/09	105
	Massachusetts - 4.1%
200	City of Lawrence, State Qualified GO, FSA, ST AID WITHHLDG, 5.00%, 02/15/19	212
	Michigan - 9.9%
200	City of Ann Arbor, Open Space Preservation GO, MBIA, 4.00%, 10/01/09	204
100	City of Detroit Series A-1, GO, MBIA, 5.50%, 04/01/09 (p)	106

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Michigan - Continued
$185	State of Michigan, Clean Michigan Initiative Program GO, 5.00%, 11/01/09	$196
		506
	New Jersey - 3.0%
140	Essex County Improvement Authority, County Correctional Facilities Project Rev., FGIC, CNTY GTD, 5.75%, 10/01/2010 (p)	154
	North Carolina - 4.9%
225	North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., MBIA, 6.00%, 01/01/11	249
	Ohio - 12.3%
200	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National Series D, Rev., 5.00%, 05/15/20	198
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipation Bonds Rev., AMBAC, 5.00%, 12/01/19	212
200	Greater Cleveland Regional Transit Authority, Capital Improvement Series A, GO, MBIA, 5.63%, 12/01/11 (p)	221
		631
	South Carolina - 4.2%
200	County of Charleston, Charleston Public Facilities Corp. COP, MBIA, 5.00%, 06/01/12	214
	Texas - 16.0%
200	City of Corpus Christi, Utility Systems Series A, Rev., AMBAC, 5.00%, 07/15/19	211
200	City of Laredo, International Toll Bridge Series B, Rev., FSA, 5.00%, 10/01/13	214
185	Collin County, Tax Refund GO, 5.00%, 02/15/21	194

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds38

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Texas - Continued
$200	State of Texas GO, TRAN, 4.50%, 08/31/06	$202
		821
	Washington - 7.8%
175	City of Tacoma GO, MBIA, 5.00%, 12/01/18	184
200	Energy Northwest, Project 1 Series A, Rev., MBIA, 5.25%, 07/01/13	217
		401
	Wisconsin - 3.1%
150	State of Wisconsin Series 3, 5.13%, 11/01/08	158
	Total Municipal Bonds (Cost $4,497)	4,430

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 12.0%
	Investment Company - 12.0%
615	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $615)	$615
	Total Investments - 98.4% (Cost $5,112)	$5,045
	Other Assets in Excess of Liabilities - 1.6%	84
	NET ASSETS - 100.0%	$5,129

Percentages indicated are based on net assets.

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION (DEPRECIATION)
Swap - interest rate with Barclays Bank plc (London), the Fund pays an annual rate of 2.77% at expiration and receives the percentage difference between the CPIU as of 90 days prior to expiration date and 194.53.	09/02/10	$2,000	$23
Swap - interest rate with Barclays Bank plc (London), the Fund pays an annual rate of 2.76% at expiration and receives the percentage difference between the CPIU as of 90 days prior to expiration date and 194.95.	09/16/12	1,500	18
			$41

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds39

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments- 94.4%
	Asset Backed Securities - 0.1%
$800	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (Cost $800)	$785
	Collateralized Mortgage Obligations - 4.6% Non-Agency CMO - 4.6%
3,250	Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36	3,166
	LB-UBS Comercial Mortgage Trust
6,850	Series 2003-C5, Class A2, 3.48%, 07/15/27	6,598
9,150	Series 2004-C2, Class A2, 3.25%, 03/15/29	8,678
5,438	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 5.01%, 06/25/34	5,314
	Wells Fargo Mortgage Backed Securities Trust
3,480	Series 2004-F, Class A8, FRN, 4.74%, 06/25/34	3,466
4,950	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	4,908
	Total Collateralized Mortgage Obligations (Cost $33,144)	32,130
	Corporate Bonds - 8.5% Agricultural Production/Services - 0.2%
1,350	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	1,339
	Beverages - 0.4%
2,650	Diageo Finance BV (Netherlands) 3.00%, 12/15/06	2,597
	Capital Markets - 0.5%
3,550	BNP U.S. Funding LLC VAR, 7.74%, 12/31/49 (e) (m)	3,732

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Commercial Banks - 1.2%
$1,800	Bacob Bank SC (Belgium) VAR, 7.25%, 12/31/49 (e) (m)	$1,867
	Citibank Korea, Inc. (South Korea)
2,200	6.95%, 12/06/11	2,254
2,650	VAR, 4.68%, 06/18/13	2,640
1,400	Deutsche Bank Capital Funding Trust I VAR, 7.87%, 12/31/49 (e)	1,521
		8,282
	Computers & Peripherals - 0.1%
750	Hewlett-Packard Co 3.63%, 03/15/08	730
	Consumer Finance - 1.4%
5,350	Capital One Financial Corp. 8.75%, 02/01/07 (m)	5,593
2,900	Ford Motor Credit Co. 4.95%, 01/15/08	2,720
1,400	MBNA America Bank N.A. 4.63%, 08/03/09	1,386
		9,699
	Diversified Financial Services - 1.6%
4,400	BHP Finance USA Ltd. (Australia) 6.69%, 03/01/06 (m)	4,434
1,300	Mizuho JGB Investment LLC VAR, 9.87%, 06/30/08 (e)	1,439
4,950	Natexis Ambs Co. LLC VAR, 8.44%, 06/30/08 (e)	5,348
		11,221
	Diversified Telecommunication Services - 1.1%
1,750	France Telecom S.A. (France) 7.20%, 03/01/06 (m)	1,765
2,825	Sprint Capital Corp. 6.00%, 01/15/07	2,861
	Telecom Italia Capital (Luxembourg)
1,600	4.00%, 11/15/08	1,548
1,350	4.00%, 01/15/10	1,283
		7,457
	Health Care Equipment & Supplies - 0.1%
750	Hospira, Inc. 4.95%, 06/15/09	744

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds40

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Insurance - 0.5%
$3,400	Prudential Financial, Inc. SUB, 4.10%, 11/15/06 (m)	$3,365
	Hotels, Restaurants & Leisure - 1.4%
10,000	Seminole Tribe of Florida 5.80%, 10/01/13	9,869
	Total Corporate Bonds (Cost $61,173)	59,035
	Participatory Note - 0.4% Diversified Financial Services - 0.4%
2,600	Tyco International Group S.A. Participation Certificate Trust 4.44%, 06/15/07 (e) (Cost $2,600)	2,580
	Municipal Bonds - 80.3% Alabama - 1 .1%
	Jefferson County, Limited Obligation
5,000	Series A, Rev., 5.00%, 01/01/09	5,201
2,620	Series A, Rev., 5.00%, 01/01/10	2,744
		7,945
	Arizona - 0.1%
1,000	Maricopa County, School District No. 6-Washington Elementary Series B, GO, 7.10%, 07/01/06	1,026
	California - 4.2%
	California Statewide Communities Development Authority, Kaiser Permanente
3,500	Series F, Rev., FRDO, 2.30%, 05/01/07 (m)	3,425
5,000	Series G, Rev., FRDO, 2.30%, 05/01/07 (m)	4,901
10,000	Orange County Public Financing Authority Rev., MBIA, 4.00%, 07/01/08	10,221
10,000	State of California Series B, GO, FRDO, 5.00%, 07/01/08 (m)	10,446
		28,993

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Colorado - 0.5%
$2,500	Colorado Health Facilities Authority, Evangelical Lutheran Series B, Rev., FRDO, 3.75%, 06/01/09	$2,471
800	Public Service Co. of Colorado Series 14, 4.38%, 10/01/08 (e)	789
		3,260
	Connecticut - 0.7%
2,000	Connecticut Resource Recovery Authority, American Ref-Fuel Co. Series A, Rev., MBIA, 5.50%, 11/15/05	2,002
3,000	Connecticut State Development Authority, PCR, Rev., FRDO, AMBAC, 3.35%, 10/01/08	2,972
		4,974
	Florida - 2.4%
	Escambia County, Health Facilities Authority, Ascension Health Credit
1,000	Series A, Rev., AMBAC, 5.00%, 11/15/06	1,019
1,855	Series A-1, Rev., AMBAC, 5.75%, 11/15/09 (p)	2,029
5,500	Florida State Board of Education Series A, GO, 5.00%, 01/01/09	5,768
7,000	Palm Beach County School Board Series A, COP, 6.00%, 08/01/10 (p)	7,803
		16,619
	Georgia - 2.1%
1,680	Fulco Hospital Authority, Health System, Catholic Health East Series A, Rev., MBIA, 5.50%, 11/15/08	1,780
7,000	Georgia State Road & Tollway Authority, Governors Transportation Choices 5.00%, 03/01/08	7,284
5,000	State of Georgia Series D, GO, 5.80%, 11/01/08	5,367
		14,431

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds41

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Hawaii - 0.8%
$5,000	State of Hawaii Series DG, GO, AMBAC, 5.00%, 07/01/09	$5,270
	Illinois - 2.9%
2,375	City of Chicago, Pilsen Redevelopment, Tax Allocation Series A, AMBAC, 4.35%, 06/01/13	2,317
	City of Cicero, Tax Increment
1,725	Series A, GO, XLCA, 5.00%, 01/01/12	1,836
1,015	Series A, GO, XLCA, 5.00%, 01/01/13	1,082
2,500	Illinois Finance Authority, Power Company Project Series A, Rev., PCFA, 7.38%, 07/01/06 (p)	2,617
1,350	Illinois Health Facilities Authority, University of Chicago Hospital System Rev., MBIA, 5.00%, 08/15/07	1,389
	State of Illinois
5,000	5.00%, 06/15/09	5,262
5,500	GO, FGIC, 5.13%, 12/01/10	5,620
		20,123
	Indiana - 1.1%
6,150	Indiana State Office Building Commission, New Castle Correctional Facilities Series A, Rev., FGIC, 5.00%, 07/01/12 (p)	6,600
1,010	St. Joseph County Hospital Authority, Member Health Systems Series A, Rev., MBIA, 5.50%, 08/15/08	1,064
		7,664
	Iowa - 0.3%
1,895	Iowa Finance Authority, Hospital Facility, Health System Series A, Rev., MBIA, 5.25%, 07/01/07	1,954
	Kansas - 0.4%
1,500	City of Burlington, Kansas City Power & Light Series A, Rev., FRDO, 4.75%, 10/01/07 (m)	1,531

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Kansas - Continued
$1,500	Wyandotte County, Kansas City Unified Government Series C, 3.85%, 12/01/13	$1,500
		3,031
	Kentucky - 0.1%
640	City of Owensboro, Electric Light & Power Rev., 6.85%, 01/01/08 (p)	664
	Maryland - 4.7%
	Northeast Waste Disposal Authority, Resource Recovery
5,410	Rev., AMBAC, 5.25%, 04/01/09	5,675
4,000	Northeast Waste Disposal Authority, Montgomery County Resource Recovery Project Series A, Rev., 6.00%, 07/01/07	4,125
5,325	Prince Georges County, Construction Public Improvement Series C, GO, 5.00%, 12/01/08	5,597
5,445	State of Maryland, State & Local Facilities Lien, Capital Improvement Series A, GO, 5.50%, 08/01/08	5,773
11,525	State of Maryland, State & Local Facilities Lien 2nd Series, GO, 5.00%, 08/01/07	11,898
		33,068
	Massachusetts - 5.6%
	Commonwealth of Massachusetts
5,000	Series A, Rev., GAN, 5.75%, 06/15/14	5,455
7,000	Series A, Rev., GAN, 5.75%, 06/15/15	7,636
14,070	Massachusetts Bay Transportation Authority Series A, 5.25%, 07/01/10 (p)	15,127
10,000	Massachusetts School Building Authority Series A, 5.00%, 08/15/13	10,741
		38,959
	Michigan - 4.9%
6,425	City of Detroit Series A, GO, FSA 5.00%, 04/01/08	6,675

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds42

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Michigan - Continued
$1,000	Michigan Higher Education Student Loan Authority Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	$985
10,000	Michigan State Building Authority, Facilities Program Series I, Rev., FRDO, AMBAC, 5.00%, 10/15/11	10,592
	Michigan State Hospital Finance Authority, Ascension Health Credit
1,000	Series A, Rev., MBIA, 5.75%, 11/15/09 (p)	1,091
3,000	Series B, Rev., FRDO, 5.38%, 11/15/07	3,111
1,000	Michigan Strategic Fund, Dow Chemical Project Rev., FRDO, 4.60%, 06/01/08	1,022
10,000	State of Michigan Series A, COP, FRDO, MBIA, 5.00%, 03/01/11	10,547
		34,023
	Minnesota - 3.3%
5,000	Minnesota Housing Finance Agency, Residential Housing Series L-2, Rev., FRDO, 2.35%, 12/11/06	4,926
17,000	State of Minnesota GO, 5.00%, 10/01/08	17,831
		22,757
	Nevada - 0.9%
5,840	Clark Country School District GO, FRDO, FSA, 5.00%, 03/01/06 (p)	6,160
	New Jersey - 2.3%
	New Jersey Economic Development Authority, Cigarette Tax
2,550	Rev., 5.00%, 06/15/07	2,605
3,000	Rev., FGIC, 5.00%, 06/15/09	3,142
5,000	New Jersey Economic Development Authority, School Facilities Construction Series G, Rev., 5.00%, 09/01/09	5,263
5,000	New Jersey Transportation Trust Fund Authority, Transportation Systems Series A, Rev., MBIA, 5.00%, 12/15/07	5,180
		16,190

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	New Mexico - 0.0% (g)
$340	New Mexico State Highway Commission, Unrefunded Balance, Sub Lien Series B, Rev., 5.00%, 06/15/06	$344
	New York - 6.1%
3,000	Dutchess County, IDA, IBM Project Rev., FRDO, 5.45%, 12/01/09	3,197
	New York City
25	Series B, GO, 5.10%, 08/01/07 (p)	26
775	Series B, GO, 5.10%, 08/01/08	802
5,000	Series D, GO, MBIA, 6.20%, 02/01/07 (k)	5,186
3,000	Series G, GO, 5.00%, 08/01/07	3,094
5,000	Series G, GO, MBIA, 5.00%, 08/01/10	5,219
1,800	New York Convention Center Operating Corp., Yale Building Acquistion Project COP, 5.25%, 06/01/08	1,846
	New York State Dormitory Authority, Department of Health
2,530	Series 2, Rev., 5.00%, 07/01/09	2,653
2,940	Series 2, Rev., 5.00%, 07/01/10	3,105
5,000	New York State Thruway Authority General Highway & Bridge Transportation Fund Series A, Rev., MBIA, 5.25%, 04/01/13	5,449
5,000	New York State Urban Development Corp., State Personal Income Tax Series A-4, Rev., 4.00%, 03/15/07	5,054
	Triborough Bridge & Tunnel Authority, General Purpose
5,000	Series B, Rev., GO, 5.00%, 11/15/07	5,179
1,255	Series SR, Rev., GO, 5.00%, 01/01/07	1,270
		42,080
	North Carolina - 7.4%
	State of North Carolina
11,720	GO, 5.00%, 03/01/09	12,347
17,000	GO, 5.00%, 03/01/13	18,359
13,800	State of North Carolina, Public Improvement Series A, GO, 5.00%, 03/01/10	14,678

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds43

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	North Carolina - Continued
$5,480	University of North Carolina Series B, 5.00%, 12/01/08	$5,756
		51,140
	Ohio - 2.0%
1,500	Ohio Air Quality Development Authority, Ohio Edison Project Series A, Rev., FRDO, AMBAC, 3.25%, 02/01/08	1,494
5,115	Ohio State Water Development Authority, Quality Limited Funding Rev., 5.00%, 12/01/10	5,461
1,400	Portage County GO, MBIA, 5.10%, 12/01/12	1,478
5,000	State of Ohio, Higher Capital Facilities Series II-A, Rev., 5.00%, 06/01/08	5,211
		13,644
	Oregon - 0.4%
3,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program Series O-4, Rev., 2.45%, 03/15/06	2,989
	Pennsylvania - 2.9%
1,000	City of Pittsburgh Series 2002-2004, 2006, 2008 & 2009, GO, AMBAC, 5.00%, 09/01/06	1,015
10,000	Harrisburg Authority Resource Recovery Improvements Series D-2, Rev., FRDO, FSA, 5.00%, 12/01/13	10,633
3,000	Luzern County, American IDA Series A, Rev., FRDO, AMBAC, 3.60%, 12/01/09	2,968
5,160	Philadelphia School District Series B, GO, AMBAC, 5.00%, 04/01/13	5,524
		20,140
	Puerto Rico - 1.2%
7,890	Commonwealth of Puerto Rico, Public Improvement Series C, GO, FRDO, 5.00%, 07/01/08	8,128

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Tennessee - 5.7%
$15,590	City of Memphis, General Improvement GO, INS: MBIA, 5.00%, 10/01/13	$16,764
21,675	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University Series B-3, Rev., FRDO, MBIA, 5.00%, 04/01/10	22,863
		39,627
	Texas - 3.7%
	Brazos River Harbor Navigation District, Dow Chemical Co. Project
2,500	Series A-3, AMT, Rev., FRDO, 4.95%, 05/15/07 (m)	2,555
3,750	Series A-4, AMT, Rev., Adj., 5.20%, 05/15/08 (m)	3,869
2,475	Matagorda County, Navigation District No.1, PCR, Central Power & Light Co. Series A, Rev., FRDO, 4.55%, 11/01/06	2,494
13,350	Texas Water Development Board, State Revolving Fund, SR Lien Series B, Rev., 5.40%, 07/15/14	13,676
3,000	Travis County Health Facilities Development Corp., Ascension Health Credit Series A, Rev., MBIA, 5.75%, 11/15/07	3,141
		25,735
	Virginia - 6.4%
10,070	Fair County, Public Improvement Series A, GO, Student Aid Withholding, 5.00%, 10/01/09	10,686
4,375	Louisa Industrial Development Authority, Electric & Power Co. Project Series A, Rev., FRDO, 2.35%, 04/01/07	4,275
2,610	Peninsula Ports Authority, Dominion Term Association Project Rev., FRDO, 3.30%, 09/30/08	2,584

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds44

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Virginia - Continued
	Virginia Public Building Authority, Public Building Facilities
$10,560	Series B, Rev., 5.00%, 08/01/08	$11,033
14,970	Series B, Rev., 5.00%, 08/01/10	15,941
		44,519
	Washington - 3.1%
1,310	City of Tacoma, Washington Conservation System Project Rev., 5.00%, 12/01/07	1,357
	Conservation & Renewable Energy System
1,070	Rev., 5.00%, 10/01/06	1,088
1,175	Rev., 5.00%, 10/01/07	1,213
5,500	Energy Northwest, Washington Electric Series A, 5.25%, 07/01/09	5,832
11,100	Port of Seattle AMT, Series C, GO, FSA, 5.25%, 11/01/11	11,921
		21,411
	Wisconsin - 3.0%
17,205	State of Wisconsin, Petroleum Inspection Fee Series 1, Rev., FSA , 5.00%, 07/01/10	18,246
2,500	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc. Series B, Rev., 3.50%, 05/15/07	2,467
		20,713
	Total Municipal Bonds (Cost $566,119)	557,581
SHARES
Preferred Stock - 0.5%
	Diversified Financial Services - 0.5%
3	Pinto Totta International Finance VAR, 7.77%, 08/01/07 (e) (Cost $3,903)	3,550
	Total Long-Term Investments (Cost $667,739)	655,661

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 6.0%
	Investment Company - 3.7%
25,759	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $25,759)	$25,759
PRINCIPAL AMOUNT
	Municipal Bonds - 2.3% Mississippi - 0.4%
$2,300	Mississippi Business Finance Corp., Waste Management, Inc. Project Rev., FRDO, 2.30%, 03/01/06	2,286
	New York - 0.2%
1,400	Long Island Power Authority, Electric Systems Series 8F, Rev., FRDO, MBIA, 5.00%, 04/01/06	1,411
	Texas - 1.7%
1,925	Brazos River Authority, PCR, Utilities Electricity Co. Series B, Rev., FRDO, 5.05%, 06/19/06 (m)	1,940
10,000	City of Austin, Airport System Revenue, ACES Series B, AMT, FRDO, 2.75%, 11/04/05 (m)	10,000
		11,940
	Total Municipal Bonds (Cost $15,802)	15,637
	Total Short-Term Investments (Cost $41,561)	41,396
	Total Investments - 100.4% (Cost $709,300)	$697,057
	Liabilities in Excess of Other Assets - (0.4)%	(2,993)
	NET ASSETS - 100.0%	$694,064

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds45

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Short Futures Outstanding
(210)	2 Year U.S. Treasury Note	December, 2005	$(43,093)	$209
(283)	5 Year U.S. Treasury Note	December, 2005	(29,967)	450
				$659

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds46

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.0%
	Common Stocks - 99.0%
	Aerospace & Defense - 2.8%
187	Boeing Co.	$12,055
326	Raytheon Co.	12,053
		24,108
	Air Freight & Logistics - 1.6%
143	FedEx Corp.	13,146
	Beverages - 2.0%
396	Coca-Cola Co. (The)	16,956
	Building Products - 1.6%
358	American Standard Cos., Inc.	13,611
	Capital Markets - 2.1%
49	Ameriprise Financial, Inc.	1,828
201	Morgan Stanley	10,926
93	State Street Corp.	5,136
		17,890
	Chemicals - 2.0%
344	Praxair, Inc.	16,977
	Commercial Banks - 4.3%
587	Bank of America Corp.	25,667
219	Wachovia Corp.	11,038
		36,705
	Commercial Services - 0.8%
256	Accenture Ltd., Class A (Bermuda)	6,733
	Communications Equipment - 5.5%
508	Cisco Systems, Inc. (a)	8,858
522	Corning, Inc. (a)	10,485
659	Motorola, Inc.	14,603
315	QUALCOMM, Inc.	12,507
		46,453
	Computers & Peripherals - 3.8%
817	Hewlett-Packard Co.	22,902
112	International Business Machines Corp.	9,140
		32,042

SHARES	SECURITY DESCRIPTION	VALUE
	Consumer Finance - 1.5%
247	American Express Co.	$12,268
	Diversified Financial Services - 4.2%
196	CIT Group, Inc.	8,949
587	Citigroup, Inc.	26,868
		35,817
	Diversified Telecommunication Services - 1.1%
303	Verizon Communications, Inc.	9,552
	Food & Staples Retailing - 3.8%
578	CVS Corp.	14,108
279	Safeway, Inc.	6,497
250	Wal-Mart Stores, Inc.	11,837
		32,442
	Health Care Providers & Services - 4.1%
117	HCA, Inc.	5,626
218	Medco Health Solutions, Inc. (a)	12,289
223	WellPoint, Inc. (a)	16,635
		34,550
	Hotels, Restaurants & Leisure - 2.0%
528	McDonald's Corp.	16,672
	Household Durables - 0.6%
60	Whirlpool Corp.	4,710
	Household Products - 1.5%
230	Procter & Gamble Co.	12,878
	Industrial Conglomerates - 4.9%
911	General Electric Co.	30,877
408	Tyco International Ltd. (Bermuda)	10,775
		41,652
	Insurance - 5.7%
210	Allstate Corp. (The)	11,070
86	AMBAC Financial Group, Inc.	6,081
395	Genworth Financial, Inc., Class A	12,502
131	Hartford Financial Services Group, Inc.	10,407

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds47

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Insurance - Continued
180	St. Paul Travelers Cos., Inc. (The)	$8,105
		48,165
	Media - 4.5%
574	Comcast Corp., Special Class A (a)	15,722
228	Dex Media, Inc.	6,137
131	E.W. Scripps Co., Class A	6,014
112	Gannett Co., Inc.	7,024
94	Viacom, Inc., Class B	2,925
		37,822
	Metals & Mining - 0.4%
82	United States Steel Corp.	2,995
	Multi-Utilities - 2.5%
175	Dominion Resources, Inc.	13,310
291	Duke Energy Corp.	7,693
		21,003
	Oil & Gas - 9.9%
402	Chevron Corp.	22,914
284	ConocoPhillips	18,548
1,338	El Paso Corp.	15,866
294	Exxon Mobil Corp.	16,530
169	Marathon Oil Corp.	10,155
		84,013
	Pharmaceuticals - 7.9%
132	Eli Lilly & Co.	6,572
363	Johnson & Johnson	22,732
537	Pfizer, Inc.	11,685
85	Sepracor, Inc. (a)	4,753
471	Wyeth	20,980
		66,722
	Road & Rail - 0.5%
115	Norfolk Southern Corp.	4,623
	Semiconductors & Semiconductor Equipment - 1.4%
117	Analog Devices, Inc.	4,062
345	Intel Corp.	8,108
		12,170

SHARES	SECURITY DESCRIPTION	VALUE
	Software - 4.7%
991	Microsoft Corp.	$25,470
1,118	Oracle Corp. (a)	14,171
		39,641
	Specialty Retail - 1.5%
306	Home Depot, Inc.	12,567
	Textiles, Apparel & Luxury Goods - 1.3%
63	Nike, Inc., Class B	5,270
103	V.F. Corp.	5,356
		10,626
	Thrifts & Mortgage Finance - 4.1%
403	Freddie Mac	24,697
262	Washington Mutual, Inc.	10,371
		35,068
	Tobacco - 2.6%
290	Altria Group, Inc.	21,742
	Wireless Telecommunication Services - 1.8%
657	Sprint Corp.	15,309
	Total Common Stocks (Cost $737,353)	837,628
Short-Term Investment - 0.7%
	Investment Company - 0.7%
6,033	JPMorgan Prime Money Market Fund (b) (Cost $6,033)	6,033
	Total Investments - 99.7% (Cost $743,386)	$843,661
	Other Assets in Excess of
	Liabilities - 0.3%	2,119
	NET ASSETS - 100.0%	$845,780

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds48

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

Abbreviations:

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Management Inc.

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)  - Amount rounds to less than 0.1%.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)  - Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

ACES  - Auction Rate Securities

Adj.  - Adjustable. The interest rate shown is the rate in effect at October 31, 2005.

ADR  - American Depositary Receipt

AMBAC  - American Municipal Bond Assurance Corp.

AMT  - Alternative Minimum Tax Paper

CNTY GTD  - County Guaranteed

COP  - Certificates of Participation

CPIU  - Unrevised Index of Consumer Prices for All Urban Consumers

EDA  - Economic Development Authority

FGIC  - Financial Guaranty Insurance Co.

FRDO  - Floating Rate Demand Obligation. The maturity date shown is the next interest reset date. The interest rate shown is the rate in effect at October 31, 2005.

FRN  - Floating Rate Note. The rate shown is the rate in effect as of October 31, 2005.

FSA  - Financial Security Assurance

GAN  - Grant Anticipation Note

GO  - General Obligation

GTD  - Guaranteed

GTD STD LNS  - Guaranteed Student Loans

GTY AGMT  - Guarantee Agreement

IDA  - Industrial Development Authority

LIQ  - Liquidity Agreement

LOC  - Letter of Credit

MBIA  - Municipal Bond Insurance Association

PCFA  - Pollution Control Financing Authority

PCR  - Pollution Control Revenue

REIT  - Real Estate Investment Trust

Rev.  - Revenue Bond

ST AID WITHHLDG  - State Aid Withholding

SUB  - Step-Up Bond. The rate shown is the rate in effect as of October 31, 2005.

TA  - Tax Allocation

TRAN  - Tax & Revenue Anticipation Notes

VAR  - Variable. The interest rate shown is the rate in effect at October 31, 2005.

XLCA  - XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds49

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund	Tax Aware Large Cap Value Fund
ASSETS
Investments in non-affiliates, at value	$374,780	$195,842	$137,074	$556,069
Investments in affiliates, at value	6,286	3,437	1,424	4,451
Total investment securities, at value	381,066	199,279	138,498	560,520
Receivables:
Investment securities sold	-	-	-	2,140
Fund shares sold	1,071	23	18	48
Interest and dividends	377	1,502	60	417
Total Assets	382,514	200,804	138,576	563,125
LIABILITIES
Payables:
Dividends	-	223	-	383
Investment securities purchased	3,221	-	-	3,956
Fund shares redeemed	2,173	325	32	1,754
Accrued liabilities:
Investment advisory fees	107	5	41	190
Administration fees	30	16	12	50
Shareholder servicing fees	18	24	29	119
Distribution fees	-	2	-	-
Custodian and accounting fees	16	37	15	18
Trustees' fees - deferred compensation plan	1	6	23	29
Other	69	143	58	55
Total Liabilities	5,635	781	210	6,554
NET ASSETS	$376,879	$200,023	$138,366	$556,571

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds50

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund	Tax Aware Large Cap Value Fund
NET ASSETS
Paid in capital	$463,559	$225,532	$240,137	$503,645
Accumulated undistributed (distributions in excess of) net investment income	496	(230)	(24)	(412)
Accumulated net realized gains (losses) from investments, futures, foreign exchange transactions and swaps	(119,340)	(25,146)	(127,669)	(26,690)
Net unrealized appreciation (depreciation) from investments, futures, foreign exchange translations and swaps	32,164	(133)	25,922	80,028
Net Assets	$376,879	$200,023	$138,366	$556,571
Net Assets:
Class A	$-	$7,479	$-	$-
Class B	-	-	-	-
Class C	-	-	-	-
Select Class	-	104,716	138,366	556,571
Institutional Class	376,879	87,828	-	-
Total	$376,879	$200,023	$138,366	$556,571
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	-	751	-	-
Class B	-	-	-	-
Class C	-	-	-	-
Select Class	-	10,514	8,725	24,713
Institutional Class	23,323	8,829	-	-
Net Asset Value
Class A - Redemption price per share	$-	$9.96	$-	$-
Class B - Offering price per share (a)	$-	$-	$-	$-
Class C - Offering price per share (a)	$-	$-	$-	$-
Select Class - Offering and redemption price per share	$-	$9.96	$15.86	$22.52
Institutional Class - Offering and redemption price per share	$16.16	$9.95	$-	$-
Class A maximum sales charge	-	3.00%	-	-
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$-	$10.27	$-	$-
Cost of Investments	$348,902	$199,412	$112,576	$480,492

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds51

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS
Investments in non-affiliates, at value	$4,430		$671,298	$837,628
Investments in affiliates, at value	615		25,759	6,033
Total investment securities, at value	5,045		697,057	843,661
Receivables:
Investment securities sold	-		5,782	6,928
Fund shares sold	-		71	278
Reimbursement due from investment advisor	55		-	-
Interest and dividends	71		8,536	631
Unrealized appreciation on open swap contracts	41		-	-
Total Assets	5,212		711,446	851,498
LIABILITIES
Payables:
Due to custodian	-		7,924	-
Dividends	-	(b)	1,499	-
Investment securities purchased	-		6,804	4,597
Fund shares redeemed	-		764	444
Variation margin	-		1	-
Accrued liabilities:
Investment advisory fees	-		150	327
Administration fees	-		62	77
Shareholder servicing fees	-	(b)	81	165
Distribution fees	-	(b)	-	4
Custodian and accounting fees	3		19	28
Trustees' fees - deferred compensation plan	-	(b)	3	8
Other	80		75	68
Total Liabilities	83		17,382	5,718
NET ASSETS	$5,129		$694,064	$845,780

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds52

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS
Paid in capital	$5,152	$717,765	$828,188
Accumulated undistributed (distributions in excess of) net investment income	2	(588)	732
Accumulated net realized gains (losses) from investments, futures, foreign exchange transactions and swaps	1	(11,529)	(83,415)
Net unrealized appreciation (depreciation) from investments, futures, foreign exchange translations and swaps	(26)	(11,584)	100,275
Net Assets	$5,129	$694,064	$845,780
Net Assets:
Class A	$620	$-	$8,132
Class B	-	-	2,458
Class C	499	-	550
Select Class	1,000	507,008	701,050
Institutional Class	3,010	187,056	133,590
Total	$5,129	$694,064	$845,780
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	62	-	488
Class B	-	-	149
Class C	50	-	33
Select Class	101	51,985	42,027
Institutional Class	302	19,179	11,410
Net Asset Value
Class A - Redemption price per share	$9.95	$-	$16.65
Class B - Offering price per share (a)	$-	$-	$16.49
Class C - Offering price per share (a)	$9.95	$-	$16.46
Select Class - Offering and redemption price per share	$9.95	$9.75	$16.68
Institutional Class - Offering and redemption price per share	$9.95	$9.75	$11.71
Class A maximum sales charge	4.50%	-	5.25%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$10.42	$-	$17.57
Cost of Investments	$5,112	$709,300	$743,386

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds53

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE PERIOD ENDED OCTOBER 31, 2005

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund	Tax Aware Large Cap Value Fund
INVESTMENT INCOME
Dividend income	$5,427		$157	$2,307	$12,656
Interest income	-		8,094	-	11
Dividend income from affiliates (c)	100		591	28	168
Foreign taxes withheld	-	(b)	-	-	-
Total investment income	5,527		8,842	2,335	12,835
EXPENSES
Investment advisory fees	958		881	670	2,427
Administration fees	320		448	204	724
Distribution fees	-		24	-	-
Shareholder servicing fees	274		599	419	1,517
Custodian and accounting fees	38		46	50	53
Interest expense	-	(b)	2	4	6
Professional fees	48		65	51	55
Trustees' fees	3		4	2	7
Printing and mailing costs	13		38	10	26
Registration and filing fees	19		44	18	22
Transfer agent fees	50		42	14	37
Other	16		60	18	31
Total expenses	1,739		2,253	1,460	4,905
Less amounts waived	(231)		(907)	(34)	(10)
Less earnings credits	(2)		(29)	(1)	(2)
Less expense reimbursements	-		-	-	-
Net expenses	1,506		1,317	1,425	4,893
Net investment income (loss)	4,021		7,525	910	7,942
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$2,130		$(829)	$5,984	$4,822
Futures	-		216	-	-
Swaps	-		(1,025)	-	-
Foreign currency transactions	-		-	-	-
Change in net unrealized appreciation/ depreciation of:
Investments	8,009		(905)	7,071	30,326
Futures	-		(60)	-	-
Swaps	-		1,306	-	-
Foreign currency translations	-		-	-	-
Net realized/unrealized gains (losses)	10,139		(1,297)	13,055	35,148
Change in net assets resulting from operations	$14,160		$6,228	$13,965	$43,090
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$6		$59	$2	$11

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds54

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF
OPERATIONS  FOR THE PERIOD ENDED OCTOBER 31, 2005

(Amounts in thousands)

	Tax Aware Real Return Fund (d)	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME
Dividend income	$-	$264	$21,436
Interest income	24	23,878	-
Dividend income from affiliates (c)	4	811	290
Foreign taxes withheld	-	-	-
Total investment income	28	24,953	21,726
EXPENSES
Investment advisory fees	3	1,864	4,632
Administration fees	1	891	1,236
Distribution fees	1	-	42
Shareholder servicing fees	1	1,461	2,370
Custodian and accounting fees	3	45	69
Interest expense	-	5	6
Professional fees	49	67	66
Trustees' fees	- (b)	9	12
Printing and mailing costs	1	30	60
Registration and filing fees	28	43	84
Transfer agent fees	2	35	105
Other	1	36	64
Total expenses	90	4,486	8,746
Less amounts waived	(5)	(779)	(240)
Less earnings credits	-	(4)	(7)
Less expense reimbursements	(80)	-	(8)
Net expenses	5	3,703	8,491
Net investment income (loss)	23	21,250	13,235
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$1	$(5,326)	$(11,201)
Futures	-	361	-
Swaps	-	351	-
Foreign currency transactions	-	9	-
Change in net unrealized appreciation/ depreciation of:
Investments	(67)	(14,801)	45,470
Futures	-	1,457	-
Swaps	41	165	-
Foreign currency translations	-	- (b)	-
Net realized/unrealized gains (losses)	(25)	(17,784)	34,269
Change in net assets resulting from operations	$(2)	$3,466	$47,504
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$- (b)	$71	$19

  (b)  Amount rounds to less than $1,000.

  (d)  Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds55

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,021	$2,203	$7,525	$31,782
Net realized gain (loss) on investments, futures, swaps and foreign currency transactions	2,130	10,074	(1,638)	(11,975)
Change in net unrealized appreciation/depreciation of investments, futures, swaps and foreign currency translations	8,009	6,480	341	(3,388)
Change in net assets resulting from operations	14,160	18,757	6,228	16,419
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	(176)	(212)
Class B Shares
From net investment income	-	-	-	-
Class C Shares
From net investment income	-	-	-	-
Select Class Shares
From net investment income	-	-	(3,126)	(5,761)
Institutional Class Shares
From net investment income	(3,694)	(2,268)	(3,964)	(26,154)
Total distributions to shareholders	(3,694)	(2,268)	(7,266)	(32,127)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	164,893	4,418	(920,957)	(1,396,573)
NET ASSETS
Change in net assets	175,359	20,907	(921,995)	(1,412,281)
Beginning of period	201,520	180,613	1,122,018	2,534,299
End of period	$376,879	$201,520	$200,023	$1,122,018
Accumulated undistributed (distributions in excess of) net investment income	$496	$173	$(230)	$(514)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds56

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Large Cap Value Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$910	$171	$7,942	$5,002
Net realized gain (loss) on investments, futures, swaps and foreign currency transactions	5,984	(4,727)	4,822	5,327
Change in net unrealized appreciation/depreciation of investments, futures, swaps and foreign currency translations	7,071	4,735	30,326	46,421
Change in net assets resulting from operations	13,965	179	43,090	56,750
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	-	-
Class B Shares
From net investment income	-	-	-	-
Class C Shares
From net investment income	-	-	-	-
Select Class Shares
From net investment income	(906)	(229)	(7,915)	(5,476)
From return of capital	(47)	(123)	-	-
Institutional Class Shares
From net investment income	-	-	-	-
Total distributions to shareholders	(953)	(352)	(7,915)	(5,476)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	(73,618)	(69,056)	(17,357)	138,783
NET ASSETS
Change in net assets	(60,606)	(69,229)	17,818	190,057
Beginning of period	198,972	268,201	538,753	348,696
End of period	$138,366	$198,972	$556,571	$538,753
Accumulated undistributed (distributions in excess of) net investment income	$(24)	$(29)	$(412)	$(512)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds57

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund
	Period Ended 10/31/2005 (a)	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$23	$21,250	$15,971
Net realized gain (loss) on investments, futures, swaps and foreign currency transactions	1	(4,605)	(4,634)
Change in net unrealized appreciation/depreciation of investments, futures, swaps and foreign currency translations	(26)	(13,179)	(415)
Change in net assets resulting from operations	(2)	3,466	10,922
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(2)	-	-
Class B Shares
From net investment income	-	-	-
Class C Shares
From net investment income	(2)	-	-
Select Class Shares
From net investment income	(4)	(13,794)	(7,039)
Institutional Class Shares
From net investment income	(14)	(7,820)	(8,833)
Total distributions to shareholders	(22)	(21,614)	(15,872)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	5,153	5,557	174,276
NET ASSETS
Change in net assets	5,129	(12,591)	169,326
Beginning of period	-	706,655	537,329
End of period	$5,129	$694,064	$706,655
Accumulated undistributed (distributions in excess of) net investment income	$2	$(588)	$311

  (a)  Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds58

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware U.S. Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,235	$7,598
Net realized gain (loss) on investments, futures, swaps and foreign currency transactions	(11,201)	15,867
Change in net unrealized appreciation/depreciation of investments, futures, swaps and foreign currency translations	45,470	50,667
Change in net assets resulting from operations	47,504	74,132
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(59)	(30)
Class B Shares
From net investment income	(13)	(4)
Class C Shares
From net investment income	(2)	(1)
Select Class Shares
From net investment income	(10,489)	(6,243)
Institutional Class Shares
From net investment income	(2,524)	(1,561)
Total distributions to shareholders	(13,087)	(7,839)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	(196,946)	199,077
NET ASSETS
Change in net assets	(162,529)	265,370
Beginning of period	1,008,309	742,939
End of period	$845,780	$1,008,309
Accumulated undistributed (distributions in excess of) net investment income	$732	$583

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds59

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$-	$-	$831	$17,062
Dividends reinvested	-	-	161	184
Cost of shares redeemed	-	-	(9,169)	(23,733)
Change in net assets from Class A capital transactions	$-	$-	$(8,177)	$(6,487)
Select Class Shares
Proceeds from shares issued	$-	$-	$33,151	$184,937
Dividends reinvested	-	-	833	1,865
Cost of shares redeemed	-	-	(290,999)	(265,209)
Change in net assets from Select Class capital transactions	$-	$-	$(257,015)	$(78,407)
Institutional Class Shares
Proceeds from shares issued	$222,409	$44,535	$35,714	$764,339
Dividends reinvested	2,259	1,660	3,211	19,955
Cost of shares redeemed	(59,775)	(35,388)	(694,690)	(2,095,973)
Redemption in-kind	-	(6,389)	-	-
Change in net assets from Institutional Class capital transactions	$164,893	$4,418	$(655,765)	$(1,311,679)
SHARE TRANSACTIONS
Class A Shares
Issued	-	-	83	1,702
Reinvested	-	-	16	18
Redeemed	-	-	(918)	(2,370)
Change in Class A Shares	-	-	(819)	(650)
Select Class Shares
Issued	-	-	3,321	18,418
Reinvested	-	-	84	186
Redeemed	-	-	(29,156)	(26,468)
Change in Select Class Shares	-	-	(25,751)	(7,864)
Institutional Class Shares
Issued	13,697	2,963	3,579	76,296
Reinvested	140	110	322	1,993
Redeemed	(3,688)	(2,353)	(69,666)	(209,584)
Redemption in-kind	-	(432)	-	-
Change in Institutional Class Shares	10,149	288	(65,765)	(131,295)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds60

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Large Cap Value Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Select Class Shares
Proceeds from shares issued	$7,788	$22,915	$198,592	$220,279
Dividends reinvested	26	7	565	228
Cost of shares redeemed	(81,432)	(91,978)	(216,514)	(81,724)
Change in net assets from Select Class capital transactions	$(73,618)	$(69,056)	$(17,357)	$138,783
SHARE TRANSACTIONS
Select Class Shares
Issued	502	1,535	8,890	10,750
Reinvested	2	- (b)	25	11
Redeemed	(5,274)	(6,168)	(9,627)	(4,029)
Change in Select Class Shares	(4,770)	(4,633)	(712)	6,732

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds61

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund
	Period Ended 10/31/2005 (a)	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$621	$-	$-
Dividends reinvested	2	-	-
Change in net assets from Class A capital transactions	623	-	-
Class C Shares
Proceeds from shares issued	$500	$-	$-
Dividends reinvested	2	-	-
Change in net assets from Class C capital transactions	$502	$-	$-
Select Class Shares
Proceeds from shares issued	$1,000	$341,218	$209,358
Dividends reinvested	4	1,394	771
Cost of shares redeemed	-	(181,453)	(51,980)
Change in net assets from Select Class capital transactions	$1,004	$161,159	$158,149
Institutional Class Shares
Proceeds from shares issued	$3,010	$133,747	$195,778
Dividends reinvested	14	2,863	3,205
Cost of shares redeemed	-	(292,212)	(182,856)
Change in net assets from Institutional Class capital transactions	$3,024	$(155,602)	$16,127

  (a)  Commencement of operations was August 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds62

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund
	Period Ended 10/31/2005 (a)		Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	62		-	-
Reinvested	-	(b)	-	-
Change in Class A Shares	62		-	-
Class C Shares
Issued	50		-	-
Reinvested	-	(b)	-	-
Change in Class C Shares	50		-	-
Select Class Shares
Issued	100		34,510	20,885
Reinvested	1		141	77
Redeemed	-		(18,407)	(5,230)
Change in Select Class Shares	101		16,244	15,732
Institutional Class Shares
Issued	301		13,519	19,505
Reinvested	1		290	321
Redeemed	-		(29,571)	(18,371)
Change in Institutional Class Shares	302		(15,762)	1,455

  (a)  Commencement of operations was August 31, 2005.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds63

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware U.S. Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$4,685	$1,499
Dividends reinvested	53	28
Cost of shares redeemed	(1,932)	(1,553)
Change in net assets from Class A capital transactions	$2,806	$(26)
Class B Shares
Proceeds from shares issued	$127	$133
Dividends reinvested	11	4
Cost of shares redeemed	(585)	(415)
Change in net assets from Class B capital transactions	$(447)	$(278)
Class C Shares
Proceeds from shares issued	$273	$82
Dividends reinvested	1	- (b)
Cost of shares redeemed	(221)	(2)
Change in net assets from Class C capital transactions	$53	$80
Select Class Shares
Proceeds from shares issued	$157,751	$310,508
Dividends reinvested	1,859	1,323
Cost of shares redeemed	(368,677)	(119,197)
Change in net assets from Select Class capital transactions	$(209,067)	$192,634
Institutional Class Shares
Proceeds from shares issued	$57,916	$27,738
Dividends reinvested	2,099	1,217
Cost of shares redeemed	(50,306)	(22,288)
Change in net assets from Institutional Class capital transactions	$9,709	$6,667

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds64

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware U.S. Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	283	95
Reinvested	3	2
Redeemed	(115)	(97)
Change in Class A Shares	171	-	(b)
Class B Shares
Issued	7	8
Reinvested	1	-	(b)
Redeemed	(35)	(26)
Change in Class B Shares	(27)	(18)
Class C Shares
Issued	16	5
Reinvested	- (b)	-	(b)
Redeemed	(13)	(-	)(b)
Change in Class C Shares	3	5
Select Class Shares
Issued	9,378	19,498
Reinvested	109	82
Redeemed	(21,824)	(7,489)
Change in Select Class Shares	(12,337)	12,091
Institutional Class Shares
Issued	4,978	2,474
Reinvested	175	107
Redeemed	(4,281)	(1,977)
Change in Institutional Class Shares	872	604

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds65

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	$9.99	0.20		(0.03)	0.17	(0.20)	-	(0.20)	$9.96	1.68%
Year Ended October 31, 2004	$10.05	0.11		(0.06)	0.05	(0.11)	-	(0.11)	$9.99	0.47%
Year Ended October 31, 2003	$10.08	0.14		(0.03)	0.11	(0.14)	-	(0.14)	$10.05	1.12%
November 30, 2001(a) To October 31, 2002	$10.10	0.16		(0.01)	0.15	(0.16)	(0.01)	(0.17)	$10.08	1.42%
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$10.00	0.04	(d)	(0.05)	(0.01)	(0.04)	-	(0.04)	$9.95	(0.09)%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$16.16	0.16		0.49	0.65	(0.16)	-	(0.16)	$16.65	3.99%
Year Ended October 31, 2004	$14.89	0.08	(d)	1.28	1.36	(0.09)	-	(0.09)	$16.16	9.15%
Year Ended October 31, 2003	$12.86	0.09	(d)	2.01	2.10	(0.07)	-	(0.07)	$14.89	16.37%
Year Ended October 31, 2002	$15.58	0.10		(2.71)	(2.61)	(0.11)	-	(0.11)	$12.86	(16.89)%
April 16, 2001(a) To October 31, 2001	$16.88	0.03	(d)	(1.27)	(1.24)	(0.06)	-	(0.06)	$15.58	(7.38)%

  (a)  Commencement of operations.

(b)  Annualized for periods less than one year.

  (c)  Not annualized for periods less than one year.

  (d)  Calculated based upon average shares outstanding.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 66

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (b)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	$7,479	0.75%	1.89%	1.02%		75%
Year Ended October 31, 2004	$15,684	0.75%	1.04%	1.03%		95%
Year Ended October 31, 2003	$22,000	0.75%	1.38%	1.00%		241%
November 30, 2001(a) To October 31, 2002	$19,000	0.75%	1.55%	1.06%		186%
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$620	0.90%	2.45%	11.03	%(e)	12%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$8,132	1.10%	0.89%	1.24%		46%
Year Ended October 31, 2004	$5,130	1.10%	0.57%	1.74%		59%
Year Ended October 31, 2003	$5,000	1.10%	0.68%	1.90%		13%
Year Ended October 31, 2002	$5,000	1.10%	0.52%	1.88%		27%
April 16, 2001(a) To October 31, 2001	$1,000	1.04%	0.33%	8.73	%(e)	22%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 67

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$16.00	0.07		0.49	0.56	(0.07)	-	(0.07)	$16.49	3.51%
Year Ended October 31, 2004	$14.75	0.01	(d)	1.26	1.27	(0.02)	-	(0.02)	$16.00	8.62%
Year Ended October 31, 2003	$12.76	0.02	(d)	1.99	2.01	(0.02)	-	(0.02)	$14.75	15.82%
Year Ended October 31, 2002	$15.47	0.03		(2.71)	(2.68)	(0.03)	-	(0.03)	$12.76	(17.35)%
April 16, 2001(a) To October 31, 2001	$16.88	(0.03	)(d)	(1.33)	(1.36)	(0.05)	-	(0.05)	$15.47	(8.09)%

  (a)  Commencement of operations.

  (b)  Annualized for periods less than one year.

  (c)  Not annualized for periods less than one year.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than 0.01%.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 68

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (b)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)		Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$2,458	1.60%	0.53%		1.79%		46%
Year Ended October 31, 2004	$2,814	1.60%	0.07%		2.24%		59%
Year Ended October 31, 2003	$3,000	1.60%	0.18%		2.40%		13%
Year Ended October 31, 2002	$3,000	1.60%	0.00	%(e)	2.39%		27%
April 16, 2001(a) To October 31, 2001	$1,000	1.60%	(0.35)%		7.71	%(f)	22%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 69

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$10.00	0.03	(d)	(0.05)	(0.02)	(0.03)	-	(0.03)	$9.95	(0.16)%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$15.97	0.08		0.48	0.56	(0.07)	-	(0.07)	$16.46	3.53%
Year Ended October 31, 2004	$14.72	0.02	(d)	1.25	1.27	(0.02)	-	(0.02)	$15.97	8.66%
Year Ended October 31, 2003	$12.74	0.02	(d)	1.99	2.01	(0.03)	-	(0.03)	$14.72	15.80%
Year Ended October 31, 2002	$15.45	0.04		(2.71)	(2.67)	(0.04)	-	(0.04)	$12.74	(17.35)%
April 16, 2001(a) To October 31, 2001	$16.88	(0.02	)(d)	(1.35)	(1.37)	(0.06)	-	(0.06)	$15.45	(8.16)%

  (a)  Commencement of operations.

  (b)  Annualized for periods less than one year.

  (c)  Not annualized for periods less than one year.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than 0.01%.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 70

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (b)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)		Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$499	1.40%	1.95%		11.32	%(f)	12%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$550	1.60%	0.47%		1.77%		46%
Year Ended October 31, 2004	$479	1.60%	0.07%		2.24%		59%
Year Ended October 31, 2003	$367	1.60%	0.18%		2.40%		13%
Year Ended October 31, 2002	$264	1.60%	0.00	%(e)	2.38%		27%
April 16, 2001(a) To October 31, 2001	$104	1.57%	(0.17)%		23.55	%(f)	22%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 71

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:			Distributions:
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net Asset value, end of period
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	$9.99	0.22	(0.03)	0.19	(0.22)	-	-	(0.22)	$9.96
Year Ended October 31, 2004	$10.06	0.13	(0.07)	0.06	(0.13)	-	-	(0.13)	$9.99
Year Ended October 31, 2003	$10.08	0.17	(0.02)	0.15	(0.17)	-	-	(0.17)	$10.06
Year Ended October 31, 2002	$10.11	0.20	(0.02)	0.18	(0.20)	(0.01)	-	(0.21)	$10.08
Year Ended October 31, 2001	$9.95	0.36	0.16	0.52	(0.36)	-	-	(0.36)	$10.11
TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005	$14.74	0.07	1.13	1.20	(0.07)	-	(0.01)	(0.08)	$15.86
Year Ended October 31, 2004	$14.79	0.01	(0.04)	(0.03)	(0.01)	-	(0.01)	(0.02)	$14.74
Year Ended October 31, 2003	$13.03	0.05	1.75	1.80	(0.04)	-	-	(0.04)	$14.79
January 1, 2002 To October 31, 2002(a)	$17.39	0.04	(4.36)	(4.32)	(0.04)	-	-	(0.04)	$13.03
November 1, 2001 To December 31, 2001(b)	$16.32	0.02	1.07	1.09	(0.02)	-	-	(0.02)	$17.39
Year Ended October 31, 2001	$42.93	0.04	(11.41)	(11.37)	(0.04)	(15.20)	-	(15.24)	$16.32
TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005	$21.19	0.29	1.33	1.62	(0.29)	-	-	(0.29)	$22.52
Year Ended October 31, 2004	$18.65	0.25	2.56	2.81	(0.27)	-	-	(0.27)	$21.19
Year Ended October 31, 2003	$16.01	0.26	2.64	2.90	(0.26)	-	-	(0.26)	$18.65
January 1, 2002 To October 31, 2002(a)	$19.74	0.22	(3.74)	(3.52)	(0.21)	-	-	(0.21)	$16.01
November 1, 2001 To December 31, 2001(b)	$18.44	0.03	1.30	1.33	(0.03)	-	-	(0.03)	$19.74
Year Ended October 31, 2001	$25.57	0.20	(5.41)	(5.21)	(0.19)	(1.73)	-	(1.92)	$18.44

(a)  The Fund changed its fiscal year end from December 31 to October 31.

  (b)  The Fund changed its fiscal year end from October 31 to December 31.

(c)    Annualized for periods less than one year.

(d)  Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 72

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Total return (excludes sales charge) (d)	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	1.92%	$104,716	0.50%	2.08%	0.71%	75%
Year Ended October 31, 2004	0.63%	$362,177	0.50%	1.30%	0.68%	95%
Year Ended October 31, 2003	1.48%	$444,000	0.50%	1.61%	0.69%	241%
Year Ended October 31, 2002	1.75%	$278,000	0.50%	1.94%	0.70%	186%
Year Ended October 31, 2001	5.47%	$186,000	0.50%	3.51%	0.67%	142%
TAX AWARE LARGE CAP GROWTH FUND
Year Ended October 31, 2005	8.12%	$138,366	0.85%	0.54%	0.87%	75%
Year Ended October 31, 2004	(0.21)%	$198,972	0.85%	0.07%	0.87%	129%
Year Ended October 31, 2003	13.84%	$268,000	0.85%	0.35%	0.87%	35%
January 1, 2002 To October 31, 2002(a)	(24.84)%	$257,000	0.68%	0.34%	0.85%	46%
November 1, 2001 To December 31, 2001(b)	6.70%	$433,000	0.55%	0.56%	0.85%	3%
Year Ended October 31, 2001	(33.30)%	$423,000	0.49%	0.21%	0.85%	84%
TAX AWARE LARGE CAP VALUE FUND
Year Ended October 31, 2005	7.67%	$556,571	0.81%	1.31%	0.81%	77%
Year Ended October 31, 2004	15.12%	$538,753	0.85%	1.20%	0.85%	39%
Year Ended October 31, 2003	18.34%	$349,000	0.85%	1.55%	0.85%	33%
January 1, 2002 To October 31, 2002(a)	(17.94)%	$327,000	0.79%	1.43%	0.85%	80%
November 1, 2001 To December 31, 2001(b)	7.20%	$415,000	0.69%	0.91%	0.85%	0%
Year Ended October 31, 2001	(21.43)%	$406,000	0.69%	0.93%	0.87%	8%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 73

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$10.00	0.04	(b)	(0.05)	(0.01)	(0.04)	-	(0.04)	$9.95
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
Year Ended October 31, 2005	$10.00	0.27		(0.24)	0.03	(0.28)	-	(0.28)	$9.75
Year Ended October 31, 2004	$10.05	0.23		(0.05)	0.18	(0.23)	-	(0.23)	$10.00
December 20, 2002(a) To October 31, 2003	$10.00	0.19	(b)	0.04	0.23	(0.18)	-	(0.18)	$10.05
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$16.18	0.23		0.47	0.70	(0.20)	-	(0.20)	$16.68
Year Ended October 31, 2004	$14.90	0.13	(b)	1.28	1.41	(0.13)	-	(0.13)	$16.18
Year Ended October 31, 2003	$12.88	0.12	(b)	2.01	2.13	(0.11)	-	(0.11)	$14.90
Year Ended October 31, 2002	$15.59	0.10		(2.69)	(2.59)	(0.12)	-	(0.12)	$12.88
Year Ended October 31, 2001	$20.51	0.10	(b)	(4.96)	(4.86)	(0.06)	-	(0.06)	$15.59

  (a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding.

(c)    Annualized for periods less than one year.

(d)  Not annualized for periods less than one year.

(e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 74

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Total return (excludes sales charge) (d)	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	(0.06)%	$1,000	0.65%	2.70%	10.57	%(e)	12%
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
Year Ended October 31, 2005	0.33%	$507,008	0.55%	2.81%	0.65%		118%
Year Ended October 31, 2004	1.86%	$357,317	0.55%	2.38%	0.69%		185%
December 20, 2002(a) To October 31, 2003	2.28%	$201,000	0.50%	2.22%	0.72%		274%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	4.29%	$701,050	0.84%	1.28%	0.86%		46%
Year Ended October 31, 2004	9.46%	$879,507	0.84%	0.83%	0.90%		59%
Year Ended October 31, 2003	16.64%	$630,000	0.84%	0.92%	0.93%		13%
Year Ended October 31, 2002	(16.70)%	$187,000	0.84%	0.73%	0.97%		27%
Year Ended October 31, 2001	(23.76)%	$212,000	0.84%	0.56%	0.87%		22%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 75

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (d)
TAX AWARE DISCIPLINED EQUITY FUND
Year Ended October 31, 2005	$15.30	0.24		0.85	1.09	(0.23)	-	(0.23)	$16.16	7.11%
Year Ended October 31, 2004	$14.02	0.16		1.29	1.45	(0.17)	-	(0.17)	$15.30	10.40%
Year Ended October 31, 2003	$11.74	0.15		2.28	2.43	(0.15)	-	(0.15)	$14.02	20.91%
Year Ended October 31, 2002	$14.36	0.14		(2.57)	(2.43)	(0.19)	-	(0.19)	$11.74	(17.13)%
Year Ended October 31, 2001	$18.87	0.14		(4.57)	(4.43)	(0.08)	-	(0.08)	$14.36	(23.55)%
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	$9.98	0.23		(0.01)	0.22	(0.25)	-	(0.25)	$9.95	2.18%
Year Ended October 31, 2004	$10.05	0.15		(0.06)	0.09	(0.16)	-	(0.16)	$9.98	0.88%
Year Ended October 31, 2003	$10.07	0.19		(0.02)	0.17	(0.19)	-	(0.19)	$10.05	1.73%
Year Ended October 31, 2002	$10.10	0.22		(0.01)	0.21	(0.23)	(0.01)	(0.24)	$10.07	2.01%
Year Ended October 31, 2001	$9.95	0.39		0.15	0.54	(0.39)	-	(0.39)	$10.10	5.63%
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$10.00	0.05	(b)	(0.05)	-	(0.05)	-	(0.05)	$9.95	(0.04)%
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
Year Ended October 31, 2005	$10.00	0.30		(0.25)	0.05	(0.30)	-	(0.30)	$9.75	0.48%
Year Ended October 31, 2004	$10.05	0.26		(0.06)	0.20	(0.25)	-	(0.25)	$10.00	2.02%
December 20, 2002(a) To October 31, 2003	$10.00	0.20	(b)	0.04	0.24	(0.19)	-	(0.19)	$10.05	2.41%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$11.42	0.18		0.34	0.52	(0.23)	-	(0.23)	$11.71	4.50%
Year Ended October 31, 2004	$10.57	0.11	(b)	0.89	1.00	(0.15)	-	(0.15)	$11.42	9.50%
Year Ended October 31, 2003	$9.17	0.11	(b)	1.42	1.53	(0.13)	-	(0.13)	$10.57	16.89%
Year Ended October 31, 2002	$11.15	0.12		(1.94)	(1.82)	(0.16)	-	(0.16)	$9.17	(16.50)%
Year Ended October 31, 2001	$14.73	0.08	(b)	(3.55)	(3.47)	(0.11)	-	(0.11)	$11.15	(23.67)%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Annualized for periods less than one year.

  (d)  Not annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 76

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
TAX AWARE DISCIPLINED EQUITY FUND
Year Ended October 31, 2005	$376,879	0.55%	1.47%	0.64%		24%
Year Ended October 31, 2004	$201,520	0.55%	1.14%	0.69%		31%
Year Ended October 31, 2003	$181,000	0.55%	1.21%	0.71%		46%
Year Ended October 31, 2002	$194,000	0.55%	0.93%	0.70%		60%
Year Ended October 31, 2001	$313,000	0.55%	0.77%	0.60%		44%
TAX AWARE ENHANCED INCOME FUND
Year Ended October 31, 2005	$87,828	0.25%	2.19%	0.56%		75%
Year Ended October 31, 2004	$744,157	0.25%	1.55%	0.53%		95%
Year Ended October 31, 2003	$2,068,000	0.25%	1.88%	0.53%		241%
Year Ended October 31, 2002	$1,671,000	0.25%	2.20%	0.54%		186%
Year Ended October 31, 2001	$951,000	0.25%	3.80%	0.50%		142%
TAX AWARE REAL RETURN FUND
August 31, 2005(a) To October 31, 2005	$3,010	0.50%	2.85%	10.42	%(e)	12%
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
Year Ended October 31, 2005	$187,056	0.40%	2.92%	0.51%		118%
Year Ended October 31, 2004	$349,338	0.40%	2.49%	0.55%		185%
December 20, 2002(a) To October 31, 2003	$336,000	0.35%	2.34%	0.57%		274%
TAX AWARE U.S. EQUITY FUND
Year Ended October 31, 2005	$133,590	0.70%	1.37%	0.71%		46%
Year Ended October 31, 2004	$120,379	0.70%	0.97%	0.76%		59%
Year Ended October 31, 2003	$105,000	0.70%	1.09%	0.79%		13%
Year Ended October 31, 2002	$41,000	0.70%	0.92%	0.84%		27%
Year Ended October 31, 2001	$12,000	0.70%	0.69%	0.93%		22%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Tax Aware Funds 77

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") (the "Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The following are seven separate funds of the Trust (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Tax Aware Disciplined Equity Fund	Institutional Class

Tax Aware Enhanced Income Fund	Class A, Select Class, Institutional Class

Tax Aware Large Cap Growth Fund	Select Class

Tax Aware Large Cap Value Fund	Select Class

Tax Aware Real Return Fund	Class A, Class C, Select Class, Institutional Class

Tax Aware Short-Intermediate Income Fund	Select Class, Institutional Class

Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class, Institutional Class

The Tax Aware Real Return Fund commenced operations on August 31, 2005.

Prior to February 19, 2005, Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund were separate series of J.P. Morgan Series Trust. Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund were separate series of J.P. Morgan Mutual Fund Select Group. Tax Aware Short-Intermediate Income Fund was a separate series of J.P. Morgan Institutional Funds. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved an Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005, pursuant to each Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to each Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years.

JPMorgan Tax Aware Funds78

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

No sales charges are assessed with respect to the Select Class and Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end sales charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the increase of the maximum front-end sales charge for Class A shares from 1.50% to 3.00% for Tax Aware Enhanced Income Fund for shares purchased on or after November 15, 2004. On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for Tax Aware U.S. Equity Fund for shares purchased on or after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third-party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of

JPMorgan Tax Aware Funds79

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Funds do not hold any restricted or illiquid securities as of October 31, 2005.

C. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

The Funds may invest in exchange-traded futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2005, the Funds have outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold

JPMorgan Tax Aware Funds80

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2005, the Funds do not have any outstanding forward foreign currency exchange contracts.

F. Swaps - The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value.

The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.

JPMorgan Tax Aware Funds81

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of October 31, 2005, the Funds have outstanding swap agreements as listed on their Schedules of Portfolio Investments.

G. Commitments - The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. Dollar Rolls - The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

As of October 31, 2005, the Funds do not have any TBA Dollar Rolls outstanding.

I. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distribution received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds' adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("Code"),

JPMorgan Tax Aware Funds82

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

L. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Distributions to Shareholders - Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund, Tax Aware Short-Intermediate Income Fund and Tax Aware Real Return Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
FUND
Tax Aware Disciplined Equity Fund	$(1)	$(4)	$5
Tax Aware Enhanced Income Fund	(25)	25	-
Tax Aware Large Cap Growth Fund	(48)	48	-	(b)
Tax Aware Large Cap Value Fund	(73)	73	-	(b)
Tax Aware Real Return Fund	(1)	1	-
Tax Aware Short-Intermediate Income Fund	-	(535)	535
Tax Aware U.S. Equity Fund	(2)	1	1

(b)  Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to taxable overdistributions, tax returns of capital and differences in character for tax purposes of foreign currency gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor

JPMorgan Tax Aware Funds83

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

FUND
Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25%
Tax Aware Large Cap Growth Fund	0.40%
Tax Aware Large Cap Value Fund	0.40%
Tax Aware Real Return Fund	0.35%
Tax Aware Short-Intermediate Income Fund	0.25%
Tax Aware U.S. Equity Fund	0.45%

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

JPMorgan Tax Aware Funds84

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
FUND
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	n/a
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	n/a	n/a
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	n/a	n/a
Tax Aware Large Cap Value Fund	n/a	n/a	n/a	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%	n/a	n/a
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	n/a	n/a
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75	n/a	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to October 31, 2005, the Distributor received the following amounts (in thousands):

	12b-1		Front End Sales Charge	CDSC
FUND
Tax Aware Disciplined Equity Fund	$-		$-	$-
Tax Aware Enhanced Income Fund	15		1	-
Tax Aware Large Cap Growth Fund	-		-	-
Tax Aware Large Cap Value Fund	-		-	-
Tax Aware Real Return Fund	-	(b)	7	-
Tax Aware Short-Intermediate Income Fund	-		-	-
Tax Aware U.S. Equity Fund	28		39	15

(b)  Amount rounds to less than $1,000.

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee

JPMorgan Tax Aware Funds85

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
FUND
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Large Cap Value Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
FUND
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%	n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.85	n/a
Tax Aware Large Cap Value Fund	n/a	n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.90	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10	1.60%	1.60	0.84	0.70

JPMorgan Tax Aware Funds86

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

The contractual expense limitation agreements were in effect for the period ended October 31, 2005. The expense limitation percentages in the table above are due to expire February 28, 2006 for the Funds, except for Tax Aware Real Return Fund, which will expire February 28, 2007.For the year ended October 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Tax Aware Disciplined Equity Fund	$-	$48	$183	$231	$-
Tax Aware Enhanced Income Fund	352	366	189	907	-
Tax Aware Large Cap Growth Fund	5	29	-	34	-
Tax Aware Real Return Fund	3	1	1	5	80
Tax Aware Short-Intermediate Income Fund	-	145	634	779	-
Tax Aware U.S. Equity Fund	-	174	66	240	8

	Voluntary Waivers
	Investment Advisory	Administration	Total
Tax Aware Large Cap Value Fund	$-	$10	$10

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2005, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund incurred approximately (in thousands) $106 and $115 respectively, of brokerage commissions with broker/dealers affiliated with the Advisor. Tax Aware Disciplined Equity Fund and Tax Aware Large Cap Growth Fund each incurred less than $1 (in thousands) of brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMorgan Tax Aware Funds87

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

4. Class Specific Expenses

The Funds' class specific expenses for the period ended October 31, 2005 are as follows (amounts in thousands):

	Distribution		Shareholder Servicing		Transfer Agent*
TAX AWARE DISCIPLINED EQUITY FUND
Institutional Class	$-		$274		$16
TAX AWARE ENHANCED INCOME FUND
Class A	$24		$24		$5
Select Class	-		387		6
Institutional Class	-		188		6
	$24		$599		$17
TAX AWARE LARGE CAP GROWTH FUND
Select Class	$-		$419		$7
TAX AWARE LARGE CAP VALUE FUND
Select Class	$-		$1,517		$13
TAX AWARE REAL RETURN FUND**
Class A	$-	(b)	$-	(b)	$-
Class C	1		-	(b)	-
Select Class	-		1		-
Institutional Class	-		-	(b)	-
	$1		$1		$-
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
Select Class	$-		$1,192		$9
Institutional Class	-		269		7
	$-		$1,461		$16
TAX AWARE U.S. EQUITY FUND
Class A	$18		$18		$9
Class B	20		7		5
Class C	4		1		1
Select Class	-		2,209		26
Institutional Class	-		135		6
	$42		$2,370		$47

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

  **  Commencement of operations was August 31, 2005.

  (b)  Amount rounds to less than $1,000.

JPMorgan Tax Aware Funds88

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

5. Investment Transactions

During the year ended October 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
FUND
Tax Aware Disciplined Equity Fund	$230,191	$66,549
Tax Aware Enhanced Income Fund	156,410	582,709
Tax Aware Large Cap Growth Fund	125,198	198,567
Tax Aware Large Cap Value Fund	462,444	471,140
Tax Aware Real Return Fund	4,736	437
Tax Aware Short-Intermediate Income Fund	825,649	821,940
Tax Aware U.S. Equity Fund	464,849	653,567

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FUND
Tax Aware Disciplined Equity Fund	$349,819	$45,244	$(13,997)	$31,247
Tax Aware Enhanced Income Fund	199,412	236	(369)	(133)
Tax Aware Large Cap Growth Fund	116,623	23,638	(1,763)	21,875
Tax Aware Large Cap Value Fund	481,964	90,136	(11,580)	78,556
Tax Aware Real Return Fund	5,112	-	(67)	(67)
Tax Aware Short-Intermediate Income Fund	709,325	130	(12,398)	(12,268)
Tax Aware U.S. Equity Fund	743,835	111,950	(12,124)	99,826

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

JPMorgan Tax Aware Funds89

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Tax Return of Capital	Total Taxable Income	Tax Exempt Income	Total Distributions Paid
FUND
Tax Aware Disciplined Equity Fund	$3,694	$-	$3,694	$-	$3,694
Tax Aware Enhanced Income Fund	2,008	-	2,008	5,258	7,266
Tax Aware Large Cap Growth Fund	906	47	953	-	953
Tax Aware Large Cap Value Fund	7,915	-	7,915	-	7,915
Tax Aware Real Return Fund	13	-	13	9	22
Tax Aware Short-Intermediate Income Fund	3,616	-	3,616	17,998	21,614
Tax Aware U.S. Equity Fund	13,087	-	13,087	-	13,087

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Tax Return of Capital	Total Taxable Income	Tax Exempt Income	Total Distributions Paid
FUND
Tax Aware Disciplined Equity Fund	$2,268	$-	$2,268	$-	$2,268
Tax Aware Enhanced Income Fund	9,896	-	9,896	22,231	32,127
Tax Aware Large Cap Growth Fund	229	123	352	-	352
Tax Aware Large Cap Value Fund	5,476	-	5,476	-	5,476
Tax Aware Short-Intermediate Income Fund	2,708	-	2,708	13,164	15,872
Tax Aware U.S. Equity Fund	7,839	-	7,839	-	7,839

At October 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
FUND
Tax Aware Disciplined Equity Fund	$494	$(118,421)	$-	$31,247
Tax Aware Enhanced Income Fund	-	(25,147)	-	(133)
Tax Aware Large Cap Growth Fund	-	(123,624)	-	21,875
Tax Aware Large Cap Value Fund	-	(25,218)	-	78,556
Tax Aware Real Return Fund	26	1	17	(67)
Tax Aware Short-Intermediate Income Fund	291	(10,846)	624	(12,268)
Tax Aware U.S. Equity Fund	738	(82,965)	-	99,826

JPMorgan Tax Aware Funds90

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

For Tax Aware Disciplined Equity Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, REIT adjustments and deferred compensation. For Tax Aware Enhanced Income Fund, the cumulative timing differences primarily consist of distributions payable and deferred compensation. For Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund, the cumulative timing differences primarily consist of wash sale loss deferrals and distributions payable. For Tax Aware Large Cap Value Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, distributions payable and deferred compensation. For Tax Aware Real Return Fund, the cumulative timing differences primarily consist of the mark to market of swap contracts. For Tax Aware Short-Intermediate Income Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, the mark to market of futures contracts, distributions payable and deferred compensation.

As of October 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2007	2008	2009	2010	2011	2012	2013	Total
FUND
Tax Aware Disciplined Equity Fund	$-	$15,172	$36,383	$50,933	$15,933	$-	$-	$118,421
Tax Aware Enhanced Income Fund	-	-	-	1,458	6,200	15,790	1,699	25,147
Tax Aware Large Cap Growth Fund	-	-	50,266	37,057	30,037	4,152	2,112	123,624
Tax Aware Large Cap Value Fund	-	-	-	15,863	9,355	-	-	25,218
Tax Aware Short-Intermediate Income Fund	-	-	-	-	4,405	3,570	2,871	10,846
Tax Aware U.S. Equity Fund	6,397	6,281	21,016	28,103	10,218	-	10,950	82,965	*

  *  The Tax Aware U.S. Equity Fund capital loss carryforward includes $26,024 (amount in thousands) of losses acquired from JPMorgan Select Large Cap Equity Fund and may be limited under Code Sections 381-384.

During the year ended October 31, 2005, Tax Aware Disciplined Equity Fund and Tax Aware Large Cap Value Fund utilized capital loss carryovers of $2,031 and $5,783, respectively (in thousands).

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including

JPMorgan Tax Aware Funds91

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The Funds do not have any outstanding borrowings from another fund as of October 31, 2005. The average borrowings for the period February 19, 2005 through October 31, 2005 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
FUND
Tax Aware Disciplined Equity Fund	$2,342	1	$-	(b)
Tax Aware Enhanced Income Fund	1,204	8	1
Tax Aware Large Cap Growth Fund	949	13	1
Tax Aware Large Cap Value Fund	1,563	27	4
Tax Aware Short-Intermediate Income Fund	1,603	5	1
Tax Aware U.S. Equity Fund	10,236	6	6

  (b)  Amount rounds to less than $1,000.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund's net assets could be adversely affected.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

JPMorgan Tax Aware Funds92

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

9. Transfers-in-Kind

For the period ended October 31, 2004, certain shareholders of the Tax Aware Disciplined Equity Fund redeemed Institutional Class shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund's portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
FUND
Tax Aware Disciplined Redemption Equity Fund	8/25/04	$6,389	$2,518	in-kind

JPMorgan Tax Aware Funds93

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Large Cap Growth Fund, JPMorgan Tax Aware Large Cap Value Fund, JPMorgan Tax Aware Real Return Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and JPMorgan Tax Aware U.S. Equity Fund (each a portfolio of JPMorgan Trust I and hereafter collectively referred to as the "Funds") at October 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2005

To the Trustees and Shareholders of JPMorgan Trust I:

JPMorgan Tax Aware Funds94

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	113		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	113		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	112	*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, The Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	113		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	113		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	112	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	112	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	113		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMorgan Tax Aware Funds95

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	112	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	113		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	112	*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	113		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	113		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (113 funds) as of October 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of October 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Tax Aware Funds96

ANNUAL REPORT OCTOBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan Tax Aware Funds97

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan Tax Aware Funds98

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan Tax Aware Funds99

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
TAX AWARE DISCIPLINED EQUITY FUND
Institutional Class
Actual	$1,000.00	$1,037.40	$2.82	0.55%
Hypothetical	$1,000.00	$1,022.43	$2.80	0.55%
TAX AWARE ENHANCED INCOME FUND
Class A
Actual	$1,000.00	$1,011.60	$3.80	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Select Class
Actual	$1,000.00	$1,012.70	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%
Institutional Class
Actual	$1,000.00	$1,013.90	$1.27	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
TAX AWARE LARGE CAP GROWTH FUND
Select Class
Actual	$1,000.00	$1,092.30	$4.48	0.85%
Hypothetical	$1,000.00	$1,020.92	$4.33	0.85%
TAX AWARE LARGE CAP VALUE FUND
Select Class
Actual	$1,000.00	$1,039.60	$4.06	0.79%
Hypothetical	$1,000.00	$1,021.22	$4.02	0.79%
TAX AWARE REAL RETURN FUND
Class A
Actual*	$1,000.00	$999.10	$1.50	0.90%
Hypothetical*	$1,000.00	$1,020.67	$4.58	0.90%
Class C
Actual*	$1,000.00	$998.40	$2.34	1.40%
Hypothetical*	$1,000.00	$1,018.15	$7.12	1.40%
Select Class
Actual*	$1,000.00	$999.40	$1.09	0.65%
Hypothetical*	$1,000.00	$1,021.93	$3.31	0.65%
Institutional Class
Actual*	$1,000.00	$999.60	$0.84	0.50%
Hypothetical*	$1,000.00	$1,022.68	$2.55	0.50%

JPMorgan Tax Aware Funds100

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period	Annualized Expense Ratio
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND
Select Class
Actual	$1,000.00	$1,002.80	$2.78	0.55%
Hypothetical	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,003.50	$2.02	0.40%
Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%
TAX AWARE U.S. EQUITY FUND
Class A
Actual	$1,000.00	$1,012.40	$5.58	1.10%
Hypothetical	$1,000.00	$1,019.66	$5.60	1.10%
Class B
Actual	$1,000.00	$1,010.00	$8.11	1.60%
Hypothetical	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$1,010.20	$8.11	1.60%
Hypothetical	$1,000.00	$1,017.14	$8.13	1.60%
Select Class
Actual	$1,000.00	$1,013.60	$4.26	0.84%
Hypothetical	$1,000.00	$1,020.97	$4.28	0.84%
Institutional Class
Actual	$1,000.00	$1,014.60	$3.55	0.70%
Hypothetical	$1,000.00	$1,021.68	$3.57	0.70%

  *  Beginning account value as of September 1, 2005 and expenses paid during the period from September 1, 2005 through October 31, 2005.

JPMorgan Tax Aware Funds101

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

Tax Aware Funds other than the Tax Aware Real Return Fund

With respect to the Funds whose annual reports are contained herein other than the Tax Aware Real Return Fund, the Board of Trustees considered the continuation of each of the investment advisory agreements for the Funds (each an "Advisory Agreement") at meetings held in person in July and August 2005. The initial investment advisory agreement for the Tax Aware Real Return Fund was approved by the Board at the May 2005 board meetings. Because the Tax Aware Real Return Fund was a new fund without performance history, a discussion of the factors considered by the Board of Trustees with respect to approving the investment agreement follows this discussion with respect to the other Tax Aware Funds included herein.

At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

JPMorgan Tax Aware Funds102

ANNUAL REPORT OCTOBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

JPMorgan Tax Aware Funds103

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer for the Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund, Tax Aware Short Intermediate Income Fund and Tax Aware U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement, the Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

JPMorgan Tax Aware Funds104

ANNUAL REPORT OCTOBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the performance for the one, three and five year periods of the Tax Aware Disciplined Equity Fund was better than that of its Universe Group median.

The Trustees noted that although the three and five year performance of the Tax Aware Enhanced Income Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement.

The Trustees recognized that the one, three and five year performance of the Tax Aware Large Cap Growth Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the Tax Aware Large Cap Value Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that the performance of the Tax Aware Short-Intermediate Income Fund for the one year period was within a reasonable range of the Universe Group median.

The Trustees noted that the performance of the Tax Aware U.S. Equity Fund was within a reasonable range of the Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Funds and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

JPMorgan Tax Aware Funds105

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Trustees noted that the Tax Aware Disciplined Equity Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Enhanced Income Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Large Cap Growth Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Large Cap Value Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Short-Intermediate Income Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware U.S. Equity Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

Tax Aware Real Return Fund.

The creation of the Tax Aware Real Return Fund was considered at the May 2005 board meetings. At the meetings, which were held in person, the Board of Trustees approved the investment advisory agreement for the Fund. In connection with such approval, the portfolio manager provided information concerning the proposed investment strategies to be used by the Fund and the Adviser's experience in managing the investments involved for other advisory clients. The Trustees also received and evaluated written materials from the Adviser, including expense information compiled from data provided by Lipper. Prior to voting, the Trustees reviewed the proposed approval of the advisory agreement with representatives of the Adviser and with counsels to the Trust. The Trustees also discussed the proposed approval in an executive session with independent counsel at which no representatives of the Adviser were present.

The Board evaluated multiple factors in determining whether to approve the investment advisory agreement. In reaching their decision, the Board of Trustees did not identify any single factor as being of paramount importance. Based on their evaluation of the information reviewed and after due consideration, the Board of Trustees concluded that the advisory agreement for the Tax Aware Real Return Fund was fair and reasonable and that approval of the agreement would be in the best interest of the Fund and its shareholders. The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

The Board of Trustees considered the nature and quality of services to be provided by the Adviser to the Tax Aware Real Return Fund including portfolio management resources and the experience of the Adviser in connection with the investment strategies used by the Fund. With regard to the nature and quality of the investment advisory services involved, the Board concluded that the

JPMorgan Tax Aware Funds106

ANNUAL REPORT OCTOBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

services would be of high quality with respect to the Tax Aware Real Return Fund given strong staffing resources, infrastructure, and investment processes.

The Board also considered the Adviser's performance with respect to similar investments. The Board noted that, although the Adviser did not have a track record with respect to managing investment companies using the same strategies to be employed by the Tax Aware Real Return Fund, the Adviser had extensive experience with respect to the derivatives and municipal securities to be used in the Tax Aware Real Return Fund.

The Board of Trustees compared the terms of the Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. In conducting its review, the Board analyzed the materials based on projections and the proposed expense limitation with respect to the Fund. Although the Adviser utilizes the types of investment strategies in separately managed accounts, it does not manage such accounts using the same combination of strategies as the Fund. Consequently, the Adviser did not present information concerning fees charged to separately managed accounts as there was not a universe of accounts which was relevant for comparison purposes.

The Board of Trustees also considered the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees considered the benefits that accrue to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for the Fund, and receive fees from the Fund for acting in such capacities.

Finally, the Board considered economies of scale in reviewing the agreement. The Board concluded that the overall contractual environment for the Fund would reflect economies of scale, since breakpoints were included in the administration agreement. It was also noted that the growth of assets in the complex would tend to lower the per-share cost of various fixed expenses and, therefore, would result in certain economies of scale. The Board concluded that, given these and other facts, including the anticipated size of the new fund, investment advisory breakpoints were not necessary or appropriate at this time.

JPMorgan Tax Aware Funds107

JPMorgan Funds

TAX LETTER (UNAUDITED)

Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Real Return Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

Certain tax information for the Tax Aware Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Funds with Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2005:

Dividend Received Deduction
Tax Aware Disciplined Equity Fund	100.00%
Tax Aware Large Cap Growth Fund	100.00%
Tax Aware Large Cap Value Fund	100.00%
Tax Aware U.S. Equity Fund	100.00%

Funds with Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Disciplined Equity Fund	$3,694
Tax Aware Large Cap Growth Fund	$906
Tax Aware Large Cap Value Fund	$7,915
Tax Aware U.S. Equity Fund	$13,087

JPMorgan Tax Aware Funds108

ANNUAL REPORT OCTOBER 31

2005

TAX LETTER (UNAUDITED)

Funds with Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2005:

Exempt Distributions Paid
Tax Aware Enhanced Income Fund	72.36%
Tax Aware Real Return Fund	40.47%
Tax Aware Short-Intermediate Income Fund	83.27%

JPMorgan Tax Aware Funds109

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. December 2005.  AN-TA-1005

ANNUAL REPORT OCTOBER 31, 2005

JPMorgan Funds

Specialty

Funds

JPMorgan Global Healthcare Fund

JPMorgan Market Neutral Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Global Healthcare Fund	3

JPMorgan Market Neutral Fund	6

Schedules of Portfolio Investments	10

Financial Statements	20

Financial Highlights	28

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	52

Trustees	53

Officers	55

Schedule of Shareholder Expenses	57

Board Approval of Investment Advisory Agreements	59

Tax Letter	63

Highlights

•  Economic picture was generally encouraging over the 12 months

•  Interest rate increases and rising oil prices led investor concerns

•  Manufacturing and non-manufacturing sectors continued to expand

•  Mid-cap stocks trumped their small- and large-cap counterparts

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Specialty Funds

PRESIDENT'S LETTER  NOVEMBER 11, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Specialty Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended October 31, 2005, along with reports from the portfolio managers.

Solid sales, corporate earnings and employment

The economic picture was generally encouraging over the 12 months due primarily to strong retail sales and solid corporate earnings. U.S. employment figures were more resilient than expected, especially post-Hurricanes Katrina and Rita, with labor market conditions remaining tight and likely to tighten further over the coming months. Additionally, U.S. economic growth continued to make marked progress, with 4.4% gross domestic product (GDP) growth for calendar 2004 and 3.8% for the third quarter of 2005. But increasing interest rates and rising oil prices lurked constantly on the economic landscape, despite a rise in employment gains, merger activity and corporate spending.

Interest rate increases by the Federal Open Market Committee (FOMC), in particular, were a mainstay in economic news due to a relatively consistent schedule of 25 basis-point (bp) hikes. This interest rate activity became a source of great consternation for investors, as speculation abounded regarding its underlying catalyst - to keep inflation under control, to discourage speculative risk taking, etc. Meanwhile, oil prices garnered their share of attention, with the West Texas Intermediate (WTI) rising more than 70% over the past 12 months and the price per barrel nearing $70 at times.

Although U.S. equity markets started out strong in the second quarter on growing investor optimism about the economy, the markets declined slightly in August as investors feared escalating energy prices would constrain overall economic growth for the balance of 2005. Nonetheless, expansion within manufacturing and non-manufacturing sectors continued, reflected by respectable strength in September and October due to first-stage reconstruction activity in New Orleans. The minimal pullback in the October Institute for Supply Management (ISM) data to 59.1% from 59.4% is a testament to the manufacturing sector's strength in the post-hurricane period, as the series remains at historically elevated levels.

Mid capitalization remains at the forefront

Most of the major indexes were positive for the 12-month period. Mid capitalization outshined the rest, as the S&P MidCap 400 Index turned in a strong performance of 22.16% for the period. Small capitalization also provided solid performance, as the S&P SmallCap 600 Index returned 15.27%. Large-capitalization stocks made relatively modest gains, with the broad-based S&P 500 Index returning 8.72%.

Outlook

We believe that consumer spending will likely slow in coming months, as rising rates dampen housing activity and energy prices pinch pockets in the winter heating season. The Fed has expressed very little concern about decelerating growth and, by all indications, will keep

"Our short-term outlook for the U.S. equity markets is cautious, while our long-term view remains optimistic."

JPMorgan
Specialty Funds

CONTINUED

tightening through the remainder of this year and into 2006. Our short-term outlook for the U.S. equity markets is cautious, while our long-term view remains optimistic. Although we believe that strong equity returns for the balance of the year are unlikely, many of the headwinds appear to be cyclical and not secular or structural.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMorgan Specialty Funds 2

JPMorgan
Global Healthcare Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/29/00
Fiscal Year End	October 31
Net Assets as of 10/31/05 (In Thousands)	$21,372
Primary Benchmark	MSCI World Healthcare Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Global Healthcare Fund, which seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector, returned 7.77% (Select Class Shares) over the 12 months ended October 31, 2005, compared to the 11.56% return of the MSCI World Healthcare Index over the same period.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The Fund underperformed its benchmark due to stock selection. Global healthcare stocks appreciated substantially over the 12 months, supported by a broad rally in equity markets. Their defensive growth characteristics caused them to trail the markets slightly, as is to be expected at a time of growing optimism about global economic growth. A few negative issues also held the sector back, such as concerns over the safety of certain drugs and competition from generic drugs.

The Fund's top detractors were Biogen Idec Inc., OSI Pharmaceuticals Inc., Boston Scientific Corp. and Incyte Corp. Following evidence of harmful side effects, Biogen Idec's multiple sclerosis treatment, Tysabri, was removed from the market. OSI Pharmaceuticals suffered due to its acquisition of Eyetech Pharmaceuticals, which has come under increased competitive pressure. Boston Scientific, a medical devices company, was negatively impacted by competitive pressure. The company has faced fierce competition since it acquired Advanced Stent Technologies Inc. in March. Furthermore, the company has lost market share in its core stent business, which has led to lower earnings guidance. Incyte also experienced regulatory difficulties, as the FDA did not approve its proposal to enter Phase 3 trials for its HIV drug, Reverset.

From a positive perspective, the Fund's top contributors were WellPoint Inc., PacifiCare Health Systems Inc., Celgene Corp. and Roche Ltd. WellPoint's stock performed well following its successful merger with Anthem Inc., evidenced in subsequent earnings reports. PacifiCare Health Systems also benefited from merger-related activity. The company was acquired by UnitedHealthcare Group, which should foster increased distribution and cross selling. Celgene rallied following a favorable FDA ruling that granted fast-track designation for one of its cancer drugs, Revlimid. Swiss pharmaceutical company Roche Holding AG also did well after a string of positive news announcements, including FDA approval for its colon and breast cancer drugs. Additionally, the company manufactures Tamiflu, a treatment for avian flu that is in considerable demand.

Q:  HOW WAS THE FUND MANAGED?

A:  As always, we selected healthcare stocks that, we believe, have exceptional return potential relative to their peers. We determine companies' attractiveness with a three-step process that combines research, valuation and stock selection. Our proprietary research allows us to rank companies by their relative value, which is subsequently combined with our qualitative views to identify the most attractive stocks in the healthcare universe.

JPMorgan Specialty Funds 3

JPMorgan
Global Healthcare Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	GlaxoSmithKline plc	7.3%
2	Johnson & Johnson	7.1%
3	Pfizer, Inc.	6.9%
4	Novartis AG	6.8%
5	Roche Holding AG	6.5%
6	Amgen, Inc.	5.5%
7	Wyeth	4.7%
8	WellPoint, Inc.	4.1%
9	Sanofi-Aventis	4.0%
10	AstraZeneca plc	3.8%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Specialty Funds 4

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	SINCE INCEPTION (9/29/00)
CLASS A SHARES
	Without Sales Charge	7.40%	(0.10%)	0.05	%^^
	With Sales Charge*	1.74%	(1.17%)	(1.00	%)^^
CLASS B SHARES
	Without CDSC	7.11%	(0.15%)	0.00%
	With CDSC**	2.11%	(0.56%)	(0.20%)
CLASS C SHARES
	Without CDSC	7.11%	(0.15%)	0.00%
	With CDSC***	6.11%	(0.15%)	0.00%
SELECT CLASS SHARES		7.77%	(1.50%)	(1.33%)

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% for the five year period and for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

  ^^  Reflects a $2,000 gain to the net assets of the Share Class resulting from a capital share transaction.

LIFE OF FUND PERFORMANCE (09/29/00 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/29/00.

Returns for Class B and Class C Shares prior to 2/19/05 (offering date of the Class B and Class C Shares) are calculated using historical expenses of Class A Shares, which are lower than Class B and Class C Shares. Returns for Class A Shares prior to 4/16/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of Class A, Class B and Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Healthcare Fund, MSCI World Healthcare Index, and Lipper Health/Biotechnology Funds Index from September 29, 2000 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI World Healthcare Index is a replica (or model) of the world's healthcare/healthcare services industries. The Lipper Health/Biotechnology Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan Specialty Funds 5

JPMorgan
Market Neutral Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/31/98
Fiscal Year End	October 31
Net Assets as of 10/31/05 (In Thousands)	$99,079
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, returned -1.75% (Institutional Class Shares) over the 12 months ended October 31, 2005, compared to the 2.76% return of the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:  WHY DID THE FUND PERFORM IN THIS WAY?

A:  The Fund trailed Treasury bills over the 12 months, as stock selection was weaker than in previous periods. More specifically, security selection in the semiconductor, insurance and pharmaceutical/medical technology sectors detracted from performance. Security selection in REITs, consumer staples and consumer cyclicals added to returns.

At the stock level, a long position in OSI Pharmaceuticals Inc., and short positions in Lehman Brothers Inc. and Rockwell Automation Inc. were among the top detractors. OSI Pharmaceuticals fell in the first half of the period due to concerns about Tarceva, its lung cancer treatment, as biotechnology companies with significant exposure to a single drug came under pressure. Stock of Lehman Brothers continued to rise after the company beat consensus earnings estimates on the back of strong trading revenues, and increased merger-and-acquisition advisory and underwriting. However, we continue to believe that the company has reached a cyclical peak and will not likely grow earnings at the same rate as its peers. Rockwell Automation has continued to trade at a valuation premium relative to its peers that we find difficult to justify. We believe that the company will underperform the sector, especially as the capital spending cycle winds down.

Alternatively, short positions in Georgia Gulf Corp. and Tenet Healthcare Inc., as well as a long position in Corning Inc. were the top contributors to performance. Georgia Gulf, like other companies in the commodity chemical sector, was impacted tremendously by the rising cost of natural gas and oil derivatives. The Fund's short position in Tenet Healthcare aided performance, as the company endured heavy losses subsequent to Hurricanes Katrina and Rita. Corning, a key beneficiary of the LCD flat panel display trend for televisions (TV) and computers, steadily gained on the back of strong sales growth. Once prohibitively expensive, LCD TVs are now priced considerably lower. Corning is one of only two major vendors that supply glass to flat panel makers. We expect sales growth to be robust this holiday season, barring a major dislocation in consumer spending.

Q:  HOW WAS THE FUND MANAGED?

A:  As always, the Fund was managed to be sector and dollar neutral. The focus continues to be on producing excess returns through stock selection by being long in inexpensive names as identified by our research work, and short in those that are unattractively priced.

JPMorgan Specialty Funds 6

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

LONG POSITIONS

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	Corning, Inc.	2.0%
2	Sepracor, Inc.	1.9%
3	Goldman Sachs Group, Inc.	1.9%
4	Praxair, Inc.	1.8%
5	BRE Properties, Inc. REIT	1.7%
6	Prologis REIT	1.7%
7	Viacom, Inc., Class B	1.6%
8	Wyeth	1.6%
9	Arden Realty, Inc. REIT	1.6%
10	Pennsylvania REIT	1.6%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Specialty Funds 7

JPMorgan
Market Neutral Fund

CONTINUED

(Unaudited)

SHORT POSITIONS

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	American International Group, Inc.	2.7%
2	Lehman Brothers Holdings, Inc.	2.5%
3	Wachovia Corp.	1.9%
4	Interpublic Group of Cos., Inc.	1.8%
5	Rohm & Haas Co.	1.7%
6	Principal Financial Group	1.7%
7	Exelon Corp.	1.6%
8	Markel Corp.	1.6%
9	BellSouth Corp.	1.5%
10	Legg Mason, Inc.	1.4%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan Specialty Funds 8

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

	1 YEAR	5 YEAR	SINCE INCEPTION (12/31/98)
CLASS A SHARES
Without Sales Charge	(2.25%)	0.83%	1.43%
With Sales Charge*	(7.41%)	(0.25%)	0.63%
CLASS B SHARES
Without CDSC	(2.68%)	0.46%	1.16%
With CDSC**	(7.68%)	0.07%	1.16%
INSTITUTIONAL CLASS SHARES	(1.75%)	1.11%	1.64%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5.00% CDSC (contingent-deferred sales charge) for the one year period, 2.00% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (12/31/98 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/31/98.

Returns for the Class A and Class B Shares prior to 2/28/02 (offering date of the Class A and Class B Shares) are calculated using the historical expenses of the Institutional Class Shares, which are lower than the expenses of the Class A and Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from December 31, 1998 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the Index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMorgan Specialty Funds 9

JPMorgan Global Healthcare Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	ISSUER	VALUE
Long-Term Investments - 99.0%
	Common Stocks - 99.0%
	Belgium - 1.1%
2	Solvay S.A., Class A (l)	$239
	Czech Republic - 0.8%
4	Zentiva N.V. GDR (a) (l)	162
	Finland - 0.7%
7	Orion OYJ, Class B (l)	147
	France - 4.0%
11	Sanofi-Aventis (l)	858
	Germany - 2.0%
12	Bayer AG (l)	425
	Japan - 5.3%
16	Chugai Pharmaceutical Co., Ltd. (c) (l)	346
11	Daiichi Sankyo Co., Ltd. (a) (l)	199
7	Olympus Corp. (l)	156
14	Suzuken Co., Ltd. (c) (l)	434
		1,135
	Switzerland - 13.3%
27	Novartis AG (l)	1,450
9	Roche Holding AG (l)	1,397
		2,847
	United Kingdom - 11.2%
18	AstraZeneca plc (l)	818
60	GlaxoSmithKline plc (l)	1,570
		2,388
	United States - 60.6%
3	Abbott Laboratories (l)	124
18	Adolor Corp. (a) (l)	189
6	Aetna, Inc. (l)	529
3	Alexion Pharmaceuticals, Inc. (a) (l)	70
16	Amgen, Inc. (a) (l)	1,183
12	AtheroGenics, Inc. (a) (l)	175
4	Bausch & Lomb, Inc. (l)	279
9	Baxter International, Inc. (l)	351
7	Boston Scientific Corp. (a) (l)	171

SHARES	ISSUER	VALUE
	United States - Continued
16	Cypress Bioscience, Inc. (a) (l)	$80
6	Dusa Pharmaceuticals, Inc. (a) (l)	61
16	Eli Lilly & Co. (l)	776
4	Gilead Sciences, Inc. (a) (l)	210
4	Guidant Corp. (l)	258
7	Idenix Pharmaceuticals, Inc. (a) (l)	140
24	Johnson & Johnson (l)	1,527
7	Medco Health Solutions, Inc. (a) (l)	413
5	Medicis Pharmaceutical Corp., Class A (l)	158
5	Medimmune, Inc. (a) (l)	171
11	Medtronic, Inc. (l)	646
8	Merck & Co., Inc. (l)	220
7	Nabi Biopharmaceuticals, Inc. (a) (l)	84
6	Pacificare Health Systems, Inc. (a) (l)	464
68	Pfizer, Inc. (l)	1,478
7	Rigel Pharmaceuticals, Inc. (a) (l)	146
5	Sepracor, Inc. (a) (l)	298
10	St. Jude Medical, Inc. (a) (l)	505
10	Theravance, Inc. (a) (l)	213
2	United Therapeutics Corp. (a) (l)	159
12	WellPoint, Inc. (a) (l)	882
22	Wyeth (l)	1,000
		12,960
	Total Long-Term Investments (Cost $18,281)	21,161
Short-Term Investment - 0.0% (g)
2	JPMorgan Prime Money Market Fund (b)	2 (Cost $2)
PRINCIPAL AMOUNT
	Investments of Cash Collateral for Securities Loaned - 2.1%
	Repurchase Agreements - 2.1%
$83	Barclays Capital, 4.03% dated 10/31/05, due 11/01/05, repurchase price $83, collateralized by U.S. Government Agency Securities.	83

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 10

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	ISSUER	VALUE
Short-Term Investment - continued
	Repurchase Agreements - Continued
$75	Credit Suisse First Boston LLC, 4.06% dated 10/31/05, due 12/19/05, repurchase price $79, collateralized by U.S. Government Agency Mortgages. (i)	$75
80	Goldman Sachs & Co., 4.06% dated 10/31/05, due 11/23/05, repurchase price $80, collateralized by U.S. Government Agency Mortgages. (i)	80
83	HSBC Securities, 4.02% dated 10/31/05, due 11/01/05, repurchase price $83, collateralized by U.S. Government Agency Securities.	83
37	Morgan Stanley, 4.08% dated 10/31/05, due 11/01/05, repurchase price $37, collateralized by U.S. Government Agency Mortgages.	37
83	UBS, 4.04%, dated 10/31/05, due 11/01/05, repurchase price $83, collateralized by U.S. Government Agency Mortgages.	83
	Total Investments of Cash Collateral for Securities Loaned (Cost $441)	441
	Total Investments - 101.1%	$21,604
	(Cost $18,724)
	Liabilities in excess of
	other assets - (1.1)%	(232)
	NET ASSETS - 100.0%	$21,372

Percentages indicated are based on net assets.

Summary of Investments by Industry,
October 31, 2005

The following represents the allocation by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Pharmaceuticals	63.7%
Healthcare Equipment & Supplies	11.1
Health Care Providers & Services	10.7
Biotechnology	10.4
Chemicals	3.1
Investments of Cash Collateral for Securities Loaned	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds11

JPMorgan Global Healthcare Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
294	AUD	11/10/05	$223	$220	$(3)
51 55	AUD for NZD	11/10/05	39(#)	38(#)	(1)
59 25	AUD for GBP	11/10/05	44(#)	44(#)	(-)(h)
29 38	AUD for SGD	11/10/05	22(#)	22(#)	(-)(h)
114 111	AUD for CHF	11/10/05	86(#)	85(#)	(1)
101	CHF	11/10/05	80	78	(2)
71 73	CHF for AUD	11/10/05	54(#)	55(#)	1
113 73	CHF for EUR	11/10/05	87(#)	87(#)	-(h)
333	DKK	11/10/05	55	53	(2)
47	EUR	11/10/05	57	56	(1)
141 19,153	EUR for JPY	11/10/05	164(#)	168(#)	4
46 32	EUR for GBP	11/10/05	56(#)	56(#)	(-)(h)
81 125	EUR for CHF	11/10/05	97(#)	97(#)	-(h)
293	GBP	11/10/05	523	519	(4)
29 68	GBP for AUD	11/10/05	50(#)	51(#)	1
31 46	GBP for EUR	11/10/05	55(#)	55(#)	-(h)
39 544	GBP for SEK	11/10/05	68(#)	69(#)	1
37,505	JPY	11/10/05	336	322	(14)
233	NZD	11/10/05	160	163	3
1,623	SEK	11/10/05	215	204	(11)
993 107	SEK for EUR	11/10/05	128(#)	125(#)	(3)
433 32	SEK for GBP	11/10/05	56(#)	54(#)	(2)
154	SGD	11/10/05	94	91	(3)
47 36	SGD for AUD	11/10/05	28(#)	27(#)	(1)
			$2,777	$2,739	$(38)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,424	CHF	11/10/05	$1,136	$1,105	$31
873	EUR	11/10/05	1,069	1,046	23
215	GBP	11/10/05	382	381	1
46,497	JPY	11/10/05	421	400	21
64	NZD	11/10/05	44	44	(-	)(h)
142	SGD	11/10/05	85	84	1
			$3,137	$3,060	$77

(#)  For cross-currency exchange contracts, the settlement value is the market value at 10/31/05 of the currency being sold and the value is the market value at 10/31/05 of the currency being bought.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 12

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions - 101.8% (j)
	Common Stocks - 99.5%
	Aerospace & Defense - 2.0%
11	Boeing Co.	$679
12	Northrop Grumman Corp.	665
13	United Technologies Corp.	661
		2,005
	Air Freight & Logistics - 0.9%
10	FedEx Corp.	892
	Auto Components - 0.7%
5	Johnson Controls, Inc.	313
11	Lear Corp.	338
		651
	Beverages - 2.0%
27	Coca-Cola Co. (The)	1,134
45	Coca-Cola Enterprises, Inc.	858
		1,992
	Biotechnology - 1.7%
7	Amgen, Inc. (a)	523
11	Charles River Laboratories International, Inc. (a)	490
11	Medimmune, Inc. (a)	367
14	OSI Pharmaceuticals, Inc. (a)	315
		1,695
	Capital Markets - 4.6%
15	Goldman Sachs Group, Inc.	1,858
18	Mellon Financial Corp.	561
8	Merrill Lynch & Co., Inc.	537
20	Morgan Stanley	1,099
9	State Street Corp.	503
		4,558
	Chemicals - 4.0%
15	Air Products & Chemicals, Inc.	853
8	Lyondell Chemical Co.	201
41	Nalco Holding Co. (a)	702
11	Nova Chemicals Corp. (Canada)	390
36	Praxair, Inc.	1,769
		3,915

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks - 8.7%
30	AmSouth Bancorp	$764
29	Bank of America Corp.	1,286
22	Compass Bancshares, Inc.	1,068
12	Keycorp	377
18	Marshall & Ilsley Corp.	765
28	North Fork Bancorp, Inc.	715
20	TCF Financial Corp.	542
51	U.S. Bancorp	1,508
19	Wells Fargo & Co.	1,120
6	Zions Bancorp	441
		8,586
	Communications Equipment - 4.5%
97	Corning, Inc. (a)	1,951
18	Juniper Networks, Inc. (a)	425
14	Motorola, Inc.	306
30	Nokia OYJ, ADR (Finland)	506
24	Qualcomm, Inc.	958
31	Tellabs, Inc. (a)	298
		4,444
	Computers & Peripherals - 0.2%
15	Seagate Technology (Cayman Islands)	214
	Diversified Financial Services - 3.3%
27	CIT Group, Inc.	1,239
22	Citigroup, Inc.	1,002
41	Lazard Ltd., Class A (Bermuda)	1,068
		3,309
	Diversified Telecommunication Services - 1.4%
23	AT&T Corp.	453
30	Verizon Communications, Inc.	929
		1,382
	Electric Utilities - 3.5%
23	Consolidated Edison, Inc.	1,033
31	Northeast Utilities	569
13	Pinnacle West Capital Corp.	560
24	PPL Corp.	752
15	Wisconsin Energy Corp.	583
		3,497

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 13

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions - continued
	Energy Equipment & Services - 1.8%
8	Baker Hughes, Inc.	$462
5	Halliburton Co.	289
16	Rowan Cos., Inc.	528
7	Weatherford International Ltd. (a)	457
		1,736
	Food & Staples Retailing - 0.4%
13	Sysco Corp.	399
	Food Products - 0.7%
15	Kellogg Co.	671
	Health Care Equipment & Supplies - 3.7%
12	Bausch & Lomb, Inc.	898
10	Baxter International, Inc.	397
21	Boston Scientific Corp. (a)	515
4	Cooper Cos., Inc. (The)	261
4	Guidant Corp.	252
9	Immucor, Inc. (a)	236
15	St. Jude Medical, Inc. (a)	702
7	Zimmer Holdings, Inc. (a)	453
		3,714
	Health Care Providers & Services - 2.9%
8	Aetna, Inc.	709
6	HCA, Inc.	275
9	McKesson Corp.	386
16	Medco Health Solutions, Inc. (a)	881
8	WellPoint, Inc. (a)	612
		2,863
	Hotels, Restaurants & Leisure - 1.8%
12	Carnival Corp.	616
15	McDonald's Corp.	464
12	Starwood Hotels & Resorts Worldwide, Inc.	684
		1,764
	Household Durables - 0.8%
8	Lennar Corp., Class A	444
5	Mohawk Industries, Inc. (a)	367
		811

SHARES	SECURITY DESCRIPTION	VALUE
	Industrial Conglomerates - 2.2%
31	General Electric Co.	$1,044
44	Tyco International Ltd. (Bermuda)	1,151
		2,195
	Insurance - 7.9%
28	Aflac, Inc.	1,314
20	AMBAC Financial Group, Inc.	1,439
9	Assurant, Inc.	355
34	Genworth Financial, Inc., Class A	1,061
9	Hartford Financial Services Group, Inc.	742
16	Lincoln National Corp.	810
15	RenaissanceRe Holdings Ltd. (Bermuda)	568
14	Torchmark Corp.	740
20	Willis Group Holdings Ltd. (Bermuda)	750
		7,779
	Internet & Catalog Retail - 0.6%
16	eBay, Inc. (a)	618
	IT Services - 1.2%
12	Affiliated Computer Services, Inc., Class A (a)	633
9	Infosys Technologies Ltd. ADR (India)	598
		1,231
	Machinery - 1.5%
14	Danaher Corp.	729
12	Eaton Corp.	724
		1,453
	Media - 4.8%
19	E.W. Scripps Co., Class A	888
23	Gannett Co., Inc.	1,416
2	McGraw-Hill Cos., Inc. (The)	98
53	News Corp., Class A	751
52	Viacom, Inc., Class B	1,617
		4,770
	Metals & Mining - 0.6%
16	United States Steel Corp.	581

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 14

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long Positions - continued
		Multi-Utilities - 1.9%
32		CMS Energy Corp. (a)	$477
11		Constellation Energy Group, Inc.	620
10		Dominion Resources, Inc.	753
			1,850
		Multiline Retail - 1.0%
14		Dollar General Corp.	265
14		Kohl's Corp. (a)	688
			953
		Oil, Gas & Consumable Fuels - 2.1%
4		Anadarko Petroleum Corp.	336
6		Apache Corp.	402
7		Burlington Resources, Inc.	491
6		EOG Resources, Inc.	386
6		Occidental Petroleum Corp.	497
			2,112
		Pharmaceuticals - 3.8%
6		Eli Lilly & Co.	284
34		Sepracor, Inc. (a)	1,930
36		Wyeth	1,586
			3,800
		Real Estate - 12.1%
35		Arden Realty, Inc. REIT	1,557
21		Brandywine Realty Trust REIT	584
38		BRE Properties, Inc. REIT	1,676
5		Centerpoint Properties Trust REIT	210
27		Crescent Real Estate EQT Co. REIT	533
16		First Potomac Realty Trust REIT	405
-	(h)	General Growth Properties, Inc. REIT	4
72		Host Marriott Corp. REIT	1,204
30		Mack-Cali Realty Corp. REIT	1,280
16		Mills Corp. (The) REIT	872
40		Pennsylvania REIT	1,536
38		Prologis REIT	1,638
22		Realty Income Corp. REIT	499
			11,998

SHARES	SECURITY DESCRIPTION	VALUE
	Road & Rail - 0.3%
7	CSX Corp.	$330
	Semiconductors & Semiconductor Equipment - 3.9%
45	Altera Corp. (a)	746
9	Broadcom Corp., Class A (a)	399
10	KLA-Tencor Corp.	444
30	Linear Technology Corp.	1,000
96	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	778
21	Xilinx, Inc.	491
		3,858
	Software - 0.6%
49	Oracle Corp. (a)	620
	Specialty Retail - 1.1%
4	Lowe's Cos., Inc.	261
37	Staples, Inc.	841
		1,102
	Textiles, Apparel & Luxury Goods - 0.6%
7	Nike, Inc., Class B	588
	Thrifts & Mortgage Finance - 1.8%
12	Astoria Financial Corp.	341
15	Countrywide Financial Corp.	477
11	Freddie Mac	699
8	Washington Mutual, Inc.	309
		1,826
	Tobacco - 1.3%
17	Altria Group, Inc.	1,276
	Wireless Telecommunication Services - 0.6%
24	American Tower Corp., Class A (a)	575
	Total Long Term Investments (Cost $93,912)	98,613

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 15

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment - 2.3%
	Investment Company- 2.2%
2,157	JPMorgan Prime Money Market Fund (b) (m)	$2,157
PRINCIPAL AMOUNT
	U.S. Government Agency- 0.1%
$74	U.S. Treasury Notes 2.75%, 06/30/06 (k)	74
	Total Short-Term Investments (Cost $2,231)	2,231
	Total Long Postitions - 101.8% (Cost $96,143)	$100,844
	Liabilities in Excess of Other Assets - (1.8)%	(1,765)
	NET ASSETS - 100.0%	$99,079
Percentages indicated are based on net assets.
SHARES
Short Positions - 98.9%
	Common Stocks - 98.9% Aerospace & Defense - 1.0%
22	Rockwell Collins, Inc.	985
	Air Freight & Logistics - 0.9%
12	United Parcel Service, Inc., Class B	861
	Automobiles - 0.7%
38	Ford Motor Co.	314
15	General Motors Corp.	408
		722
	Beverages - 0.8%
6	Anheuser-Busch Cos., Inc.	264
8	PepsiCo, Inc.	485
		749
	Biotechnology - 1.1%
6	Genzyme Corp. (a)	456
15	ICOS Corp. (a)	407

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology - Continued
25	Millennium Pharmaceuticals, Inc. (a)	$227
		1,090
	Capital Markets - 6.2%
38	Charles Schwab Corp. (The)	570
22	Federated Investors, Inc., Class B	781
42	Janus Capital Group, Inc.	741
13	Legg Mason, Inc.	1,416
20	Lehman Brothers Holdings, Inc.	2,429
4	T. Rowe Price Group, Inc.	262
		6,199
	Chemicals - 3.7%
30	Celanese Corp.	520
28	El Du Pont de Nemours & Co.	1,172
9	Georgia Gulf Corp.	256
39	Rohm & Haas Co.	1,711
		3,659
	Commercial Banks - 9.6%
51	BancorpSouth, Inc.	1,124
22	Commerce Bancorp, Inc.	673
20	Commerce Bancshares, Inc.	1,073
54	Fulton Financial Corp.	904
7	M&T Bank Corp.	732
11	Mercantile Bankshares Corp.	626
38	Regions Financial Corp.	1,227
13	UCBH Holdings, Inc.	221
43	Valley National Bancorp	1,037
37	Wachovia Corp.	1,849
1	Wilmington Trust Corp.	23
		9,489
	Commercial Services & Supplies - 0.6%
21	Waste Management, Inc.	617
	Communications Equipment - 2.5%
115	CIENA Corp.(a)	271
47	Cisco Systems, Inc. (a)	827
11	Emulex Corp. (a)	211
191	Lucent Technologies, Inc. (a)	545
186	Nortel Networks Corp. (Canada) (a)	605
		2,459

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 16

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions - continued
	Computers & Peripherals - 0.8%
85	Sun Microsystems, Inc. (a)	$341
36	Western Digital Corp. (a)	431
		772
	Diversified Financial Services - 1.7%
34	Principal Financial Group	1,687
	Electric Utilities - 4.5%
20	Allegheny Energy, Inc. (a)	560
30	Exelon Corp.	1,576
17	Great Plains Energy, Inc.	485
30	Southern Co. (The)	1,060
8	TXU Corp.	776
		4,457
	Electrical Equipment - 2.9%
10	Agilent Technologies, Inc. (a)	323
19	Emerson Electric Co.	1,322
24	Rockwell Automation, Inc.	1,249
		2,894
	Energy Equipment & Services - 2.8%
7	Diamond Offshore Drilling, Inc.	406
5	Nabors Industries Ltd. (Bermuda) (a)	357
11	Pride International, Inc. (a)	320
76	Reliant Energy, Inc. (a)	965
4	Schlumberger Ltd. (Netherlands)	345
11	Smith International, Inc.	360
		2,753
	Food & Staples Retailing - 1.2%
17	Safeway, Inc.	384
18	Wal-Mart Stores, Inc.	837
		1,221
	Food Products - 2.2%
21	Hershey Foods Corp.	1,176
55	Sara Lee Corp.	977
		2,153
	Health Care Equipment & Supplies - 2.8%
20	Advanced Medical Optics, Inc. (a)	721

SHARES	SECURITY DESCRIPTION	VALUE
	Health Care Equipment & Supplies - Continued
15	Edwards Lifesciences Corp. (a)	$633
9	Medtronic, Inc.	521
22	Stryker Corp.	920
		2,795
	Health Care Providers & Services - 3.3%
5	Cigna Corp.	614
10	Covance, Inc. (a)	491
15	Express Scripts, Inc. (a)	1,109
20	Quest Diagnostics, Inc.	944
17	Tenet Healthcare Corp. (a)	141
		3,299
	Hotels, Restaurants & Leisure - 1.6%
3	Darden Restaurants, Inc.	107
11	Harrah's Entertainment, Inc.	653
11	MGM Mirage (a)	392
7	Starbucks Corp. (a)	201
5	Wendy's International, Inc.	243
		1,596
	Household Durables - 2.0%
11	Black & Decker Corp.	895
7	KB Home	451
26	Newell Rubbermaid, Inc.	598
		1,944
	Household Products - 1.2%
21	Clorox Co.	1,153
	Insurance - 6.1%
41	American International Group, Inc.	2,676
13	Brown & Brown, Inc.	717
5	Markel Corp. (a)	1,558
8	Metlife, Inc.	371
13	Selective Insurance Group	709
		6,031
	IT Services - 1.1%
47	Electronic Data Systems Corp.	1,084

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 17

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions - continued
	Machinery - 1.6%
4	ITT Industries, Inc.	$396
17	PACCAR, Inc.	1,184
		1,580
	Media - 4.7%
21	Clear Channel Communications, Inc.	633
175	Interpublic Group of Cos., Inc. (a)	1,809
12	McGraw-Hill Cos., Inc. (The)	675
25	Time Warner, Inc.	453
36	Tribune Co.	1,134
		4,704
	Metals & Mining - 0.8%
21	AK Steel Holding Corp. (a)	146
6	Newmont Mining Corp.	243
8	Nucor Corp.	449
		838
	Multiline Retail - 0.4%
7	Federated Department Stores, Inc.	399
	Oil & Gas - 0.6%
11	Exxon Mobil Corp.	606
	Oil, Gas & Consumable Fuels - 1.4%
6	Amerada Hess Corp.	688
8	Kerr-McGee Corp.	672
		1,360
	Pharmaceuticals - 4.9%
31	Abbott Laboratories	1,343
10	Allergan, Inc.	902
13	Bristol-Myers Squibb Co.	277
35	Merck & Co., Inc.	999
28	Pfizer, Inc.	611
34	Schering-Plough Corp.	682
		4,814
	Real Estate - 12.0%
7	Alexandria Real Estate Equities, Inc. REIT	542
5	Apartment Investment & Management Co. REIT	180

SHARES	SECURITY DESCRIPTION	VALUE
	Real Estate - Continued
21	BioMed Realty Trust, Inc. REIT	$515
29	Developers Diversified Realty Corp. REIT	1,267
40	Duke Realty Corp. REIT	1,374
21	Equity Office Properties Trust REIT	641
34	Equity Residential REIT	1,323
34	First Industrial Realty Trust, Inc. REIT	1,393
30	Health Care REIT, Inc. REIT	1,061
6	Healthcare Realty Trust, Inc. REIT	235
27	Maguire Properties, Inc. REIT	801
5	Pan Pacific Retail Properties, Inc. REIT	324
5	Public Storage, Inc. REIT	298
56	Strategic Hotel Capital, Inc. REIT	951
31	Trizec Properties, Inc. REIT	681
13	United Dominion Realty Trust, Inc. REIT	296
		11,882
	Semiconductors & Semiconductor Equipment - 4.8%
12	Advanced Micro Devices, Inc. (a)	285
17	Applied Materials, Inc.	275
21	Freescale Semiconductor, Inc., Class B (a)	509
24	Intel Corp.	573
16	Intersil Corp., Class A	369
49	LSI Logic Corp. (a)	394
7	Microchip Technology, Inc.	214
43	Micron Technology, Inc. (a)	564
29	National Semiconductor Corp.	652
35	Teradyne, Inc. (a)	475
15	Texas Instruments, Inc.	437
		4,747
	Software - 0.7%
29	Salesforce.com, Inc. (a)	730
	Specialty Retail - 1.4%
8	Best Buy Co., Inc.	345
17	Gap, Inc. (The)	290
29	Limited Brands, Inc.	572
6	Tiffany & Co.	225
		1,432

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 18

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions - continued
	Thrifts & Mortgage Finance - 2.8%
9	Golden West Financial Corp.	$499
13	Sovereign Bancorp, Inc.	280
49	Washington Federal, Inc.	1,120
20	Webster Financial Corp.	905
		2,804
	Wireless Telecommunication Services - 1.5%
55	BellSouth Corp.	1,442
	Total Short Positions - 98.9% (Proceeds $94,769)		$98,007

Percentages indicated are based on net assets.

Abbreviations:

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)  - Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)  - Amount rounds to less than 0.1%.

(h)  - Amount rounds to less than one thousand.

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)  - Securities are pledged with a broker as collateral for short sales.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)  - All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options,TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR  - American Depositary Receipt

AUD  - Australian Dollar

CHF  - Swiss Franc

DKK  - Danish Krone

EUR  - Euro

GBP  - Great Britain Pound

GDR  - Global Depositary Receipt

JPY  - Japanese Yen

NZD  - New Zealand Dollar

REIT  - Real Estate Investment Trust

SEK  - Swedish Krona

SGD  - Singapore Dollar

The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands).

Fund	Market Value	Percentage
Global Healthcare Fund	$8,202	38.38%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 19

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Global Healthcare Fund		Market Neutral Fund
ASSETS
Investments in non-affiliates, at value	$21,602		$98,687
Investments in affiliates, at value	2		2,157
Total investment securities, at value	21,604		100,844
Cash	23		-
Deposits with broker for securities sold short	-		97,417
Foreign currency, at value	15		-
Receivables:
Investment securities sold	507		12,912
Fund shares sold	18		10
Interest and dividends	7		269
Tax reclaims	11		-
Unrealized appreciation on forward foreign currency exchange contracts	87		-
Expense reimbursements	12		-
Prepaid expenses and other assets	-	(b)	-
Total Assets	22,284		211,452
LIABILITIES
Payables:
Collateral for securities lending program	441		-
Investment securities purchased	343		14,197
Securities sold short	-		98,007
Fund shares redeemed	56		2
Unrealized depreciation on forward foreign currency exchange contracts	48		-
Accrued liabilities:
Investment advisory fees	-		69
Administration fees	-	(b)	7
Shareholder servicing fees	-		1
Distribution fees	7		1
Custodian and accounting fees	13		14
Trustees' fees - deferred compensation plan	-	(b)	-	(b)
Other	4		75
Total Liabilities	912		112,373
NET ASSETS	$21,372		$99,079

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 20

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Global Healthcare Fund	Market Neutral Fund
NET ASSETS
Paid in capital	$23,619	$102,995
Accumulated undistributed (distributions in excess of) net investment income	60	565
Accumulated net realized gains (losses) from investments, securities sold short, futures and foreign exchange transactions.	(5,226)	(5,944)
Net unrealized appreciation (depreciation) from investments, securities sold short and foreign exchange translations.	2,919	1,463
Net Assets	$21,372	$99,079

Net Assets:
Class A	$8,048	$2,968
Class B	7,594	251
Class C	731	-
Select Class	4,999	-
Institutional Class	-	95,860
Total	$21,372	$99,079

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	549	218
Class B	520	18
Class C	50	-
Select Class	368	-
Institutional Class	-	6,958

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 21

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Global Healthcare Fund	Market Neutral Fund
NET ASSETS
Class A - Redemption price per share	$14.65	$13.63
Class B - Offering price per share (a)	$14.61	$13.45
Class C - Offering price per share (a)	$14.61	$-
Select Class - Offering and redemption price per share	$13.59	$-
Institutional Class - Offering and redemption price per share	$-	$13.78
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$15.46	$14.39
Cost of investments	$18,724	$96,143
Cost of foreign currency	$15	$-
Market value of securities on loan	$417	$-
Proceeds received from securities sold short	$-	$94,769

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 22

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2005

(Amounts in thousands)

	Global Healthcare Fund	Market Neutral Fund
INVESTMENT INCOME
Dividend income	$243	$1,490
Dividend income from affiliates (a)	3	132
Interest income	2	2,390
Income from securities lending (net)	4	-
Foreign taxes withheld	(13)	- (b)
Total investment income	239	4,012
EXPENSES
Investment advisory fees	161	1,237
Administration fees	20	111
Distribution fees	61	6
Shareholder servicing fees	45	97
Custodian and accounting fees	28	36
Interest expense	- (b)	- (b)
Professional fees	43	58
Trustees' fees	- (b)	1
Printing and mailing costs	8	50
Registration and filing fees	35	33
Transfer agent fees	107	22
Dividends expense for securities sold short	-	1,840
Other	5	9
Total expenses	513	3,500
Less amounts waived	(187)	(701)
Less earnings credits	-	(5)
Less expense reimbursements	(34)	(5)
Less reimbursements for legal matters	- (b)	-
Net expenses	292	2,789
Net Investment Income (Loss)	(53)	1,223
REALIZED/ UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	$762	$6,285
Securities sold short	-	(11,484)
Futures	(2)	44
Foreign currency transactions	101	-
Change in net unrealized appreciation/ depreciation of:
Investments	(165)	(150)
Securities sold short	-	2,361
Futures	-	(15)
Foreign currency translations	52	-
Net realized/ unrealized gains (losses)	748	(2,959)
Change in net assets resulting from operations	$695	$(1,736)
(a) Includes reimbursement of investment advisory, administration and shareholder servicing fees	$- (b)	$8

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 23

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Global Healthcare Fund		Market Neutral Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(53)	$(4)	$1,223	$(100)
Net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	861	548	(5,155)	1,354
Change in net unrealized appreciation/ depreciation of investments securities sold short, futures and foreign currency translations	(113)	18	2,196	(957)
Change in net assets resulting from operations	695	562	(1,736)	297
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	(16)	-
From net realized gains	-	-	(8)	-
Class B Shares
From net investment income	-	-	(1)	-
From net realized gains	-	-	(3)	-
Institutional Class Shares
From net investment income	-	-	(876)	-
From net realized gains	-	-	(853)	-
Total distributions to shareholders	-	-	(1,757)	-
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	13,890	(4,066)	21,908	63,731
NET ASSETS
Change in net assets	14,585	(3,504)	18,415	64,028
Beginning of period	6,787	10,291	80,664	16,636
End of period	$21,372	$6,787	$99,079	$80,664
Accumulated undistributed (distributions in excess of) net investment income	$60	$12	$565	$6

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 24

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Global Healthcare Fund		Market Neutral Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$940	$43	$3,535	$1,322
Shares issued in connection with Fund reorganization (Note 9)	9,461	-	-	-
Dividends reinvested	-	-	11	-
Cost of shares redeemed	(2,667)	(17)	(1,722)	(310)
Redemption fees	2	-	-	-
Change in net assets from Class A capital transactions	$7,736	$26	$1,824	$1,012
Class B Shares:
Proceeds from shares issued	$324	$-	$303	$225
Shares issued in connection with Fund reorganization (Note 9)	8,637	-	-	-
Dividends reinvested	-	-	2	-
Cost of shares redeemed	(1,466)	-	(287)	(183)
Redemption fees	1	-	-	-
Change in net assets from Class B capital transactions	$7,496	$-	$18	$42
Class C Shares:
Proceeds from shares issued	$66	$-	$-	$-
Shares issued in connection with Fund reorganization (Note 9)	959	-	-	-
Cost of shares redeemed	(306)	-	-	-
Redemption fees	- (b)	-	-	-
Change in net assets from Class C capital transactions	$719	$-	$-	$-
Select Class Shares:
Proceeds from shares issued	$284	$1,191	$-	$-
Shares issued in connection with Fund reorganization (Note 9)	320	-	-	-
Cost of shares redeemed	(2,666)	(5,283)	-	-
Redemption fees	1	-	-	-
Change in net assets from Select Class capital transactions	$(2,061)	$(4,092)	$-	$-
Institutional Class Shares:
Proceeds from shares issued	$-	$-	$29,251	$62,754
Dividends reinvested	-	-	1,612	-
Cost of shares redeemed	-	-	(10,797)	(77)
Change in net assets from Institutional Class capital transactions	$-	$-	$20,066	$62,677

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 25

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Global Healthcare Fund		Market Neutral Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	65	3	254	92
Shares issued in connection with Fund reorganization (Note 9)	656	-	-	-
Reinvested	-	-	1	-
Redeemed	(184)	(2)	(123)	(22)
Change in Class A Shares	537	1	132	70
Class B Shares
Issued	23	-	22	16
Shares issued in connection with Fund reorganization (Note 9)	599	-	-	-
Reinvested	-	-	- (b)	-
Redeemed	(102)	-	(21)	(13)
Change in Class B Shares	520	-	1	3
Class C Shares:
Issued	5	-	-	-
Shares issued in connection with Fund reorganization (Note 9)	66	-	-	-
Reinvested	-	-	-	-
Redeemed	(21)	-	-	-
Change in Class C Shares	50	-	-	-
Select Class Shares:
Issued	21	90	-	-
Shares issued in connection with Fund reorganization (Note 9)	24	-	-	-
Reinvested	-	-	-	-
Redeemed	(202)	(403)	-	-
Change in Select Class Shares	(157)	(313)	-	-
Institutional Class Shares:
Issued	-	-	2,075	4,391
Shares issued in connection with Fund reorganization (Note 9)	-	-	-	-
Reinvested	-	-	115	-
Redeemed	-	-	(771)	(5)
Change in Institutional Class Shares	-	-	1,419	4,386

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 26

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Specialty Funds 27

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
	Investment operations							Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Capital share transactions		Net asset value, end of period	Total return (excludes sales charge) (c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005	$13.64	(0.03	)(b)	1.04	-	(h)	1.01	-	-	-	-		$14.65	7.40%
Year Ended October 31, 2004	$13.13	(0.05	)(b)	0.56	-		0.51	-	-	-	-		$13.64	3.88%
Year Ended October 31, 2003	$12.27	(0.05	)(b)	1.17	-		1.12	(0.26)	-	(0.26)	-		$13.13	9.29%
Year Ended October 31, 2002	$13.79	(0.10	)(b)	(2.44)	-		(2.54)	(0.06)	-	(0.06)	1.08	(g)	$12.27	(10.63	)%(g)
April 16, 2001(a) To October 31, 2001	$13.64	(0.05	)(b)	0.20	-		0.15	-	-	-	-		$13.79	1.10%
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$14.18	0.09		(0.40)	-		(0.31)	(0.09)	(0.15)	(0.24)	-		$13.63	(2.25)%
Year Ended October 31, 2004	$14.01	(0.03	)(b)	0.20	-		0.17	-	-	-	-		$14.18	1.21%
Year Ended October 31, 2003	$13.99	(0.09	)(b)	0.23	-		0.14	(0.03)	(0.09)	(0.12)	-		$14.01	0.97%
February 28, 2002(a) To October 31, 2002	$14.64	(0.02	)(b)	(0.62)	-		(0.64)	(0.01)	-	(0.01)	-		$13.99	(4.38)%

  (a)  Commencement of offering for class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)   Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (f)   Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%, 1.84%, and 1.79% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.

    The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 1.50% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.

    The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 2.35%, 5.80%, 10.09%, and 27.01% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.

  (g)  Reflects a $2,000 gain to the net assets of the share class resulting from capital share transactions. Total return would be approximately (17.77%) exclusive of such transaction.

  (h)  Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 28

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005	$8,048	1.50%		(0.21)%	2.66%		105%
Year Ended October 31, 2004	$169	1.75%		(0.33)%	12.25	%(e)	65%
Year Ended October 31, 2003	$138	1.75%		(0.41)%	23.28	%(e)	56%
Year Ended October 31, 2002	$112	1.75%		(0.72)%	36.66	%(e)	56%
April 16, 2001(a) To October 31, 2001	$59	1.74%		(0.72)%	34.18	%(e)	57%
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$2,968	3.46	%(f)	0.99%	4.31	%(f)	313%
Year Ended October 31, 2004	$1,222	3.14	%(f)	(0.58)%	7.44	%(f)	200%
Year Ended October 31, 2003	$220	3.34	%(f)	(0.67)%	11.93	%(f)	114%
February 28, 2002(a) To October 31, 2002	$62	3.29	%(f)	(0.21)%	28.80	%(e)(f)	138%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 29

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
	Investment operations							Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To October 31, 2005	$14.42	(0.10	)(b)	0.29	-	(f)	0.19	-	-	$-	$14.61	1.32%
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$14.00	0.04		(0.41)	-		(0.37)	(0.03)	(0.15)	$(0.18)	$13.45	(2.68)%
Year Ended October 31, 2004	$13.91	(0.16	)(b)	0.25	-		0.09	-	-	-	$14.00	0.65%
Year Ended October 31, 2003	$13.95	(0.16	)(b)	0.23	-		0.07	(0.02)	(0.09)	$(0.11)	$13.91	0.48%
February 28, 2002(a) through October 31, 2002	$14.64	(0.05	)(b)	(0.64)	-		(0.69)	- (f)	- (f)	- (f)	$13.95	(4.69)%

  (a)  Commencement of offering for class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (f)  Amounts rounds to less than $0.01

  (g)  Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%,1.84%, and 1.79% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.

    The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 2.00% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002, respectively.

    The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 3.20%, 7.73%, 10.62%, and 25.65% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 30

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To October 31, 2005	$7,594	2.00%		(0.70)%	3.10%		105%
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$251	3.96	%(g)	0.35%	5.16	%(g)	313%
Year Ended October 31, 2004	$243	3.64	%(g)	(1.20)%	9.37	%(g)	200%
Year Ended October 31, 2003	$200	3.84	%(g)	(1.19)%	12.46	%(g)	114%
February 28, 2002(a) through October 31, 2002	$86	3.79	%(g)	(0.57)%	27.44	%(e)(g)	138%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 31

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
	Investment operations							Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To October 31, 2005	$14.42	(0.09	)(b)	0.28	-	(e)	0.19	-	-	-	$14.61	1.32%

  (a)  Commencement of offering for class of shares.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 32

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (c)
GLOBAL HEALTHCARE FUND
February 18, 2005(a) To October 31, 2005	$731	2.00%	(0.60)%	3.08%	105%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 33

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
	Investment operations							Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005	$12.61	0.01	(a)	0.97	-	(d)	0.98	-	-	-	$13.59	7.77%
Year Ended October 31, 2004	$12.11	(0.01	)(a)	0.51	-		0.50	-	-	-	$12.61	4.13%
Year Ended October 31, 2003	$11.31	(0.01	)(a)	1.07	-		1.06	(0.26)	-	(0.26)	$12.11	9.59%
Year Ended October 31, 2002	$13.81	(0.03	)(a)	(2.38)	-		(2.41)	(0.09)	-	(0.09)	$11.31	(17.54)%
Year Ended October 31, 2001	$15.11	(0.03	)(a)	(1.26)	-		(1.29)	(0.01)	-	(0.01)	$13.81	(8.55)%

  (a)  Calculated based upon average shares outstanding.

  (b)  Annualized for periods less than one year.

  (c)  Not annualized for periods less than one year.

  (d)  Amount rounds to less than $0.01.

(e)  Effective February 19, 2005, the contractual expense limitation is 1.25%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 34

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (b)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (c)
GLOBAL HEALTHCARE FUND
Year Ended October 31, 2005	$4,999	1.34	%(e)	0.05%	2.77%	105%
Year Ended October 31, 2004	$6,618	1.50%		(0.05)%	4.22%	65%
Year Ended October 31, 2003	$10,153	1.50%		(0.04)%	3.44%	56%
Year Ended October 31, 2002	$16,289	1.50%		(0.22)%	2.62%	56%
Year Ended October 31, 2001	$30,782	1.50%		(0.20)%	2.24%	57%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 35

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	$13.78	(1.75)%
Year Ended October 31, 2004	$14.07	(0.02	)(b)	0.25	0.23	-	-	-	$14.30	1.63%
Year Ended October 31, 2003	$14.00	(0.05	)(b)	0.24	0.19	(0.03)	(0.09)	(0.12)	$14.07	1.35%
Year Ended October 31, 2002	$15.01	0.04	(b)	(0.62)	(0.58)	(0.17)	(0.26)	(0.43)	$14.00	(3.97)%
June 1, 2001(a) To October 31, 2001	$15.16	0.14	(b)	0.12	0.26	(0.20)	(0.21)	(0.41)	$15.01	1.72%
Year Ended May 31, 2001	$14.02	0.54		1.19	1.73	(0.59)	-	(0.59)	$15.16	12.65%

  (a)  The Fund changed its fiscal year end from May 31 to October 31.

  (b)  Calculated based upon average shares outstanding.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

  (e)  Includes dividend expenses for securities sold short. Dividend expense was 1.96%, 1.64%, 1.85%, 1.77%, 1.46% and 1.54% of average net assets for the period ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and May 31, 2001, respectively.

    The ratio of net expenses to average net assets excluding dividend expense for securities sold short was 1.00%, 1.00%, 1.19%, 1.25%, 1.25% and 1.25% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001, and May 31, 2001, respectively.

    The ratio of expenses to average net assets without waivers, reimbursements and earnings credits and excluding dividend expense for securities sold short was 1.76%, 2.32%, 2.89%, 2.75%, 2.34% and 2.36% for the periods ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and May 31, 2001, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 36

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses (e)	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits (e)	Portfolio turnover rate (c)
MARKET NEUTRAL FUND
Year Ended October 31, 2005	$95,860	2.96%	1.31%	3.72%	313%
Year Ended October 31, 2004	$79,199	2.64%	(0.19)%	3.96%	200%
Year Ended October 31, 2003	$16,216	3.04%	(0.35)%	4.74%	114%
Year Ended October 31, 2002	$20,635	3.02%	0.28%	4.52%	138%
June 1, 2001(a) To October 31, 2001	$19,865	2.71%	2.09%	3.80%	50%
Year Ended May 31, 2001	$19,714	2.79%	4.47%	3.90%	141%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Specialty Funds 37

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") ("the Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment company.

The following are the two separate funds of the Trust (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Global Healthcare Fund	Class A, Class B, Class C, Select Class

Market Neutral Fund	Class A, Class B, Institutional Class

Prior to February 19, 2005 Market Neutral Fund and Global Healthcare Fund were each separate series of J.P. Morgan Series Trust. On August 19, 2004, the Board of Trustees of the then existing trust approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

Effective February 18, 2005, Class B and Class C Shares commenced operations in the Global Healthcare Fund.

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each Fund approved each Agreement and Plan of Reorganization. Effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization, each Fund was reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for

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ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

Class A shares from 5.75% to 5.25% for shares purchased on or after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's adviser determines that use of another valuation methodology is appropriate. The pricing services uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

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(CONTINUED)

The following is the market value and percentage of net assets of restricted and illiquid securities as of October 31, 2005 (amounts in thousands):

	Illiquid		Restricted*
FUND
Global Healthcare Fund	$155	0.73%	$155	0.73%

  *  Includes illiquid securities

C. Repurchase Agreements - The Funds may enter into repurchase agreement transactions with institutions that meet the Advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2005, the Funds had no outstanding futures contracts.

E. Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains

JPMorgan Specialty Funds 40

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2005, the Global Healthcare Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

G. Short Sales - Market Neutral Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

H. Securities Lending - To generate additional income, the Global Healthcare Fund may lend up to 331/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities ("U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Fund, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Fund on October 15, 2002 and amended and restated on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans

JPMorgan Specialty Funds 41

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent's fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.05% (0.06% prior to January 31, 2005), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.10% (0.1142% prior to January 31, 2005), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement.

As of October 31, 2005, the following Fund had securities with the following market values on loan and for the period then ended, this Fund paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Global Healthcare Fund	$-	(b)	$441	$417

  (b)  Amount rounds to less than a thousand.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

I. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Market Neutral Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are

JPMorgan Specialty Funds 42

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

L. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Global Healthcare Fund	$(1,327)	$101	$1,226
Market Neutral Fund	(2)	229	(227)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of foreign currency gains and losses and dividend expense for securities sold short. In addition, the reclassification for Global Healthcare Fund relates to tax differences acquired through the merger of One Group Health Sciences Fund into Global Healthcare Fund.

N. Redemption Fees - Generally shares of the Global Healthcare Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee.

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JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Global Healthcare Fund	0.85%
Market Neutral Fund	1.25%

  *  Prior to February 19, 2005, the Investment Advisory Fees for Global Healthcare Fund and Market Neutral Fund were 1.25% and 1.50%, respectively.

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the Money Market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

JPMorgan Specialty Funds 44

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
FUND
Global Healthcare Fund	0.25%	0.75%	0.75%
Market Neutral Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to October 31, 2005, the Distributor received the following amounts:

	12b-1	Front End Sales Charge	CDSC
FUND
Global Healthcare Fund	$54	$22	$20
Market Neutral Fund	5	42	n/a

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
FUND
Global Healthcare Fund	0.25%	0.25%	0.25%	0.25%	n/a
Market Neutral Fund	0.25	0.25	n/a	n/a	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the

JPMorgan Specialty Funds 45

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
FUND
Global Healthcare Fund*	1.50%	2.00%	2.00%	1.25%	n/a
Market Neutral Fund	1.50	2.00	n/a	n/a	1.00%

  *  Prior to February 19, 2005, the contractual expense limitations for Global Healthcare Fund Class A and Select Class were 1.75% and 1.50%, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2005. The expense limitation percentages in the table above are due to expire February 28, 2006.

For the year ended October 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
FUND
Global Healthcare Fund	$129	$13	$45	$187	$34
Market Neutral Fund	569	46	86	701	5

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2005, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMorgan Specialty Funds 46

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

4. Class Specific Expenses

The Funds' class specific expenses for the year ended October 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
GLOBAL HEALTHCARE FUND
Class A	$15	$15	$4
Class B	42	14	-
Class C	4	1	-
Select Class	-	15	7
Institutional Class	-	-	-
	$61	$45	$11
MARKET NEUTRAL FUND
Class A	$4	$4	$5
Class B	2	1	1
Class C	-	-	-
Select Class	-	-	-
Institutional Class	-	92	4
	$6	$97	$10

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

5. Investment Transactions

During the year ended October 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
FUND
Global Healthcare Fund	$17,747	$22,860
Market Neutral Fund	280,901	276,395

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FUND
Global Healthcare Fund	$19,067	$3,433	$(896)	$2,537
Market Neutral Fund	96,774	7,048	(2,978)	4,070

For the Global Healthcare and Market Neutral Fund, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

JPMorgan Specialty Funds 47

JPMorgan Funds

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STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
FUND
Global Healthcare Fund	$-	$-	$-	$-
Market Neutral Fund	893	864	-	1,757

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (amounts in thousands):

Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
FUND
Global Healthcare Fund	$-	$-	$-	$-
Market Neutral Fund	-	-	-	-

At October 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
FUND
Global Healthcare Fund	$105	$(4,882)	$2,532
Market Neutral Fund	563	(4,418)	(61)

For Global Healthcare Fund, the cumulative timing differences primarily consist of outstanding wash sale loss deferrals and mark to market of forwards. For Market Neutral Fund, the cumulative timing differences primarily consist of outstanding wash sale loss deferrals and outstanding REIT return of capital.

As of October 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2009	2010	2011	2012	2013	Total
FUND
Global Healthcare Fund	-	$2,968	$1,661	$253	$-	$4,882	*
Market Neutral Fund	-	-	-	-	4,418	4,418

During the year ended October 31, 2005, Global Healthcare Fund utilized capital loss carryforwards of $759 and wrote off capital loss carryforwards of $4,228.

  *  The Global Healthcare Fund capital loss carryover includes $2,420 (amount in thousands) of losses acquired from One Group Health Sciences Fund and may be limited under Code Sections 381-384.

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ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The Funds had no borrowings outstanding at October 31, 2005, or at any time during the year then ended.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2005, a portion of the Global Healthcare Fund's net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. As of October 31, 2005, Global Healthcare Fund invested approximately 63.7% of its portfolio in issuers in pharmaceutical companies.

JPMorgan Specialty Funds 49

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

From time to time, the Funds may have a concentration of several shareholders, which may be a related party, holding a significant percentage of shares outstanding. At October 31, 2005, 20.5% of the outstanding shares of Global Healthcare Fund and 51.1% of the outstanding shares of Market Neutral Fund are owned by a related party. Investment activities of these shareholders could have a material impact on the Funds.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management's proposal to merge One Group Health Sciences Fund (the "Target Fund") into JPMorgan Global Healthcare Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the Target Fund were approved by the Fund's shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Asset Net Assets	Net Value Per Share	Unrealized Appreciation
TARGET FUND
One Group Health Sciences Fund				$2,298
Class A	896	$9,461	$10.56
Class B	841	$8,637	$10.27
Class C	93	$959	$10.26
Class I	30	$320	$10.64
ACQUIRING FUND
JPMorgan Global Healthcare Fund				$1,051
Class A	13	$188	$14.42
Select Class	482	$6,438	$13.35
POST REORGANIZATION
JPMorgan Global Healthcare Fund				$3,349
Class A	669	$9,649	$14.42
Class B	599	$8,637	$14.42
Class C	66	$959	$14.42
Select Class	506	$6,758	$13.35

JPMorgan Specialty Funds 50

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

10. Legal Matters

None of the actions described below allege that any unlawful activity took place with respect to any Funds whose financial statements are included in this report.

On July 1 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, Inc. One Group Administrative Services, Inc. and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMDS (formerly One Group Dealer Services, Inc.) and JPMFM (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of, undertakings relating to among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g. BOIA) and distributor (i.e. JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorney's fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

JPMorgan Specialty Funds 51

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Healthcare Fund and JPMorgan Market Neutral Fund (each a portfolio of JPMorgan Trust I and hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2005

JPMorgan Specialty Funds 52

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	113		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	113		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	112	*	Director, Cardinal Health, Inc (CAH) (1994-present), Director, The Crane Group (2003-present); Chairman, The Columbus Association for the performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	113		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	113		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	112	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	112	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	113		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMorgan Specialty Funds 53

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	112	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	113		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	112	*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	113		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	113		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (113 funds) as of October 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of October 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Specialty Funds 54

ANNUAL REPORT OCTOBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan Specialty Funds 55

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan Specialty Funds 56

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan Specialty Funds 57

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During May 1, 2005 to October 31, 2005	Annualized Expense Ratio
GLOBAL HEALTHCARE FUND
Class A
Actual	$1,000.00	$1,022.30	$7.65	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.13	1.50%
Class B
Actual	$1,000.00	$1,020.30	$10.18	2.00%
Hypothetical	$1,000.00	$1,015.12	$10.16	2.00%
Class C
Actual	$1,000.00	$1,020.30	$10.18	2.00%
Hypothetical	$1,000.00	$1,015.12	$10.16	2.00%
Select Class
Actual	$1,000.00	$1,024.10	$6.38	1.25%
Hypothetical	$1,000.00	$1,019.90	$6.36	1.25%
MARKET NEUTRAL FUND
Class A
Actual	$1,000.00	$974.20	$7.46	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Class B
Actual	$1,000.00	$972.40	$9.94	2.00%
Hypothetical	$1,000.00	$1,015.12	$10.16	2.00%
Institutional Class
Actual	$1,000.00	$977.10	$4.98	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

JPMorgan Specialty Funds 58

ANNUAL REPORT OCTOBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). (Each of the agreements reviewed and approved are listed at the end of this discussion). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the

JPMorgan Specialty Funds 59

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Funds by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability

JPMorgan Specialty Funds 60

ANNUAL REPORT OCTOBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Global Healthcare Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

Independent Written Evaluation of the Fund's Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer for the Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement, the Trustees considered the evaluation.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year and five-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a

JPMorgan Specialty Funds 61

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

description of Lipper's methodology for selecting mutual funds in that Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees recognized that the one, three and five year performance of the Market Neutral Fund lagged that of its Universe Group. The Trustees noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one and three year performance of the Global Healthcare Fund lagged that of its Universe Group. The Trustees and the Senior Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Market Neutral Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the second quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Global Healthcare Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee and total actual expenses were also within a reasonable range of the median of its Universe Group.

JPMorgan Specialty Funds 62

ANNUAL REPORT OCTOBER 31

2005

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005, will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended October 31, 2005:

Dividend Received Deduction
Market Neutral Fund	100.00%

For fiscal year ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Market Neutral Fund	$893

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Market Neutral Fund	$864

JPMorgan Specialty Funds 63

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. December 2005.  AN-SPEC-1005

ANNUAL REPORT OCTOBER 31, 2005

JPMorgan Funds

International

Equity

Funds

JPMorgan Asia Equity Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan International Equity Fund

JPMorgan International Growth Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid International Fund (Formerly Tax Aware International Opportunities Fund)

JPMorgan Japan Fund

CONTENTS

President's Letter	1

Fund Commentaries:

JPMorgan Asia Equity Fund	2

JPMorgan Emerging Markets Equity Fund	5

JPMorgan International Equity Fund	8

JPMorgan International Growth Fund	11

JPMorgan International Opportunities Fund	14

JPMorgan International Value Fund	17

JPMorgan Intrepid European Fund	20

JPMorgan Intrepid International Fund	23

JPMorgan Japan Fund	26

Schedules of Portfolio Investments	29

Financial Statements	60

Financial Highlights	84

Notes to Financial Statements	104

Report of Independent Registered Public Accounting Firm	124

Trustees	125

Officers	127

Schedule of Shareholder Expenses	129

Board Approval of Investment Advisory Agreements	133

Tax Letter	138

Highlights

•  International equities staged an exceptional rally

•  Energy prices were a strong theme

•  Emerging markets staged the strongest rally

•  Japan's stock market was the leader among developed countries

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JPMorgan
International Equity Funds

PRESIDENT'S LETTER NOVEMBER 16, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Funds. Inside, you'll find information detailing the performance of the Funds for the 12 months ended October 31, 2005, along with a report from the portfolio managers.

International equities staged an exceptional rally

Surplus financial liquidity and better-than-expected economic and corporate earnings growth provided a powerful stimulus to international equity markets throughout the 2005 fiscal year. Although there were formidable headwinds in the forms of high energy prices and rising U.S. interest rates, the MSCI EAFE Index, a broad-based measure of international equity market performance, rose 18.09% (in U.S. dollars) in the 12-month period.

Japan's stock market was the leader among developed countries for the year. Increasing confidence in the sustainability of the country's economic recovery sparked exceptional gains in the banking, real estate and retail sectors. The MSCI Japan Index rose 22.18% in the period. Continental Europe also performed well, driven by strong company earnings, low inflation and relatively inexpensive valuations. The MSCI Europe Index appreciated by 16.30%.

Emerging markets staged the strongest rally. Developing countries benefited from steep rises in commodity prices. Additionally, a number of governments have operated public sector finances in a more sustainable fashion, while the increasingly professional managements of some companies have generated attractive long-term earnings growth rates. The MSCI Emerging Markets Equity Index rose 34.34%.

Energy prices were a strong theme

Throughout the fiscal year, rising energy prices were influential as they boosted the earnings and stock prices of energy companies. Yet, at the same time, they invoked nervousness over the possible negative impact on consumer spending and inflation. Investors remembered the oil shock of the 1970s and feared that it might happen again. Oil price spikes set back equity markets initially but, by the end of October, investors' fears had subsided.

Outlook

As 2005 draws to a close, we remain optimistic about global economic growth and equity markets. We acknowledge that Japan and various emerging markets may be due for a period of consolidation after recent rallies, but we are positive about their longer-term prospects. We believe that recovery in Japan will continue to persist and company profitability will continue to improve. In continental Europe, we believe that economic growth will likely increase and profitability may remain healthy. We anticipate that international markets will continue to outperform U.S. equities.

On behalf of us all at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

"As 2005 draws to a close, we remain optimistic about global economic growth and equity markets."

JPMorgan
Asia Equity Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/1/01
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$80,421
Primary Benchmark	MSCI All Country Far East Index (ex Japan)

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, returned 19.72% (Class A Shares, no sales charge) for the 12-month period ended October 31, 2005, compared to a 19.84% return (in U.S. dollars) of the MSCI All Country Far East Index (ex Japan).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  Regional stock markets rallied strongly as the 2004 Asia recovery broadened into 2005. Supported by low interest rates, high savings levels and growing consumer confidence, domestic demand drove local economic growth, resulting in strong performance from stocks in such areas as banking, real estate and retail.

In Singapore, for example, an overweight position in CapitaLand Ltd., a real estate stock, was one of the Fund's top-performing holdings. The stock benefited from appreciation of local property markets, the government's move to allow foreigners to buy residential property and the relaxation of mortgage loan-to-value restrictions. In Hong Kong, Esprit Holdings Ltd., a smart-casual clothing retailer, helped performance due to buoyant local spending and continuing market share gains in its European operations, especially those in Germany. Also in Hong Kong, Hysan Development Co., Ltd., a retail property investor, rose as retail rents climbed by approximately 15%. Korea's Hana Bank gained from increasing consumer credit balances. Its shares received an extra boost in October when it announced that Goldman Sachs had acquired 10% of its equity capital.

One negative trend affecting such Southeast Asian countries such as Indonesia and Thailand, was the spike in energy prices as governments, which historically subsidized fuel prices, ended or reduced this support to prevent significant increases in their current accounts and fiscal deficits. Consequently, the prices local consumers and businesses paid for fuel doubled. In Thailand, the Fund's holdings in Siam Cement plc, a large cement company, and Land & Houses, a residential construction company, were major detractors from performance.

Another country that did not participate in Asia's stock market rally was Taiwan. Many of its manufacturing jobs have migrated to China's cheaper labor force, and it is suffering from political tensions with its larger neighbor. Two local stocks that detracted from performance were Cathay Financial Holdings Co., Ltd., a bank, and Hung Poo Real Estate Development Corp., a property company.

Q:  HOW WAS THE FUND MANAGED?

A:  We refined our method of portfolio construction during the year based on a model portfolio – effectively a collection of the entire Asia (ex Japan) team's best stock ideas. At the same time, we reduced the amount of risk taken against the MSCI All Country Far East Index (ex Japan). As a result, the Fund's tracking error has been reduced. In particular, the size of country bets were lessened, and the emphasis on generating performance at the stock level increased.

JPMorgan International Equity Funds2

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Samsung Electronics Co., Ltd. (South Korea)	8.6%
2. DBS Group Holdings Ltd. (Singapore)	3.7%
3. Swire Pacific Ltd., Class A (Hong Kong)	3.2%
4. Hutchison Whampoa Ltd. (Hong Kong)	3.1%
5. HSBC Holdings plc (Hong Kong Registered Shares)	3.1%
6. Hana Bank (South Korea)	2.5%
7. China Mobile Hong Kong Ltd. (Hong Kong)	2.4%
8. POSCO (South Korea)	2.3%
9. Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2.1%
10. SembCorp Industries Ltd. (Singapore)	2.0%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds3

JPMorgan
Asia Equity Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION (11/1/01)
CLASS A SHARES
Without Sales Charge	19.72%	17.25%	10.14%
With Sales Charge*	13.40%	15.16%	8.67%
SELECT CLASS SHARES	19.99%	17.53%	10.37%
INSTITUTIONAL CLASS SHARES	20.19%	17.71%	10.51%

  *  Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/01/01 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/1/01.

Class A Shares commenced operations on 11/1/01.

Returns for the Institutional Class and Select Class Shares prior to 6/28/02 (offering date of the Institutional Class and Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional Class and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Far East Index (ex Japan) and Lipper Pacific Region Funds Index (ex Japan) from November 1, 2001 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge and redemption fees. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country Far East Index (ex Japan) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. The Lipper Pacific Region Funds Index (ex Japan) represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds4

JPMorgan
Emerging Markets Equity Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/15/93
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$201,411
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Emerging Markets Equity Fund, which seeks high total return from a portfolio of equity securities from emerging markets issuers, returned 30.08% (Institutional Class Shares) for the 12-month period ended October 31, 2005, compared to a 34.34% return of the MSCI Emerging Markets Equity Index over the same period (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The 12-month period was characterized by some monthly volatility, yet emerging markets still generated strong returns. Though the U.S. Federal Reserve began to increase interest rates, global and U.S. bond yields remained low, which supported global risk appetite and attracted liquidity into the asset class. Emerging markets appreciated sharply over the period, outperforming developed and international markets. Commodities dominated, with significant appreciation in oil and copper prices. Strong performance of energy stocks was reflected regionally as the oil exporting regions of Latin America and Europe Middle East Asia ("EMEA") sharply outperformed Asia, an oil importing region. Investor risk appetite was almost unaffected by the U.S hurricanes in the third quarter, which the markets viewed as a temporary growth setback. In October 2005, emerging markets corrected through a focus on near-term signs of global demand weakness due to inflation concerns. Risk aversion drove down emerging markets on the back of higher U.S. inflation data as energy prices appreciated this past summer.

The Fund's performance against the MSCI Emerging Markets Equity Index was the result of stock selection rather than any broad or sector-based theme. Our position in the Egyptian mobile phone company, Orascom Telecom Holding SAE, continued its strong trend and made the greatest contribution to returns as mobile subscriptions growth continued across underpenetrated regions. In India, mortgage originator Housing Development Finance Corp. also benefited performance as shares rose on strong financial results, continued low interest rates and favorable tax treatment for mortgages. In Argentina, Tenaris S.A., a supplier of oil refineries, contributed to returns as the stock appreciated significantly on higher oil prices.

A number of investment decisions detracted from performance. Not holding Lukoil, the Russian oil company, was the greatest detractor from performance due to strong oil prices over the past six months. MK Land Holdings, a Malaysian property company, detracted from returns as weak consumer demand slowed property sales. PICC Property and Casualty, a Chinese insurance company, fell on weak earnings due to pricing pressures in most product lines, including motor and commercial insurance.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund held approximately 65 of the most promising investment opportunities as identified by our worldwide network of analysts. The managers minimized risk through managing stock level decisions, while also monitoring country and sector allocations.

JPMorgan International Equity Funds5

JPMorgan
Emerging Markets Equity Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Petroleo Brasileiro S.A. ADR (Brazil)	5.5%
2. Samsung Electronics Co., Ltd. (South Korea)	4.7%
3. America Movil S.A. de C.V., Series L ADR (Mexico)	3.9%
4. Cia Vale do Rio Doce ADR (Brazil)	3.6%
5. Housing Development Finance Corp. (India)	3.0%
6. Shinsegae Co., Ltd. (South Korea)	2.8%
7. Hana Bank (South Korea)	2.7%
8. Banco Itau Holding Financeira S.A. (Brazil)	2.5%
9. Bharti Televentures Ltd. GDR (India)	2.5%
10. KT&G Corp. (South Korea)	2.4%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds6

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
	Without Sales Charge	29.45%	13.57%	4.44%
	With Sales Charge*	22.61%	12.34%	3.88%
CLASS B SHARES
	Without CDSC	28.81%	13.16%	4.25%
	With CDSC**	23.81%	12.91%	4.25%
SELECT CLASS SHARES		29.77%	13.80%	4.54%
INSTITUTIONAL CLASS SHARES		30.08%	14.15%	4.87%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR PERFORMANCE (10/31/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/15/93.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Emerging Markets Equity Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Emerging Markets Equity Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A and Class B Shares prior to 9/28/01 (offering date of the Class A and Class B Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A and Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Average from October 31, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Emerging Markets Equity Index is a replica (or model) of the world's emerging market equity markets. The Lipper Emerging Market Funds Average describes the average total returns for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds7

JPMorgan
International Equity Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	1/1/97
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$2,686,221
Primary Benchmark	MSCI EAFE Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income, returned 15.50% (Select Class Shares) in the 12-month period ended October 31, 2005, compared to the 18.09% return of the MSCI EAFE Index over the same period (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The Fund tends to own high-quality growth stocks, differentiated by high returns on equity, sustainable earnings and healthy balance sheets. These stocks typically underperformed as lower quality companies benefited most from the unexpectedly strong economies in many international markets.

In the U.K., a sharp slowdown in consumer spending hurt earnings and underlying margins at Kingfisher plc, which owns one of the country's leading home improvement store chains. WM Morrison Supermarkets plc, another retailer, also suffered, as the money invested in converting the format of newly acquired food retailing group, Safeway, went unrewarded. Smith & Nephew plc, a U.K.-headquartered healthcare group, suffered following concerns over possible weaker margins in its orthopedics business and increasing competition in its wound management businesses. In continental Europe, Adecco S.A., a recruitment company, failed to meet earnings expectations in spite of rising employment trends.

The energy sector and Japanese market turned in particularly strong performances. ENI, S.p.A the Italian oil company, was a major contributor to Fund performance as its stock rallied in line with soaring crude oil prices. In Japan, Mitsubishi UFJ Financial Group, Inc. and Mitsubishi Corp. were substantial contributors. Mitsubishi UFJ, resulting from the merger between two of Japan's largest financial services groups, should benefit from the consolidation and increased interest margins when the central bank ends its zero interest-rate policy. Mitsubishi Corp. rallied as markets speculated that the value of its industrial assets would rise in sympathy with the prospects for its Liquid Nitrogen Gas exploration and production business. Elsewhere, Swiss pharmaceutical major Roche Holding AG rose primarily due to its strong oncology drug pipeline and Tamiflu sales growth in response to the bird flu threat.

Q:  HOW WAS THE FUND MANAGED?

A:  As always, the Fund invested in a portfolio of large-cap, high-quality companies with robust growth profiles. As mentioned earlier, we define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. When selecting stocks during the period, the managers assumed that rising U.S. short-term interest rates would lead to growth outperforming value. In fact, with U.S. rates rising from such a low level, this did not occur until near the end of the fiscal year.

JPMorgan International Equity Funds8

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1. Total S.A. (France)	4.3%
2. ENI S.p.A. (Italy)	3.3%
3. HSBC Holdings plc (Hong Kong Registered Shares)	2.9%
4. Vodafone Group plc (United Kingdom)	2.9%
5. GlaxoSmithKline plc (United Kingdom)	2.8%
6. Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3%
7. UBS AG (Switzerland)	2.1%
8. Novartis AG (Switzerland)	2.0%
9. Roche Holding AG (Switzerland)	2.0%
10. Nestle S.A. (Switzerland)	2.0%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds9

JPMorgan
International Equity Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
	Without Sales Charge	15.16%	3.33%	6.56%
	With Sales Charge*	9.12%	2.22%	5.98%
CLASS B SHARES
	Without CDSC	14.50%	2.94%	6.36%
	With CDSC**	9.50%	2.58%	6.36%
CLASS C SHARES
	Without CDSC	14.49%	2.93%	6.35%
	With CDSC***	13.49%	2.93%	6.35%
SELECT CLASS SHARES		15.50%	3.62%	6.71%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (10/31/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/1/97.

Returns prior to 1/1/97 for the Select Class Shares include performance of a common trust fund. Returns for the Select Class Shares are adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary as disclosed in the prospectus at the Fund's commencement of operations. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

Returns for the Class A and Class B Shares prior to 2/28/02 (offering date of the Class A and Class B Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A and Class B Shares.

Returns for Class C Shares prior to 1/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are similar to the expenses of the Class C Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index, and Lipper International Funds Index from October 31, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds10

JPMorgan
International Growth Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	12/29/00
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$5,099
Primary Benchmark	MSCI EAFE Growth Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan International Growth Fund, which seeks long-term capital appreciation from a portfolio of foreign growth stocks, returned 16.34% (Class A Shares, no sales charge) for the 12-month period ended October 31, 2005, compared to a 17.65% return of the MSCI EAFE Growth Index (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  An unexpectedly strong recovery in corporate earnings and a broadening of economic growth set the stage for a robust rally in most international equity markets. Company earnings were better-than-expected, driven in part by higher sales and greater operating efficiencies.

U.K. consumer stocks were among the greatest detractors from performance following an unexpectedly severe slowdown in spending. One of the Fund's holdings, Kingfisher, was badly affected as its home improvement store sales faltered in the declining housing market. WM Morrison Supermarkets plc, the supermarket group, also underperformed as management struggled to execute on its plan to integrate the stores of former rival Safeway, acquired the previous year. Another U.K.-based detractor was Smith & Nephew plc, the healthcare group, suffered following concerns over possible weaker margins in its orthopedics division, as well as increased competition in its wound management businesses. In continental Europe, Adecco SA, a recruitment company, underperformed after failing to meet earnings expectations in spite of rising employment trends.

By contrast, some of the Fund's holdings performed well. TomTom, the Dutch satellite navigation manufacturer, made a major contribution to performance, announcing sales in excess of expectations. In Switzerland, Roche Holding AG, the pharmaceutical company, saw its stock rise as the market focused on specialty pharmaceutical franchises typified by Roche's strong oncology business. Roche also benefited from its Tamiflu product, whose sales grew rapidly in response to the bird flu threat. The commodity price surge also helped the performance of Fund holdings. In Brazil, Cia Vale do Rio Doce, an iron ore miner, increased the price of iron ore charged to the world's steel manufacturers by more than 70%. Additionally, BG Group plc, the primary supplier of gas to the U.K. market, rose because of the spike in energy prices and its strategic position as the country's main gas importer.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund was well positioned for an end to the recent cycle of outperformance by value stocks. We expect that high-quality growth companies with sustainable earnings growth owned by the Fund should trade at higher valuations. Such companies have strong franchises, which allow them to grow throughout varying economic conditions. Toward the end of the Fund's fiscal year, these growth stocks started to perform increasingly well.

JPMorgan International Equity Funds 11

JPMorgan
International Growth Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	GlaxoSmithKline plc (United Kingdom)	4.3%
2.	Vodafone Group plc (United Kingdom)	4.1%
3.	Roche Holding AG (Switzerland)	4.0%
4.	Novartis AG (Switzerland)	3.8%
5.	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.2%
6.	Total S.A. ((France)	2.6%
7.	SAP AG (Germany)	2.4%
8.	BG Group plc (United Kingdom)	2.3%
9.	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	2.2%
10.	Nokia OYJ (Finland)	2.1%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds 12

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION (12/29/00)
CLASS A SHARES
Without Sales Charge	16.34%	17.22%	0.17%
With Sales Charge*	10.21%	15.11%	(0.93%)
CLASS B SHARES
Without CDSC	15.76%	16.65%	(0.33%)
With CDSC**	10.76%	15.91%	(0.75%)

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, and 2% CDSC for the 3 year period and the period since inception.

LIFE OF FUND PERFORMANCE (12/29/00 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 12/29/00.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index and Lipper International Funds Index from December 29, 2000 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge and redemption fees. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds 13

JPMorgan
International Opportunities Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	2/26/97
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$140,806
Primary Benchmark	MSCI EAFE Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets, returned 16.76% (Institutional Class Shares) for the 12-month period ended October 31, 2005, compared to an 18.09% return of the MSCI EAFE Index for the same period (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  International equity markets rallied significantly during the 12 months. To a large extent, unexpectedly strong company earnings in continental Europe and Japan drove stock prices, and markets favored lower-quality cyclical stocks with the most to gain in the short term from an improvement in the economic environment. This caused the Fund to lag its benchmark early in the period, although it made up some ground later in the fiscal year when markets focused on stocks' longer-term fundamental qualities.

From a stock perspective, selection was weak in the technology hardware sector in Japan. Konica Minolta Holdings, Inc. and Kyocera were two of the sector's greatest detractors following disappointing earnings announcements. Both companies sell office machinery globally, but there was evidence that pricing was coming under pressure. Selection was also weak in real estate, where the Fund suffered from being overweight the Hong Kong property stock, Sun Hung Kai Properties Ltd. Sun Hung Kai's stock trailed the average for the real estate sector globally, which was boosted by meteoric stock price rises in Japan. The Fund also suffered from being overweight in the media sector, which performed poorly due to concerns about audiences drifting toward new media, including multi-channel TV and the Internet. The Fund owned News Corp., which detracted from performance.

Stock selection in the energy and healthcare sectors was strong and contributed to performance. Norwegian oil company Statoil ASA helped performance as the stock appreciated on the rally in crude prices and increased upstream production. In Brazil, oil company Petroleo Brasileiro S.A. also helped the Fund as the stock rose on rising oil prices and the rally in emerging markets. In healthcare, Roche Holding AG, the Swiss pharmaceutical company, performed well due to its full drug pipeline, including ground-breaking oncology drugs, and benefited from the sales potential of Tamiflu, a vaccine for bird flu. Sanofi-Aventis, one of Europe's largest pharmaceutical companies, was another leading performer. It announced good earnings, boosted by robust sales and synergies following the 2004 merger that formed the company.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund invested in the most attractive names within each sector selected according to JPMorgan Asset Management's proprietary dividend discount model. The Fund was overweight emerging markets, which provided leveraged exposure to global growth, and where a number of companies offer promising medium-term earnings growth. The Fund was also underweight in continental Europe and Japan, where growth appeared less robust.

JPMorgan International Equity Funds14

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Total S.A. (France)	3.9%
2.	Vodafone Group plc (United Kingdom)	3.3%
3.	Roche Holding AG (Switzerland)	3.2%
4.	Mitsubishi Tokyo Financial Group, Inc. (Japan)	3.0%
5.	Royal Bank of Scotland Group plc (United Kingdom)	2.9%
6.	Itochu Corp. (Japan)	2.2%
7.	E.On AG (Germany)	2.1%
8.	BNP Paribas (France)	2.1%
9.	Daiwa Securities Group, Inc. (Japan)	2.0%
10.	Tesco plc (United Kingdom)	1.9%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds15

JPMorgan
International Opportunities Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	SINCE INCEPTION (2/26/97)
CLASS A SHARES
	Without Sales Charge	15.89%	0.67%	3.13%
	With Sales Charge*	9.84%	(0.4%)	2.50%
CLASS B SHARES
	Without CDSC	15.40%	0.28%	2.90%
	With CDSC**	10.40%	(0.12%)	2.90%
SELECT CLASS SHARES		16.37%	1.23%	3.46%
INSTITUTIONAL CLASS SHARES		16.76%	1.59%	3.75%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (02/26/97 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 2/26/97.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional International Opportunities Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A and Class B Shares prior to 9/10/01 (offering date of the Class A and Class B Shares) are calculated using the historical expenses of the J.P. Morgan International Opportunities Fund, which are lower than the expenses of the Class A and Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index and Lipper International Funds Index from February 26, 1997 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds16

JPMorgan
International Value Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/4/93
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$91,103
Primary Benchmark	MSCI EAFE Value Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, returned 22.82% (Institutional Class Shares) for the 12-month period ended October 31, 2005. This compares to a return of 18.55% in the MSCI EAFE Value Index (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  In a robust international equity market rally where value stocks rose more than growth, the Fund outperformed its benchmark by a considerable margin. Better-than-expected company earnings in continental Europe and Japan drove much of the rally, and there was a considerable flow of funds into these markets from U.S. investors.

Stock selection drove performance and was especially effective in the energy and industrial cyclical sectors. Norwegian oil company Statoil ASA performed well on rising crude oil prices and increased upstream production. Brazilian oil stock Petroleo Brasileiro S.A. also made a large contribution to performance, gaining not only from oil price strength, but also from exceptional demand for emerging markets stocks. Within industrial cyclicals, Kubota Corp., a Japanese manufacturer of small tractors, helped performance as it achieved rapid sales growth in the United States. Also in Japan, a holding in Shimizu Corp., a builder of residential and commercial buildings, rose on recovery of local real estate activity.

By contrast, a slight overweight in the media sector detracted from performance. Traditional media companies, such as broadcasters and newspapers, have lagged due to concerns about the increasing audience fragmentation as consumers drift toward new media, including multi-channel television and the Internet. The Fund held Lagardere, a French publishing and broadcasting company, which hurt performance. In the real estate sector, the Fund suffered from having its holdings concentrated in Hong Kong rather than Japan. While continuing economic growth in Hong Kong supported property prices, Japanese real estate stocks performed far better due to confidence that the years of asset price stagnation were at an end. The Fund's Hong Kong property holding, Sun Hung Kai Properties Ltd., performed poorly versus other Japanese stocks. Stock selection was also weak in the insurance sector, where the Fund held European insurance stocks ING Groep N.V. CVA and Prudential. While these stocks rose in value, they did not match the performance of their peers, most notably Japanese insurance stocks, which rallied substantially in anticipation of economic recovery.

Q:  HOW WAS THE FUND MANAGED?

A:  As always, we used a number of models to quantify analysts' fundamental stock research, producing a ranking of companies in each industry group according to their relative value. We then used these rankings as a basis for stock selection, as well as our assessment of a number of other factors. These included: value characteristics such as low price-to-book and price-to-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market over reactions. The Fund was overweight in emerging markets and underweight in Japan and Asia (ex Japan) for the period.

JPMorgan International Equity Funds 17

JPMorgan
International Value Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	BP plc (United Kingdom)	4.0%
2.	Total S.A. (France)	3.1%
3.	HSBC Holdings plc (United Kingdom Registered Shares)	2.9%
4.	E.On AG (Germany)	2.7%
5.	AXA S.A. (France)	2.6%
6.	Toyota Motor Corp. (Japan)	2.6%
7.	ING Groep N.V. CVA (Netherlands)	2.5%
8.	Barclays plc (United Kingdom)	2.4%
9.	Deutsche Bank AG (Germany)	2.4%
10.	BNP Paribas (France)	2.3%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds 18

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
	Without Sales Charge	22.18%	3.82%	5.62%
	With Sales Charge*	15.73%	2.71%	5.06%
CLASS B SHARES
	Without CDSC	21.69%	3.44%	5.43%
	With CDSC**	16.69%	3.09%	5.43%
SELECT CLASS SHARES		22.47%	3.99%	5.71%
INSTITUTIONAL CLASS SHARES		22.82%	4.43%	6.05%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.

TEN-YEAR PERFORMANCE (10/31/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/4/93.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan International Equity Fund, which were lower than the expenses of the Select Class Share.

Returns for the Class A and Class B Shares prior to 9/28/01 (offering date of the Class A and Class B Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A and Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, and Lipper International Funds Index from October 31, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds 19

JPMorgan
Intrepid European Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/2/95
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$172,299
Primary Benchmark	MSCI Europe Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, returned 23.83% (Class A Shares, no sales charge) for the 12-month period ended October 31, 2005, compared to a 16.30% return (in U.S. dollars) of the MSCI Europe Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The largest contributors to performance came from stock selection in the energy, industrial and financial sectors. Exposure to consumer staples and healthcare detracted from returns.

In the energy sector, the Fund benefited from a global rise in oil prices by holding a number of attractively valued European oil companies, such as OMV AG, an Austrian mid-cap oil producer and oil service stock. OMV was boosted by a debt refinancing initiative, which allowed it to cut borrowing costs by 50% through new credit lines, and its acquisition of an eastern European oil company. These positions significantly outweighed the negative impact from the Fund's underweight positions in index heavyweights, Total S.A. and Royal Dutch Shell plc.

In the industrials sector, the Fund indirectly benefited from stronger oil profits through its holding in Vallourec, a French maker of steel and alloy tubing for the oil industry. Vallourec's profits rose strongly during the period, helped by its decision to fix prices back in 2004, thereby avoiding negative impact from this year's sharp rise in raw materials costs.

The Fund's underweight exposure to pharmaceuticals early in the period detracted from performance, particularly an underweight position in Roche Holding AG, the Swiss drug company. Overweights in such chemical stocks as Ciba Specialty Chemicals detracted from returns as higher oil prices led to profit declines in the sector.

Stock selection was positive in the financial sector, particularly in banks, where overweight positions in such smaller European lenders as OTP Bank in Greece contributed to returns. Investors were attracted by the greater growth potential of smaller banks compared to the larger index constituents, such as HSBC Holdings plc, where the Fund also benefited from an underweight position.

Q:  HOW IS THE FUND MANAGED?

A:  The Fund's performance during the period was driven by our disciplined investment process that seeks to invest in the best European growth and value stocks.

JPMorgan International Equity Funds 20

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	Vodafone Group plc (United Kingdom)	3.1%
2	HSBC Holdings plc (United Kingdom Registered Shares)	2.4%
3	AstraZeneca plc (United Kingdom)	2.1%
4	Novartis AG (Switzerland)	2.1%
5	Royal Dutch Shell plc (United Kingdom)	2.0%
6	GlaxoSmithKline plc (United Kingdom)	2.0%
7	ForeningsSparbanken AB (Sweden)	2.0%
8	BNP Paribas (France)	1.8%
9	Nestle S.A. (Switzerland)	1.8%
10	Sanofi-Aventis (France)	1.7%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds 21

JPMorgan
Intrepid European Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

		1 YEAR	5 YEAR	SINCE INCEPTION (11/2/95)
CLASS A SHARES
	Without Sales Charge	23.83%	8.94%	13.64%
	With Sales Charge*	17.32%	7.77%	13.03%
CLASS B SHARES
	Without CDSC	23.17%	8.25%	12.98%
	With CDSC**	18.17%	7.95%	12.98%
CLASS C SHARES
	Without CDSC	23.20%	8.25%	12.87%
	With CDSC***	22.20%	8.25%	12.87%
SELECT CLASS SHARES		24.16%	9.18%	13.76%
INSTITUTIONAL CLASS SHARES		24.56%	9.55%	13.96%

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% for the period since inception.

  ***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/02/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/2/95.

Returns for the Institutional and Select Class Shares prior to 9/10/01 (offering date of the Institutional and Select Class Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Institutional and Select Class Shares.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 11/1/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class B Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and The Lipper European Funds Index from November 2, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge and redemption fees. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds 22

JPMorgan Intrepid International Fund
(formerly JPMorgan Tax Aware International Opportunities Fund)

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	4/30/01
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$106,298
Primary Benchmark	MSCI EAFE Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Intrepid International Fund, which seeks to provide high total return from a portfolio of foreign equities in developed and, to a lesser extent, emerging markets, returned 16.97% (Institutional Class Shares) for the 12-month period ended October 31, 2005, compared to an 18.09% return of the MSCI EAFE Index for the same period (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  International equity markets rallied significantly during the period. To a large extent, unexpectedly strong company earnings and economic growth in continental Europe and Japan drove stock price rises, and markets tended to favor lower-quality cyclical stocks with the most to gain in the short term from an improving economic environment. This caused the Fund to lag its benchmark early in the period, although it made up some of that ground later in the fiscal year when markets focused on stocks' longer-term fundamental qualities.

From a stock perspective, selection was weak in the technology hardware sector in Japan. Konica Minolta Holding, Inc. and Kyocera were two of the sector's greatest detractors following disappointing earnings announcements. Both companies sell office machinery globally, but there was evidence that pricing was coming under pressure. Selection was also weak in real estate, where the Fund suffered from being overweight the Hong Kong property stock, Sun Hung Kai Properties Ltd. Sun Hung Kai's stock price trailed the average for the real estate sector globally, which was boosted by meteoric stock price rises in Japan. The Fund also suffered from being overweight in the media sector, which performed poorly due to concerns about audiences drifting toward new media including multi-channel TV and the Internet. The Fund owned News Corp., which detracted from performance.

Stock selection in the energy and healthcare sectors was strong and contributed to performance. Norwegian oil company Statoil appreciated on the rise in crude prices and increased upstream production. In Brazil, oil company Petroleo Brasileiro S.A. rose in conjunction with oil prices and the rally in emerging market equities. In healthcare, Roche Holding AG, the Swiss pharmaceutical company, performed well due to its full drug pipeline, which included ground-breaking oncology drugs and growing sales prospects for Tamiflu, a vaccine for bird flu. Sanofi-Aventis, one of Europe's largest pharmaceutical companies, was another leading performer, as it announced good earnings, boosted by robust sales and synergies following the 2004 merger that formed the company.

Q:  HOW WAS THE FUND MANAGED?

A:  The Fund invested in the most attractive names within each sector selected according to JPMorgan Asset Management's proprietary dividend discount model. The Fund was overweight emerging markets, which provided leveraged exposure to global growth, and where a number of companies offer promising medium-term earnings growth. It was underweight in continental Europe and Japan, where growth appeared less robust.

In mid-December 2005, the Fund's investment strategy changed. The Fund will aim to invest in both growth and value stocks, be broadly and equally weighted and diversified to hold between 150-250 securities. The Fund's benchmark is still the MSCI EAFE Index.

JPMorgan International Equity Funds 23

JPMorgan
Intrepid International Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	Total S.A. (France)	3.9%
2	Vodafone Group plc (United Kingdom)	3.3%
3	Roche Holding AG (Switzerland)	3.2%
4	Mitsubishi Tokyo Financial Group, Inc. (Japan)	3.1%
5	Royal Bank of Scotland Group plc (United Kingdom)	2.9%
6	Itochu Corp. (Japan)	2.2%
7	BNP Paribas (France)	2.1%
8	E.On AG (Germany)	2.1%
9	Tesco plc (United Kingdom)	1.9%
10	Daiwa Securities Group, Inc. (Japan)	1.9%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds 24

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION (4/30/01)
CLASS A SHARES
Without Sales Charge	16.28%	17.85%	3.95%
With Sales Charge*	10.19%	15.77%	2.72%

INSTITUTIONAL CLASS SHARES    16.97%  18.64%  4.71%

  *  Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (04/30/01 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

All Shares Classes commenced operations on 4/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index and the Lipper International Funds Index from April 30, 2001 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds 25

JPMorgan
Japan Fund

AS OF OCTOBER 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/2/95
Fiscal Year End	October 31
Net Assets as of 10/31/2005 (In Thousands)	$202,485
Primary Benchmark	MSCI Japan Index

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Japan Fund, which seeks total return from long-term capital growth and current income, returned 29.20% (Class A Shares, no sales charge), for the 12-month period ended October 31, 2005, compared to a return of 22.18% of the MSCI Japan Index over the same period (in U.S. dollars).

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  Japan's stock market performed extremely well over the period with signs of the long-awaited recovery reflected in better-than-expected economic growth data and strong company earnings. Other signs included a rise in Tokyo real estate prices and indications of wage growth. As the year progressed, it became increasingly clear that domestic demand was driving this recovery, which helped to boost performance.

The Fund had a bias toward companies with domestic rather than overseas earnings. Its best performer was United Arrows Ltd., a clothing retailer. Earnings expanded rapidly due to robust organic sales growth and an active store opening program. UFJ Nicos Co. Ltd., a credit card company, was another strong performer as credit card usage started to increase, and investors appreciated the potential for sales to the customers of its newly merged parent, Mitsubishi Tokyo Financial Group, Inc. Sumitomo Mitsui Financial Group, Inc., one of Japan's leading banks, helped performance as the company reported a huge increase in profits. Finally, Avex Group Holdings, Inc., a medium-sized music entertainment company with publishing rights to much of Japan's popular music, helped performance, driven by the surge in demand for buying music online.

USS Co., Ltd., a second-hand car company, detracted from performance as the company announced disappointing earnings after investing in new auction businesses. The Fund also suffered from being underweight in Sumitomo Metal Metal Mining Co., Ltd., which performed very well on strong demand for steel. A holding in Rakuten, Inc., a leading e-commerce retailer, performed poorly as earnings growth slowed and the company president announced an ambitious acquisition. Additionally, Alpha Corp, which makes keyless car locks, detracted as profit growth slowed, due partly to rising costs associated with opening factories overseas.

Q:  HOW WAS THE FUND MANAGED?

A:  The number of stocks in the Fund decreased from approximately 120 to the 70-to-80 range during the period. Holdings were focused on stocks with exposure to recovery in the domestic economy, rather than large exporters that sell electronic consumer goods to the rest of the world. As a result, the Fund was heavily invested in such areas as banking, retailing and real estate. The manager remains optimistic about this area of the Japanese economy and maintained this bias at the year-end.

JPMorgan International Equity Funds 26

ANNUAL REPORT OCTOBER 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1	Toyota Motor Corp. (Japan)	4.4%
2	NTT DoCoMo, Inc. (Japan)	3.7%
3	Mitsubishi Tokyo Financial Group, Inc. (Japan)	3.4%
4	Sumitomo Mitsui Financial Group, Inc. (Japan)	3.0%
5	Sumitomo Corp. (Japan)	2.3%
6	Bank of Fukuoka Ltd. (Japan)	2.3%
7	Japan Tobacco, Inc. (Japan)	2.2%
8	Canon, Inc. (Japan)	2.1%
9	Honda Motor Co., Ltd. (Japan)	1.9%
10	Bank of Yokohama Ltd. (Japan)	1.9%

  *  Percentages indicated are based upon net assets as of October 31, 2005. The portfolio's composition is subject to change.

JPMorgan International Equity Funds 27

JPMorgan
Japan Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

	1 YEAR	5 YEAR	SINCE INCEPTION (11/2/95)
CLASS A SHARES
Without Sales Charge	29.20%	2.24%	(0.21%)
With Sales Charge*	22.40%	1.14%	(0.74%)
CLASS B SHARES
Without CDSC	28.46%	1.47%	(0.78%)
With CDSC**	23.46%	1.09%	(0.78%)

  *  Sales Charge for Class A Shares is 5.25%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

LIFE OF FUND PERFORMANCE (11/02/95 TO 10/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/2/95.

Returns for the Class B Shares prior to 11/3/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (TOPIX) 1st Section Index and Lipper Japan Funds Average from November 2, 1995 to October 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge and redemption fees. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (TOPIX) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average describes the average total returns for all of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified "regional" fund investing.

JPMorgan International Equity Funds 28

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 94.2%
	Common Stocks - 94.2%
	China - 5.5%
1,587	China Life Insurance Co., Ltd. (a)	$1,163
1,876	China Petroleum & Chemical Corp., Class H	757
3,036	China Telecom Corp., Ltd., Class H	994
1,918	PetroChina Co., Ltd., Class H	1,471
		4,385
	Hong Kong - 27.8%
152	Cheung Kong Holdings Ltd.	1,588
436	China Mobile Hong Kong Ltd.	1,954
311	China Netcom Group Corp. Hong Kong Ltd.	492
1,300	CNOOC Ltd.	855
484	COSCO Pacific Ltd.	797
224	Esprit Holdings Ltd.	1,583
350	Hang Lung Properties Ltd.	503
158	HSBC Holdings plc (Hong Kong Registered Shares)	2,482
265	Hutchison Whampoa Ltd.	2,522
200	Hysan Development Co., Ltd.	436
68	Jardine Matheson Holdings Ltd.	1,082
3,030	Lenovo Group Ltd.	1,491
275	Lifestyle International Holdings Ltd.	397
288	Swire Pacific Ltd., Class A	2,587
590	Techtronic Industries Co.	1,452
232	Wharf Holdings Ltd.	795
823	Wheelock & Co., Ltd.	1,320
		22,336
	Indonesia - 1.7%
550	Astra International TBK PT	507
1,780	Telekomunikasi Indonesia TBK PT	893
		1,400
	Malaysia - 2.3%
420	Digi.Com BHD (a)	775
280	MISC BHD	705
120	Tanjong plc	467
		1,947

SHARES	SECURITY DESCRIPTION	VALUE
	Singapore - 11.1%
789	CapitaLand Ltd.	$1,485
304	City Developments Ltd.	1,585
329	DBS Group Holdings Ltd.	2,978
347	Keppel Land Ltd.	785
120	Oversea-Chinese Banking Corp.	447
1,024	SembCorp Industries Ltd.	1,632
		8,912
	South Korea - 26.9%
67	Halla Climate Control	648
55	Hana Bank	1,987
4	Hyundai Mobis	311
4	KCC Corp.	702
53	Korea Electric Power Corp.	1,062
132	Korea Exchange Bank (a)	1,455
67	Korean Air Lines Co., Ltd.	1,260
20	LG Chem Ltd.	863
19	LG Electronics, Inc.	1,207
9	POSCO	1,813
10	Samsung SDI Co., Ltd.	948
13	Samsung Electronics Co., Ltd.	6,934
6	Samsung Fire & Marine Insurance Co., Ltd.	557
6	Sindo Ricoh Co., Ltd.	308
9	SK Telecom Co., Ltd.	1,587
		21,642
	Taiwan - 15.6%
938	AU Optronics Corp. ADR	1,396
614	Cathay Financial Holding Co., Ltd.	1,082
1,310	China Steel Corp.	1,036
21	Chunghwa Telecom Co., Ltd. ADR	364
400	Far EasTone Telecommunications Co., Ltd.	465
584	Formosa Petrochemical Corp.	1,070
202	HON HAI Precision Industry Co., Ltd.	874
1,000	Hung Poo Real Estate Development Corp.	505
150	MediaTek, Inc.	1,294
1,616	Powerchip Semiconductor Corp.	773

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 29

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Taiwan - Continued
1,074	Taiwan Semiconductor Manufacturing Co., Ltd.	$1,667
1,103	United Microelectronics Corp.	588
869	Yuanta Core Pacific Securities Co.	468
884	Yulon Motor Co., Ltd.	925
		12,507
	Thailand - 2.3%
230	Bangkok Bank pcl	583
130	PTT pcl	701
95	Siam Cement pcl	538
		1,822
	United Kingdom - 1.0%
40	Standard Chartered plc	831
	Total Common Stocks (Cost $69,115)	75,782
	Total Investments - 94.2% (Cost $69,115)	$75,782
	Other Assets in Excess of Liabilities - 5.8%	4,639
	NET ASSETS - 100.0%	$80,421

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	12.5%
Commercial Banks	10.9
Real Estate	9.4
Wireless Telecommunication Services	9.4
Oil, Gas & Consumable Fuels	6.0
Financials	5.5
Diversified Financial Services	4.6
Household Durables	4.3
Industrial Conglomerates	3.1
Retail & Specialty Retail	3.1
Automobiles	3.0
Electronic Equipment & Instruments	2.9
Metals & Mining	2.3
Insurance	2.1
Construction & Engeneering	2.0
Chemicals	1.9
Computer & Peripherals	1.9
Airlines	1.6
Industrials	1.5
Diversified Telecommunication Services	1.4
Steel	1.3
Electric Utilities	1.3
Other (less than 1.0%)	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 30

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 92.8%
	Common Stocks - 86.6%
	Argentina - 1.2%
21	Tenaris S.A. ADR (l)	$2,351
	Brazil - 11.8%
197	Cia Vale do Rio Doce ADR (l)	7,282
20	Gol Linhas Aereas Inteligentes S.A. ADR (l)	679
191	Petroleo Brasileiro S.A. ADR (l)	10,985
171	Ultrapar Participacoes S.A. ADR (l)	2,684
40	Uniao de Bancos Brasileiros S.A. GDR (l)	2,102
		23,732
	Chile - 1.2%
62	Banco Santander Chile S.A. ADR (l)	2,417
	China - 0.8%
836	Anhui Conch Cement Co., Ltd., Class H (l)	876
642	Tsingtao Brewery Co., Ltd., Class H (l)	635
		1,511
	Egypt - 2.2%
44	Orascom Telecom Holding SAE (a) (l)	4,347
	Hong Kong - 4.5%
732	China Mobile Hong Kong Ltd. (l)	3,284
416	Esprit Holdings Ltd. (l)	2,947
1,678	GOME Electrical Appliances Holdings Ltd. (l)	976
700	Yue Yuen Industrial Holdings (l)	1,767
		8,974
	Hungary - 1.6%
9	Gedeon Richter Rt. ADR (l)	1,401
27	OTP Bank Rt. ADR (l)	1,918
		3,319
	India - 7.8%
701	Bharti Televentures Ltd. GDR (a) (l)	5,026
102	Hero Honda Motors Ltd. (l)	1,604
277	Housing Development Finance Corp. (I)	5,973
40	Infosys Technologies Ltd. (l)	2,244

SHARES	SECURITY DESCRIPTION	VALUE
	India - Continued
114	Ranbaxy Laboratories Ltd. GDR (l)	$892
		15,739
	Indonesia - 2.3%
4,155	Bank Rakyat Indonesia (I)	1,008
86	Telekomunikasi Indonesia TBK PT ADR (l)	1,747
4,203	Unilever Indonesia TBK PT (l)	1,816
		4,571
	Israel - 0.8%
419	Bank Hapoalim Bm (I)	1,607
	Malaysia - 1.0%
212	British American Tobacco Malaysia BHD (l)	2,106
	Mexico - 7.0%
279	Alfa S.A. de C.V., Class A (l)	1,618
298	America Movil S.A. de C.V., Series L ADR (l)	7,810
69	Fomento Economico Mexicano S.A. de C.V. ADR (l)	4,724
		14,152
	Poland - 0.0% (g)
1	Bank Pekao S.A. GDR (a) (e) (l)	53
	Russia - 4.0%
42	Mobile Telesystems OJSC ADR (l)	1,563
36	OAO Gazprom GDR (e) (l)	2,129
2	Sberbank RF (l)	2,046
59	Vimpel-Communications ADR (a) (l)	2,348
		8,086
	South Africa - 10.0%
937	African Bank Investments Ltd. (l)	2,796
56	Anglo American plc (l)	1,647
1,595	FirstRand Ltd. (l)	3,754
33	Impala Platinum Holdings Ltd. (l)	3,653
87	Imperial Holdings Ltd. (a) (l)	1,619
304	Massmart Holdings Ltd. (l)	2,352

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 31

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		South Africa - Continued
1,681		Steinhoff International Holdings Ltd. (l)	$4,394
			20,215
		South Korea - 19.4%
148		Hana Bank (l)	5,342
39		Hyundai Mobis (l)	3,118
55		Hyundai Motor Co. (l)	4,062
-	(h)	Kookmin Bank (l)	-	(h)
236		KT&G Corp., GDR (l)	4,836
17		POSCO (l)	3,440
18		Samsung Electronics Co., Ltd. (l)	9,544
16		Shinsegae Co., Ltd. (l)	5,718
149		SK Telecom Co., Ltd., ADR (l)	3,005
			39,065
		Taiwan - 7.6%
2,355		Chinatrust Financial Holding Co. (l)	1,832
982		Chunghwa Telecom Co., Ltd. (l)	1,663
1,009		HON HAI Precision Industry Co., Ltd. (l)	4,372
440		President Chain Store Corp. (l)	808
1,025		Synnex Technology International Corp. (l)	1,243
1,900		Taiwan Semiconductor Manufacturing Co., Ltd. (l)	2,948
304		Taiwan Semiconductor Manufacturing Co., Ltd., ADR (l)	2,457
			15,323
		Turkey - 3.4%
228		Akbank TAS (l)	1,429
101		Anadolu Efes Biracilik Ve Malt Sanayii AS (l)	2,474
554		Turkcell Iletisim Hizmet AS (l)	2,919
			6,822
		Total Common Stocks (Cost $150,202)	174,447
		Preferred Stocks - 6.2%
		Brazil - 4.1%
211		Banco Itau Holding Financeira S.A. (l)	5,047
90		Cia de Bebidas das Americas ADR (l)	3,195
			8,242

SHARES	SECURITY DESCRIPTION	VALUE
	South Korea - 2.1%
10	Samsung Electronics Co., Ltd.	$4,267
	Total Preferred Stocks (Cost $10,479)	12,509
	Total Investments - 92.8% (Cost $160,681)	$186,899
	Other Assets in Excess of Liabilities - 7.2%	14,512
	NET ASSETS - 100.0%	$201,411

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	13.0%
Wireless Telecommunication Services	10.4
Semiconductors & Semiconductor Equipment	8.7
Metals & Mining	8.0
Oil, Gas & Consumable Fuels	6.5
Beverages	5.5
Diversified Financial Services	5.0
Food & Staples Retailing	4.0
Electronic Equipment & Instruments	3.3
Telecommunication Services	3.0
Thrifts & Mortgage Finance	3.0
Consumer Staples	2.8
Diversified Telecommunication Services	2.5
Household Durables	2.2
Automobiles	2.0
Auto Components	1.5
Specialty Retail	1.5
Chemicals	1.3
Energy Equipment & Services	1.2
Pharmaceuticals	1.1
Tobacco	1.0
Other (less than 1.0%)	5.3

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 32

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 98.8%
	Common Stocks - 98.8%
	Argentina - 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (l)	$-	(h)
	Australia - 1.2%
2,117	BHP Billiton Ltd. (l)	32,832
	Belgium - 1.9%
1,311	Dexia (l)	28,288
782	Fortis (c) (l)	22,275
		50,563
	Brazil - 1.9%
1,283	Cia Vale do Rio Doce ADR (l)	51,147
	Finland - 1.4%
2,254	Nokia OYJ (l)	37,772
	France - 11.4%
1,382	AXA S.A. (c) (l)	40,029
557	BNP Paribas (l)	42,257
741	Cie de Saint-Gobain (c) (l)	40,574
378	Dassault Systemes S.A. (l)	19,548
349	Imerys S.A. (c) (l)	24,151
297	Lafarge S.A. (c) (l)	24,412
459	Total S.A. (l)	115,595
		306,566
	Germany - 5.7%
301	BASF AG (l)	21,696
798	Bayerische Motoren Werke AG (c) (l)	34,707
1,046	Deutsche Post AG (c) (l)	23,376
130	SAP AG (l)	22,279
337	Schering AG (l)	20,781
393	Siemens AG (c) (l)	29,204
		152,043
	Hong Kong - 3.6%
2,539	Esprit Holdings Ltd. (l)	17,987
4,978	HSBC Holdings plc (Hong Kong Registered Shares) (l)	78,195
		96,182

SHARES		SECURITY DESCRIPTION	VALUE
		Ireland - 0.7%
1,370		Bank of Ireland (l)	$20,860
		Italy - 4.8%
3,279		ENI S.p.A. (c) (I)	87,768
1,177		Mediaset S.p.A. (c) (l)	12,928
4,843		UniCredito Italiano S.p.A. (c) (l)	27,047
			127,743
		Japan - 21.8%
873		Astellas Pharma, Inc. (l)	31,187
888		Canon, Inc. (l)	47,004
581		Credit Saison Co., Ltd. (c) (l)	26,379
791		Daikin Industries Ltd. (l)	20,625
256		Fanuc Ltd. (c) (l)	20,158
79		Hirose Electric Co., Ltd. (c) (l)	9,011
711		Honda Motor Co., Ltd. (l)	39,542
1,002		Hoya Corp. (c) (l)	34,790
704		Kao Corp. (l)	16,861
1,074		Matsushita Electric Industrial Co., Ltd. (l)	19,682
1,734		Mitsubishi Corp. (c) (l)	33,712
5		Mitsubishi UFJ Financial Group, Inc. (l)	61,648
223		Nidec Corp. (a) (c) (l)	12,829
1,718		Nikko Cordial Corp. (l)	20,856
133		Nintendo Co., Ltd. (l)	14,925
3		Nippon Telegraph & Telephone Corp. (l)	13,212
473		Nitto Denko Corp. (c) (l)	28,657
-	(h)	ORIX Corp. (l)	11
426		Secom Co., Ltd. (l)	21,255
819		Sharp Corp. (c) (l)	11,246
558		Shin-Etsu Chemical Co., Ltd. (l)	26,734
176		SMC Corp. (l)	23,435
3,413		Sumitomo Corp. (l)	38,153
181		Takefuji Corp. (c) (l)	12,699
			584,611
		Mexico - 0.8%
336		Fomento Economico Mexicano S.A. de C.V. ADR (l)	22,832

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 33

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Netherlands - 4.8%
1,410	ABN Amro Holding N.V. (l)	$33,341
866	ING Groep N.V. CVA (l)	24,978
1,002	Koninklijke Philips Electronics N.V. (l)	26,199
1,662	Reed Elsevier N.V. (l)	22,387
1,125	Wolters Kluwer N.V. CVA (l)	20,864
9	World Online International N.V. (a) (f) (l)	-	(h)
		127,769
	South Korea - 1.2%
88	Samsung Electronics Co., Ltd. GDR (e) (l)	23,373
423	SK Telecom Co., Ltd. ADR (l)	8,558
		31,931
	Spain - 2.2%
542	Altadis S.A. (l)	22,989
2,951	Banco Popular Espanol S.A. (c) (l)	35,835
2	Banco Santander Central Hispano S.A. (l)	25
		58,849
	Sweden - 1.0%
8,216	Telefonaktiebolaget LM Ericsson, Class B (l)	26,922
	Switzerland - 11.3%
668	Adecco S.A. (l)	28,518
499	Holcim Ltd. (l)	31,052
180	Nestle S.A. (l)	53,518
1,021	Novartis AG (l)	54,921
366	Roche Holding AG (c) (l)	54,734
648	UBS AG (l)	55,267
150	Zurich Financial Services AG (a) (l)	25,537
		303,547
	United Kingdom - 23.1%
1,323	Aviva plc (l)	15,623
4,418	Barclays plc (l)	43,778
5,171	BG Group plc (l)	45,492
1,757	British Land Co. plc (l)	27,680
5,995	Centrica plc (l)	25,342

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom - Continued
2,884	GlaxoSmithKline plc (l)	$75,018
5,540	Kingfisher plc (l)	20,797
2,610	National Grid Transco plc (l)	23,875
1,385	Royal Bank of Scotland Group plc (l)	38,345
1,215	Schroders plc (l)	17,527
3,073	Smith & Nephew plc (l)	25,998
1,393	Standard Chartered plc (l)	29,262
9,355	Tesco plc (l)	49,814
29,730	Vodafone Group plc (l)	78,055
11,050	WM Morrison Supermarkets plc (l)	31,994
2,317	Wolseley plc (l)	47,130
2,563	WPP Group plc (l)	25,180
		620,910
	Total Long-Term Investments (Cost $2,239,165)	2,653,079
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned - 11.1%
	Certificates of Deposit - 1.5%
$24,995	Manufacturers and Traders FRN, 4.03%, 09/26/06	24,995
14,362	Royal Bank of Canada FRN, 3.77%, 11/13/06	14,362
		39,357
	Commercial Paper - 3.3%
11,360	Barton Capital Corp. 3.81%, 11/02/05	11,360
9,985	DaimlerChrysler Revolving Auto 3.82%, 11/01/05	9,985
17,000	Morgan Stanley FRN, 4.14%, 04/17/06	17,000
17,190	Park Granada LLC 3.99%, 12/09/05	17,190
9,981	Three River Funding Corp. 3.81%, 11/01/05	9,981
8,983	Sheffield Receivable Corp. 3.81%, 11/01/05	8,983
14,978	UBS Finance (Delaware), Inc. 3.81%, 11/01/05	14,978
		89,477

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 34

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - continued
	Repurchase Agreements - 6.3%
$95,000	Banc of America Securities LLC, 3.77%, dated 09/30/05, due 11/01/05, repurchase price $95,298, collateralized by U.S. Government Agency Mortgages.	$95,000
25,000	Goldman Sachs & Co., 4.02%, dated 10/31/05, due 11/01/05, repurchase price $25,003, collateralized by U.S. Government Agency Securities.	25,000
25,000	Goldman Sachs & Co., 4.06%, dated 10/31/05, due 11/01/05, repurchase price $25,003, collateralized by U.S. Government Agency Mortgages.	25,000
25,000	HSBC Securities, Inc., 3.98%, dated 10/31/05, due 11/01/05, repurchase price $25,003, collateralized by U.S. Treasury Notes.	25,000
609	Morgan Stanley, 4.04%, dated 10/31/05, due 11/01/05, repurchase price $609, collaterilized by U.S. Government Agency Mortgages.	609
		170,609
	Total Investments of Cash Collateral for Securities Loaned (Cost $299,443)	299,443
	Total Investments - 109.9% (Cost $2,538,608)	$2,952,522
	Liabilities in Excess of Other Assets - (9.9)%	(266,301)
	NET ASSETS - 100.0%	$2,686,221

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	15.3%
Oil, Gas & Consumable Fuels	9.3
Pharmaceuticals	8.8
Trading Companies & Distributors	4.4
Capital Markets	3.5
Wireless Telecommunication Services	3.2
Metals & Mining	3.1
Construction Materials	3.0
Food & Staples Retailing	3.0
Insurance	3.0
Media	3.0
Chemicals	2.9
Automobiles	2.8
Communications Equipment	2.4
Building Products	2.3
Household Durables	2.1
Software	2.1
Food Products	2.0
Commerical Services & Supplies	1.9
Electrical Equipment	1.9
Diversified Financial Services	1.8
Electronic Equipment & Instruments	1.8
Machinery	1.8
Office Electronics	1.8
Consumer Finance	1.5
Diversified Telecommunication Services	1.5
Specialty Retail	1.4
Industrial Conglomerates	1.1
Health Care Equipment & Supplies	1.0
Real Estate	1.0
Other (less than 1.0%)	4.1
Investments of Cash Collateral for Securities on Loan	11.1

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 35

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.6%
		Common Stocks - 98.6%
		Australia - 0.3%
1		News Corp., Class B CDI (l)	$17
		Brazil - 1.5%
2		Cia Vale do Rio Doce ADR (l)	74
		China - 0.8%
53		China Life Insurance Co., Ltd., Class H (a) (l)	39
		Finland - 2.1%
6		Nokia OYJ (l)	106
		France - 4.8%
1		BNP Paribas (l)	58
1		Dassault Systemes S.A. (l)	52
1		Total S.A. (l)	133
			243
		Germany - 4.6%
1		Bayerische Motoren Werke AG (l)	49
-	(h)	Q-Cells AG (a) (l)	10
1		SAP AG (l)	122
1		Schering AG (l)	56
			237
		Hong Kong - 3.1%
13		Esprit Holdings Ltd. (l)	89
4		HSBC Holdings plc (Hong Kong Registered Shares) (l)	69
			158
		Ireland - 1.3%
5		Anglo Irish Bank Corp. plc (l)	68
		Italy - 1.2%
6		Mediaset S.p.A. (l)	63
		Japan - 23.3%
-	(h)	Ardepro Co., Ltd. (l)	44
2		Astellas Pharma, Inc. (l)	71
2		Canon, Inc. (l)	95
2		Credit Saison Co., Ltd. (l)	73

SHARES		SECURITY DESCRIPTION	VALUE
		Japan - Continued
2		Daikin Industries Ltd. (l)	$52
-	(h)	eAccess Ltd. (l)	40
1		Fanuc Ltd. (l)	55
3		Hoya Corp. (a) (l)	98
-	(h)	Mitsubishi UFJ Financial Group, Inc. (l)	163
1		Nidec Corp. (a) (l)	45
1		Nitto Denko Corp. (l)	79
-	(h)	ORIX Corp. (l)	75
-	(h)	SFCG Co., Ltd. (l)	46
1		SMC Corp. (l)	80
7		Sumitomo Corp. (l)	78
6		Tokyo Tatemono Co., Ltd. (l)	50
-	(h)	Zephyr Co., Ltd. (l)	43
			1,187
		Luxembourg - 1.5%
5		SES Global S.A. FDR (l)	74
		Mexico - 2.9%
3		America Movil S.A. de C.V., Series L ADR (l)	71
1		Fomento Economico Mexicano S.A. de C.V. Mexico ADR (l)	75
			146
		Netherlands - 2.2%
4		ASML Holding N.V. (a) (l)	61
1		TomTom (a) (l)	53
			114
		South Korea - 1.0%
-	(h)	Samsung Electronics Co., Ltd. GDR (l)	53
		Spain - 3.0%
2		Altadis S.A. (l)	77
5		Telefonica S.A. (l)	77
			154
		Sweden - 2.1%
34		Telefonaktiebolaget LM Ericsson, Class B (l)	110

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 36

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Switzerland - 14.7%
2		Adecco S.A. (l)	$84
-	(h)	Kuehne & Nagel International AG (l)	82
-	(h)	Nestle S.A. (l)	98
4		Novartis AG (l)	196
1		Roche Holding AG (l)	205
1		UBS AG (l)	84
			749
		United Kingdom - 28.2%
5		Barclays plc (l)	49
13		BG Group plc (l)	115
6		British Sky Broadcasting plc (l)	52
10		Burberry Group plc (l)	67
2		Carnival plc (l)	76
14		Centrica plc (l)	57
8		GlaxoSmithKline plc (l)	220
7		Intertek Group plc (l)	84
13		Kingfisher plc (l)	48
10		Smith & Nephew plc (l)	85
4		Standard Chartered plc (l)	80
18		Tesco plc (l)	93
79		Vodafone Group plc (l)	207
12		WM Morrison Supermarkets plc (l)	36
4		Wolseley plc (l)	87
8		WPP Group plc (l)	80
			1,436
		Total Common Stocks (Cost $4,080)	5,028
		Preferred Stock - 1.0%
		Germany - 1.0%
-	(h)	Porsche AG (l) (Cost $29)	53
		Total Investments - 99.6% (Cost $4,109)	$5,081
		Other Assets in Excess of Liabilities - 0.4%	18
		NET ASSETS - 100.0%	$5,099

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Pharmaceuticals	14.7%
Commercial Banks	9.5
Media	5.6
Wireless Telecommunication Services	5.5
Oil, Gas & Consumable Fuels	4.9
Software	4.4
Communications Equipment	4.2
Commercial Services & Supplies	3.3
Trading Companies & Distributors	3.3
Machinery	3.1
Consumer Finance	2.9
Real Estate	2.7
Specialty Retail	2.7
Food & Staples Retailing	2.5
Automobiles	2.0
Electronic Equipment & Instruments	2.0
Food Products	1.9
Office Electronics	1.9
Health Care Equipment & Supplies	1.7
Capital Markets	1.6
Marine	1.6
Beverages	1.5
Chemicals	1.5
Diversified Telecommunication Services	1.5
Hotels, Restaurants & Leisure	1.5
Tobacco	1.5
Electrical Equipment	1.4
Metals & Mining	1.4
Apparel, Accessories & Luxury Goods	1.3
Semiconductors & Semiconductor Equipment	1.2
Gas Utilities	1.1
Building Products	1.0
Other (less than 1.0%)	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 37

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.7%
	Common Stocks - 99.7%
	Australia - 1.0%
100	News Corp. CDI (c) (l)	$1,409
720	Southern Pacific Petroleum NL (a) (f) (l)	-	(h)
		1,409
	Belgium - 0.9%
11	Solvay S.A., Class A (l)	1,293
	Brazil - 2.2%
44	Cia Vale do Rio Doce ADR (l)	1,641
27	Petroleo Brasileiro S.A. ADR (l)	1,520
		3,161
	China - 1.0%
4,697	China Construction Bank (a) (l)	1,424
	Finland - 3.7%
58	Metso OYJ (c) (l)	1,509
151	Nokia OYJ (l)	2,530
35	Tietoenator OYJ (l)	1,126
		5,165
	France - 12.8%
89	AXA S.A. (c) (l)	2,587
40	BNP Paribas (l)	2,997
15	Compagnie Generale des Etablissements Michelin, Class B (l)	790
18	LVMH Moet Hennessy Louis Vuitton S.A. (l)	1,497
24	Peugeot S.A. (c) (l)	1,456
16	Schneider Electric S.A. (l)	1,346
66	Suez S.A. (l)	1,796
22	Total S.A. (l)	5,522
		17,991
	Germany - 5.7%
74	Bayer AG (l)	2,578
17	Bayerische Motoren Werke AG (l)	741
33	E.On AG (l)	3,008
10	SAP AG (l)	1,656
		7,983

SHARES		SECURITY DESCRIPTION	VALUE
		Greece - 0.6%
27		OPAP S.A. (l)	$781
		Hong Kong - 2.0%
153		Henderson Land Development Co., Ltd. (l)	685
239		Swire Pacific Ltd., Class A (l)	2,150
			2,835
		Ireland - 1.1%
61		CRH plc (l)	1,526
		Italy - 2.2%
470		Telecom Italia S.p.A. (l)	1,361
314		UniCredito Italiano S.p.A. (l)	1,756
			3,117
		Japan - 18.1%
9		Aiful Corp. (l)	662
-	(h)	Central Japan Railway Co. (l)	2,424
336		Daiwa Securities Group, Inc. (c) (l)	2,760
29		Elpida Memory, Inc. (a) (c) (l)	726
17		Honda Motor Co., Ltd. (l)	918
456		Itochu Corp. (l)	3,125
-	(h)	Japan Tobacco, Inc. (l)	1,249
200		Konica Minolta Holdings, Inc. (c) (l)	1,659
-	(h)	Mitsubishi Tokyo Financial Group, Inc. (l)	4,223
263		Mitsui Chemicals, Inc. (c) (l)	1,576
1		NTT DoCoMo, Inc. (l)	2,452
40		Sony Corp. (l)	1,290
35		Toyota Motor Corp. (l)	1,642
31		Yakult Honsha Co., Ltd. (c) (l)	768
			25,474
		Netherlands - 6.7%
169		Hagemeyer N.V. (a) (c) (l)	457
88		ING Groep N.V. CVA (l)	2,528
92		Koninklijke Philips Electronics N.V. (l)	2,411
32		Koninklijke Wessanen N.V. CVA (c) (l)	466
263		Royal KPN N.V. (l)	2,500
28		Royal Numico N.V. (a) (l)	1,115
			9,477

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 38

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Norway - 1.7%
55	Statoil ASA (l)	$1,218
119	Telenor ASA (l)	1,162
		2,380
	Portugal - 1.1%
177	Portugal Telecom SGPS S.A. (c) (l)	1,600
	South Korea - 2.0%
16	Kookmin Bank ADR (l)	948
16	LG Philips LCD Co. Ltd. ADR (a) (l)	295
3	Samsung Electronics Co., Ltd. (l)	1,545
		2,788
	Sweden - 1.3%
98	Atlas Copco AB, Class A (l)	1,787
	Switzerland - 9.0%
38	Compagnie Financiere Richemont AG, Class A (l)	1,457
30	Roche Holding AG (l)	4,449
20	Swiss Reinsurance Co. (l)	1,370
16	Synthes, Inc. (l)	1,733
29	UBS AG (l)	2,438
7	Zurich Financial Services AG (a) (l)	1,178
		12,625
	Taiwan - 1.1%
122	HON HAI Precision Industry Co., Ltd. GDR (l)	1,051
70	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (l)	569
		1,620
	Thailand - 0.8%
468	Bangkok Bank pcl, Class F (l)	1,187
	United Kingdom - 24.7%
27	AstraZeneca plc (l)	1,217
173	Barclays plc (l)	1,719
225	BG Group plc (l)	1,983
171	BP plc (l)	1,893
70	British American Tobacco plc (l)	1,550

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom - Continued
112	British Sky Broadcasting plc (c) (l)	$1,012
227	Cadbury Schweppes plc (l)	2,239
146	HSBC Holdings plc (United Kingdom Registered Shares) (l)	2,299
33	Imperial Tobacco Group plc (l)	933
110	Intercontinental Hotels Group plc (l)	1,380
540	International Power plc (a) (l)	2,219
44	Reckitt Benckiser plc (l)	1,336
147	Royal Bank of Scotland Group plc (l)	4,068
143	Scottish & Newcastle plc (l)	1,186
47	Scottish & Southern Energy plc (l)	821
515	Tesco plc (l)	2,742
1,751	Vodafone Group plc (l)	4,598
79	Wolseley plc (l)	1,606
		34,801
	Total Common Stocks (Cost $108,682)	140,424
Short-Term Investments - 0.1%
	Investment Company - 0.0% (g)
1	JPMorgan Prime Money Market Fund (b)	1
PRINCIPAL AMOUNT
	U.S. Government Securities - 0.1%
$140	U.S. Treasury Bill 3.40%, 12/08/05 (n)	140
	Total Short-Term Investments (Cost $141)	141
Investments of Cash Collateral for Securities Loaned - 8.6%
	Certificates of Deposit - 0.4%
520	Credit Suisse First Boston FRN, 4.08%, 10/17/06	520
	Commercial Paper - 2.9%
499	Barton Capital Corp. 3.81%, 11/02/05	499
499	DaimlerChrysler Revolving Auto 3.82%, 11/01/05	499
498	Master Fund LLC Series B, 3.95%, 11/15/05	498

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 39

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - continued
	Commercial Paper - Continued
$500	Morgan Stanley FRN, 4.14%, 04/17/06	$500
547	Park Granada LLC 3.99%, 12/09/05	547
499	Sheffield Receivable Corp. 3.81%, 11/01/05	499
499	Three River Funding Corp. 3.81%, 11/01/05	499
499	UBS Finance, Inc. 3.81%, 11/01/05	499
		4,040
	Repurchase Agreements - 5.3%
1,000	Credit Suisse First Boston LLC, 4.06%, dated 10/31/05, due 12/19/05, repurchase price $1,006, collateralized by U.S. Government Agency Mortgages. (i)	1,000
2,400	Goldman Sachs & Co., 4.06%, dated 10/31/05, due 11/23/05, repurchase price $2,406, collateralized by U.S. Government Agency Mortgages. (i)	2,400
2,500	Morgan Stanley, 4.08%, dated 10/31/05, due 11/01/05, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages.	2,500
1,573	UBS Securities LLC, 4.05%, dated 10/31/05, due 11/01/05, repurchase price $1,573, collateralized by U.S. Government Agency Securities.	1,573
		7,473
	Total Investments of Cash Collateral for Securities Loaned (Cost $12,033)	12,033
	Total Investments - 108.4% (Cost $120,856)	$152,598
	Liabilities in Excess of Other Assets - (8.4)%	(11,792)
	NET ASSETS - 100.0%	$140,806

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	8.6
Wireless Telecommunication Services	5.0
Diversified Telecommunication Services	4.7
Pharmaceuticals	4.0
Chemicals	3.9
Capital Markets	3.7
Trading Companies & Distributors	3.7
Insurance	3.6
Automobiles	3.4
Diversified Financial Services	3.3
Food Products	3.3
Multi-Utilities	2.9
Electric Utilities	2.7
Household Durables	2.6
Tobacco	2.6
Machinery	2.3
Textiles, Apparel & Luxury Goods	2.1
Food & Staples Retailing	1.9
Communications Equipment	1.8
Media	1.7
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	1.5
Health Care Equipment & Supplies	1.2
Metals & Mining	1.2
Office Electronics	1.2
Software	1.2
Construction Materials	1.1
REITS - Hotels	1.0
Electrical Equipment	1.0
Other (less than 1.0%)	5.7
Investments of Cash Collateral for Securities On Loan	8.6

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 40

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
14,523	AUD	11/09/05	$11,051	$10,856	$(195)
739 720	AUD for CHF	11/09/05	559#	553#	(6)
1,022 428	AUD for GBP	11/09/05	758#	763#	5
1,001 1,290	AUD for SGD	11/09/05	762#	749#	(13)
543 361	CAD for EUR	11/09/05	432#	460#	28
4,108	CHF	11/09/05	3,203	3,188	(15)
687 701	CHF for AUD	11/09/05	524#	533#	9
5,859 3,773	CHF for EUR	11/09/05	4,523#	4,547#	24
681 59,336	CHF for JPY	11/09/05	510#	529#	19
11,613	EUR	11/09/05	14,283	13,922	(361)
1,983 3,070	EUR for CHF	11/09/05	2,383#	2,376#	(7)
582 397	EUR for GBP	11/09/05	702#	697#	(5)
1,439 195,083	EUR for JPY	11/09/05	1,677#	1,725#	48
9,163	GBP	11/09/05	16,340	16,218	(122)
549 1,280	GBP for AUD	11/09/05	957#	972#	15
1,383 2,022	GBP for EUR	11/09/05	2,424#	2,448#	24
346 4,837	GBP for SEK	11/09/05	608#	612#	4
19,600	HKD	11/09/05	2,525	2,528	3
4,194 59,145	HKD for JPY	11/09/05	508#	541#	33
2,156,350	JPY	11/09/05	19,287	18,536	(751)
2,501	NOK	11/09/05	392	385	(7)
1,527 286	NOK for CAD	11/09/05	242#	234#	(8)
1,799 2,176	NOK for SEK	11/09/05	273#	276#	3
34,273	SEK	11/09/05	4,498	4,306	(192)
12,472 1,338	SEK for EUR	11/09/05	1,604#	1,567	(37)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 41

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

CONTRACTS TO BUY (Continued)		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 10/31/05 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
6,095	SEK for
448	GBP	11/09/05	$794	#	$766	#	$(28)
3,021 2,562	SEK for NOK	11/09/05	394#		380#		(14)
2,690	SGD	11/09/05	1,617		1,589		(28)
1,317 1,045	SGD for AUD	11/09/05	781#		778#		(3)
1,510 740	SGD for EUR	11/09/05	887	#	892	#	5
			$95,498		$93,926		$(1,572)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 10/31/05 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
2,162	AUD	11/09/05	$1,634		$1,616		$18
18,417	CHF	11/09/05	14,566		14,292		274
17,660	EUR	11/09/05	21,465		21,170		295
8,476	GBP	11/09/05	15,078		15,002		76
33,139	HKD	11/09/05	4,269		4,275		(6)
1,493,796	JPY	11/09/05	13,443		12,842		601
16,750	NOK	11/09/05	2,621		2,575		46
3,540	SEK	11/09/05	463		445		18
2,044	SGD	11/09/05	1,239		1,208		31
			$74,778		$73,425		$1,353

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 42

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 92.7%
	Common Stocks - 92.7%
	Australia - 1.9%
96	Australia & New Zealand Banking Group Ltd. (l)	$1,694
	Brazil - 1.7%
23	Cia Vale do Rio Doce ADR (l)	847
13	Petroleo Brasileiro S.A. ADR (l)	746
		1,593
	Finland - 2.0%
36	Metso OYJ (l)	934
50	Nokia OYJ (l)	843
		1,777
	France - 11.2%
83	AXA S.A. (l)	2,403
27	BNP Paribas (l)	2,062
13	Societe Generale (c) (l)	1,532
51	Suez S.A. (l)	1,381
11	Total S.A. (l)	2,808
		10,186
	Germany - 8.9%
52	Bayer AG (l)	1,791
34	DaimlerChrysler AG (l)	1,677
24	Deutsche Bank AG (l)	2,207
27	E.On AG (l)	2,471
		8,146
	Greece - 2.0%
35	Alpha Bank AE (l)	1,004
28	OPAP S.A. (l)	804
		1,808
	Hong Kong - 2.3%
110	Sun Hung Kai Properties Ltd. (l)	1,044
122	Swire Pacific Ltd., Class A (l)	1,093
		2,137
	Hungary - 0.8%
32	Magyar Telekom Rt ADR (l)	748

SHARES		SECURITY DESCRIPTION	VALUE
		Italy - 5.1%
118		Banca Intesa S.p.A. (l)	$550
70		ENI S.p.A. (c) (l)	1,879
266		Telecom Italia S.p.A. RNC (l)	643
288		UniCredito Italiano S.p.A. (l)	1,608
			4,680
		Japan - 20.5%
-	(h)	Central Japan Railway Co. (l)	918
41		Daiichi Sankyo Co., Ltd. (a) (l)	749
181		Daiwa Securities Group, Inc. (c) (l)	1,487
18		Honda Motor Co., Ltd. (l)	1,012
203		Itochu Corp. (c) (l)	1,391
-	(h)	Japan Tobacco, Inc. (l)	1,771
118		Konica Minolta Holdings, Inc. (c) (l)	979
260		Kubota Corp. (l)	1,892
189		Mitsubishi Electric Corp. (l)	1,133
-	(h)	Mitsubishi Tokyo Financial Group, Inc. (l)	1,621
95		Mitsui & Co., Ltd. (c) (l)	1,166
1		NTT DoCoMo, Inc. (l)	1,119
164		Shimizu Corp. (c) (l)	1,113
51		Toyota Motor Corp. (l)	2,370
			18,721
		Luxembourg - 1.3%
48		Arcelor (l)	1,143
		Netherlands - 5.8%
79		ING Groep N.V. CVA (l)	2,269
44		Koninklijke Philips Electronics N.V. (l)	1,142
57		Koninklijke Wessanen N.V. CVA (c) (l)	830
111		Royal KPN N.V. (l)	1,050
			5,291
		Norway - 0.6%
43		Bergesen Worldwide Gas ASA, (a) (l)	517
		Russia - 0.7%
12		LUKOIL ADR (l)	656
		South Korea - 1.8%
15		Kookmin Bank ADR (l)	865
1		Samsung Electronics Co., Ltd. (l)	755
			1,620

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 43

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Spain - 0.8%
44	Telefonica S.A. (l)	$709
	Sweden - 1.2%
61	Atlas Copco AB, Class A (l)	1,106
	Switzerland - 2.7%
44	Compagnie Financiere Richemont AG, Class A (l)	1,658
5	Zurich Financial Services AG (a) (l)	821
		2,479
	United Kingdom - 21.4%
186	BAE Systems plc (l)	1,090
225	Barclays plc (l)	2,232
325	BP plc (l)	3,601
90	British American Tobacco plc (l)	1,973
96	Cadbury Schweppes plc (l)	944
170	HSBC Holdings plc (l)	2,675
322	International Power plc (a) (l)	1,322
83	National Grid plc (l)	760
130	Prudential plc (l)	1,095
72	Royal Bank of Scotland Group plc (l)	1,981
203	Tesco plc (l)	1,083
171	TI Automotive Ltd., Class A (a) (f) (l)	-	(h)
35	Wolseley plc (l)	708
		19,464
	Total Common Stocks (Cost $71,546)	84,475
Short-Term Investments - 5.7%
	Investment Company - 5.4%
4,939	JPMorgan Prime Money Market Fund (b)	4,939
PRINCIPAL AMOUNT
	U.S. Government Securities - 0.3%
$280	U.S. Treasury Bills 3.40%, 12/08/05 (k) (n)	279
	Total Short-Term Investments (Cost $5,218)	5,218

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - 7.9%
	Certificates of Deposit - 0.3%
$300 Credit Suisse First Boston	FRN, 4.08%, 10/17/06	$300
	Commercial Paper - 2.7%
299	Barton Capital Corp. 3.81%, 11/02/05	299
300	DaimlerChrysler Revolving Auto 3.82%, 11/01/05	300
299	Master Fund LLC Series B, 3.95%, 11/15/05	299
300	Morgan Stanley FRN, 4.14%, 04/17/06	300
348	Park Granada LLC 3.99%, 12/09/05	348
299	Sheffield Receivable Corp. 3.81%, 11/01/05	299
299	Three River Funding Corp. 3.81%, 11/01/05	299
300	UBS Finance, Inc. 3.81%, 11/01/05	300
		2,444
	Repurchase Agreements - 4.9%
1,000	Credit Suisse First Boston LLC, 4.06%, dated 10/31/05, due 12/19/05, repurchase price $1,006, collateralized by U.S. Government Agency Mortgages. (i)	1,000
1,000	Goldman Sachs & Co., 4.06%, dated 10/31/05, due 11/23/05, repurchase price $1,003, collateralized by U.S. Government Agency Mortgages. (i)	1,000
1,246	HSBC Securities, Inc., 4.02%, dated 10/31/05, due 11/01/05, repurchase price $1,246, collateralized by U.S. Government Agency Securities.	1,246

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 44

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - continued
	Repurchase Agreements - Continued
$1,200	UBS Securities LLC, 4.05%, dated 10/31/05, due 11/01/05, repurchase price $1,200, collateralized by U.S. Government Agency Securities.	$1,200
		4,446
	Total Investments of Cash Collateral for Securities Loaned (Cost $7,190)	7,190
	Total Investments - 106.3% (Cost $83,954)	$96,883
	Liabilities in Excess of Other Assets - (6.3)%	(5,780)
	NET ASSETS - 100.0%	$91,103

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocations by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	19.6%
Oil, Gas & Consumable Fuels	10.6
Automobiles	5.6
Insurance	4.7
Machinery	4.3
Capital Markets	4.1
Tobacco	4.1
Diversified Financial Services	3.7
Trading Companies & Distributors	3.6
Diversified Telecommunication Services	3.5
Multi-Utilities	3.0
Electric Utilities	2.7
Metals & Mining	2.2
Electrical Equipment	2.1
Chemicals	2.0
Food Products	1.9
Textiles, Apparel & Luxury Goods	1.8
Household Durables	1.3
Aerospace & Defense	1.2
Construction & Engineering	1.2
Food & Staples Retailing	1.2
Wireless Telecommunication Services	1.2
Office Electronics	1.1
Real Estate	1.1
Road & Rail	1.0
Other (less than 1.0%)	3.9
Investments of Cash Collateral for Securities on Loan	7.9
Short-Term Investments	5.7

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
46	Dow Jones Euro Stoxx Index	December, 2005	$1,828	$(15)
18	FTSE 100 Index	December, 2005	1,696	(13)
10	Topix Index	December, 2005	1,246	103
				$75

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 45

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
5,743	AUD	11/25/05	$4,368	$4,292	$(76)
185 180	AUD for CHF	11/25/05	140#	138#	(2)
569 238	AUD for GBP	11/25/05	422#	425#	3
273 351	AUD for SGD	11/25/05	208#	204#	(4)
1,202	CHF	11/25/05	968	934	(34)
408 418	CHF for AUD	11/25/05	312#	317#	5
516 333	CHF for EUR	11/25/05	399#	401#	2
14,114	DKK	11/25/05	2,335	2,269	(66)
4,699	EUR	11/25/05	5,748	5,638	(110)
730 1,126	EUR for CHF	11/25/05	875#	875#	-(h)
319 218	EUR for GBP	11/25/05	385#	382#	(3)
362 48,329	EUR for JPY	11/25/05	416#	434#	18
4,071	GBP	11/25/05	7,344	7,204	(140)
252 588	GBP for AUD	11/25/05	439#	446#	7
511 747	GBP for EUR	11/25/05	896#	904#	8
267 3,727	GBP for SEK	11/25/05	469#	472#	3
1,386	HKD	11/25/05	178	178	- (h)
443,921	JPY	11/25/05	4,032	3,824	(208)
1,975	NOK	11/25/05	310	304	(6)
627 758	NOK for SEK	11/25/05	95#	96#	1
21,694	SEK	11/25/05	2,860	2,729	(131)
7,170 770	SEK for EUR	11/25/05	924#	902#	(22)
4,206 310	SEK for GBP	11/25/05	548#	529#	(19)
1,391 1,164	SEK for NOK	11/25/05	179#	175#	(4)
2,266	SGD	11/25/05	1,371	1,339	(32)
394 308	SGD for EUD	11/25/05	230#	233#	3
			$36,451	$35,644	$(807)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
467		AUD11/25/05	$351	$349	$2
1,655		CHF11/25/05	1,302	1,286	16
13,995		EUR11/25/05	17,711	17,271	440
1,010		GBP11/25/05	1,807	1,786	21
1,568		HKD11/25/05	202	202	-(h)
560,905		JPY11/25/05	5,097	4,830	267
3,500		NOK11/25/05	540	538	2
3,145		SEK11/25/05	412	396	16
1,110		SGD11/25/05	659	655	4
			$28,081	$27,313	$768

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 46

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 97.9%
	Common Stocks - 97.9%
	Austria - 0.9%
3	Andritz AG (l)	$303
24	OMV AG (l)	1,298
		1,601
	Belgium - 3.8%
8	Bekaert S.A. (l)	670
22	Dexia (l)	466
21	Fortis (l)	600
20	KBC Groep S.A. (l)	1,669
13	Option N.V. (a) (c) (l)	829
7	Solvay S.A., Class A (l)	859
10	UCB S.A. (l)	478
10	Umicore (l)	986
		6,557
	Bermuda - 0.2%
46	Catlin Group Ltd. (l)	393
	Denmark - 1.3%
17	Novo-Nordisk A/S, Class B (l)	884
2	Sjaelso Gruppen (l)	456
14	TDC A/S (l)	790
		2,130
	Finland - 2.2%
16	Neste Oil OYJ (a) (l)	509
74	Nokia OYJ (l)	1,247
92	Perlos OYJ (l)	884
44	Sampo OYJ, Class A (l)	680
85	Scanfil OYJ (l)	442
		3,762
	France - 9.2%
5	Assurances Generales de France (l)	522
4	Atos Origin S.A. (a) (l)	246
4	Bacou Dalloz (l)	394
42	BNP Paribas (l)	3,185
5	Cap Gemini S.A. (a) (l)	166
3	Ciments Francais (l)	338
74	Credit Agricole S.A. (c) (l)	2,160
7	Eiffage (c) (l)	581
6	Groupe Danone (c) (l)	644

SHARES	SECURITY DESCRIPTION	VALUE
	France - Continued
17	Nexity (l)	$765
3	Pernod-Ricard S.A. (c) (l)	596
6	Renault S.A. (c) (l)	514
36	Sanofi-Aventis (c) (l)	2,858
4	Societe Generale (l)	427
4	Total S.A. (l)	893
2	Vallourec (l)	820
10	Vinci S.A. (l)	772
		15,881
	Germany - 10.7%
9	Allianz AG (l)	1,256
39	Balda AG (l)	446
12	BASF AG (l)	847
21	Comdirect Bank AG (a) (l)	166
46	Commerzbank AG (l)	1,208
26	Continental AG (l)	1,959
34	DaimlerChrysler AG (l)	1,710
24	Deutsche Bank AG (l)	2,202
88	Deutsche Lufthansa AG (c) (l)	1,178
71	Deutsche Telekom AG (l)	1,251
19	Fresenius Medical Care AG (c) (l)	1,679
63	Lanxess AG (a) (l)	1,818
12	MTU Aero Engines Holding AG (a) (l)	350
4	Muenchener Rueckversicherungs AG (l)	520
13	Schering AG (l)	818
1	Solar World AG (l)	97
21	Software AG (l)	962
		18,467
	Greece - 1.0%
16	EFG Eurobank Ergasias S.A. (l)	476
84	Hellenic Petroleum S.A. (l)	1,192
		1,668
	Hungary - 0.5%
98	Magyar Telekom Rt (l)	463
4	Mol Magyar Olaj - es Gazipari Rt (l)	379
		842
	Ireland - 0.3%
185	Fyffes plc (l)	537

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 47

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Italy - 5.5%
53	Azimut Holding S.p.A. (l)	$382
273	Banca Intesa S.p.A. (l)	1,277
60	Banche Popolari Unite Scrl (l)	1,270
44	Banco Popolare di Verona e Novara Scrl (l)	814
46	Benetton Group S.p.A. (l)	482
25	Biesse S.p.A. (l)	205
42	Buongiorno Vitaminic S.p.A. (a) (l)	167
100	Enel S.p.A. (c) (l)	804
96	ENI S.p.A. (c) (l)	2,582
163	Risanamento S.p.A. (l)	753
301	Telecom Italia S.p.A RNC (l)	729
		9,465
	Luxembourg - 1.0%
53	Arcelor S.A. (l)	1,263
37	Tenaris S.A. (l)	401
		1,664
	Netherlands - 6.8%
106	ABN Amro Holdings N.V. (l)	2,500
29	ASML Holding N.V. (a) (l)	496
30	Fugro N.V. CVA (l)	814
41	Getronics N.V. (l)	509
9	Koninklijke BAM Groep N.V. (l)	739
32	Koninklijke Philips Electronics N.V. (l)	844
276	Royal KPN N.V. (l)	2,627
8	SBM Offshore N.V. (l)	586
11	Smit Internationale N.V. (l)	646
19	TomTom (a) (c) (l)	725
12	Unilever N.V. CVA (c) (l)	836
11	Univar N.V. (l)	426
		11,748
	Norway - 3.5%
53	Aker ASA, Class A (a) (c) (l)	1,343
11	Aker Kvaerner ASA (a) (c) (l)	573
18	Aker Yards ASA (c) (l)	861
11	Fred Olsen Energy ASA (a) (c) (l)	290
35	Ocean RIG ASA (a) (l)	387
18	ProSafe ASA (l)	630
5	Solstad Offshore ASA (l)	75
195	Telenor ASA (l)	1,898
		6,057

SHARES	SECURITY DESCRIPTION	VALUE
	Portugal - 0.4%
261	Banco Commercial Portugues S.A. (c) (l)	$661
	Spain - 3.0%
15	Abengoa S.A. (l)	248
6	ACS Actividades Cons y Serv S.A. (l)	167
73	Banco Bilbao Vizcaya Argentaria S.A. (l)	1,282
47	Fadesa Inmobiliaria S.A. (l)	1,590
49	Repsol YPF S.A. (c) (l)	1,453
30	Telefonica S.A. (l)	486
		5,226
	Sweden - 6.3%
26	Boliden AB, Class B (a) (l)	131
23	Electrolux AB, Class B (l)	528
42	Eniro AB (l)	462
140	ForeningsSparbanken AB (l)	3,444
22	Hexagon AB (l)	510
125	Nordea Bank AB (l)	1,228
29	Saab AB (l)	509
65	SKF AB (l)	823
42	Svenska Cellulosa AB, Class B (l)	1,408
52	Tele2 AB (l)	492
265	TeliaSonera AB (l)	1,294
		10,829
	Switzerland - 10.9%
11	Actelion Ltd. (a) (c) (l)	1,208
2	Banque Cantonale Vaudoise (l)	451
6	Charles Voegele Holding AG (l)	457
60	Clariant AG (a) (l)	806
42	Compagnie Financiere Richemont AG, Class A (l)	1,600
29	Credit Suisse Group (l)	1,272
3	Lonza Group AG (l)	168
10	Nestle S.A. (l)	3,081
66	Novartis AG (l)	3,543
2	Panalpina Welttransport Holding AG (a) (l)	169
12	Roche Holding AG (l)	1,763
2	St Galler Kantonalbank (l)	497
10	Swiss Life Holding (a) (l)	1,559
21	Xstrata plc (l)	478
10	Zurich Financial Services AG (a) (l)	1,685
		18,737

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 48

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Turkey - 0.3%
80	Turkiye Is Bankasi, Class C (l)	$555
	United Kingdom - 30.1%
43	Anglo American plc (l)	1,285
80	AstraZeneca plc (l)	3,585
46	Aviva plc (l)	547
225	Babcock International Group plc (l)	748
67	Barclays plc (l)	664
41	BHP Billiton plc (l)	603
340	Brit Insurance Holdings plc (l)	506
157	British Airways plc (a) (l)	838
65	British American Tobacco plc (l)	1,438
115	British Energy Group plc (a) (l)	906
127	British Land Co. plc (l)	1,998
46	Bunzl plc (l)	461
24	Burren Energy plc (l)	344
135	Charter plc (a) (l)	930
829	Corus Group plc (l)	703
43	CSR plc (a) (l)	551
58	Diageo plc (l)	859
191	Evolution Group plc (l)	468
133	GlaxoSmithKline plc (l)	3,453
30	GUS plc (l)	454
264	HSBC Holdings plc (United Kingdom Registered Shares) (l)	4,149
140	Imperial Chemical Industries plc (l)	715
110	International Power plc (a) (l)	451
224	ITV plc (l)	413
19	Kazakhmys plc (a) (l)	179
420	Legal & General Group plc (l)	798
73	Marks & Spencer Group plc (l)	539
127	National Grid plc (l)	1,165
294	O2 plc (l)	1,071
122	Old Mutual plc (l)	286
35	Peter Hambro Mining plc (a) (l)	483
26	Premier Oil plc (a) (l)	328
67	Punch Taverns plc (l)	870
58	Rexam plc (l)	496
76	RHM plc (a) (l)	348
13	Rio Tinto plc (l)	485
8,266	Rolls-Royce Group plc (a) (l)	1,621
229	Royal & Sun Alliance Insurance Group plc (l)	389

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom - Continued
108	Royal Dutch Shell plc, Class B (l)	$3,519
102	Scottish Power plc (l)	996
91	Serco Group plc (l)	429
64	SIG plc (l)	773
41	Standard Chartered plc (l)	868
94	Tate & Lyle plc (l)	771
16	Telewest Global, Inc. (a) (l)	360
5	TI Automotive Ltd., Class A (a) (f) (l)	-	(h)
127	Tullow Oil plc (l)	546
71	United Utilities plc (l)	785
40	Vedanta Resources plc (l)	401
38	Viridian Group plc (l)	529
2,014	Vodafone Group plc (l)	5,287
48	WPP Group plc (l)	471
		51,862
	Total Common Stocks (Cost $158,872)	168,642
PRINCIPAL AMOUNT
Investments of Cash Collateral for Securities Loaned - 7.4%
	Certificates of Deposit - 0.6%
$500	Credit Suisse First Boston FRN, 4.08%, 10/17/06	500
504	Royal Bank of Canada FRN, 3.77%, 11/13/06	504
		1,004
	Commercial Paper - 2.7%
599	Barton Capital Corp. 3.81%, 11/02/05	599
499	DaimlerChrysler Revolving Auto 3.82%, 11/01/05	499
598	Master Fund LLC, Series B 3.95%, 11/15/05	598
600	Morgan Stanley FRN, 4.14%, 04/17/06	600
596	Park Granada LLC 3.99%, 12/09/05	596
649	Sheffield Receivable Corp. 3.81%, 11/01/05	649

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 49

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - continued
	Commercial Paper - Continued
$599	Three River Funding Corp. 3.81%, 11/01/05	$599
499	UBS Finance, Inc. 3.81%, 11/01/05	499
		4,639
	Repurchase Agreements - 4.1%
2,500	Barclays Capital, 4.03%, dated 10/31/05, due 11/01/05, repurchase price $2,500, collateralized by U.S. Government Agency Securities.	2,500
1,900	Credit Suisse First Boston LLC, 4.06%, dated 10/31/05, due 12/19/05, repurchase price $1,911, collateralized by U.S. Government Agency Mortgages. (i)	1,900
2,000	Goldman Sachs & Co., 4.06%, dated 10/31/05, due 11/23/05, repurchase price $2,005, collateralized by U.S. Government Agency Mortgages. (i)	2,000
739	Morgan Stanley, 4.08%, dated 10/31/05, due 11/01/05, repurchase price $739, collateralized by U.S. Government Agency Mortgages.	739
		7,139
	Total Investments of Cash Collateral for Securities Loaned (Cost $12,782)	12,782
	Total Investments - 105.3% (Cost $171,654)	$181,424
	Liabilities in Excess of Other Assets - (5.3)%	(9,125)
	NET ASSETS - 100.0%	$172,299

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following represents the allocation by industry for common stocks and other investments based on net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	16.9%
Pharmaceuticals	8.9
Oil, Gas & Consumable Fuels	7.2
Diversified Telecommunication Services	5.8
Insurance	4.1
Metals & Mining	3.8
Wireless Telecommunication Services	3.7
Food Products	3.1
Energy Equipment & Services	2.7
Chemicals	2.6
Capital Markets	2.0
Construction & Engineering	2.0
Diversified Financial Services	2.0
Household Durables	1.7
Electric Utilities	1.6
Real Estate	1.6
Aerospace & Defense	1.4
Automobiles	1.3
Airlines	1.2
Communications Equipment	1.2
Financials	1.2
Machinery	1.2
Textiles, Apparel & Luxury Goods	1.2
Auto Components	1.1
Electrical Equipment	1.1
Health Care Providers & Services	1.0
Media	1.0
Software	1.0
Other (less than 1.0%)	14.3
Investments of Cash Collateral for Securities on Loan	7.4

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 50

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 99.5%
	Common Stocks - 98.4%
	Australia - 1.0%
71	News Corp. CDI (l)	$1,011
338	Southern Pacific Petroleum NL (a) (f) (l)	-	(h)
		1,011
	Belgium - 0.9%
8	Solvay S.A., Class A (l)	912
	Brazil - 1.1%
20	Petroleo Brasileiro S.A. ADR (l)	1,129
	China - 1.0%
3,532	China Construction Bank (a) (l)	1,071
	Finland - 3.6%
42	Metso OYJ (l)	1,084
114	Nokia OYJ (l)	1,912
25	Tietoenator OYJ (l)	797
		3,793
	France - 12.7%
66	AXA S.A. (l)	1,923
30	BNP Paribas (l)	2,255
11	Compagnie Generale des Etablissements Michelin, Class B (l)	587
14	LVMH Moet Hennessy Louis Vuitton S.A. (l)	1,101
18	Peugeot S.A. (l)	1,082
12	Schneider Electric S.A. (l)	1,013
49	Suez S.A. (l)	1,335
17	Total S.A. (l)	4,183
		13,479
	Germany - 5.6%
57	Bayer AG (l)	1,980
13	Bayerische Motoren Werke AG (l)	587
25	E.On AG (l)	2,247
7	SAP AG (l)	1,179
		5,993
	Greece - 0.5%
20	OPAP S.A. (l)	580

SHARES		SECURITY DESCRIPTION	VALUE
		Hong Kong - 2.0%
110		Henderson Land Development Co., Ltd. (l)	$492
187		Swire Pacific Ltd., Class A (l)	1,683
			2,175
		Ireland - 1.1%
45		CRH plc (l)	1,117
		Italy - 2.2%
349		Telecom Italia S.p.A. (l)	1,011
243		UniCredito Italiano S.p.A. (l)	1,357
			2,368
		Japan - 18.6%
7		Aiful Corp. (l)	535
-	(h)	Central Japan Railway Co. (l)	1,820
248		Daiwa Securities Group, Inc. (l)	2,037
21		Elpida Memory, Inc. (a) (l)	536
13		Honda Motor Co., Ltd. (l)	701
345		Itochu Corp. (l)	2,365
-	(h)	Japan Tobacco, Inc. (l)	901
149		Konica Minolta Holdings, Inc. (l)	1,232
106		Kubota Corp. (l)	771
-	(h)	Mitsubishi Tokyo Financial Group, Inc. (l)	3,242
192		Mitsui Chemicals, Inc. (l)	1,150
1		NTT DoCoMo, Inc. (l)	1,798
29		Sony Corp. (l)	957
26		Toyota Motor Corp. (l)	1,192
23		Yakult Honsha Co., Ltd. (l)	570
			19,807
		Netherlands - 6.7%
150		Hagemeyer N.V. (a) (l)	406
65		ING Groep N.V. CVA (l)	1,887
68		Koninklijke Philips Electronics N.V. (l)	1,770
23		Koninklijke Wessanen N.V. CVA (l)	337
193		Royal KPN N.V. (l)	1,837
20		Royal Numico N.V. (a) (l)	828
			7,065
		Norway - 1.7%
40		Statoil ASA (l)	897
88		Telenor ASA (l)	861
			1,758

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 51

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Portugal - 1.1%
131	Portugal Telecom SGPS S.A. (l)	$1,185
	South Korea - 1.9%
12	Kookmin Bank ADR (l)	704
13	LG.Philips LCD Co. Ltd ADR (a) (l)	246
2	Samsung Electronics Co., Ltd. (l)	1,064
		2,014
	Sweden - 1.3%
73	Atlas Copco AB (l)	1,331
	Switzerland - 8.9%
28	Compagnie Financiere Richemont AG, Class A (l)	1,078
22	Roche Holding AG (l)	3,346
16	Swiss Reinsurance (l)	1,050
13	Synthes, Inc. (l)	1,326
21	UBS AG (l)	1,815
5	Zurich Financial Services AG (a) (l)	889
		9,504
	Taiwan - 1.1%
89	HON HAI Precision Industry Co., Ltd. GDR (e) (l)	769
53	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (l)	432
		1,201
	Thailand - 0.8%
352	Bangkok Bank plc (l)	893
	United Kingdom - 24.6%
20	AstraZeneca plc (l)	915
129	Barclays plc (l)	1,277
171	BG Group plc (l)	1,505
136	BP plc (l)	1,508
51	British American Tobacco plc (l)	1,124
83	British Sky Broadcasting plc (l)	753
168	Cadbury Schweppes plc (l)	1,656
110	HSBC Holdings plc (United Kingdom Registered Shares) (l)	1,733
25	Imperial Tobacco Group plc (l)	715
83	Intercontinental Hotels Group plc (l)	1,039

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom - Continued
399	International Power plc (a) (l)	$1,639
32	Reckitt Benckiser plc (l)	972
111	Royal Bank of Scotland Group plc (l)	3,078
106	Scottish & Newcastle plc (l)	881
37	Scottish & Southern Energy plc (l)	640
384	Tesco plc (l)	2,045
1,327	Vodafone Group plc (l)	3,484
59	Wolseley plc (l)	1,194
		26,158
	Total Common Stocks (Cost $83,179)	104,544
	Preferred Stock - 1.1% Brazil - 1.1%
33	Cia Vale do Rio Doce ADR (l) (Cost $789)	1,218
	Total Long-Term Investments (Cost $83,968)	105,762
PRINCIPAL AMOUNT
Short-Term Investment - 0.1%
$80	U.S. Treasury Bills
	3.40%, 12/08/05 (n)	80
	(Cost $80)
	Total Investments - 99.6% (Cost $84,048)	$105,842
	Other Assets in Excess of Liabilities - 0.4%	456
	NET ASSETS - 100.0%	$106,298

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 52

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SUMMARY OF INVESTMENTS BY INDUSTRY,
OCTOBER 31, 2005

The following table presents the portfolio investments of the Fund by industry classifications as a percentage of net assets:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	8.7
Wireless Telecommunication Services	5.0
Diversified Telecommunication Services	4.6
Pharmaceuticals	4.0
Chemicals	3.8
Trading Companies & Distributors	3.7
Capital Markets	3.6
Insurance	3.6
Diversified Financial Services	3.4
Automobiles	3.3
Food Products	3.2
Machinery	3.0
Multi-Utilities	2.8
Electric Utilities	2.7
Household Durables	2.6
Tobacco	2.6
Textiles, Apparel & Luxury Goods	2.0
Food & Staples Retailing	1.9
Communications Equipment	1.8
Media	1.7
Road & Rail	1.7
Semiconductors & Semiconductor Equipment	1.4
Health Care Equipment & Supplies	1.2
Office Electronics	1.2
Construction Materials	1.1
Metals & Mining	1.1
Software	1.1
Electrical Equipment	1.0
REITS - Hotels	1.0
Other (less than 1.0%)	5.6

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 53

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
10,656	AUD	11/09/05	$8,108	$7,967	$(141)
279 272	AUD for CHF	11/09/05	211#	209	(2)
836 350	AUD for GBP	11/09/05	620#	624	4
810 1,044	AUD for SGD	11/09/05	616#	606	(10)
3,313	CHF	11/09/05	2,598	2,568	(30)
729 745	CHF for AUD	11/09/05	557#	566	9
3,016 1,941	CHF for EUR	11/09/05	2,327#	2,340	13
478 211	CHF for GBP	11/09/05	374#	371	(3)
9,231	EUR	11/09/05	11,259	11,066	(193)
1,282	EUR for 1,986	CHF11/09/05	1,541#	1,536	(5)
516 352	EUR for GBP	11/09/05	622#	618	(4)
1,172 159,338	EUR for JPY	11/09/05	1,370#	1,406	36
7,014	GBP	11/09/05	12,479	12,414	(65)
337 788	GBP for AUD	11/09/05	589#	598	9
1,054 1,538	GBP for EUR	11/09/05	1,845#	1,865	20
957 189,672	GBP for JPY	11/09/05	1,631#	1,692	61
215 3,012	GBP for SEK	11/09/05	378#	381	3
14,479	HKD	11/09/05	1,866	1,868	2
3,514 252	HKD for GBP	11/09/05	446#	453	7
1,469,310	JPY	11/09/05	13,110	12,632	(478)
4,579	NOK	11/09/05	709	704	(5)
1,572 1,902	NOK for SEK	11/09/05	239#	242	3
26,806	SEK	11/09/05	3,518	3,368	(150)
6,019 645	SEK for EUR	11/09/05	774#	756	(18)
4,317 318	SEK for GBP	11/09/05	563#	543	(20)
2,188 1,855	SEK for NOK	11/09/05	285#	275	(10)
1,354	SGD	11/09/05	811	800	(11)
1,261 999	SGD for AUD	11/09/05	747#	745	(2)
1,126 384	SGD for GBP	11/09/05	680#	665	(15)
			$70,873	$69,878	$(995)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 54

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 10/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,028	AUD	11/09/05	$774	$769	$5
13,987	CHF	11/09/05	11,032	10,854	178
15,564	EUR	11/09/05	18,917	18,660	257
6,106	GBP	11/09/05	10,870	10,809	61
18,208	HKD	11/09/05	2,346	2,349	(3)
1,073,250	JPY	11/09/05	9,684	9,227	457
12,530	NOK	11/09/05	1,960	1,926	34
929	SGD	11/09/05	560	549	11
			$56,143	$55,143	$1,000

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 55

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments - 86.9%
		Common Stocks - 86.9%
		Auto Components - 5.1%
133		Denso Corp. (c) (l)	$3,789
543		Bosch Corp. (l)	2,880
80		Showa Aircraft Industry Co., Ltd. (l)	1,161
166		Showa Corp. (c) (l)	2,429
			10,259
		Automobiles - 7.0%
70		Honda Motor Co., Ltd. (l)	3,865
122		Nissan Motor Co., Ltd. (l)	1,281
194		Toyota Motor Corp. (l)	9,010
			14,156
		Building Products - 0.3%
87		Sanwa Shutter Corp. (c) (l)	541
		Capital Markets - 5.0%
-	(h)	Asset Managers Co., Ltd. (l)	830
483		Japan Asia Investment Co., Ltd. (l)	2,715
161		Matsui Securities Co., Ltd. (c) (l)	1,786
-	(h)	Kenedix, Inc. (l)	2,020
233		Nikko Cordial Corp. (l)	2,822
			10,173
		Chemicals - 0.9%
157		Zeon Corp. (l)	1,853
		Commercial Banks - 11.7%
588		Bank of Fukuoka Ltd. (c) (l)	4,569
473		Bank of Yokohama Ltd. (l)	3,851
489		Kansai Urban Banking Corp. (c) (l)	2,383
1		Mitsubishi Tokyo Financial Group, Inc. (l)	6,825
1		Sumitomo Mitsui Financial Group, Inc. (c) (l)	6,003
			23,631
		Commercial Services & Supplies - 3.7%
34		Arrk Corp. (l)	1,873
73		Diamond Lease Co., Ltd. (c) (l)	3,380
66		Park24 Co., Ltd. (c) (l)	1,559
-	(h)	Take And Give Needs Co., Ltd. (a) (c) (l)	650
			7,462

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment - 0.5%
136	Tamura Taiko Holdings, Inc. (l)	$910
	Consumer Finance - 0.8%
204	Nippon Shinpan Co., Ltd. (c) (l)	1,639
	Electronic Equipment & Instruments - 5.0%
351	Furukawa Electric Co., Ltd. (a) (c) (l)	1,670
22	Hoya Corp. (a) (l)	769
33	Iriso Electronics Co., Ltd. (l)	939
14	Miraial Co., Ltd. (a) (l)	1,147
52	Nidec Corp. (a) (c) (l)	2,966
18	TDK Corp. (l)	1,227
108	Toyo Corp. (l)	1,332
		10,050
	Food Products - 0.8%
70	Kibun Food Chemifa Co., Ltd. (l)	1,679
	Home Builders - 2.2%
536	Haseko Corp. (a) (l)	1,864
54	Token Corp. (l)	2,551
		4,415
	Household Durables - 2.1%
60	Daito Trust Construction Co., Ltd. (c) (l)	2,978
97	Japan General Estate Co., Ltd. (The) (l)	1,372
		4,350
	Internet & Catalog Retail - 0.8%
19	ASKUL Corp. (c) (l)	1,174
1	Rakuten, Inc. (c) (l)	541
		1,715
	Leisure Equipment & Products - 3.1%
439	Kinki Nippon Tourist Co., Ltd. (l)	1,837
83	Sega Sammy Holdings, Inc. (a) (l)	2,994
51	Resorttrust, Inc.	1,443
		6,274
	Machinery - 2.5%
101	Nabtesco Corp. (l)	847
8	NS Tool Co., Ltd. (l)	494

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 56

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Machinery - Continued
148		Ryobi Ltd. (l)	$869
13		SMC Corp. (l)	1,757
21		Takeuchi Manufacturing Co., Ltd. (l)	1,124
			5,091
		Media - 1.1%
108		Avex Group Holdings, Inc. (c) (l)	2,297
		Metals & Mining - 2.0%
320		Dowa Mining Co., Ltd. (l)	2,581
157		Sumitomo Metal Mining Co., Ltd. (l)	1,430
			4,011
		Multiline Retail - 1.9%
23		Don Quijote Co., Ltd. (l)	1,656
76		Izumi Co., Ltd. (c) (l)	2,278
			3,934
		Office Electronics - 2.1%
81		Canon, Inc. (l)	4,266
		Oil, Gas & Consumable Fuels - 2.7%
-	(h)	INPEX Corp. (l)	954
227		Nippon Mining Holdings, Inc. (l)	1,682
325		Nippon Oil Corp. (l)	2,775
			5,411
		Pharmaceuticals - 1.3%
75		Astellas Pharmaceutical, Inc. (l)	2,690
		Real Estate - 3.1%
42		Aeon Mall Co., Ltd. (l)	1,762
-	(h)	Arealink Co., Ltd. (l)	658
50		Diamond City Co., Ltd. (c) (l)	2,020
191		Tokyo Tatemono Co., Ltd. (c) (l)	1,584
29		Yuraku Real Estate Co., Ltd. (l)	169
			6,193
		Retail - 2.3%
124		Arcs Co., Ltd. (l)	1,878
-	(h)	Rex Holdings Co., Ltd. (l)	2,835
			4,713

SHARES		SECURITY DESCRIPTION	VALUE
		Road & Rail - 2.4%
488		Sankyu, Inc. (c) (l)	$1,941
174		Yamato Transport Co., Ltd. (l)	2,866
			4,807
		Semiconductors & Semiconductor Equipment - 2.0%
29		Advantest Corp. (c) (l)	2,110
115		Mimasu Semiconductor Industry Co., Ltd. (l)	1,876
			3,986
		Specialty Retail - 3.6%
182		EDION Corp. (l)	2,855
1		Geo Co., Ltd. (l)	2,627
27		USS Co., Ltd. (c) (l)	1,867
			7,349
		Textiles, Apparel & Luxury Goods - 0.8%
339		Descente Ltd. (l)	1,657
		Tobacco - 2.2%
-	(h)	Japan Tobacco, Inc. (l)	4,427
		Trading Companies & Distributors - 4.2%
179		Advan Co., Ltd. (l)	2,560
106		Mitsui & Co., Ltd. (l)	1,302
423		Sumitomo Corp. (l)	4,729
			8,591
		Wireless Telecommunication Services - 3.7%
4		NTT DoCoMo, Inc. (l)	7,462
		Total Common Stocks (Cost $157,346)	175,992
Investments of Cash Collateral for Securities Loaned - 11.4%
PRINCIPAL AMOUNT
		Certificates of Deposit - 0.9%
$895		Credit Suisse First Boston
		FRN, 4.08%, 10/17/06	895

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 57

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Investments of Cash Collateral for Securities Loaned - continued
	Certificates of Deposit - Continued
$1,008	Royal Bank of Canada FRN, 3.77%, 11/13/06	$1,008
		1,903
	Commercial Paper - 2.3%
798	Barton Capital Corp. 3.81%, 11/02/05	798
799	DaimlerChrysler Revolving Auto 3.82%, 11/01/05	799
797	Master Fund LLC Series B, 3.95%, 11/15/05	797
700	Morgan Stanley FRN, 4.14%, 04/17/06	700
745	Park Granada LLC 3.99%, 12/09/05	745
899	UBS Finance, Inc. 3.81%, 11/01/05	899
		4,738
	Repurchase Agreements - 8.2%
4,590	Banc of America Securities LLC, 4.07%, dated 10/31/05, due 11/01/05, repurchase price $4,591, collateralized by U.S. Government Agency Mortgages.	4,590

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Repurchase Agreements - Continued
$3,500	Credit Suisse First Boston LLC, 4.06%, dated 10/31/05, due 12/19/05, repurchase price $3,519, collateralized by U.S. Government Agency Mortgages. (i)	$3,500
3,900	Goldman Sachs & Co., 4.06%, dated 10/31/05, due 11/23/05, repurchase price $3,910, collateralized by U.S. Government Agency Mortgages. (i)	3,900
4,500	Morgan Stanley, 4.08%, dated 10/31/05, due 11/01/05, repurchase price $4,501, collateralized by U.S. Government Agency Mortgages.	4,500
		16,490
	Total Investments of Cash Collateral for Securities Loaned (Cost $23,131)	23,131
	Total Investments - 98.3% (Cost $180,477)	$199,123
	Other Assets in Excess of Liabilities- 1.7%	3,362
	NET ASSETS - 100.0%	$202,485

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 58

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF OCTOBER 31, 2005

(Amounts in thousands)

Abbreviations

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)  - Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)  - Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands).

Fund	Market Value	Percentage
Asia Equity Fund	$73,827	91.80%
Emerging Markets Equity Fund	116,588	57.90
International Equity Fund	2,547,169	94.82
International Growth Fund	4,808	94.29
International Opportunities Fund	134,400	95.44
International Value Fund	80,613	88.49
Intrepid European Fund	168,283	97.67
Intrepid International Fund	101,263	95.26
Japan Fund	175,992	86.92

(g)  - Amount rounds to less than 0.1%.

(h)  - Amount rounds to less than one thousand.

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)  - All or a portion of this security is segregated for current or potential holdings for forward foreign currency contracts.

(n)  - The rate shown is the effective yield at the date of purchase.

ADR  - American Depositary Receipt.

AUD  - Australian Dollar.

CAD  - Canadian Dollar.

CDI  - Certificate of Interbank Deposits

CHF  - Swiss Franc.

CVA  - Dutch Certification.

DKK  - Danish Krone.

EUR  - Euro.

FRN  - Floating Rate Note. The rate shown is the rate in effect as of October 31, 2005.

GBP  - British Pound.

GDR  - Global Depositary Receipt.

HKD  - Hong Kong Dollar.

JPY  - Japanese Yen.

NOK  - Norwegian Krone.

RNC  - Risparmio Non-Convertible Savings Shares.

SEK  - Swedish Krona.

SGD  - Singapore Dollar.

USD  - United States Dollar.

#  - For cross-currency exchange contracts, the settlement value is the market value at 10/31/05 of the currency being sold, and the value is the market value at 10/31/05 of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds 59

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Asia Equity Fund		Emerging Markets Equity Fund		International Equity Fund		International Growth Fund		International Opportunities Fund
ASSETS
Investments in non-affiliates, at value	$75,782		$186,899		$2,952,522		$5,081		$152,597
Investments in affiliates, at value	-		-		-		-		1
Total investment securities, at value	75,782		186,899		2,952,522		5,081		152,598
Cash	7,332		8,426		25,663		56		-
Foreign currency, at value	1,221		4,337		2,298		1		78
Receivables:
Investment securities sold	2,879		1,275		-		53		220
Fund shares sold	862		819		4,043		-		52
Interest and dividends	33		192		6,014		10		298
Tax reclaims	-		1		561		6		232
Variation margin on futures contracts	-		-		46		-		-
Unrealized appreciation on forward foreign currency exchange contracts	-		-		-		-		1,579
Prepaid expenses and other assets	-		-		-	(b)	-		-
Total Assets	88,109		201,949		2,991,147		5,207		155,057
LIABILITIES
Payables:
Due to custodian	-		-		-		-		37
Investment securities purchased	7,236		-		-		49		-
Collateral for securities lending program	-		-		299,443		-		12,033
Fund shares redeemed	280		47		2,524		-		156
Unrealized depreciation on forward foreign currency exchange contracts	-		-		-		-		1,798
India capital gains tax	-		136		-		-		-
Accrued liabilities:
Investment advisory fees	45		130		1,822		3		74
Administration fees	6		18		205		1		13
Shareholder servicing fees	14		34		143		1		21
Distribution fees	1		4		52		2		2
Custodian and accounting fees	46		102		406		-		44
Trustees' fees - deferred compensation plan	-	(b)	1		11		-	(b)	2
Registration fees	3		-	(b)	10		15		-
Professional fees	52		56		65		37		51
Other	5		10		245		-		20
Total Liabilities	7,688		538		304,926		108		14,251
NET ASSETS	$80,421		$201,411		$2,686,221		$5,099		$140,806

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds60

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund	International Opportunities Fund
NET ASSETS
Paid in capital	$69,888	$257,864	$2,227,762	$4,971	$211,858
Accumulated undistributed (distributions in excess of) net investment income	391	365	8,361	(5)	2,419
Accumulated net realized gains (losses) from investments, futures and foreign exchange transactions	3,475	(82,841)	36,381	(837)	(105,009)
Net unrealized appreciation (depreciation) from investments, futures and foreign exchange translations	6,667	26,023	413,717	970	31,538
Net Assets	$80,421	$201,411	$2,686,221	$5,099	$140,806
Net Assets:
Class A	$2,445	$8,385	$128,392	$4,092	$7,852
Class B	-	3,108	12,463	1,007	980
Class C	-	-	25,279	-	-
Select Class	69,986	127,937	2,520,087	-	74,050
Institutional Class	7,990	61,981	-	-	57,924
Total	$80,421	$201,411	$2,686,221	$5,099	$140,806
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	113	686	4,166	408	676
Class B	-	256	407	102	85
Class C	-	-	827	-	-
Select Class	3,207	10,354	81,548	-	6,300
Institutional Class	366	4,971	-	-	4,901
Total	3,686	16,267	86,948	510	11,962

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds61

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund	International Opportunities Fund
NET ASSETS
Class A - Redemption price per share	$21.68	$12.23	$30.82	$10.04	$11.62
Class B - Offering price per share (a)	$-	$12.14	$30.65	$9.84	$11.53
Class C - Offering price per share (a)	$-	$-	$30.57	$-	$-
Select Class - Offering and redemption price per share	$21.82	$12.36	$30.90	$-	$11.75
Institutional Class - Offering and redemption price per share	$21.84	$12.47	$-	$-	$11.82
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$22.88	$12.90	$32.53	$10.59	$12.27
Cost of investments	$69,115	$160,681	$2,538,608	$4,109	$120,856
Cost of foreign currency	$1,221	$4,437	$2,441	$1	$78
Market value of securities on loan	$-	$-	$286,640	$-	$11,526

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds62

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	International Value Fund		Intrepid European Fund	Intrepid International Fund		Japan Fund
ASSETS
Investments in non-affiliates, at value	$91,944		$181,424	$105,842		$199,123
Investments in affiliates, at value	4,939		-	-		-
Total investment securities, at value	96,883		181,424	105,842		199,123
Cash	497		16,487	-		43,861
Foreign currency, at value	509		37	171		-
Receivables:				.
Investment securities sold	-		22,822	705		15,705
Fund shares sold	98		364	-	(b)	10,230
Interest and dividends	176		80	227		324
Tax reclaims	256		74	67		-
Variation margin on futures contracts	107		-	-		-
Unrealized appreciation on forward foreign currency exchange contracts	818		-	1,170		-
Total Assets	99,344		221,288	108,182		269,243
LIABILITIES
Payables:
Due to custodian	-		-	488		-
Investment securities purchased	-		35,720	53		43,341
Collateral for securities lending program	7,190		12,782	-		23,131
Fund shares redeemed	30		179	-		17
Variation margin payable	-		2	2		-
Unrealized depreciation on forward foreign currency exchange contracts	857		-	1,165		-
Accrued liabilities:
Investment advisory fees	45		85	65		116
Administration fees	8		15	9		9
Shareholder servicing fees	12		26	1		29
Distribution fees	1		18	1		30
Custodian and accounting fees	23		69	36		23
Trustees' fees - deferred compensation plan	-	(b)	2	-	(b)	-	(b)
Registration fees	2		2	2		4
Professional fees	54		50	44		35
Other	19		39	18		23
Total Liabilities	8,241		48,989	1,884		66,758
NET ASSETS	$91,103		$172,299	$106,298		$202,485

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds63

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
NET ASSETS
Paid in capital	$97,451	$137,459	$104,081	$179,555
Accumulated undistributed (distributions in excess of) net investment income	1,208	1,591	1,340	-
Accumulated net realized gains (losses) from investments, futures and foreign exchange transactions	(20,569)	23,467	(20,917)	4,297
Net unrealized appreciation (depreciation) from investments, futures and foreign exchange translations	13,013	9,782	21,794	18,633
Net Assets	$91,103	$172,299	$106,298	$202,485
Net Assets:
Class A	$2,891	$35,445	$2,700	$200,558
Class B	1,314	12,716	-	1,927
Class C	-	3,730	-	-
Select Class	52,274	71,960	-	-
Institutional Class	34,624	48,448	103,598	-
Total	$91,103	$172,299	$106,298	$202,485
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	230	1,533	156	22,108
Class B	106	585	-	226
Class C	-	172	-	-
Select Class	4,131	3,091	-	-
Institutional Class	2,727	2,059	5,914	-
Total	7,194	7,440	6,070	22,334

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds64

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF OCTOBER 31, 2005

(Amounts in thousands, except per share amounts)

	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
NET ASSETS
Class A - Redemption price per share	$12.59	$23.12	$17.24	$9.07
Class B - Offering price per share (a)	$12.40	$21.74	$-	$8.53
Class C - Offering price per share (a)	$-	$21.72	$-	$-
Select Class - Offering and redemption price per share	$12.65	$23.28	$-	$-
Institutional Class - Offering and redemption price per share	$12.70	$23.53	$17.52	$-
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$13.29	$24.40	$18.20	$9.57
Cost of investments	$83,954	$171,654	$84,048	$180,477
Cost of foreign currency	$510	$37	$173	$-
Market value of securities on loan	$6,829	$12,338	$-	$21,900

  (a)  Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds65

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2005

(Amounts in thousands)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Growth Fund	International Opportunities Fund
INVESTMENT INCOME
Dividends	$1,438	$3,130	$65,922	$102	$4,824
Interest income	- (b)	60	517	3	3
Dividend income from affiliates (a)	-	-	51	- (b)	47
Income from securities lending (net)	-	8	2,166	-	164
Foreign taxes withheld	(173)	(330)	(5,863)	(8)	(341)
Total investment income	1,265	2,868	62,793	97	4,697
EXPENSES
Investment advisory fees	466	1,319	19,314	41	1,101
Administration fees	54	153	2,640	6	222
Distribution fees	3	21	488	17	33
Shareholder servicing fees	96	243	5,743	12	308
Custodian and accounting fees	134	194	923	68	139
Interest expense	3	1	-	-	2
Professional fees	71	74	106	45	72
Trustees' fees	1	2	28	- (b)	2
Printing and mailing costs	4	17	145	10	27
Registration and filing fees	42	42	71	28	44
Transfer agent fees	29	52	410	27	80
India capital gains	-	40	-	-	-
Other	10	14	106	6	25
Total expenses	913	2,172	29,974	260	2,055
Less amounts waived	(225)	(90)	(4,863)	(49)	(110)
Less expense reimbursements	(4)	(7)	-	(109)	-
Less reimbursement for legal matters	-	-	(5)	-	-
Net expenses	684	2,075	25,106	102	1,945
Net Investment Income (Loss)	581	793	37,687	(5)	2,752
REALIZED/ UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$4,226	$21,401	$151,724	$314	$30,099
Futures	-	-	-	-	112
Foreign currency transactions	(53)	(282)	(237)	(5)	912
Change in net unrealized appreciation/ depreciation of:
Investments	2,113	9,533 (c)	65,329	406	(3,971)
Futures	-	-	-	-	2
Foreign currency translations	(5)	(101)	(261)	(1)	(771)
Net realized/ unrealized gains (losses)	6,281	30,551	216,555	714	26,383
Change in net assets resulting from operations	$6,862	$31,344	$254,242	$709	$29,135
(a) Includes reimbursement of investments advisory, administration and shareholder servicing fees	$-	$-	$23	$-	$3

  (b)  Amount rounds to less than $1,000.

  (c)  Net of deferred India Country Tax of $96,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds66

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED OCTOBER 31, 2005

(Amounts in thousands)

	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
INVESTMENT INCOME
Dividends	$2,143	$3,624	$3,655	$938
Interest income	6	3	11	14
Dividend income from affiliates (a)	82	-	-	-
Income from securities lending (net)	43	151	-	113
Foreign taxes withheld	(172)	(357)	(255)	(66)
Total investment income	2,102	3,421	3,411	999
EXPENSES
Investment advisory fees	417	876	1,182	804
Administration fees	81	158	168	93
Distribution fees	10	214	9	207
Shareholder servicing fees	123	277	145	201
Custodian and accounting fees	52	206	98	54
Interest expense	1	3	1	- (b)
Professional fees	69	68	62	51
Trustees' fees	1	2	2	1
Printing and mailing costs	9	33	13	20
Registration and filing fees	49	65	9	31
Transfer agent fees	56	126	26	34
Other	11	17	20	5
Total expenses	879	2,045	1,735	1,501
Less amounts waived	(98)	(207)	(314)	(87)
Less expense reimbursements	(13)	(7)	(7)	-
Net expenses	768	1,831	1,414	1,414
Net Investment Income (Loss)	1,334	1,590	1,997	(415)
REALIZED/ UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$6,294	$23,636	$20,437	$5,567
Futures	202	38	178	-
Foreign currency transactions	(50)	4	505	57
Change in net unrealized appreciation/ depreciation of:
Investments	5,489	1,424	168	17,935
Futures	76	-	(4)	-
Foreign currency translations	(130)	(7)	(343)	(19)
Net realized/ unrealized gains (losses)	11,881	25,095	20,941	23,540
Change in net assets resulting from operations	$13,215	$26,685	$22,938	$23,125
(a) Includes reimbursement of investments advisory, administration and shareholder servicing fees	$5	$-	$-	$-

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds67

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$581	$376	$793	$876
Net realized gain (loss) on investments and foreign currency transactions	4,173	2,207	21,119	23,773
Change in net unrealized appreciation/ depreciation of investments and foreign currency translations	2,108	(1,817)	9,432	(5,539)
Change in net assets resulting from operations	6,862	766	31,344	19,110
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(9)	(2)	(9)	(3)
Class B Shares
From net investment income	-	-	(1)	(1)
Select Class Shares
From net investment income	(185)	(249)	(213)	(250)
Institutional Class Shares
From net investment income	(217)	(163)	(395)	(686)
Total distributions to shareholders	(411)	(414)	(618)	(940)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	38,452	(3,425)	86,618	(15,600)
NET ASSETS
Change in net assets	44,903	(3,073)	117,344	2,570
Beginning of period	35,518	38,591	84,067	81,497
End of period	$80,421	$35,518	$201,411	$84,067
Accumulated undistributed (distributions in excess of) net investment income	$391	$244	$365	$472

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds68

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Equity Fund		International Growth Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$37,687	$13,315	$(5)	$(8)
Net realized gain (loss) on investments and foreign currency transactions	151,487	1,046	309	105
Change in net unrealized appreciation/ depreciation of investments and foreign currency translations	65,068	144,060	405	335
Change in net assets resulting from operations	254,242	158,421	709	432
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(1,463)	(351)	-	(9)
Class B Shares
From net investment income	(65)	(2)	-	-
Class C Shares
From net investment income	(151)	(23)	-	-
Select Class Shares
From net investment income	(31,910)	(11,153)	-	-
Total distributions to shareholders	(33,589)	(11,529)	-	(9)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	1,149,445	345,404	- (b)	5
NET ASSETS
Change in net assets	1,370,098	492,296	709	428
Beginning of period	1,316,123	823,827	4,390	3,962
End of period	$2,686,221	$1,316,123	$5,099	$4,390
Accumulated undistributed (distributions in excess of) net investment income	$8,361	$3,916	$(5)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds69

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,752	$3,021	$1,334	$1,270
Net realized gain (loss) on investments, futures and foreign currency transactions	31,123	24,207	6,446	9,726
Change in net unrealized appreciation/ depreciation of investments , futures and foreign currency translations	(4,740)	(1,725)	5,435	(994)
Change in net assets resulting from operations	29,135	25,503	13,215	10,002
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(174)	(193)	(12)	- (b)
Class B Shares
From net investment income	(10)	(22)	(11)	(1)
Select Class Shares
From net investment income	(854)	(775)	(473)	(94)
Institutional Class Shares
From net investment income	(3,512)	(3,540)	(862)	(283)
Total distributions to shareholders	(4,550)	(4,530)	(1,358)	(378)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	(74,205)	(7,476)	31,789	(5,370)
NET ASSETS
Change in net assets	(49,620)	13,497	43,646	4,254
Beginning of period	190,426	176,929	47,457	43,203
End of period	$140,806	$190,426	$91,103	$47,457
Accumulated undistributed (distributions in excess of) net investment income	$2,419	$3,303	$1,208	$1,282

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds70

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,590	$1,287	$1,997	$1,856
Net realized gain (loss) on investments and foreign currency transactions	23,678	8,513	21,120	18,682
Change in net unrealized appreciation/ depreciation of investments and foreign currency translations	1,417	2,765	(179)	(341)
Change in net assets resulting from operations	26,685	12,565	22,938	20,197
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(224)	-	(72)	(71)
From net realized gains	(1,999)	-	-	-
Class B Shares
From net investment income	(24)	-	-	-
From net realized gains	(724)	-	-	-
Class C Shares
From net investment income	(6)	-	-	-
From net realized gains	(190)	-	-	-
Select Class Shares
From net investment income	(204)	(2)	-	-
From net realized gains	(1,128)	-	-	-
Institutional Class Shares
From net investment income	(480)	(47)	(2,813)	(2,702)
From net realized gains	(2,006)	-	-	-
Total distributions to shareholders	(6,985)	(49)	(2,885)	(2,773)
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	43,454	27,547	(57,331)	(14,526)
NET ASSETS
Change in net assets	63,154	40,063	(37,278)	2,898
Beginning of period	109,145	69,082	143,576	140,678
End of period	$172,299	$109,145	$106,298	$143,576
Accumulated undistributed (distributions in excess of) net investment income	$1,591	$935	$1,340	$2,348

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds71

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Japan Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(415)	$(132)
Net realized gain (loss) on investments and foreign currency transactions	5,624	(26)
Change in net unrealized appreciation/ depreciation of investments and foreign currency translations	17,916	409
Change in net assets resulting from operations	23,125	251
CAPITAL TRANSACTIONS
Change in net assets from capital transactions	131,295	43,783
NET ASSETS
Change in net assets	154,420	44,034
Beginning of period	48,065	4,031
End of period	$202,485	$48,065
Accumulated undistributed (distributions in excess of) net investment income	$-	$(16)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds72

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$2,445	$626	$7,571	$1,908
Dividends reinvested	7	2	5	3
Cost of shares redeemed	(633)	(419)	(1,334)	(716)
Redemption fees	- (b)	-	- (b)	-
Change in net assets from Class A capital transactions	$1,819	$209	$6,242	$1,195
Class B Shares:
Proceeds from shares issued	$-	$-	$2,902	$325
Dividends reinvested	-	-	- (b)	- (b)
Cost of shares redeemed	-	-	(311)	(155)
Redemption fees	-	-	- (b)	-
Change in net assets from Class B capital transactions	$-	$-	$2,591	$170
Select Class Shares:
Proceeds from shares issued	$57,143	$7,195	$108,929	$16,305
Dividends reinvested	107	98	203	243
Cost of shares redeemed	(9,147)	(14,003)	(29,591)	(12,153)
Redemption fees	1	-	3	-
Change in net assets from Select Class capital transactions	$48,104	$(6,710)	$79,544	$4,395
Institutional Class Shares:
Proceeds from shares issued	$4,867	$11,588	$4,403	$3,691
Dividends reinvested	115	53	315	534
Cost of shares redeemed	(16,453)	(8,565)	(6,479)	(25,585)
Redemption fees	- (b)	-	2	-
Change in net assets from Institutional Class capital transactions	$(11,471)	$3,076	$(1,759)	$(21,360)

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds73

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares:
Issued	115	34	659	217
Reinvested	- (b)	- (b)	- (b)	- (b)
Redeemed	(30)	(21)	(118)	(89)
Change in Class A Shares	85	13	541	128
Class B Shares:
Issued	-	-	251	38
Reinvested	-	-	- (b)	- (b)
Redeemed	-	-	(27)	(19)
Change in Class B Shares	-	-	224	19
Select Class Shares:
Issued	2,646	387	9,525	1,852
Reinvested	5	6	20	32
Redeemed	(429)	(780)	(2,610)	(1,469)
Change in Select Class Shares	2,222	(387)	6,935	415
Institutional Class Shares:
Issued	231	617	396	439
Reinvested	6	3	31	69
Redeemed	(790)	(480)	(598)	(3,092)
Change in Institutional Class Shares	(553)	140	(171)	(2,584)

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds74

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Equity Fund		International Growth Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005		Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$65,969	$65,054	$16		$-
Shares issued in connection with Fund reorganization (Note 10)	36,808	-	-		-
Dividends reinvested	565	71	-		9
Cost of shares redeemed	(49,394)	(14,720)	(16)		(3)
Redemption fees	5	-	-	(b)	-
Change in net assets from Class A capital transactions	$53,953	$50,405	$-	(b)	$6
Class B Shares:
Proceeds from shares issued	$2,979	$695	$9		$-
Shares issued in connection with Fund reorganization (Note 10)	10,696	-	-		-
Dividends reinvested	57	1			-
Cost of shares redeemed	(2,437)	(163)	(9)		(1)
Redemption fees	- (b)		-		-
Change in net assets from Class B capital transactions	$11,295	$533	$-		$(1)
Class C Shares:
Proceeds from shares issued	$15,323	$7,454	$-		$-
Shares issued in connection with Fund reorganization (Note 10)	1,822	-	-		-
Dividends reinvested	41	7	-		-
Cost of shares redeemed	(2,018)	(1,433)	-		-
Redemption fees	1	-	-		-
Change in net assets from Class C capital transactions	$15,169	$6,028	$-		$-
Select Class Shares:
Proceeds from shares issued	$752,149	$616,760	$-		$-
Shares issued in connection with Fund reorganization (Note 10)	1,095,703	-	-		-
Dividends reinvested	8,476	4,060	-		-
Cost of shares redeemed	(552,517)	(332,382)	-		-
Redemption in-kind (Note 11)	(234,871)	-	-		-
Redemption fees	88	-	-		-
Change in net assets from Select Class capital transactions	$1,069,028	$288,438	$-		$-

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds75

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Equity Fund		International Growth Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares:
Issued	2,227	2,551	2	-
Shares issued in connection with Fund reorganization (Note 10)	1,225	-	-	-
Reinvested	19	3	(2)	1
Redeemed	(1,653)	(572)	-	-	(b)
Change in Class A Shares	1,818	1,982	-	1
Class B Shares:
Issued	100	27	1	-
Shares issued in connection with Fund reorganization (Note 10)	358	-	-	-
Reinvested	2	- (b)	-	-
Redeemed	(82)	(6)	(1)	-	(b)
Change in Class B Shares	378	21	-	-	(b)
Class C Shares:
Issued	523	293	-	-
Shares issued in connection with Fund reorganization (Note 10)	61	-	-	-
Reinvested	1	- (b)	-	-
Redeemed	(68)	(56)	-	-
Change in Class C Shares	517	237	-	-
Select Class Shares:
Issued	25,318	23,753	-	-
Shares issued in connection with Fund reorganization (Note 10)	36,388	-	-	-
Reinvested	280	155	-	-
Redemption in-kind (Note 11)	(7,689)	-	-	-
Redeemed	(18,557)	(13,176)	-	-
Change in Select Class Shares	35,740	10,732	-	-

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds76

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$591	$2,827	$2,850	$149
Shares issued in connection with Fund reorganization (Note 10)	92	-	-	-
Dividends reinvested	121	152	10	- (b)
Cost of shares redeemed	(6,498)	(2,600)	(385)	(42)
Redemption fees	1	-	- (b)	-
Change in net assets from Class A capital transactions	$(5,693)	$379	$2,475	$107
Class B Shares:
Proceeds from shares issued	$193	$60	$983	$180
Dividends reinvested	9	20	9	1
Cost of shares redeemed	(578)	(437)	(257)	(56)
Redemption fees	- (b)	-	- (b)	-
Change in net assets from Class B capital transactions	$(376)	$(357)	$735	$125
Select Class Shares:
Proceeds from shares issued	$68,371	$19,948	$35,196	$2,986
Shares issued in connection with Fund reorganization (Note 10)	19,755	-	-	-
Dividends reinvested	502	485	428	83
Cost of shares redeemed	(61,167)	(18,083)	(7,057)	(5,153)
Redemption fees	8	-	1	-
Change in net assets from Select Class capital transactions	$27,469	$2,350	$28,568	$(2,084)
Institutional Class Shares:
Proceeds from shares issued	$25,064	$29,968	$11,921	$3,683
Dividends reinvested	1,118	1,221	645	232
Cost of shares redeemed	(121,793)	(41,037)	(12,555)	(7,433)
Redemption fees	6	-	-	-
Change in net assets from Institutional Class capital transactions	$(95,605)	$(9,848)	$11	$(3,518)

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds77

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares:
Issued	53	277	243	15
Shares issued in connection with Fund reorganization (Note 10)	9	-	-	-
Reinvested	11	16	1	- (b)
Redeemed	(596)	(264)	(32)	(4)
Change in Class A Shares	(523)	29	212	11
Class B Shares:
Issued	17	6	85	19
Reinvested	1	2	1	- (b)
Redeemed	(52)	(44)	(22)	(6)
Change in Class B Shares	(34)	(36)	64	13
Select Class Shares:
Issued	6,276	2,011	2,985	306
Shares issued in connection with Fund reorganization (Note 10)	1,758	-	-	-
Reinvested	47	52	39	9
Redeemed	(5,388)	(1,813)	(594)	(542)
Change in Select Class Shares	2,693	250	2,430	(227)
Institutional Class Shares:
Issued	2,268	3,057	1,045	374
Reinvested	103	130	58	26
Redeemed	(10,961)	(4,150)	(1,084)	(753)
Change in Institutional Class Shares	(8,590)	(963)	19	(353)

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds78

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$14,506	$13,945	$538	$392
Dividends reinvested	1,563	-	39	25
Cost of shares redeemed	(21,857)	(14,705)	(3,741)	(2,146)
Redemption fees	5	-	-
Change in net assets from Class A capital transactions	$(5,783)	$(760)	$(3,164)	$(1,729)
Class B Shares:
Proceeds from shares issued	$2,222	$992	$-	$-
Dividends reinvested	571	-	-	-
Cost of shares redeemed	(4,229)	(2,226)	-	-
Redemption fees	2	-	-	-
Change in net assets from Class B capital transactions	$(1,434)	$(1,234)	$-	$-
Class C Shares:
Proceeds from shares issued	$951	$775	$-	$-
Dividends reinvested	86	-	-	-
Cost of shares redeemed	(979)	(987)	-	-
Redemption fees	- (b)	-	-	-
Change in net assets from Class C capital transactions	$58	$(212)	$-	$-
Select Class Shares:
Proceeds from shares issued	$52,761	$9,304	$-	$-
Dividends reinvested	1,134	2	-	-
Cost of shares redeemed	(8,603)	(1,911)	-	-
Redemption fees	8	-	-	-
Change in net assets from Select Class capital transactions	$45,300	$7,395	$-	$-
Institutional Class Shares:
Proceeds from shares issued	$22,169	$29,311	$13,164	$26,988
Dividends reinvested	478	10	454	473
Cost of shares redeemed	(17,340)	(6,963)	(67,787)	(40,258)
Redemption fees	6	-	2	-
Change in net assets from Institutional Class capital transactions	$5,313	$22,358	$(54,167)	$(12,797)

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds79

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares:
Issued	657	746	34	26
Reinvested	76	-	2	2
Redeemed	(1,006)	(789)	(232)	(145)
Change in Class A Shares	(273)	(43)	(196)	(117)
Class B Shares:
Issued	108	55	-	-
Reinvested	30	-	-	-
Redeemed	(204)	(124)	-	-
Change in Class B Shares	(66)	(69)	-	-
Class C Shares:
Issued	45	43	-	-
Reinvested	5	-	-	-
Redeemed	(47)	(55)	-	-
Change in Class C Shares	3	(12)	-	-
Select Class Shares:
Issued	2,384	488	-	-
Reinvested	55	- (b)	-	-
Redeemed	(395)	(101)	-	-
Change in Select Class Shares	2,044	387	-	-
Institutional Class Shares:
Issued	997	1,495	807	1,868
Reinvested	23	1	28	34
Redeemed	(802)	(356)	(3,975)	(2,734)
Change in Institutional Class Shares	218	1,140	(3,140)	(832)

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds80

ANNUAL REPORT OCTOBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Japan Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$155,564	$48,293
Cost of shares redeemed	(24,936)	(4,981)
Redemption fees	6	-
Change in net assets from Class A capital transactions	$130,634	$43,312
Class B Shares:
Proceeds from shares issued	$1,036	$1,234
Cost of shares redeemed	(375)	(763)
Redemption fees	- (b)	-
Change in net assets from Class B capital transactions	$661	$471

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds81

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Japan Fund
	Year Ended 10/31/2005	Year Ended 10/31/2004
SHARE TRANSACTIONS
Class A Shares:
Issued	18,442	6,929
Redeemed	(3,049)	(748)
Change in Class A Shares	15,393	6,181
Class B Shares:
Issued	132	195
Redeemed	(51)	(124)
Change in Class B Shares	81	71

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Equity Funds82

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan International Equity Funds83

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes (sales charge) (e)
ASIA EQUITY FUND
Year Ended October 31, 2005	$18.32	0.22	(b)	3.37	-	(c)	3.59	(0.23)	-	(0.23)	$21.68	19.72%
Year Ended October 31, 2004	$17.74	0.06	(b)	0.63	-		0.69	(0.11)	-	(0.11)	$18.32	3.91%
Year Ended October 31, 2003	$13.69	-	(b)(c)	4.05	-		4.05	-	-	-	$17.74	29.58%
November 1, 2001 (a) To October 31, 2002	$15.00	(0.02)		(1.29)	-		(1.31)	-	-	-	$13.69	(8.73)%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$9.50	(0.03)		2.82	-	(c)	2.79	(0.06)	-	(0.06)	$12.23	29.45%
Year Ended October 31, 2004	$7.49	0.05	(b)	2.06	-		2.11	(0.10)	-	(0.10)	$9.50	28.44%
Year Ended October 31, 2003	$5.21	0.04	(b)	2.27	-		2.31	(0.03)	-	(0.03)	$7.49	44.65%
Year Ended October 31, 2002	$5.14	(0.06	)(b)	0.17	-		0.11	(0.04)	-	(0.04)	$5.21	2.14%
September 28, 2001 (a) To October 31, 2001	$4.88	(0.01	)(b)	0.27	-		0.26	-	-	-	$5.14	5.33%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$27.09	0.37		3.73	-	(c)	4.10	(0.37)	-	(0.37)	$30.82	15.16%
Year Ended October 31, 2004	$23.17	0.27	(b)	3.86	-		4.13	(0.21)	-	(0.21)	$27.09	17.86%
Year Ended October 31, 2003	$19.42	0.28	(b)	3.66	-		3.94	(0.19)	-	(0.19)	$23.17	20.41%
February 28, 2002 (a) To October 31, 2002	$21.81	0.04	(b)	(2.37)	-		(2.33)	(0.06)	-	(0.06)	$19.42	(10.70)%

  (a)  Commencement of operations.
  (b)  Calculated based upon average shares outstanding.
  (c)  Amount less than $0.01.
  (d)  Annualized for periods less than one year.
  (e)  Not annualized for periods less than one year.
  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  (g)  Effective February 19, 2005, the contractual expense limitation is 1.31%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS84

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
ASIA EQUITY FUND
Year Ended October 31, 2005	$2,445	1.75%		1.00%	2.49%		78%
Year Ended October 31, 2004	$513	1.75%		0.34%	5.07	%(f)	175%
Year Ended October 31, 2003	$261	1.75%		0.02%	4.83	%(f)	172%
November 1, 2001 (a) To October 31, 2002	$2,282	1.75%		(0.12)%	5.16	%(f)	106%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$8,385	1.89%		0.29%	2.11%		149%
Year Ended October 31, 2004	$1,372	2.00%		0.51%	5.68%		118%
Year Ended October 31, 2003	$124	2.00%		0.59%	24.54	%(f)	85%
Year Ended October 31, 2002	$46	2.00%		(0.47)%	37.57	%(f)	69%
September 28, 2001 (a) To October 31, 2001	$11	2.00%		(1.53)%	12.12	%(f)	76%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$128,392	1.35	%(g)	1.33%	1.55%		22%
Year Ended October 31, 2004	$63,622	1.50%		1.03%	1.93%		24%
Year Ended October 31, 2003	$8,502	1.50%		1.28%	2.69	%(f)	16%
February 28, 2002 (a) To October 31, 2002	$91	1.50%		0.50%	55.25	%(f)	20%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS85

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class A (continued)

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes (sales charge) (e)
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005	$8.63	(0.01)		1.42	-		1.41	-	-	-	$10.04	16.34%
Year Ended October 31, 2004	$7.80	(0.01)		0.86	-		0.85	(0.02)	-	(0.02)	$8.63	10.93%
Year Ended October 31, 2003	$6.25	0.02		1.53	-		1.55	-	-	-	$7.80	24.80%
Year Ended October 31, 2002	$7.22	(0.01)		(0.96)	-		(0.97)	-	-	-	$6.25	(13.43)%
December 29, 2000 (a) To October 31, 2001	$10.00	(0.01)		(2.76)	-		(2.77)	(0.01)	-	(0.01)	$7.22	(27.68)%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$10.17	(0.07)		1.67	-	(c)	1.60	(0.15)	-	(0.15)	$11.62	15.89%
Year Ended October 31, 2004	$9.10	0.08	(b)	1.16	-		1.24	(0.17)	-	(0.17)	$10.17	13.81%
Year Ended October 31, 2003	$7.49	(-	)(b)(c)	1.68	-		1.68	(0.07)	-	(0.07)	$9.10	22.70%
Year Ended October 31, 2002	$8.63	0.02		(1.09)	-		(1.07)	(0.07)	-	(0.07)	$7.49	(12.55)%
September 10, 2001 (a) To October 31, 2001	$9.18	(0.01	)(b)	(0.54)	-		(0.55)	-	-	-	$8.63	(5.99)%
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$10.59	0.21	(b)	2.10	-	(c)	2.31	(0.31)	-	(0.31)	$12.59	22.18%
Year Ended October 31, 2004	$8.53	0.27	(b)	1.79	-		2.06	- (c)	-	- (c)	$10.59	24.18%
Year Ended October 31, 2003	$6.98	0.03	(b)	1.77	-		1.80	(0.25)	-	(0.25)	$8.53	26.71%
Year Ended October 31, 2002	$8.27	0.15	(b)	(1.32)	-		(1.17)	(0.12)	-	(0.12)	$6.98	(14.34)%
September 28, 2001 (a) To October 31, 2001	$8.12	(0.01	)(b)	0.16	-		0.15	-	-	-	$8.27	1.85%

  (a)  Commencement of operations.
  (b)  Calculated based upon average shares outstanding.
  (c)  Amount less than $0.01.
  (d)  Annualized for periods less than one year.
  (e)  Not annualized for periods less than one year.
  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
  (g)  Effective February 19, 2005, the contractual expense limitation is 1.42%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS86

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)		Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005	$4,092	2.00%		(0.00	)%(c)	5.25%		37%
Year Ended October 31, 2004	$3,519	2.00%		(0.08)%		7.25%		47%
Year Ended October 31, 2003	$3,174	2.00%		0.36%		7.29%		38%
Year Ended October 31, 2002	$2,543	2.00%		(0.12)%		7.20%		73%
December 29, 2000 (a) To October 31, 2001	$2,922	2.00%		(0.11)%		5.19%		35%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$7,852	1.59	%(g)	0.85%		1.64%		58%
Year Ended October 31, 2004	$12,195	1.90%		0.85%		2.12%		98%
Year Ended October 31, 2003	$10,650	1.90%		(0.02)%		2.39%		79%
Year Ended October 31, 2002	$12,057	1.90%		0.20%		1.98%		121%
September 10, 2001 (a) To October 31, 2001	$21,237	1.90%		(0.48)%		1.90%		110%
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$2,891	1.44%		1.74%		1.82%		76%
Year Ended October 31, 2004	$189	1.45%		2.76%		6.96	%(f)	108%
Year Ended October 31, 2003	$60	1.45%		0.37%		10.04	%(f)	132%
Year Ended October 31, 2002	$163	1.45%		1.13%		15.97	%(f)	138%
September 28, 2001 (a) To October 31, 2001	$10	1.45%		(0.89)%		11.06	%(f)	85%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS87

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class A (continued)

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes (sales charge) (e)
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$19.81	0.19	(b)	4.37	-	(c)	4.56	(0.13)	(1.12)	(1.25)	$23.12	23.83%
Year Ended October 31, 2004	$16.94	0.19	(b)	2.68	-		2.87	-	-	-	$19.81	16.94%
Year Ended October 31, 2003	$13.23	0.02	(b)	3.78	-		3.80	(0.09)	-	(0.09)	$16.94	28.94%
Year Ended October 31, 2002	$12.96	0.14	(b)	0.13	-		0.27	-	-	-	$13.23	2.08%
Year Ended October 31, 2001	$17.87	0.02	(b)	(3.24)	-		(3.22)	-	(1.69)	(1.69)	$12.96	(19.49)%
INTREPID INTERNATIONAL FUND
Year Ended October 31, 2005	$15.02	(0.27)		2.70	-	(c)	2.43	(0.21)	-	(0.21)	$17.24	16.28%
Year Ended October 31, 2004	$13.36	0.08	(b)	1.74	-		1.82	(0.16)	-	(0.16)	$15.02	13.74%
Year Ended October 31, 2003	$10.90	0.06	(b)	2.51	-		2.57	(0.11)	-	(0.11)	$13.36	23.77%
Year Ended October 31, 2002	$12.38	0.06		(1.53)	-		(1.47)	(0.01)	-	(0.01)	$10.90	(11.85)%
April 30, 2001 (a) To October 31, 2001	$15.00	0.08	(b)	(2.70)	-		(2.62)	-	-	-	$12.38	(17.47)%
JAPAN FUND
Year Ended October 31, 2005	$7.02	(0.04	)(b)	2.09	-	(c)	2.05	-	-	-	$9.07	29.20%
Year Ended October 31, 2004	$6.68	(0.04	)(b)	0.38	-		0.34	-	-	-	$7.02	5.09%
Year Ended October 31, 2003	$4.43	(0.05	)(b)	2.30	-		2.25	-	-	-	$6.68	50.79%
Year Ended October 31, 2002	$5.29	(0.06)		(0.80)	-		(0.86)	-	-	-	$4.43	(16.26)%
Year Ended October 31, 2001	$8.12	(0.08	)(b)	(2.75)	-		(2.83)	-	-	-	$5.29	(34.85)%

  (a)  Commencement of operations.
  (b)  Calculated based upon average shares outstanding.
  (c)  Amount less than $0.01.
  (d)  Annualized for periods less than one year.
  (e)  Not annualized for periods less than one year.
  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS88

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$35,445	1.57%	0.85%	1.71%		281%
Year Ended October 31, 2004	$35,781	1.75%	1.01%	2.13%		440%
Year Ended October 31, 2003	$31,322	1.70%	0.17%	2.47%		717%
Year Ended October 31, 2002	$27,208	1.65%	1.03%	2.45%		1,021%
Year Ended October 31, 2001	$32,317	1.75%	0.17%	2.07%		564%
INTREPID INTERNATIONAL FUND
Year Ended October 31, 2005	$2,700	1.63%	0.64%	1.76%		56%
Year Ended October 31, 2004	$5,294	1.69%	0.58%	1.97%		93%
Year Ended October 31, 2003	$6,000	1.80%	0.54%	2.41%		79%
Year Ended October 31, 2002	$7,000	1.80%	0.40%	2.37%		97%
April 30, 2001 (a) To October 31, 2001	$4,000	1.80%	0.29%	5.48	%(f)	43%
JAPAN FUND
Year Ended October 31, 2005	$200,558	1.75%	(0.51)%	1.86%		164%
Year Ended October 31, 2004	$47,106	1.75%	(0.60)%	2.84	%(f)	221%
Year Ended October 31, 2003	$3,562	1.75%	(1.02)%	19.54	%(f)	797%
Year Ended October 31, 2002	$734	1.75%	(1.26)%	22.18	%(f)	409%
Year Ended October 31, 2001	$751	1.75%	(1.22)%	9.28	%(f)	196%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS89

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (e)
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$9.44	(0.08)		2.80	-	(c)	2.72	(0.02)	-	(0.02)	$12.14	28.81%
Year Ended October 31, 2004	$7.45	0.03	(b)	2.02	-		2.05	(0.06)	-	(0.06)	$9.44	27.68%
Year Ended October 31, 2003	$5.20	-	(b)(c)	2.28	-		2.28	(0.03)	-	(0.03)	$7.45	43.99%
Year Ended October 31, 2002	$5.13	(0.03	)(b)	0.14	-		0.11	(0.04)	-	(0.04)	$5.20	2.04%
September 28, 2001 (a) To October 31, 2001	$4.88	(0.01	)(b)	0.26	-		0.25	-	-	-	$5.13	5.12%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$26.97	0.21		3.70	-	(c)	3.91	(0.23)	-	(0.23)	$30.65	14.50%
Year Ended October 31, 2004	$23.10	0.13	(b)	3.85	-		3.98	(0.11)	-	(0.11)	$26.97	17.27%
Year Ended October 31, 2003	$19.39	0.15	(b)	3.68	-		3.83	(0.12)	-	(0.12)	$23.10	19.84%
February 28, 2002 (a) To October 31, 2002	$21.81	0.03	(b)	(2.43)	-		(2.40)	(0.02)	-	(0.02)	$19.39	(11.00)%
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005	$8.50	(0.06)		1.40	-	(c)	1.34	-	-	-	$9.84	15.76%
Year Ended October 31, 2004	$7.70	(0.04)		0.84	-		0.80	-	-	-	$8.50	10.39%
Year Ended October 31, 2003	$6.20	(0.01)		1.51	-		1.50	-	-	-	$7.70	24.19%
Year Ended October 31, 2002	$7.19	(0.04)		(0.95)	-		(0.99)	-	-	-	$6.20	(13.77)%
December 29, 2000 (a) To October 31, 2001	$10.00	(0.04)		(2.77)	-		(2.81)	-	-	-	$7.19	(28.10)%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$10.07	(0.09)		1.63	-	(c)	1.54	(0.08)	-	(0.08)	$11.53	15.40%
Year Ended October 31, 2004	$9.03	0.02	(b)	1.16	-		1.18	(0.14)	-	(0.14)	$10.07	13.23%
Year Ended October 31, 2003	$7.46	(0.04	)(b)	1.68	-		1.64	(0.07)	-	(0.07)	$9.03	22.18%
Year Ended October 31, 2002	$8.63	(0.04)		(1.08)	-		(1.12)	(0.05)	-	(0.05)	$7.46	(13.05)%
September 10, 2001 (a) To October 31, 2001	$9.18	(0.01	)(b)	(0.54)	-		(0.55)	-	-	-	$8.63	(5.99)%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Annualized for periods less than one year.

  (e)  Not annualized for periods less than one year.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (g)  Effective February 19, 2005, the contractual expense limitation is 1.92%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS90

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$3,108	2.39%		(0.18)%	2.53%		149%
Year Ended October 31, 2004	$302	2.50%		0.31%	6.52	%(f)	118%
Year Ended October 31, 2003	$95	2.50%		0.03%	25.36	%(f)	85%
Year Ended October 31, 2002	$41	2.50%		(0.34)%	36.79	%(f)	69%
September 28, 2001 (a) To October 31, 2001	$11	2.50%		(2.00)%	12.62	%(f)	76%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$12,463	1.97%		1.06%	1.99%		22%
Year Ended October 31, 2004	$768	2.00%		0.49%	2.44	%(f)	24%
Year Ended October 31, 2003	$178	2.00%		0.74%	6.19	%(f)	16%
February 28, 2002 (a) To October 31, 2002	$22	2.00%		0.27%	74.45	%(f)	20%
INTERNATIONAL GROWTH FUND
Year Ended October 31, 2005	$1,007	2.50%		(0.50)%	5.76%		37%
Year Ended October 31, 2004	$870	2.50%		(0.58)%	7.74%		47%
Year Ended October 31, 2003	$788	2.50%		(0.14)%	7.79%		38%
Year Ended October 31, 2002	$634	2.50%		(0.62)%	7.69%		73%
December 29, 2000 (a) To October 31, 2001	$719	2.50%		(0.51)%	5.66%		35%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$980	2.07	%(g)	0.45%	2.11%		58%
Year Ended October 31, 2004	$1,199	2.40%		0.24%	2.63%		98%
Year Ended October 31, 2003	$1,403	2.40%		(0.58)%	2.89%		79%
Year Ended October 31, 2002	$1,365	2.40%		(0.30)%	2.49%		121%
September 10, 2001 (a) To October 31, 2001	$2,950	2.40%		(0.95)%	2.40%		110%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS91

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B (continued)

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$10.41	0.14	(b)	2.09	-	(c)	2.23	(0.24)	-	(0.24)	$12.40	21.69%
Year Ended October 31, 2004	$8.46	0.21	(b)	1.77	-		1.98	(0.03)	-	(0.03)	$10.41	23.51%
Year Ended October 31, 2003	$6.96	(0.07	)(b)	1.82	-		1.75	(0.25)	-	(0.25)	$8.46	25.97%
Year Ended October 31, 2002	$8.28	(0.02	)(b)	(1.18)	-		(1.20)	(0.12)	-	(0.12)	$6.96	(14.72)%
September 28, 2001 (a) To October 31, 2001	$8.12	(0.01	)(b)	0.17	-		0.16	-	-	-	$8.28	1.97%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$18.71	0.10	(b)	4.09	-	(c)	4.19	(0.04)	(1.12)	(1.16)	$21.74	23.17%
Year Ended October 31, 2004	$16.08	0.08	(b)	2.55	-		2.63	-	-	-	$18.71	16.36%
Year Ended October 31, 2003	$12.63	(0.06	)(b)	3.59	-		3.53	(0.08)	-	(0.08)	$16.08	28.13%
Year Ended October 31, 2002	$12.48	0.05	(b)	0.10	-		0.15	-	-	-	$12.63	1.20%
Year Ended October 31, 2001	$17.38	(0.09	)(b)	(3.12)	-		(3.21)	-	(1.69)	(1.69)	$12.48	(20.03)%
JAPAN FUND
Year Ended October 31, 2005	$6.64	(0.08	)(b)	1.97	-	(c)	1.89	-	-	-	$8.53	28.46%
Year Ended October 31, 2004	$6.36	(0.10	)(b)	0.38	-		0.28	-	-	-	$6.64	4.40%
Year Ended October 31, 2003	$4.25	(0.11	)(b)	2.22	-		2.11	-	-	-	$6.36	49.65%
Year Ended October 31, 2002	$5.13	(0.12)		(0.76)	-		(0.88)	-	-	-	$4.25	(17.15)%
Year Ended October 31, 2001	$7.93	(0.13	)(b)	(2.67)	-		(2.80)	-	-	-	$5.13	(35.31)%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Annualized for periods less than one year.

  (e)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (f)  Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS92

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (f)
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$1,314	1.94%	1.21%	2.60%		76%
Year Ended October 31, 2004	$441	1.95%	2.21%	7.71	%(e)	108%
Year Ended October 31, 2003	$249	1.95%	(0.94)%	10.41	%(e)	132%
Year Ended October 31, 2002	$171	1.95%	(0.16)%	15.43	%(e)	138%
September 28, 2001 (a) To October 31, 2001	$10	1.95%	(1.15)%	11.58	%(e)	85%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$12,716	2.06%	0.47%	2.20%		281%
Year Ended October 31, 2004	$12,187	2.27%	0.47%	2.64%		440%
Year Ended October 31, 2003	$11,583	2.35%	(0.47)%	3.09%		717%
Year Ended October 31, 2002	$10,017	2.39%	0.38%	3.20%		1,021%
Year Ended October 31, 2001	$10,905	2.50%	(0.62)%	2.82%		564%
JAPAN FUND
Year Ended October 31, 2005	$1,927	2.36%	(1.13)%	2.37%		164%
Year Ended October 31, 2004	$959	2.50%	(1.46)%	4.44	%(e)	221%
Year Ended October 31, 2003	$469	2.50%	(2.18)%	20.70	%(e)	797%
Year Ended October 31, 2002	$109	2.50%	(2.25)%	22.96	%(e)	409%
Year Ended October 31, 2001	$135	2.47%	(1.92)%	11.24	%(e)	196%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS93

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (e)
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$26.91	0.20		3.69	-	(c)	3.89	(0.23)	-	(0.23)	$30.57	14.49%
Year Ended October 31, 2004	$23.05	0.11	(b)	3.86	-		3.97	(0.11)	-	(0.11)	$26.91	17.26%
January 31, 2003 (a) To October 31, 2003	$18.43	0.08	(b)	4.65	-		4.73	(0.11)	-	(0.11)	$23.05	25.70%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$18.69	0.09	(b)	4.10	-	(c)	4.19	(0.04)	(1.12)	(1.16)	$21.72	23.20%
Year Ended October 31, 2004	$16.06	0.08	(b)	2.55	-		2.63	-	-	-	$18.69	16.38%
Year Ended October 31, 2003	$12.62	(0.06	)(b)	3.58	-		3.52	(0.08)	-	(0.08)	$16.06	28.09%
Year Ended October 31, 2002	$12.47	0.05	(b)	0.10	-		0.15	-	-	-	$12.62	1.20%
Year Ended October 31, 2001	$17.37	(0.08	)(b)	(3.13)	-		(3.21)	-	(1.69)	(1.69)	$12.47	(20.04)%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Annualized for periods less than one year.

  (e)  Not annualized for periods less than one year.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS94

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$25,279	1.98%	0.68%	2.05%		22%
Year Ended October 31, 2004	$8,346	2.00%	0.40%	2.44	%(f)	24%
January 31, 2003 (a) To October 31, 2003	$1,681	2.00%	0.48%	2.85	%(f)	16%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$3,730	2.06%	0.42%	2.19%		281%
Year Ended October 31, 2004	$3,165	2.27%	0.46%	2.63%		440%
Year Ended October 31, 2003	$2,914	2.35%	(0.42)%	3.09%		717%
Year Ended October 31, 2002	$2,512	2.39%	0.36%	3.20%		1,021%
Year Ended October 31, 2001	$2,922	2.50%	(0.55)%	2.82%		564%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS95

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes (sales charge) (e)
ASIA EQUITY FUND
Year Ended October 31, 2005	$18.37	0.15		3.50	-	(d)	3.65	(0.20)	-	(0.20)	$21.82	19.99%
Year Ended October 31, 2004	$17.80	0.14	(c)	0.60	-		0.74	(0.17)	-	(0.17)	$18.37	4.21%
Year Ended October 31, 2003	$13.71	0.16	(c)	3.93	-		4.09	-	-	-	$17.80	29.83%
June 28, 2002 (a) To October 31, 2002	$15.86	-	(d)	(2.15)	-		(2.15)	-	-	-	$13.71	(13.56)%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$9.58	(0.06)		2.90	-	(d)	2.84	(0.06)	-	(0.06)	$12.36	29.77%
Year Ended October 31, 2004	$7.53	0.08	(c)	2.06	-		2.14	(0.09)	-	(0.09)	$9.58	28.72%
Year Ended October 31, 2003	$5.23	0.05	(c)	2.28	-		2.33	(0.03)	-	(0.03)	$7.53	44.84%
Year Ended October 31, 2002	$5.13	0.03	(c)	0.12	-		0.15	(0.05)	-	(0.05)	$5.23	2.75%
Year Ended October 31, 2001 (b)	$6.73	0.05	(c)	(1.61)	-		(1.56)	(0.04)	-	(0.04)	$5.13	(23.23)%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$27.14	0.45		3.75	-	(d)	4.20	(0.44)	-	(0.44)	$30.90	15.50%
Year Ended October 31, 2004	$23.19	0.33	(c)	3.90	-		4.23	(0.28)	-	(0.28)	$27.14	18.31%
Year Ended October 31, 2003	$19.45	0.30	(c)	3.72	-		4.02	(0.28)	-	(0.28)	$23.19	20.90%
Year Ended October 31, 2002	$21.20	0.21	(c)	(1.84)	-		(1.63)	(0.12)	-	(0.12)	$19.45	(7.74)%
Year Ended October 31, 2001	$32.00	0.39		(6.35)	-		(5.96)	(0.18)	(4.66)	(4.84)	$21.20	(21.62)%

  (a)  Commencement of operations.

  (b)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization.
Prior periods have been restated to reflect the split.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount rounds to less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Annualized for periods less than one year.

  (g)  Effective February 19, 2005, the contractual expense limiation is 1.06%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS96

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
ASIA EQUITY FUND
Year Ended October 31, 2005	$69,986	1.50%		1.25%	1.95%	78%
Year Ended October 31, 2004	$18,101	1.50%		0.78%	2.17%	175%
Year Ended October 31, 2003	$24,443	1.50%		1.17%	2.71%	172%
June 28, 2002 (a) To October 31, 2002	$14,043	1.50%		(0.03)%	2.58%	106%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$127,937	1.64%		0.51%	1.69%	149%
Year Ended October 31, 2004	$32,733	1.75%		0.96%	2.13%	118%
Year Ended October 31, 2003	$22,620	1.75%		0.88%	2.26%	85%
Year Ended October 31, 2002	$18,660	1.75%		0.56%	2.04%	69%
Year Ended October 31, 2001 (b)	$22,253	1.75%		0.78%	2.11%	76%
INTERNATIONAL EQUITY FUND
Year Ended October 31, 2005	$2,520,087	1.07	%(g)	1.66%	1.28%	22%
Year Ended October 31, 2004	$1,243,387	1.10%		1.28%	1.52%	24%
Year Ended October 31, 2003	$813,466	1.10%		1.45%	1.55%	16%
Year Ended October 31, 2002	$247,426	1.03%		1.03%	1.54%	20%
Year Ended October 31, 2001	$181,296	1.00%		0.87%	1.54%	33%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS97

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes (sales charge) (g)
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$10.31	0.17		1.50	-	(e)	1.67	(0.23)	-	(0.23)	$11.75	16.37%
Year Ended October 31, 2004	$9.22	0.15	(d)	1.18	-		1.33	(0.24)	-	(0.24)	$10.31	14.63%
Year Ended October 31, 2003	$7.53	0.05	(d)	1.72	-		1.77	(0.08)	-	(0.08)	$9.22	23.77%
Year Ended October 31, 2002	$8.64	0.08		(1.10)	-		(1.02)	(0.09)	-	(0.09)	$7.53	(11.98)%
December 1, 2000 To October 31, 2001 (b)(c)	$11.81	0.08	(d)	(2.65)	-		(2.57)	(0.32)	(0.28)	(0.60)	$8.64	(22.66)%
Year Ended November 30, 2000	$13.41	0.14		(1.58)	-		(1.44)	(0.16)	-	(0.16)	$11.81	(10.87)%
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$10.59	0.22	(d)	2.12	-	(e)	2.34	(0.28)	-	(0.28)	$12.65	22.47%
Year Ended October 31, 2004	$8.58	0.25	(d)	1.81	-		2.06	(0.05)	-	(0.05)	$10.59	24.17%
Year Ended October 31, 2003	$7.01	(0.01	)(d)	1.83	-		1.82	(0.25)	-	(0.25)	$8.58	26.89%
Year Ended October 31, 2002	$8.28	0.07	(d)	(1.22)	-		(1.15)	(0.12)	-	(0.12)	$7.01	(14.09)%
Year Ended October 31, 2001 (b)	$16.08	0.02	(d)	(3.39)	-		(3.37)	(1.14)	(3.29)	(4.43)	$8.28	(26.66)%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$19.96	0.33	(d)	4.32	-	(e)	4.65	(0.20)	(1.13)	(1.33)	$23.28	24.16%
Year Ended October 31, 2004	$17.00	0.29	(d)	2.67	-		2.96	- (e)	-	- (e)	$19.96	17.43%
Year Ended October 31, 2003	$13.26	0.05	(d)	3.78	-		3.83	(0.09)	-	(0.09)	$17.00	29.14%
Year Ended October 31, 2002	$12.97	0.14	(d)	0.15	-		0.29	-	-	-	$13.26	2.24%
September 10, 2001 (a) To October 31, 2001	$13.14	-	(d)(e)	(0.17)	-		(0.17)	-	-	-	$12.97	(1.29)%

  (a)  Commencement of operations.

  (b)  Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization.
Prior periods have been restated to reflect the split.

  (c)  The Fund changed its fiscal year end from November 30 to October 31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than $0.01.

  (f)  Annualized for periods less than one year.

  (g)  Not annualized for periods less than one year.

  (h)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

  (i)  Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.

  (j)  Effective February 19, 2005, the contractual expense limiation is 1.17%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS98

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses		Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (g)
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$74,050	1.16	%(j)	1.69%	1.17%		58%
Year Ended October 31, 2004	$37,206	1.20%		1.55%	1.30%		98%
Year Ended October 31, 2003	$30,969	1.20%		0.58%	1.37%		79%
Year Ended October 31, 2002	$33,428	1.20%		0.89%	1.22%		121%
December 1, 2000 To October 31, 2001 (b)(c)	$37,271	1.27%		0.85%	1.27%		110	%(i)
Year Ended November 30, 2000	$79,408	1.21%		0.55%	1.21%		86	%(i)
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$52,274	1.22%		1.86%	1.31%		76%
Year Ended October 31, 2004	$18,023	1.37%		2.57%	1.76%		108%
Year Ended October 31, 2003	$16,538	1.39%		(0.15)%	1.86%		132%
Year Ended October 31, 2002	$16,905	1.29%		0.85%	1.49%		138%
Year Ended October 31, 2001 (b)	$21,307	1.40%		0.20%	1.40%		85%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$71,960	1.24%		1.47%	1.35%		281%
Year Ended October 31, 2004	$20,897	1.37%		1.54%	1.71%		440%
Year Ended October 31, 2003	$11,225	1.47%		0.38%	2.20%		717%
Year Ended October 31, 2002	$8,461	1.50%		1.06%	2.43%		1,021%
September 10, 2001 (a) To October 31, 2001	$6,063	1.50%		(0.06)%	3.74	%(h)	564%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS99

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (f)
ASIA EQUITY FUND
Year Ended October 31, 2005	$18.40	0.29		3.39	-	(d)	3.68	(0.24)	-	(0.24)	$21.84	20.19%
Year Ended October 31, 2004	$17.84	0.17	(b)	0.59	-		0.76	(0.20)	-	(0.20)	$18.40	4.29%
Year Ended October 31, 2003	$13.71	0.17	(b)	3.96	-		4.13	-	-	-	$17.84	30.12%
June 28, 2002 (a) To October 31, 2002	$15.86	-		(2.15)	-		(2.15)	-	-	-	$13.71	(30.56)%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$9.66	0.08		2.81	-	(d)	2.89	(0.08)	-	(0.08)	$12.47	30.08%
Year Ended October 31, 2004	$7.59	0.11	(b)	2.07	-		2.18	(0.11)	-	(0.11)	$9.66	29.08%
Year Ended October 31, 2003	$5.25	0.07	(b)	2.31	-		2.38	(0.04)	-	(0.04)	$7.59	45.49%
Year Ended October 31, 2002	$5.14	0.04	(b)	0.12	-		0.16	(0.05)	-	(0.05)	$5.25	3.04%
Year Ended October 31, 2001	$6.68	0.07	(b)	(1.60)	-		(1.53)	(0.01)	-	(0.01)	$5.14	(22.98)%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$10.36	0.15		1.56	-	(d)	1.71	(0.25)	-	(0.25)	$11.82	16.76%
Year Ended October 31, 2004	$9.26	0.18	(b)	1.18	-		1.36	(0.26)	-	(0.26)	$10.36	14.93%
Year Ended October 31, 2003	$7.55	0.08	(b)	1.71	-		1.79	(0.08)	-	(0.08)	$9.26	24.02%
Year Ended October 31, 2002	$8.64	0.09		(1.08)	-		(0.99)	(0.10)	-	(0.10)	$7.55	(11.67)%
December 1, 2000 To October 31, 2001( c)	$11.39	0.12	(b)	(2.60)	-		(2.48)	(0.11)	(0.16)	(0.27)	$8.64	(22.24)%
Year Ended November 30, 2000	$12.92	0.08		(1.42)	-		(1.34)	(0.19)	-	(0.19)	$11.39	(10.55)%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  The Fund changed its fiscal year end from November 30 to October 31.

  (d)  Amount less than $0.01.

  (e)  Annualized for periods less than one year.

  (f)  Not annualized for periods less than one year.

  (g)  Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of the International Opportunities Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS100

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
ASIA EQUITY FUND
Year Ended October 31, 2005	$7,990	1.36%	1.26%	1.92%	78%
Year Ended October 31, 2004	$16,905	1.35%	0.93%	2.03%	175%
Year Ended October 31, 2003	$13,887	1.35%	1.16%	2.65%	172%
June 28, 2002 (a) To October 31, 2002	$6,463	1.35%	0.08%	2.53%	106%
EMERGING MARKETS EQUITY FUND
Year Ended October 31, 2005	$61,981	1.45%	0.75%	1.53%	149%
Year Ended October 31, 2004	$49,660	1.45%	1.28%	1.88%	118%
Year Ended October 31, 2003	$58,658	1.45%	1.18%	1.95%	85%
Year Ended October 31, 2002	$47,503	1.45%	0.83%	1.77%	69%
Year Ended October 31, 2001	$67,335	1.45%	1.07%	1.64%	76%
INTERNATIONAL OPPORTUNITIES FUND
Year Ended October 31, 2005	$57,924	0.92%	1.44%	1.02%	58%
Year Ended October 31, 2004	$139,827	0.92%	1.78%	1.09%	98%
Year Ended October 31, 2003	$133,907	0.92%	1.10%	1.09%	79%
Year Ended October 31, 2002	$209,286	0.92%	1.21%	0.98%	121%
December 1, 2000 To October 31, 2001( c)	$231,048	0.94%	1.25%	0.95%	110	%(g)
Year Ended November 30, 2000	$461,016	0.91%	0.84%	0.91%	86	%(g)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS101

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class (continued)

	Per share operating performance:
		Investment operations:						Distributions:
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Redemption fees		Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (e)
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$10.64	0.23	(b)	2.15	-	(c)	2.38	(0.32)	-	(0.32)	$12.70	22.82%
Year Ended October 31, 2004	$8.61	0.29	(b)	1.83	-		2.12	(0.09)	-	(0.09)	$10.64	24.85%
Year Ended October 31, 2003	$7.02	0.02	(b)	1.82	-		1.84	(0.25)	-	(0.25)	$8.61	27.23%
Year Ended October 31, 2002	$8.28	0.06	(b)	(1.19)	-		(1.13)	(0.13)	-	(0.13)	$7.02	(13.89)%
Year Ended October 31, 2001	$12.28	0.07	(b)	(3.02)	-		(2.95)	-	(1.05)	(1.05)	$8.28	(26.06)%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$20.16	0.33	(b)	4.43	-	(c)	4.76	(0.27)	(1.12)	(1.39)	$23.53	24.56%
Year Ended October 31, 2004	$17.17	0.40	(b)	2.65	-		3.05	(0.06)	-	(0.06)	$20.16	17.83%
Year Ended October 31, 2003	$13.33	0.12	(b)	3.82	-		3.94	(0.10)	-	(0.10)	$17.17	29.83%
Year Ended October 31, 2002	$12.99	0.24	(b)	0.10	-		0.34	-	-	-	$13.33	2.62%
September 10, 2001 (a) To October 31, 2001	$13.14	(0.05	)(b)	(0.10)	-		(0.15)	-	-	-	$12.99	(1.14)%
INTREPID INTERNATIONAL FUND
Year Ended October 31, 2005	$15.27	0.31		2.25	-	(c)	2.56	(0.31)	-	(0.31)	$17.52	16.97%
Year Ended October 31, 2004	$13.60	0.19	(b)	1.75	-		1.94	(0.27)	-	(0.27)	$15.27	14.44%
Year Ended October 31, 2003	$11.02	0.15	(b)	2.55	-		2.70	(0.12)	-	(0.12)	$13.60	24.74%
Year Ended October 31, 2002	$12.43	0.14	(b)	(1.51)	-		(1.37)	(0.04)	-	(0.04)	$11.02	11.08%
May 1, 2001 (a) To October 31, 2001	$15.00	0.07	(b)	(2.64)	-		(2.57)	-	-	-	$12.43	17.13%

  (a)  Commencement of operations.

  (b)  Calculated based upon average shares outstanding.

  (c)  Amount less than $0.01.

  (d)  Annualized for periods less than one year.

  (e)  Not annualized for periods less than one year.

  (f)  Due to the size of net assets and fixed expenses, ratios may appear disporportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS102

ANNUAL REPORT OCTOBER 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (d)
	Net assets end of period (000's)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (e)
INTERNATIONAL VALUE FUND
Year Ended October 31, 2005	$34,624	0.95%	2.00%	1.16%		76%
Year Ended October 31, 2004	$28,804	0.95%	2.98%	1.49%		108%
Year Ended October 31, 2003	$26,356	0.95%	0.28%	1.55%		132%
Year Ended October 31, 2002	$28,644	0.95%	0.91%	1.16%		138%
Year Ended October 31, 2001	$142,590	0.92%	0.70%	0.93%		85%
INTREPID EUROPEAN FUND
Year Ended October 31, 2005	$48,448	1.00%	1.47%	1.24%		281%
Year Ended October 31, 2004	$37,115	1.00%	2.10%	1.48%		440%
Year Ended October 31, 2003	$12,038	1.00%	0.86%	2.01%		717%
Year Ended October 31, 2002	$6,305	1.00%	1.81%	2.25%		1,021%
September 10, 2001 (a) To October 31, 2001	$4,740	1.00%	(2.60)%	3.34	%(f)	564%
INTREPID INTERNATIONAL FUND
Year Ended October 31, 2005	$103,598	1.00%	1.46%	1.23%		56%
Year Ended October 31, 2004	$138,282	1.00%	1.31%	1.34%		93%
Year Ended October 31, 2003	$135,000	1.00%	1.31%	1.41%		79%
Year Ended October 31, 2002	$149,000	1.00%	1.08%	1.32%		97%
May 1, 2001 (a) To October 31, 2001	$176,000	1.00%	1.09%	1.33%		43%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY FUNDS103

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Trust I ("JPM I") ("the Trust") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The following are nine separate funds of the Trust (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Asia Equity Fund	Class A, Select Class, Institutional Class

Emerging Markets Equity Fund	Class A, Class B, Select Class, Institutional Class

International Equity Fund	Class A, Class B, Class C, Select Class

International Growth Fund	Class A, Class B

International Opportunities Fund	Class A, Class B, Select Class, Institutional Class

International Value Fund	Class A, Class B, Select Class, Institutional Class

Intrepid European Fund	Class A, Class B, Class C, Select Class, Institutional Class

Intrepid International Fund (formerly, Tax Aware International Opportunities Fund)	Class A, Institutional Class

Japan Fund	Class A, Class B

Effective February 19, 2005, certain Funds were renamed with the approval of the Board of Trustees as shown below:

NEW NAME	OLD NAME
Asia Equity Fund	Fleming Asia Equity Fund

Emerging Markets Equity Fund	Fleming Emerging Markets Equity Fund

International Equity Fund	Fleming International Equity Fund

International Growth Fund	Fleming International Growth Fund

International Opportunities Fund	Fleming International Opportunities Fund

International Value Fund	Fleming International Value Fund

Intrepid European Fund	Fleming Intrepid European Fund

Tax Aware International Opportunities Fund	Fleming Tax Aware International Opportunities Fund

Japan Fund	Fleming Japan Fund

Effective December 15, 2005, with the approval of the Board of Trustees, the Tax Aware International Opportunities Fund was renamed Intrepid International Fund (see Subsequent Events Note 12).

Prior to February 19, 2005, Asia Equity Fund, International Growth Fund, Intrepid European Fund, Intrepid International Fund, and Japan Fund were each a separate series of J.P. Morgan Mutual Fund Group. Emerging Markets Equity Fund, International Opportunities Fund and International Value Fund were each a separate series of J.P. Morgan Institutional Funds. International Equity Fund was a separate series of J.P. Morgan Mutual Fund Select Group. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

JPMorgan International Equity Funds 104

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds approved an Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, each Fund was reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectuses.

On November 11, 2004, the Board of Trustees approved the decrease of the maximum front-end sales charge for Class A shares from 5.75% to 5.25% for shares purchased on or after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

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(CONTINUED)

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of restricted and illiquid securities as of October 31, 2005 (amounts in thousands):

	Illiquid
FUND
International Opportunities Fund	$3,400	2.4%
International Value Fund	2,000	2.2
Intrepid European Fund	3,900	2.3
Japan Fund	7,400	3.7

C. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2005, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

D. Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the

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exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of October 31, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

F. Repurchase Agreements - The Funds may enter into repurchase agreement transactions with institutions that meet the Advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

G. Securities Lending - To generate additional income, each Fund, with the exception of International Growth Fund and Intrepid International Fund, may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities ("U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Funds, serves as lending agent to the Funds pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Funds on October 15, 2002 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the

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(CONTINUED)

investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent's fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.05% (0.06% prior to January 31, 2005), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.10% (0.1142% prior to January 31, 2005), calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement.

As of October 31, 2005, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral*	Market Value of Loaned Securities
Emerging Markets Equity Fund	$-	(b)	$-	$-
International Equity Fund	54		299,443	286,640
International Opportunities Fund	9		12,033	11,526
International Value Fund	2		7,190	6,829
Intrepid European Fund	4		12,782	12,338
Japan Fund	6		23,131	21,900

  *  Includes securities and cash collateral.

  (b)  Amount rounds to less than $1,000.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

H. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

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I. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

K. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
FUND
Asia Equity Fund	$-	$(23)	$23
Emerging Markets Equity Fund	-	(282)	282
International Equity Fund	84,867	347	(85,214)
International Growth Fund	(5)	4	1
International Opportunities Fund	3,296	914	(4,210)
International Value Fund	-	(50)	50
Intrepid European Fund	-	4	(4)
Intrepid International Fund	-	(120)	120
Japan Fund	-	431	(431)

The reclassifications for the Funds relate primarily to differences in character for tax purposes, foreign currency gains and losses, Passive Foreign Investment Company (PFIC) gains and losses, paydown gain and losses and in-kind redemptions. In

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(CONTINUED)

addition, the reclassification for International Equity Fund relates to tax differences acquired through the merger of One Group Diversified International Fund into JPMorgan Fleming International Equity Fund and the reclassification for International Opportunities Fund relates to tax differences acquired through the merger of JPMorgan Global 50 Fund into JPMorgan Fleming International Opportunities Fund.

M. Redemption Fees - Generally shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
Emerging Markets Equity Fund	1.00
International Equity Fund	0.80
International Growth Fund	0.80
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.85
Japan Fund	1.00

  *  Prior to February 19, 2005, the Investment Advisory Fee for International Growth Fund and International Equity Fund was 1.00% of their respective daily net assets.

The Advisor, on behalf of Intrepid European Fund, Japan Fund, International Growth Fund and International Equity Fund, has entered into an investment sub-advisory agreement with JPMorgan Asset Management (London) Limited ("JPMAM (London)"). The Advisor, on behalf of Asia Equity Fund, has entered into an investment sub-advisory agreement with JF International Management, Inc. ("JFIMI") an indirect subsidiary of JPMorgan and affiliate of the Advisor. For its services as sub-advisor, JPMAM (London) and JFIMI receive a portion of the fees payable to the Advisor.

See Subsequent Events Note (Note 12) regarding JPMAM (London).

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed to the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

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B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMCB served as the Funds' Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75%	n/a	n/a	n/a
International Equity Fund	0.25	0.75	0.75%	n/a	n/a
International Growth Fund	0.25	0.75	n/a	n/a	n/a
International Opportunities Fund	0.25	0.75	n/a	n/a	n/a
International Value Fund	0.25	0.75	n/a	n/a	n/a
Intrepid European Fund	0.25	0.75	0.75	n/a	n/a
Intrepid International Fund	0.25	n/a	n/a	n/a	n/a
Japan Fund	0.25	0.75	n/a	n/a	n/a

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(CONTINUED)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to October 31, 2005, the Distributor received the following (amounts in thousands):

	12b-1	Front End Sales Charge	CDSC
Asia Equity Fund	$3	$17	$-
Emerging Markets Equity Fund	15	147	5
International Equity Fund	367	441	18
International Growth Fund	15	-	-
International Opportunities Fund	21	10	3
International Value Fund	8	56	1
Intrepid European Fund	141	167	13
Intrepid International Fund	5	3	-
Japan Fund	141	377	-	(h)

  (h)  Amount rounds to less than one thousand.

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	0.25%	0.10%
Emerging Markets Equity Fund	0.25	0.25%	n/a	0.25	0.10
International Equity Fund	0.25	0.25	0.25%	0.25	n/a
International Growth Fund	0.25	0.25	n/a	n/a	n/a
International Opportunities Fund	0.25	0.25	n/a	0.25	0.10
International Value Fund	0.25	0.25	n/a	0.25	0.10
Intrepid European Fund	0.25	0.25	0.25	0.25	0.10
Intrepid International Fund	0.25	n/a	n/a	n/a	0.10
Japan Fund	0.25	0.25	n/a	n/a	n/a

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The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	1.50%	1.35%
Emerging Markets Equity Fund	2.00	2.50%	n/a	1.75	1.45
International Equity Fund**	1.31	2.00	2.00%	1.06	n/a
International Growth Fund	2.00	2.50	n/a	n/a	n/a
International Opportunities Fund*	1.42	1.92	n/a	1.17	0.92
International Value Fund	1.45	1.95	n/a	1.41	0.95
Intrepid European Fund	1.75	2.50	2.50	1.50	1.00
Intrepid International Fund	1.80	n/a	n/a	n/a	1.00
Japan Fund	1.75	2.50	n/a	n/a	n/a

  *  Prior to February 19, 2005, the contractual expense limitation for International Opportunities Fund Class A, Class B and Select Class were 1.90%, 2.40% and 1.20%, respectively.

  **  Prior to February 19, 2005, the contractual expense limitation for International Equity Fund Class A and Select Class were 1.50% and 1.25%, respectively.

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(CONTINUED)

The contractual expense limitation agreements were in effect for the year ended October 31, 2005. The expense limitation percentages in the table above are due to expire February 28, 2006.

For the year ended October 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
FUND
Asia Equity Fund	$195	$24	$6	$225	$4
Emerging Markets Equity Fund	5	17	34	56	7
International Equity Fund	495	58	3,647	4,200	-
International Growth Fund	33	5	11	49	109
International Opportunities Fund	-	30	80	110	-
International Value Fund	22	25	33	80	13
Intrepid European Fund	35	40	35	110	7
Intrepid International Fund	88	89	135	312	7
Japan Fund	-	10	77	87	-

	Voluntary Waivers
	Investment Advisory	Administration	Total
FUND
Emerging Markets Equity Fund	$34	$-	$34
International Equity Fund	442	221	663
International Value Fund	12	6	18
Intrepid European Fund	70	27	97
Intrepid International Fund	2	-	2

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2005, JPMorgan Asia Equity Fund, JPMorgan International Value Fund and JPMorgan Japan Fund incurred approximately (in thousands) $18, $2, and $2 respectively, as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

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4. Class Specific Expenses

The Funds' class specific expenses for the year ended October 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
ASIA EQUITY FUND
Class A	$3	$3	$4
Select Class	n/a	79	6
Institutional Class	n/a	14	4
	$3	$96	$14
EMERGING MARKETS EQUITY FUND
Class A	$11	$11	$8
Class B	10	3	1
Select Class	n/a	172	12
Institutional Class	n/a	57	4
	$21	$243	$25
INTERNATIONAL EQUITY FUND
Class A	$284	$284	$30
Class B	66	22	-	(b)
Select Class	138	46	5
Institutional Class	n/a	5,391	27
	$488	$5,743	$62
INTERNATIONAL GROWTH FUND
Class A	$10	$10	$10
Class B	7	2	2
	$17	$12	$12
INTERNATIONAL OPPORTUNITIES FUND
Class A	$25	$25	$23
Class B	8	3	2
Select Class	n/a	180	10
Institutional Class	n/a	100	9
	$33	$308	$44
INTERNATIONAL VALUE FUND
Class A	$4	$4	$5
Class B	6	2	5
Select Class	n/a	83	10
Institutional Class	n/a	34	4
	$10	$123	$24

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(CONTINUED)

	Distribution	Shareholder Servicing	Transfer Agent*
INTREPID EUROPEAN FUND
Class A	$90	$90	$30
Class B	98	33	10
Class C	26	9	3
Select Class	n/a	105	7
Institutional Class	n/a	40	6
	$214	$277	$56
INTREPID INTERNATIONAL FUND
Class A	$9	$9	$5
Institutional Class	n/a	136	11
	$9	$145	$16
JAPAN FUND
Class A	$198	$198	$10
Class B	9	3	-	(b)
	$207	$201	$10

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

  (b)  Amount rounds to less than $1,000.

5. Investment Transactions

During the year ended October 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
FUND
Asia Equity Fund	$69,453	$35,048
Emerging Markets Equity Fund	260,592	184,942
International Equity Fund	557,968	485,958
International Growth Fund	1,824	1,767
International Opportunities Fund	103,979	190,421
International Value Fund	75,869	49,977
Intrepid European Fund	410,320	375,182
Intrepid International Fund	76,489	130,609
Japan Fund	238,641	133,339

JPMorgan International Equity Funds 116

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$69,404	$8,151	$(1,773)	$6,378
Emerging Markets Equity Fund	160,825	29,453	(3,379)	26,074
International Equity Fund	2,549,322	449,399	(46,199)	403,200
International Growth Fund	4,121	1,080	(120)	960
International Opportunities Fund	122,253	32,541	(2,196)	30,345
International Value Fund	84,183	13,749	(1,049)	12,700
Intrepid European Fund	172,027	12,164	(2,767)	9,397
Intrepid International Fund	85,088	22,116	(1,362)	20,754
Japan Fund	180,601	19,150	(628)	18,522

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals and the mark to market of PFICs.

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
FUND
Asia Equity Fund	$411	$-	$-	$411
Emerging Markets Equity Fund	618	-	-	618
International Equity Fund	33,589	-	-	33,589
International Growth Fund	-	-	-	-
International Opportunities Fund	4,550	-	-	4,550
International Value Fund	1,358	-	-	1,358
Intrepid European Fund	6,184	801	-	6,985
Intrepid International Fund	2,885	-		2,885
Japan Fund	-	-	-	-

JPMorgan International Equity Funds 117

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
FUND
Asia Equity Fund	$414	$-	$-	$414
Emerging Markets Equity Fund	940	-	-	940
International Equity Fund	11,529	-	-	11,529
International Growth Fund	9	-	-	9
International Opportunities Fund	4,530	-	-	4,530
International Value Fund	378	-	-	378
Intrepid European Fund	49	-	-	49
Intrepid International Fund	2,773	-	-	2,773
Japan Fund	-	-	-	-

At October 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Current Distributable Tax Exempt Income	Unrealized Appreciation (Depreciation)
FUND
Asia Equity Fund	$2,354	$1,801	$-	$6,378
Emerging Markets Equity Fund	366	(82,698)	-	25,879
International Equity Fund	8,620	46,843	-	403,003
International Growth Fund	-	(832)	-	958
International Opportunities Fund	2,615	(104,011)	-	30,346
International Value Fund	1,332	(20,410)	-	12,731
Intrepid European Fund	21,567	3,865	-	9,409
Intrepid International Fund	1,625	(20,139)	-	20,740
Japan Fund	3,266	1,155	-	18,509

For Asia Equity Fund, International Equity Fund and International Growth Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market of PFICs and deferred compensation. For International Opportunities Fund and International Value Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market PFICs, deferred compensation and mark-to-market of forwards. For Intrepid European Fund and Japan Fund, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation. For Emerging Markets Equity Fund, the cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation. For Intrepid International Fund, the cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market of PFICs, mark-to-market of futures and deferred compensation.

JPMorgan International Equity Funds 118

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

As of October 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
FUND
Emerging Markets Equity Fund*	$33,592	$28,177	$2,888	$12,744	$5,297	$-	$-	$-	$82,698
International Growth Fund	-	-	-	-	575	257	-	-	832
International Opportunities Fund**	-	-	2,543	36,137	49,498	15,833	-	-	104,011
International Value Fund	-	-	-	20,410	-	-	-	-	20,410
Intrepid International Fund	-	-	-	-	2,946	17,193	-	-	20,139

  *  The above capital loss carryover includes $3,984 (amount in thousands) 0f losses acquired from J. P. Morgan Emerging Markets Equity Fund and may be limited under the Code Sections 381-384.

  **  The International Opportunities Fund capital loss carryover includes $2,678 (amount in thousands) of losses acquired from JPMorgan Global 50 Fund. A portion of the capital loss carryforward from International Opportunities Fund may be limited in future years under the Code Sections 381-384.

During the year ended October 31, 2005, Asia Equity Fund, Emerging Markets Equity Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Intrepid International Fund and Japan Fund utilized capital loss carryovers of $431, $21,281, $18,211, $310, $29,710, $6,436, $20,623 and $681, respectively (in thousands).

JPMorgan International Equity Funds 119

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).
In addition, effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The Funds had no borrowings outstanding at October 31, 2005, or at any time during the year ended.

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2005, substantially all of each Fund's net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2005, International Equity Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund and Intrepid International Fund invested approximately 23.1%, 28.2%, 24.7%, 21.4%, 30.1% and 24.6%,

JPMorgan International Equity Funds 120

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

respectively, of their respective portfolios in issuers in the United Kingdom. As of October 31, 2005, International Equity, International Growth and International Value invested approximately 21.8%, 23.3% and 20.5%, respectively, of their respective portfolios in securities in issuers in Japan. Asia Equity Fund invested 27.8% and 26.9% of its respective portfolio in issuers in Hong Kong and South Korea.

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. At October 31, 2005 31.0% of the Asia Equity Fund, 19.4% of the Emerging Markets Equity Fund, 13.2% of the International Equity Fund, 5.0% of the International Opportunities Fund, 7.6% of the International Value Fund, 14.9% of the Intrepid European Fund, 16.2% of the Intrepid International Fund and 35.9% of the Japan Fund are owned by a related party. Investment activities of these shareholders could have a material impact on the Funds.

9. Legal Matters

None of the actions described below allege that any unlawful activity took place with respect to any Funds whose financial statements are included in this report.

On July 1 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation ("BOIA"), the investment adviser to the former One Group Mutual Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, One Group Dealer Services, Inc. One Group Administrative Services, Inc. and BOIA (renamed JPMorgan Investment Advisors, Inc. effective February 19, 2005) became affiliates of both JPMIM and JPMCB. JPMDS (formerly One Group Dealer Services, Inc.) and JPMFM (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 30, 2004. In addition, BOIA has agreed to undertakings relating to and has commenced implementation of, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and cease and disist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g. BOIA) and distributor (i.e. JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorney's fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

10. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management's proposal to merge JPMorgan

JPMorgan International Equity Funds 121

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Global 50 Fund (the "Target Fund") into JPMorgan International Opportunities Fund (the "Acquiring Fund"). Furthermore, on August 19, 2004, the Board of Trustees of the then existing Trusts, and on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management's proposal to merge the One Group Diversified International Fund (the "Target Fund") into the JPMorgan International Equity Fund (the "Acquiring Fund").

The Agreement and Plan of Reorganization with respect to the JPMorgan Global 50 Fund and the One Group Diversified International Fund were approved by the Funds' shareholders at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005.

The merger was effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of reorganization, shareholders of the Target Funds received the number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
TARGET FUND
JPMorgan Global 50 Fund				$2,103
Class A	7	$92	$13.55
Select Class	1,451	19,755	13.62
ACQUIRING FUND
JPMorgan Fleming International Opportunities Fund				$46,687
Class A	1,089	12,132	11.14
Class B	111	1,228	11.08
Select Class	3,792	42,634	11.24
Institutional Class	12,477	140,773	11.28
POST REORGANIZATION
JPMorgan International Opportunities Fund				$48,790
Class A	1,098	12,224	11.14
Class B	111	1,228	11.08
Select Class	5,550	62,389	11.24
Institutional Class	12,477	140,773	11.28

JPMorgan International Equity Funds 122

ANNUAL REPORT OCTOBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
TARGET FUND
One Group Diversified International Fund				$135,411
Class A	2,528	$36,808	$14.56
Class B	816	10,696	13.11
Class C	139	1,822	13.10
Class I	74,915	1,095,703	14.63
ACQUIRING FUND
JPMorgan Fleming International Equity Fund				$360,889
Class A	2,739	82,279	30.04
Class B	47	1,407	29.89
Class C	482	14,387	29.83
Select	52,128	1,569,841	30.12
POST REORGANIZATION
JPMorgan International Equity Fund				$496,300
Class A	3,964	119,087	30.04
Class B	405	12,103	29.89
Class C	543	16,209	29.83
Select Class	88,516	2,665,544	30.12

11. Transfers-In-Kind

For the period ended October 31, 2005, certain shareholders of the International Equity Fund redeemed Select Class shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund's portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed and gains which resulted from the redemption in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
FUND
International Equity Fund	March 1, 2005	$120,296	$63,078	Redemption in-kind
	March 3, 2005	114,575	50,107	Redemption in-kind

12. Subsequent Events

Effective November 30, 2005 (the "Effective Date"), JPMAM (London) will no longer serve as the sub-advisor to International Equity Fund, International Growth Fund, Intrepid European Fund or Japan Fund. After the Effective Date, the Advisor will retain all fees previously payable to JPMAM (London).

On November 9, 2005, the Board of Trustees adopted a resolution to change the name of the JPMorgan Tax Aware International Opportunities Fund to JPMorgan Intrepid International Fund (the "Fund") effective December 15, 2005. In addition, changes to the investment objective and investment strategy are expected to take effect on December 15, 2005. The Fund's objective will seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

JPMorgan International Equity Funds 123

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Growth Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund, JPMorgan Intrepid European Fund, JPMorgan Intrepid International Fund and JPMorgan Japan Fund (each a portfolio of JPMorgan Trust I and hereafter collectively referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2005

JPMorgan International Equity Funds 124

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	113		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	113		None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	112	*	Director, Cardinal Health, Inc (CAH) (1994-present); Director, the Crane Group (2003-present); Chairman, The Columbus Association for the Performing Arts (CAPA) (2003-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	113		Director, Albert Einstein School of Medicine (1998-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	113		None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	112	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	112	*	Trustee, Mather LifeWays (1994-present); Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	113		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Stratton Mountain School (2001-present).

JPMorgan International Equity Funds 125

JPMorgan Funds

TRUSTEES (CONTINUED)

(Unaudited)

Name (Year of Birth); Positions With the Trusts	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	112	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	113		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	112	*	Director, AMS Group (2001-present); Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	113		None.

Interested Trustee
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	113		Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (113 funds) as of October 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of October 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan International Equity Funds 126

ANNUAL REPORT OCTOBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan International Equity Funds 127

JPMorgan Funds

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMorgan International Equity Funds 128

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMorgan International Equity Funds 129

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During May 1, 2005 to October 31, 2005	Annualized Expense Ratio
ASIA EQUITY FUND
Class A
Actual	$1,000.00	$1,058.10	$9.08	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Select Class
Actual	$1,000.00	$1,059.20	$7.79	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class
Actual	$1,000.00	$1,059.70	$7.01	1.35%
Hypothetical	$1,000.00	$1,018.40	$6.87	1.35%
EMERGING MARKETS EQUITY FUND
Class A
Actual	$1,000.00	$1,153.90	$10.86	2.00%
Hypothetical	$1,000.00	$1,015.12	$10.16	2.00%
Class B
Actual	$1,000.00	$1,151.80	$13.61	2.51%
Hypothetical	$1,000.00	$1,012.55	$12.73	2.51%
Select Class
Actual	$1,000.00	$1,156.40	$9.46	1.74%
Hypothetical	$1,000.00	$1,016.48	$8.84	1.74%
Institutional Class
Actual	$1,000.00	$1,156.90	$8.37	1.54%
Hypothetical	$1,000.00	$1,017.44	$7.83	1.54%
INTERNATIONAL EQUITY FUND
Class A
Actual	$1,000.00	$1,073.10	$6.85	1.31%
Hypothetical	$1,000.00	$1,018.65	$6.67	1.31%
Class B
Actual	$1,000.00	$1,069.70	$10.33	1.98%
Hypothetical	$1,000.00	$1,015.22	$10.06	1.98%
Class C
Actual	$1,000.00	$1,069.80	$10.38	1.99%
Hypothetical	$1,000.00	$1,015.22	$10.11	1.99%
Select Class
Actual	$1,000.00	$1,074.60	$5.54	1.06%
Hypothetical	$1,000.00	$1,019.91	$5.40	1.06%

JPMorgan International Equity Funds 130

ANNUAL REPORT OCTOBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During May 1, 2005 to October 31, 2005	Annualized Expense Ratio
INTERNATIONAL GROWTH FUND
Class A
Actual	$1,000.00	$1,081.90	$10.50	2.00%
Hypothetical	$1,000.00	$1,015.12	$10.16	2.00%
Class B
Actual	$1,000.00	$1,080.10	$13.11	2.50%
Hypothetical	$1,000.00	$1,012.60	$12.68	2.50%
INTERNATIONAL OPPORTUNITIES FUND
Class A
Actual	$1,000.00	$1,081.90	$7.35	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Class B
Actual	$1,000.00	$1,079.60	$9.96	1.90%
Hypothetical	$1,000.00	$1,015.63	$9.65	1.90%
Select Class
Actual	$1,000.00	$1,083.90	$6.09	1.16%
Hypothetical	$1,000.00	$1,019.36	$5.90	1.16%
Institutional Class
Actual	$1,000.00	$1,084.40	$4.83	0.92%
Hypothetical	$1,000.00	$1,020.57	$4.69	0.92%
INTERNATIONAL VALUE FUND
Class A
Actual	$1,000.00	$1,120.10	$7.70	1.44%
Hypothetical	$1,000.00	$1,017.95	$7.32	1.44%
Class B
Actual	$1,000.00	$1,118.10	$10.36	1.94%
Hypothetical	$1,000.00	$1,015.43	$9.86	1.94%
Select Class
Actual	$1,000.00	$1,121.50	$6.36	1.19%
Hypothetical	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class
Actual	$1,000.00	$1,123.90	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.42	$4.84	0.95%

JPMorgan International Equity Funds 131

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

October 31, 2005

(Unaudited)

	Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During May 1, 2005 to October 31, 2005	Annualized Expense Ratio
INTREPID EUROPEAN FUND
Class A
Actual	$1,000.00	$1,102.00	$7.79	1.47%
Hypothetical	$1,000.00	$1,017.80	$7.48	1.47%
Class B
Actual	$1,000.00	$1,099.10	$10.42	1.97%
Hypothetical	$1,000.00	$1,015.27	$10.01	1.97%
Class C
Actual	$1,000.00	$1,099.20	$10.42	1.97%
Hypothetical	$1,000.00	$1,015.27	$10.01	1.97%
Select Class
Actual	$1,000.00	$1,103.30	$6.47	1.22%
Hypothetical	$1,000.00	$1,019.06	$6.21	1.22%
Institutional Class
Actual	$1,000.00	$1,104.70	$5.30	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
INTREPID INTERNATIONAL FUND
Class A
Actual	$1,000.00	$1,085.00	$7.88	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%
Institutional Class
Actual	$1,000.00	$1,088.20	$5.26	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
JAPAN FUND
Class A
Actual	$1,000.00	$1,191.90	$9.67	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Class B
Actual	$1,000.00	$1,189.70	$12.64	2.29%
Hypothetical	$1,000.00	$1,013.66	$11.62	2.29%

JPMorgan International Equity Funds 132

ANNUAL REPORT OCTOBER 31

2005

BOARD OF TRUSTEES APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements and sub-advisory agreements, as applicable (together, the "Advisory Agreements") for the Funds whose annual report is contained herein. At the July meeting, the Board's equity investment sub-committee met to review and consider performance and expense information for each Fund, the adviser to which is J.P.Morgan Investment Management Inc. (the "Adviser") and in the case of the Asia Equity Fund, the sub-adviser to which is JF International Management Inc., and in the case of International Growth Fund, International Equity Fund, Intrepid European Fund and Japan Fund, the sub-adviser to which is JPMorgan Asset Management (London) Limited (together with the Adviser, the "Advisers"). The equity investment sub-committee reported to the full Board, which then considered the equity investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreements or any of their affiliates, approved the Advisory Agreements on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisers, as provided in the Advisory Agreements was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisers

The Trustees received and considered information regarding the nature, extent and quality of the services

JPMorgan International Equity Funds 133

JPMorgan Funds

BOARD OF TRUSTEES APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisers' senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisers. In addition, the Trustees considered the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Advisers was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisers to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisers and their affiliates, the commitment of the Advisers to provide high quality service to the Funds, the benefits to the Fund of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisers' integrity and the Advisers' responsiveness to concerns raised by them, including the Advisers' willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisers.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisers discontinued third-party soft dollar arrangements with respect to securities transactions they execute for the Funds. The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Advisers are expected to earn fees from the Funds

JPMorgan International Equity Funds 134

ANNUAL REPORT OCTOBER 31

2005

BOARD OF TRUSTEES APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12bh1hh fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisers. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund's Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer's report as noted in the Investment Performance section of this report.

The Trustees also noted that, upon their direction, the Funds Chief Compliance Officer for the Asia Equity Fund, Emerging Markets Equity Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Intrepid European Fund, Intrepid International Fund (formerly known as Tax Aware International Opportunities Fund) and Japan Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreements, the Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment

JPMorgan International Equity Funds 135

JPMorgan Funds

BOARD OF TRUSTEES APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the one year and three year performance of the Asia Equity Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the Emerging Markets Equity Fund was better than that of its Universe Group median for the one year and three year time periods.

The Trustees noted that the performance of the International Equity Fund was within a reasonable range of the Universe Group median.

The Trustees recognized that although the one-year performance of the International Growth Fund lagged that of its Universe Group, the Fund's three year performance had been within a reasonable range of the median of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and that the Fund is currently not being publicly offered. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that although the one-year performance of the International Opportunities Fund lagged that of its Universe Group, the Fund's three year performance had been better than the median of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees noted that the performance of the International Value Fund was better than that of its Universe Group median for the one year and three year time periods.

The Trustees noted that the performance of the Intrepid European Fund was better than that of its Universe Group median for the one year and three year time periods.

The Trustees recognized that although the one-year performance of the Intrepid International Fund (formerly known as the Tax Aware International Opportunities Fund) lagged that of its Universe Group, the Fund's three year performance had been better than the median of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

JPMorgan International Equity Funds 136

ANNUAL REPORT OCTOBER 31

2005

BOARD OF TRUSTEES APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Trustees noted that the performance of the one, three and five year periods of the Japan Fund was better than that of its Universe Group median.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Asia Equity Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that, the net advisory fee was lower than the median of its Universe Group.

The Trustees noted that the Emerging Markets Equity Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the total actual expenses were also within a reasonable range of the median of its Universe Group.

The Trustees noted that although the International Equity Fund's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the total actual expenses were lower that the median of its Universe Group.

The Trustees noted that the International Growth Fund's contractual advisory fee was in the third quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the International Value Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid European Fund's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee rate was acceptable.

The Trustees noted that although the Intrepid International Fund's (formerly known as the Tax Aware International Opportunities Fund) contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

The Trustees noted that although the Japan Fund's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, the fee was considered reasonable recognizing that the total actual expenses were within a reasonable range of the Universe Group.

JPMorgan International Equity Funds 137

JPMorgan Funds

TAX LETTER

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

For the fiscal year ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$411
International Equity Fund	33,590
International Opportunities Fund	4,550
International Value Fund	1,358
Intrepid European Fund	7,150
Intrepid International Fund	2,885
Emerging Markets Equity Fund	618

For the fiscal year ended October 31, 2005, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$1,438	$164
Emerging Markets Equity Fund	3,131	366
International Equity Fund	68,130	5,495
International Opportunities Fund	4,868	304
International Value Fund	2,140	163
Intrepid European Fund	3,622	341
Intrepid International Fund	3,653	220

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2005. These shareholders will receive more detailed information along with 2005 Form 1099-DIV.

The Intrepid European Fund hereby designates $801 (in thousands) as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2005.

JPMorgan International Equity Funds 138

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

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PERMIT 2891

KANSAS CITY, MO

JPMorgan Funds Fulfillment Center
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© J.P. Morgan Chase & Co., 2005 All rights reserved. December 2005.  AN-INTEQ-1005

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of October 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 – Not applicable *

2005 - $939,994

(* Registrant commenced operations on February 18, 2005, therefore, there were no prior year fees.)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2003 – $8,277,000 **

2004 – $9,397,000

(** For the period May 6, 2003 through December 31, 2003 – Services provided by the independent public registered accounting firm were not required to be approved prior to May 6, 2003).

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – Not applicable *

2005 - $261,600

(* Registrant commenced operations on February 18, 2005, therefore, there were no prior year fees.)

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax year ended October 31, 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of
Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the pre-approval policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-Approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-Approval list must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable

2005 – 78%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

J.P. Morgan Investor Services Co. began serving as the sub-administrator as of July 1, 2005 and, in such capacity, assisted with financial reporting for the period covered by this report. All pre-existing policies and procedures remain substantially the same.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ George C.W. Gatch
George C.W. Gatch President and Principal Executive Officer December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
December 29, 2005

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
December 29, 2005